                                                       AEGON/Transamerica

                                                        Series Fund, Inc.

                                                 Formerly, WRL Series Fund, Inc.











                                            Semi-Annual Report  |  June 30, 2001


August 2001
ACC00001-8/01

TABLE OF CONTENTS


AEGON/Transamerica Series Fund, Inc.


HOUSEHOLDING NOTICE ......................................................    2

CHAIRMAN'S LETTER ........................................................    3

PORTFOLIO

  J.P. Morgan Money Market ...............................................    5
  AEGON Bond .............................................................   17
  Janus Growth ...........................................................   31
  Janus Global ...........................................................   43
  LKCM Strategic Total Return ............................................   57
  Van Kampen Emerging Growth .............................................   71
  Alger Aggressive Growth ................................................   85
  AEGON Balanced .........................................................   97
  Federated Growth & Income ..............................................  109
  Dean Asset Allocation ..................................................  121
  C.A.S.E. Growth ........................................................  135
  NWQ Value Equity .......................................................  147
  GE International Equity ................................................  159
  GE U.S. Equity .........................................................  173
  Third Avenue Value .....................................................  187
  J.P. Morgan Real Estate Securities .....................................  201
  Goldman Sachs Growth ...................................................  213
  Munder Net50 ...........................................................  227
  T. Rowe Price Dividend Growth ..........................................  239
  T. Rowe Price Small Cap ................................................  253
  Salomon All Cap ........................................................  269
  Pilgrim Baxter Mid Cap Growth ..........................................  283
  Dreyfus Mid Cap ........................................................  295
  Value Line Aggressive Growth ...........................................  309
  Great Companies - America/SM/ ..........................................  321
  Great Companies - Technology/SM/ .......................................  333
  Great Companies - Global/2/ ............................................  345
  Gabelli Global Growth ..................................................  357
  LKCM Capital Growth ....................................................  371
  American Century International..........................................  383
  American Century Income & Growth .......................................  395

-------------------------------------------------------------------------------
       The portfolios of the AEGON/Transamerica Series Fund, Inc. are made available through variable life insurance, variable annuity, and group annuity products. The availability of certain portfolios may vary from product to product.
-------------------------------------------------------------------------------

                    AEGON/Transamerica Series Fund, Inc.  1

--------------------------------------------------------------------------------
   AEGON/TRANSAMERICA SERIES FUND, INC.


                            IMPORTANT NOTICE ABOUT
                        DELIVERY OF INVESTOR DOCUMENTS

Every year we send you informative materials such as the AEGON/Transamerica Series Fund, Inc. (the "Fund") Annual Report, the Fund Prospectus, and other required documents that keep you up to date with information regarding the portfolios to which you allocate your Policy or Contract premiums.

Currently, we send a package to all investors at each mailing address. In the future, however, we will send only one piece per mailing address, a method that will save the Fund, and its investors, money by reducing mailing and printing costs. We will make this change unless you tell us not to. You do not need to do anything unless you want more than one copy sent to your household. If you would like to continue to receive multiple copies, simply call a WRL Customer Service Representative at the number below. Your request will take effect within 30 days.

                               -----------------

                             WRL Customer Service
                       Call Toll Free at 1-800-851-9777
                     Hours: 8 a.m. to 8 p.m. Eastern Time
                                Monday - Friday

                                 P.O. Box 5068
                        Clearwater, Florida 33758-5068
                   Distributor: AFSG Securities Corporation

                    AEGON/Transamerica Series Fund, Inc. 2

FELLOW CONTRACT AND POLICY OWNERS:


Interesting times.


Supposedly, the "interesting" in the old proverb "May you live in interesting times" means dangerous or turbulent. That's why the expression is often considered to be something of a curse. The point of the phrase, however, is not intended to be harmful--it is meant to be ironic. On a very basic level, just think how difficult and frustrating it is now to choose among a myriad of investment options. I suspect we've all longed occasionally the last few years for simpler, less "interesting" times.


(photo)
John R. Kenney
Chairman of the Board


(photo)
Patrick S. Baird
President

Truth is, though, we are in the midst of ferociously interesting times, not the least of which has been the last six months. Inside the period the markets plunged to depths only the most pessimistic of market watchers could have expected, only to come roaring back, then fade, then rally again. To the point, the irrepressibly volatile NASDAQ Composite Index fell 43 % from its January high to its April 4 bottom, shot up 41 % through May 22, fell 14 % to June 18, then rallied into the month's close, finishing the period at 2160.54.

Maybe the hardest part about living in interesting times is simply living through interesting times.

The period, six "interesting" months, if you will, reminds us...again...that the markets do not move in one direction. Markets do go down. They may even stay down for what seems to be a long time. Throughout it all, the challenge to investors--be they public or professional, individual or institution--is to stay true to an intelligent investment strategy.

But it's easy to get anxious when it's hard to make money. The best remedy for that anxiety we think is to maintain confidence in your investment plan and in the financial professionals who support you. Make the time, then, to sit down with your advisor and revisit your long-term financial goals. Remember, in uncertain times, asset allocation and portfolio diversification are important market hedges.

For our part, we'll keep working to ensure you can invest with assurance under any market conditions. Right now, the level and breadth of investment talent represented in the AEGON/Transamerica Series Fund, Inc. has never been more imposing. Examine the comments from the money managers contained in this Report. A sense of how they stick to their individual investment strategies can only make it easier for you to stick to yours. In the end, the only thing we can truly control is what we do, not what the markets do.

As tough as it's been of late, our optimism toward the long term is unshaken. Indeed, everything in our experience tells us that business fundamentals will win out again, this time, perhaps, with a more rational growth trajectory. In the meantime, we've every reason to expect more turmoil. But that's the short-term price we pay for the long-term wealth opportunities we create--the ultimate reward for living in interesting times.

Across the months ahead, a great deal will turn on our optimism and resilience. We ask you to remember that while your task of financial planning is formidable right now, so too is your potential for reward. We appreciate the opportunity to help you with both.


Sincerely yours,

/s/  John R. Kenny
------------------
JOHN R. KENNEY
Chairman of the Board


                    AEGON/Transamerica Series Fund, Inc.  3

                                                       AEGON/Transamerica
                                                        Series Fund, Inc.
                                                 Formerly, WRL Series Fund, Inc.

                                                    J.P. Morgan Money Market
                                                    Formerly, WRL J.P. Morgan
                                                           Money Market





                                              Semi-Annual Report | June 30, 2001

August 2001
ACC00001-8/01

J.P. MORGAN MONEY MARKET

 ...seeks to obtain maximum current income consistent with perservation of principal and maintenance of liquidity.


MARKET ENVIRONMENT

Fixed-income markets were buffeted this period by the continued easing of monetary policy, more aggressive than expected tax cuts, and the continued retrenchment of the capital spending boom. Economic growth remained under severe pressure with the industrial sector (technology sector in particular) feeling the brunt of the impact. With corporate profits being squeezed by rising labor and energy costs and the capital servicing requirements of higher debt burdens, capital spending growth continued to fall sharply into negative territory. The effects of labor shedding clearly emerged during the second quarter.

In spite of this bleak news, the consumer sector remained relatively firm. The easing moves by the Federal Reserve Board ("Fed") and the prospect of $60 billion in reduced taxes in coming months seem to have had a favorable effect on consumer psychology. Consumer confidence measures even showed an upturn at the end of the second quarter, notwithstanding the prospect of further weakening in the employment picture.

In this environment, the yield curve steepened significantly, with short rates declining to reflect the total of 275 basis points of easing this cycle. Longer rates increased to reflect recovering economic prospects and reduced government surplus. Three-month Treasury bills ended the second quarter yielding 3.64 %, down 65 basis points and thirty-year bond yields were up 30 basis points, ending at 5.75 %.

STRATEGY REVIEW

Investment decisions during the first part of the year were dictated by an inverted LIBOR curve. The weighted average maturity of the portfolio was shortened to take advantage of the relatively high overnight rates. During the second quarter, we restructured the portfolio, taking a more barbelled rather than a laddered approach, by purchasing 1-month and 1-year securities. We added the longer duration securities to take advantage of the steepness in the LIBOR curve. Because the front end of the curve for the first time this year offered higher yields than the Fed Funds rate, we were able to invest in securities that added incremental yield to the portfolios.

A key contributor to excess return versus the benchmark was our allocation to asset-backed commercial paper. These securities will typically add 5 basis points of return versus the A1/P1+ offerings. The shorter weighted average maturity during the first quarter and then the timely extension of the portfolio also contributed to the positive performance.

OUTLOOK

With the impact of the inventory adjustment fading, most of the capital spending retrenchment behind us, an accommodative Fed, and tax cuts in consumers' pockets, we believe the most likely path for the economy is for recovery. In this environment, event risk for corporate credits should decline. Therefore, we expect that credit spreads will continue to compress, though not at the same pace as earlier in the year. As markets begin to anticipate an end to the Fed's accommodative stance, interest rates will drift higher, and the yield curve will tend to flatten. We will continue to opportunistically purchase asset-backed commercial paper and look to maintain a barbell structure during the third quarter.

/s/ John T. Donohue                                          /s/ Mark Settles
-------------------                                          ----------------
JOHN T. DONOHUE                                              MARK SETTLES

                            J.P. Morgan Money Market

                               Portfolio Managers


The views expressed in this commentary on J.P. Morgan Money Market reflect those of the portfolio managers through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                     AEGON/Transamerica Series Fund, Inc. 6

J.P. MORGAN MONEY MARKET

We believe the most likely path for the economy is for recovery.

                                                                [JPMorgan Logo]

                          Portfolio Composition 6/30/01

Pie chart depicting portfolio composition as a percentage of total portfolio net assets.

Commercial Paper                                                          24.94%
Short-Term Obligations                                                    25.60%
Short-Term U.S. Government                                                33.55%
Other                                                                     15.91%


                          Maturity Composition 6/30/01
                           (all amounts in thousands)

Bar chart depicting maturity composition of the portfolio at June 30, 2001. (All amounts in thousands.)

                                                         Market Value
                 30 days                                      $88,426
                 31-60 days                                   $67,624
                 61-90 days                                   $44,874
                 91-180 days                                  $74,180
                 181-270 days                                  $5,999
                 271 days to 1 year                           $46,998
                 1 year+                                      $10,000


Five Largest Holdings (% of Net Assets)
Fannie Mae, 4.70% due 08/15/01                      7.36 %
Federal Home Loan Bank, 4.74% due 08/17/01          5.88 %
Fannie Mae, 4.15% due 07/12/01                      4.43 %
Fannie Mae, 3.58% due 09/13/01                      4.41 %
BNP Paribas - NY, 3.76% due 12/10/01                2.96 %


This material must be preceded or accompanied by the Fund's current prospectus.

Past performance does not guarantee future results. An investment in J.P. Morgan Money Market is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $ 1.00 per share, it is possible to lose money by investing in the portfolio.


                    AEGON/Transamerica Series Fund, Inc.  7

--------------------------------------------------------------------------------
   J.P. MORGAN MONEY MARKET


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


                                                      Principal  Market
                                                       Amount    Value
                                                      --------- --------
        SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (33.55 %)

          Fannie Mae
           4.15 %, due 07/12/2001.................... $ 15,000  $ 14,980
          Fannie Mae
           4.13 %, due 07/26/2001....................    2,000     1,994
          Fannie Mae
           4.70 %, due 08/15/2001....................   25,000    24,852
          Fannie Mae
           4.84 %, due 08/23/2001....................   10,000     9,929
          Fannie Mae
           4.36 %, due 09/07/2001....................    2,000     1,984
          Fannie Mae
           3.58 %, due 09/13/2001....................   15,000    14,890
          Fannie Mae
           3.65 %, due 12/13/2001....................   10,000     9,833
          Federal Home Loan Bank
           4.74 %, due 08/17/2001....................   20,000    19,875
          Federal Home Loan Bank
           4.13 %, due 05/14/2002....................    5,000     5,000
          Federal Home Loan Bank
           4.30 %, due 05/23/2002....................   10,000    10,000
                                                                --------
         Total Short-Term
          U.S. Government Obligations
         (cost: $ 113,337)....................................  113,337
                                                                --------

        COMMERCIAL PAPER (24.94 %)

           Automotive (4.82 %)

          Toyota Motor Credit Corporation - 144A (a)
           3.71 %, due 08/03/2001....................   10,000     9,966
          Volkswagen of America, Inc. - 144A (a)
           3.86 %, due 07/18/2001....................    6,330     6,318

           Business Credit Institutions (5.91 %)

          Enterprise Funding Corp. - 144A (a)
           3.98 %, due 07/09/2001....................   10,000     9,991
          Mont Blanc Capital Corporation - 144A (a)
           3.81 %, due 07/20/2001....................   10,000     9,980

           Commercial Banks (9.41 %)

          Commonwealth Bank of Australia
           Finance Inc. (Delaware)
           3.75 %, due 07/30/2001....................   10,000     9,970
          Danske Bank
           4.21%, due 07/25/2001.....................   10,000     9,972
          Nordea North America Inc.
           4.32 %, due 10/10/2001....................    2,000     1,976
          UBS Finance (Delaware) LLC
           4.42 %, due 10/12/2001....................   10,000     9,874

                                                      Principal  Market
                                                       Amount    Value
                                                      --------- --------
       COMMERCIAL PAPER (continued)

          Personal Credit Institutions (0.07 %)
         General Electric Capital Corporation
          4.10 %, due 07/02/2001..................... $    252  $    252

          Petroleum Refining (2.96 %)

         Texaco Inc.
          3.90 %, due 07/16/2001.....................   10,000     9,984

          Security & Commodity Brokers (1.77 %)

         Credit Suisse First Boston, Inc. - 144A (a)
          5.13 %, due 07/20/2001.....................    6,000     5,984
                                                                --------
        Total Commercial Paper
        (cost: $ 84,267)......................................   84,267
                                                                --------

       SHORT-TERM OBLIGATIONS (25.60 %)

          Commercial Banks (21.75 %)

         Australia and New Zealand Banking
          Group Limited (b)
          4.29 %, due 11/02/2001.....................    9,500     9,499
         Bank of America Corporation (b)
          4.08 %, due 09/06/2001.....................    2,000     2,000
         Bank One Corporation (b)
          3.98 %, due 09/21/2001.....................    3,000     3,002
         Bayerische Hypo - und
          Vereinsbank AG - NY (b)
          3.84 %, due 09/21/2001.....................   10,000     9,999
         Bayerische Hypo - und
          Vereinsbank AG - NY (b)
          3.79 %, due 06/28/2002.....................    5,000     4,998
         Bayerische Landesbank - NY (b)
          3.86 %, due 09/19/2001.....................    3,000     3,000
         Canadian Imperial Bank of Commerce (b)
          3.81 %, due 06/11/2002.....................    3,000     3,000
         Citigroup Inc. (b)
          3.96 %, due 07/12/2002.....................   10,000    10,000
         Credit Agricole Indosuez - NY (b)
          3.80 %, due 05/21/2002.....................    5,000     5,000
         First Union Corporation (b)
          3.91 %, due 10/16/2001.....................    2,000     2,000
         Merita Bank PLC - NY (b)
          3.81 %, due 05/21/2002.....................    9,000     9,000
         National City Bank
          6.98 %, due 08/02/2001.....................    3,000     3,000
         Wachovia Corporation (b)
          4.93 %, due 10/09/2001.....................    3,000     3,001
         Wells Fargo & Company (b)
          4.12 %, due 07/20/2001.....................    1,000     1,000
         Westdeutsche Landesbank Girozentura (b)
          3.68 %, due 05/29/2002.....................    5,000     4,999

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 8

--------------------------------------------------------------------------------
   J.P. MORGAN MONEY MARKET


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

                                                   Principal Market
                                                    Amount   Value
                                                   --------- -------
            SHORT-TERM OBLIGATIONS (continued)

               Security & Commodity Brokers (1.78 %)

              American Express Centurion Bank (b)
               3.94 %, due 10/16/2001............. $  6,000  $ 6,000

               Variety Stores (2.07 %)

              Wal-Mart Stores, Inc. (b)
               3.66 %, due 12/27/2001.............    7,000    6,998
                                                             -------
             Total Short-Term Obligations
             (cost: $ 86,496)..............................  86,496
                                                             -------

            CERTIFICATES OF DEPOSITS (15.98 %)

              BNP Paribas - NY
               3.76 %, due 12/10/2001.............   10,000   10,000
              Credit Agricole Indosuez - NY
               4.54 %, due 10/11/2001.............    5,000    5,000
              Credit Agricole Indosuez - NY
               5.23 %, due 02/20/2002.............    6,000    5,999
              Deutsche Bank AG - NY
               3.65 %, due 09/17/2001.............   10,000   10,000

                                                  Principal  Market
                                                   Amount    Value
                                                  --------- ---------
         CERTIFICATES OF DEPOSITS (continued)

           Dresdner Bank AG - NY
            5.25 %, due 07/16/2001............... $  8,000  $   8,000
           Landesbank Hessen-Thuringen
            3.77 %, due 12/17/2001...............   10,000     10,000
           Westdeutsche Landesbank Girozentura
            4.30 %, due 05/01/2002...............    5,000      5,002
                                                            ---------
          Total Certificates of Deposits
          (cost: $ 54,001)................................    54,001
                                                            ---------
          Total Investment Securities
          (cost: $ 338,101)............................... $ 338,101
                                                            =========

         SUMMARY:

           Investments, at market value.......... 100.07 %  $ 338,101
           Liabilities in excess of other assets.  (0.07)%       (242)
                                                  --------  ---------
           Net assets............................ 100.00 %  $ 337,859
                                                  ========  =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
(b)Floating or variable rate note. Rate is listed as of June 30, 2001.

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 9

--------------------------------------------------------------------------------
   J.P. MORGAN MONEY MARKET


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost..................... $ 338,101
                                                          =========
  Investments in securities, at market value............. $ 338,101
  Cash...................................................        51
  Receivables:
   Securities sold.......................................         0
   Interest..............................................       954
   Other.................................................         0
                                                          ---------
    Total assets.........................................   339,106
                                                          ---------
Liabilities:
  Securities purchased...................................         0
  Accounts payable and accrued liabilities:
   Investment advisory fees..............................       119
   Dividends to shareholders.............................     1,117
   Other fees............................................        11
                                                          ---------
    Total liabilities....................................     1,247
                                                          ---------
      Net assets......................................... $ 337,859
                                                          =========
Net Assets Consists of:
  Capital stock shares authorized........................   600,000
                                                          =========
  Capital stock ($ .01 par value)........................ $   3,379
  Additional paid-in capital.............................   334,480
  Accumulated undistributed (distributions in excess of)
   net investment income (loss)..........................         0
  Accumulated undistributed net realized gain (loss) on
   investment securities.................................         0
                                                          ---------
  Net assets applicable to outstanding shares of capital. $ 337,859
                                                          =========
  Shares outstanding.....................................   337,859
                                                          =========
  Net asset value and offering price per share........... $    1.00
                                                          =========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

Investment Income:
  Interest................................................. $ 9,843
                                                            -------
    Total investment income................................   9,843
                                                            -------
Expenses:
  Investment advisory fees.................................     742
  Printing and shareholder reports.........................      10
  Custody fees.............................................      32
  Administrative service fees..............................       6
  Legal fees...............................................       1
  Auditing and accounting fees.............................       5
  Directors fees...........................................       1
  Registration fees........................................       0
  Other fees...............................................       1
                                                            -------
    Total expenses.........................................     798
Less:
  Fees paid indirectly.....................................       0
                                                            -------
    Net expenses...........................................     798
                                                            -------
  Net investment income (loss).............................   9,045
                                                            -------
Realized Gain (Loss):
  Net realized gain (loss) on investment securities........       0
                                                            -------
    Net increase (decrease) in net assets resulting from
     operations............................................ $ 9,045
                                                            =======

The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 10

--------------------------------------------------------------------------------
   J.P. MORGAN MONEY MARKET


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                       June 30,   December 31,
                                                                         2001         2000
                                                                       ---------  ------------
Operations:
  Net investment income (loss)........................................ $   9,045  $    16,990
  Net realized gain (loss) on investment securities...................         0            0
                                                                       ---------  -----------
  Net increase (decrease) in net assets resulting from operations.....     9,045       16,990
                                                                       ---------  -----------
Distribution to Shareholders:
  Net investment income...............................................    (9,045)     (16,990)
                                                                       ---------  -----------
   Total distributions................................................    (9,045)     (16,990)
                                                                       ---------  -----------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares...................................   740,174    1,816,497
  Dividends and distributions reinvested..............................     9,045       16,990
  Cost of shares redeemed.............................................  (731,305)  (1,943,353)
                                                                       ---------  -----------
   Increase (decrease) in net assets from capital share transactions..    17,914     (109,866)
                                                                       ---------  -----------
  Net increase (decrease) in net assets...............................    17,914     (109,866)

Net Assets:
  Beginning of period.................................................   319,945      429,811
                                                                       ---------  -----------
  End of period....................................................... $ 337,859  $   319,945
                                                                       =========  ===========
  Undistributed (distributions in excess of) net investment income.... $       0  $         0
                                                                       =========  ===========


FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,                        December 31,
                                                                      ---------  -------------------------------------------
                                                                        2001       2000       1999       1998       1997
                                                                      ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period................................. $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                                      ---------  ---------  ---------  ---------  ---------
  Income from operations:
   Net investment income (loss)......................................      0.02       0.06       0.05       0.05       0.05
                                                                      ---------  ---------  ---------  ---------  ---------
    Net income (loss) from operations................................      0.02       0.06       0.05       0.05       0.05
                                                                      ---------  ---------  ---------  ---------  ---------
  Distributions:
   Dividends from net investment income..............................     (0.02)     (0.06)     (0.05)     (0.05)     (0.05)
                                                                      ---------  ---------  ---------  ---------  ---------
    Total distributions..............................................     (0.02)     (0.06)     (0.05)     (0.05)     (0.05)
                                                                      ---------  ---------  ---------  ---------  ---------
Net asset value, end of period....................................... $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                                      =========  =========  =========  =========  =========
Total return.........................................................    2.58 %     6.15 %     4.63 %     5.26 %     5.24 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 337,859  $ 319,945  $ 429,811  $ 169,731  $ 119,708
   Ratio of expenses to average net assets/(6)/......................    0.43 %     0.44 %     0.44 %     0.46 %     0.48 %
   Ratio of net investment income (loss) to average net assets/(6)/..    4.88 %     5.97 %     4.81 %     5.24 %     5.32 %


                                                                        1996
                                                                      ---------
Net asset value, beginning of period................................. $    1.00
                                                                      ---------
  Income from operations:
   Net investment income (loss)......................................      0.05
                                                                      ---------
    Net income (loss) from operations................................      0.05
                                                                      ---------
  Distributions:
   Dividends from net investment income..............................     (0.05)
                                                                      ---------
    Total distributions..............................................     (0.05)
                                                                      ---------
Net asset value, end of period....................................... $    1.00
                                                                      =========
Total return.........................................................    5.03 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 122,114
   Ratio of expenses to average net assets/(6)/......................    0.52 %
   Ratio of net investment income (loss) to average net assets/(6)/..    5.03 %

The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 11

--------------------------------------------------------------------------------
   J.P. MORGAN MONEY MARKET


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Money Market, (the "portfolio", formerly known as WRL J.P. Morgan Money Market) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

The securities held by the portfolio are valued on the basis of amortized cost, which approximates market value.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

D. Dividends and Distributions

Dividends of the portfolio are declared daily and reinvested monthly.

E. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.40 %        0.70 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with J.P. Morgan Investment Management, Inc. ("J.P. Morgan") to provide investment services to the portfolio and compensates J.P. Morgan as described in the Fund's Statement of Additional Information.

J.P. Morgan may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or J.P. Morgan. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or J.P. Morgan during the period ended June 30, 2001.

                    AEGON/Transamerica Series Fund, Inc. 12

--------------------------------------------------------------------------------
   J.P. MORGAN MONEY MARKET


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 2--(continued)

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 2. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $         0
  U.S. Government securities.....................   3,864,084

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............           0
  U.S. Government securities.....................   3,759,760

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30,  December 31,
                                    2001        2000
-                                 --------  ------------
Shares issued....................  740,174    1,816,497
Shares issued - reinvestment of
 dividends and distributions.....    9,045       16,990
Shares redeemed.................. (731,305)  (1,943,353)
                                  --------   ----------
Net increase (decrease) in shares
 outstanding.....................   17,914     (109,866)
                                  ========   ==========

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 338,101
                                           =========
Unrealized appreciation................... $       0
Unrealized (depreciation).................         0
                                           ---------
Net unrealized appreciation (depreciation) $       0
                                           =========

                    AEGON/Transamerica Series Fund, Inc. 13

--------------------------------------------------------------------------------
   J.P. MORGAN MONEY MARKET


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return is not annualized for periods of less than one year.

Ratio expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the period ended June 30, 2001 and the years ended December 31, 2000 and 1999, ratio of expenses to average net assets equals total expenses less the advisory fee waiver (see Note
2A). For the years prior to 1999, ratio of expenses to average net assets equals total expenses less the advisory fee waiver and fees paid indirectly.

                    AEGON/Transamerica Series Fund, Inc. 14

--------------------------------------------------------------------------------
   J.P. MORGAN MONEY MARKET


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        92.8 %  1.7 %   5.5 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          94.5 %  1.8 %   3.7 %
Peter R. Brown          94.4 %  2.0 %   3.6 %
Charles C. Harris       94.6 %  1.7 %   3.7 %
Russell A. Kimball, Jr. 94.0 %  2.0 %   4.0 %
Patrick S. Baird        94.6 %  1.5 %   3.9 %
William W. Short, Jr.   94.2 %  1.7 %   4.1 %
Daniel Calabria         94.3 %  1.7 %   4.0 %
Janice B. Case          94.3 %  1.6 %   4.1 %
Leo J. Hill             94.0 %  1.9 %   4.1 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        89.3 %  4.5 %   6.2 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

         FOR   AGAINST ABSTAIN
        91.4 %  3.3 %   5.3 %

Proposal 5

To approve a change to the fundamental investment restriction regarding investments in interests in oil, gas or other mineral exploration or development programs:

         FOR   AGAINST ABSTAIN
        94.7 %  0.0 %   5.3 %

Proposal 9

To approve a change to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold:

         FOR   AGAINST ABSTAIN
        89.5 %  4.1 %   6.4 %

                    AEGON/Transamerica Series Fund, Inc. 15

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                    J.P. Morgan Investment Management, Inc.
                               522 Fifth Avenue
                              New York, NY 10036

                               AEGON/Transamerica
                                Series Fund, Inc.
                         Formerly, WRL Series Fund, Inc.

                                   AEGON Bond
                             Formerly, WRL AEGON Bond


                       Semi-Annual Report | June 30, 2001



                                   August 2001
                                  ACC00001-8/01

AEGON BOND

 ...seeks the highest possible current income within the confines of the primary goal of ensuring protection of capital.

MARKET ENVIRONMENT

The Treasury yield curve experienced an extreme shape change across the first half of 2001. A series of Federal Reserve Board ("Fed") easings drove the short end lower, while the 30-year Treasury rose in yield. All together there were six easings this period of the federal funds rate totaling 275 basis points, and further easing is expected. The series of Fed moves is designed to combat a significant slowdown in the U.S. economy that has been the focus of 2001. Missed earnings, a decline in capital expenditures, and lack of confidence have all contributed to the economic troubles and uncertainty in the markets. Through this downturn, corporate spreads have rallied, especially early in the year, resulting in positive returns year to date. With an accommodative Fed and tightening corporate spreads, absolute yields on intermediate maturity spread product have declined, supporting principal gains.

PERFORMANCE

AEGON Bond performed very near its benchmark, the Lehman Brothers U.S. Government/Credit Index ("LB Gov't/Credit"), for the period. For the six months ended June 30, 2001, AEGON Bond returned 3.14 %, while the LB Gov't/Credit returned 3.51 %. The underweighting in short/intermediate Treasuries offset the portfolio's overweighted position in spread product (mostly corporate bonds).

STRATEGY REVIEW

Performance reflects our slight overweighting toward spread sectors in an environment where corporate bond spreads tightened while Treasuries rallied at the shorter end. Our view of the bond market remained neutral during most of the first half, as many of the weak economic indicators appeared fully discounted by the long end of the Treasury market. At this stage, we continue to maintain portfolio duration in a fairly neutral posture while continuing a slight overweighting in the spread sectors in an effort to bolster yield.

OUTLOOK

With economic indicators continuing to portray a general economic slowdown and market sentiment leaning to the bullish side, near term the portfolio will maintain a neutral overall duration with an overweighting in the spread sectors. A more bullish stance would be warranted if recession appears more imminent. A duration bias favoring the middle range of maturities will continue given an expectation the curve will remain and perhaps become more steeply sloped, enabling returns to benefit from rolldown.

We are positive on the bond market for the near term, but are cautious about becoming too aggressive in extending portfolio duration this late in the rally. Nevertheless, additional signs of a U.S. and global economic slowdown will be supportive. Further Fed easing is likely until signs of recovery begin to show. Additionally, inflationary pressures are very low and the dollar remains strong versus foreign currencies. Monitoring of these factors will be important in assessing the future direction of portfolio strategy. The remainder of 2001 will see AEGON Bond structured to take advantage of further positive returns in the corporate bond market, while focusing on our various credit exposures and the possibilities of further economic deterioration and the challenge that presents for individual names.

/s/ Clifford A. Sheets                                        /s/David R.Halfpap
----------------------                                        ------------------
CLIFFORD A. SHEETS                                              DAVID R. HALFPAP

                                   AEGON Bond
                               Portfolio Managers


The views expressed in this commentary on AEGON Bond reflect those of the portfolio managers through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.



                     AEGON/Transamerica Series Fund, Inc.  18

AEGON BOND

We are positive on the bond market for the near term.
                                                         [AEGON LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. AEGON Bond and the Lehman Brothers U.S. Government/Credit Index.


[_] AEGON Bond            $ 20,839

[_] LB Gov't./Credit      $ 21,440

Portfolio Average Annual Total Return
As of June 30, 2001
------------------------------------------------------------------------------
  1 Year         5 Years       10 Years        From Inception*
------------------------------------------------------------------------------
  10.42 %        6.72 %         7.62 %             7.27 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio for ten years versus the Lehman Brothers U.S. Government/Credit Index (LB) over the same time frame.

                                              Portfolio                 LB Index
                 FYE 06/30/91                  $10,000                   $10,000
                 FYE 12/31/91                  $11,337                   $11,134
                 FYE 12/31/92                  $12,107                   $11,982
                 FYE 12/31/93                  $13,728                   $13,301
                 FYE 12/31/94                  $12,776                   $12,836
                 FYE 12/31/95                  $15,712                   $15,303
                 FYE 12/31/96                  $15,734                   $15,749
                 FYE 12/31/97                  $17,174                   $17,285
                 FYE 12/31/98                  $18,773                   $18,924
                 FYE 12/31/99                  $18,222                   $18,518
                 FYE 12/31/00                  $20,204                   $20,713
                 FPE 06/30/01                  $20,839                   $21,440


* Inception 10/02/1986

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

Five Largest Holdings (% of Net Assets)
U.S. Treasury Bond 6.50%, due 11/15/26              5.25 %
Fannie Mae 6.63%, due 10/15/07                      2.99 %
U.S. Treasury Bond 6.25%, due 08/15/23              2.98 %
Fannie Mae 5.25%, due 01/15/03                      2.90 %
General Motors Acceptance
  Corporation 7.50%, due 07/15/05                   2.39 %

                               [Graphic Matrix]

                               Fixed Income Matrix

Intermediate Term: Average duration equal to or greater than 3.5 years, but less than equal to 6 years.

High Quality: Average credit rating equal to or greater than AA.


This material must be preceded or accompanied by the Fund's current prospectus.


                     AEGON/Transamerica Series Fund, Inc. 19

--------------------------------------------------------------------------------
   AEGON BOND


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

                                                   Principal  Market
                                                    Amount    Value
                                                   --------- ---------
         U.S. GOVERNMENT OBLIGATIONS (21.59 %)

           U.S. Treasury Bond
            7.88 %, due 11/15/2004................  $ 3,000  $   3,285
           U.S. Treasury Bond
            7.50 %, due 11/15/2016................    3,250      3,783
           U.S. Treasury Bond
            6.50 %, due 11/15/2026................    8,500      9,161
           U.S. Treasury Bond
            5.25 %, due 11/15/2028................    3,500      3,200
           U.S. Treasury Bond (a)
            7.25 %, due 05/15/2016................    3,000      3,413
           U.S. Treasury Bond (a)
            6.25 %, due 08/15/2023................    5,000      5,203
           U.S. Treasury Bond (a)
            6.25 %, due 05/15/2030................    3,400      3,605
           U.S. Treasury Note (a)
            5.63 %, due 02/15/2006................    2,500      2,567
           U.S. Treasury Note (a)
            6.50 %, due 02/15/2010................    2,500      2,686
           U.S. Treasury Note
            5.00 %, due 02/15/2011................      800        776
                                                             ---------
           Total U.S. Government Obligations
           (cost: $ 37,606 )...............................     37,679
                                                             ---------

         U.S. GOVERNMENT AGENCY OBLIGATIONS (9.68 %)

           Fannie Mae
            5.25 %, due 01/15/2003................    5,000      5,066
           Fannie Mae
            6.63 %, due 10/15/2007................    5,000      5,223
           Fannie Mae
            5.75 %, due 02/15/2008................    2,500      2,488
           Freddie Mac
            6.25 %, due 07/15/2004................    4,000      4,125
                                                             ---------
           Total U.S. Government Agency Obligations
           (cost: $ 16,775 )...............................     16,902
                                                             ---------

         FOREIGN GOVERNMENT OBLIGATIONS (1.55 %)

           Republic of South Africa
            9.13 %, due 05/19/2009................    1,500      1,620
           United Mexican States
            9.88 %, due 01/15/2007................    1,000      1,093
                                                             ---------
           Total Foreign Government Obligations
           (cost: $ 2,557 )................................      2,713
                                                             ---------

         MORTGAGE-BACKED SECURITIES (5.07 %)

           Aetna Commercial Mortgage Trust 1997 -
            Aetna Life Insurance Company
            6.71 %, due 01/15/2006................    2,500      2,561
           CBM Funding Corporation
            7.08 %, due 11/01/2007................    2,150      2,226
           Mellon Residential Funding Corporation
            7.03 %, due 03/25/2030................    2,000      2,046

                                                   Principal  Market
                                                    Amount    Value
                                                   --------- --------
          MORTGAGE-BACKED SECURITIES (continued)

            Morgan Stanley Capital I Inc.
             6.92 %, due 11/15/2030...............  $ 2,000  $  2,021
                                                             --------
            Total Mortgage-Backed Securities
            (cost: $ 8,650 )...............................     8,854
                                                             --------

          ASSET-BACKED SECURITIES (9.70 %)
            Associates Automobile Receivables
             Trust 2001-1
             7.83 %, due 08/15/2007...............    1,500     1,587
            CIT RV Trust 1998-A
             6.09 %, due 02/15/2012...............    2,000     2,047
            Commercial Mortgage Asset
             Trust 1999-C1
             6.59 %, due 07/17/2008...............    2,000     2,019
            CSXT Trade Receivable
             Master Trust 1998-1
             6.00 %, due 07/26/2004...............    2,000     2,036
            DVI Receivables VIII, L.L.C.
             6.26 %, due 05/13/2007...............      966       973
            First Union Commercial Mortgage Trust
             6.07 %, due 10/15/2008...............    3,500     3,415
            LB Commercial Mortgage
             Trust 1999-C1
             6.41 %, due 08/15/2007...............    1,826     1,853
            Prudential Securities Secured
             Financing Corporation
             6.51 %, due 07/15/2008...............    3,000     2,999
                                                             --------
            Total Asset-Backed Securities
            (cost: $ 16,992 )..............................    16,929
                                                             --------

          CORPORATE DEBT SECURITIES (43.72 %)

             Automotive (1.74 %)

            DaimlerChrysler North America
             Holding Corporation
             7.38 %, due 09/15/2006...............    2,000     2,068
            Ford Motor Company
             7.45 %, due 07/16/2031...............    1,000       960

             Beverages (0.85 %)

            PepsiAmericas, Inc.
             5.95 %, due 02/15/2006...............    1,500     1,491

             Business Credit Institutions (1.15 %)

            SYSTEMS 2001 Asset Trust Pass Through
             Trust, Class G - 144A (b)
             6.66 %, due 09/15/2013...............    2,000     1,999

             Chemicals & Allied Products (1.11 %)
            DSM NV - 144A (b)
             6.75 %, due 05/15/2009...............    2,000     1,944

             Commercial Banks (6.90 %)

            Bank of New York Company, Inc. (The)
             6.63 %, due 06/15/2003...............    2,000     2,054

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 20

--------------------------------------------------------------------------------
   AEGON BOND


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

                                                    Principal Market
                                                     Amount   Value
                                                    --------- -------
          CORPORATE DEBT SECURITIES (continued)

             Commercial Banks (continued)

            BNP Paribas - NY
             6.95 %, due 07/22/2013................  $ 2,000  $ 1,927
            Capital One Bank
             6.57 %, due 01/27/2003................    2,000    2,008
            Den Danske Bank - 144A (b)
             6.38 %, due 06/15/2008................    2,500    2,513
            PNC Financial Services
             Group, Inc. (The)
             6.88 %, due 07/15/2007................    2,000    2,038
            Regions Financial Corporation
             7.00 %, due 03/01/2011................    1,500    1,493

             Communication (0.84 %)

            Cox Communications, Inc.
             6.75 %, due 03/15/2011................    1,500    1,463

             Electric Services (4.21 %)

            PSEG Capital Corporation - 144A (b)
             6.25 %, due 05/15/2003................    2,000    2,028
            Tennesee Valley Authority
             5.38 %, due 11/13/2008................    3,500    3,393
            TXU Corp.
             6.38 %, due 01/01/2008................    2,000    1,918

             Electric, Gas & Sanitary Services (1.01 %)

            United Utilities PLC
             6.88 %, due 08/15/2028................    2,000    1,758

             Environmental Services (1.43 %)

            Waste Management, Inc.
             6.13 %, due 07/15/2001................    2,500    2,500

             Food & Kindred Products (2.91 %)

            Campbell Soup Company
             6.75 %, due 02/15/2011................    1,500    1,493
            ConAgra, Inc.
             7.88 %, due 09/15/2010................    1,500    1,576
            CPC International, Inc.
             6.15 %, due 01/15/2006................    2,000    2,018

             Food Stores (1.18 %)

            Ahold Finance U.S.A.
             8.25 %, due 07/15/2010................    1,000    1,079
            Safeway Inc.
             6.50 %, due 03/01/2011................    1,000      975

             Hotels & Other Lodging Places (0.57 %)

            Marriot International, Inc. - 144A (b)
             7.00 %, due 01/15/2008................    1,000    1,003

             Mortgage Bankers & Brokers (2.27 %)

            Captiva Finance Ltd. - 144A (b)
             6.86 %, due 11/30/2009................    1,877    1,895
            Money Store (The)
             7.30 %, due 12/01/2002................    2,000    2,063

                                                      Principal Market
                                                       Amount   Value
                                                      --------- -------
        CORPORATE DEBT SECURITIES (continued)

           Personal Credit Institutions (4.16 %)

          General Motors Acceptance
           Corporation
           7.50 %, due 07/15/2005....................  $ 4,000  $ 4,179
          Household Finance Corporation
           6.50 %, due 01/24/2006....................    1,000    1,014
          Norwest Financial, Inc.
           6.63 %, due 07/15/2004....................    2,000    2,065

           Petroleum Refining (1.21 %)

          Texaco Capital Inc.
           7.09 %, due 02/01/2007....................    2,000    2,105

           Printing & Publishing (1.16 %)

          Tribune Company
           6.88 %, due 11/01/2006....................    2,000    2,033

           Railroads (0.59 %)

          CSX Corporation
           7.25 %, due 05/01/2004....................    1,000    1,035

           Rubber & Misc. Plastic Products (0.57 %)

          Rubbermaid Incorporated
           6.60 %, due 11/15/2006....................    1,000      990

           Savings Institutions (0.84 %)

          Golden State Holdings Inc.
           7.13 %, due 08/01/2005....................    1,500    1,470

           Security & Commodity Brokers (2.89 %)

          Goldman Sachs Group, Inc. (The)
           6.88 %, due 01/15/2011....................    1,000      995
          Merrill Lynch & Co., Inc.
           6.56 %, due 12/16/2007....................    2,000    2,000
          Morgan Stanley Dean Witter & Co.
           6.88 %, due 03/01/2007....................    2,000    2,043

           Telecommunications (3.80 %)

          British Telecommunications PLC
           8.63 %, due 12/15/2030....................    1,000    1,090
          Qwest Capital Funding, Inc.
           7.90 %, due 08/15/2010....................    1,000    1,033
          Sprint Capital Corporation
           6.88 %, due 11/15/2028....................    1,000      849
          Vodafone Group PLC
           7.63 %, due 02/15/2005....................    2,000    2,100
          WorldCom, Inc.
           8.00 %, due 05/15/2006....................    1,500    1,554

           Transportation & Public Utilities (0.51 %)

          General American Transportation
           Corporation
           6.75 %, due 05/01/2009....................    1,000      890

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 21

--------------------------------------------------------------------------------
   AEGON BOND


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

                                              Principal  Market
                                               Amount    Value
                                              --------- ---------
              CORPORATE DEBT SECURITIES (continued)

                 Wholesale Trade Nondurable Goods (1.82 %)

                SYSCO Corporation
                 7.25 %, due 04/15/2007......  $ 3,000  $   3,180
                                                        ---------
               Total Corporate Debt Securities
               (cost: $ 75,716).......................    76,282
                                                        ---------

              SHORT-TERM U.S. GOVERNMENT
               OBLIGATIONS (6.76 %)

                Fannie Mae
                 3.82 %, due 07/18/2001......    5,000      4,991
                Federal Home Loan Bank
                 3.94 %, due 07/02/2001......    6,800      6,799
                                                        ---------
                Total Short-Term
                 U.S. Government Obligations
                (cost: $ 11,790).............              11,790
                                                        ---------
               Total Investment Securities
               (cost: $ 170,086)...................... $ 171,149
                                                        =========

          SUMMARY:

            Investments, at market value..........  98.07 % $ 171,149
            Other assets in excess of liabilities.   1.93 %     3,371
                                                   -------- ---------
            Net assets............................ 100.00 % $ 174,520
                                                   ======== =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)At June 30, 2001, all or a portion of this security is on loan (see Note
   1C). The market value at June 30, 2001 of all securities on loan is $
   17,112.
(b)Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 22

--------------------------------------------------------------------------------
   AEGON BOND


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

      Assets:
        Investments in securities, at cost..................... $ 170,086
                                                                =========
        Investments in securities, at market value............. $ 171,149
        Cash...................................................        27
        Cash collateral for securities on loan.................    17,895
        Receivables:
         Securities sold.......................................       928
         Interest..............................................     2,483
         Other.................................................       167
                                                                ---------
          Total assets.........................................   192,649
                                                                ---------
      Liabilities:
        Securities purchased...................................         0
        Accounts payable and accrued liabilities:
         Investment advisory fees..............................        65
         Dividends to shareholders.............................         0
         Deposits for securities on loan.......................    17,895
         Other fees............................................       169
                                                                ---------
          Total liabilities....................................    18,129
                                                                ---------
            Net assets......................................... $ 174,520
                                                                =========
      Net Assets Consists of:
        Capital stock shares authorized........................    50,000
                                                                =========
        Capital stock ($ .01 par value)........................ $     152
        Additional paid-in capital.............................   175,941
        Accumulated undistributed (distributions in excess of)
         net investment income (loss)..........................     5,876
        Accumulated undistributed net realized gain (loss) on
         investment securities.................................    (8,512)
        Net unrealized appreciation (depreciation) on
         investment securities.................................     1,063
                                                                ---------
        Net assets applicable to outstanding shares of capital. $ 174,520
                                                                =========
        Shares outstanding.....................................    15,192
                                                                =========
        Net asset value and offering price per share........... $   11.49
                                                                =========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

      Investment Income:
        Interest................................................. $ 5,074
                                                                  -------
          Total investment income................................   5,074
                                                                  -------
      Expenses:
        Investment advisory fees.................................     366
        Printing and shareholder reports.........................      24
        Custody fees.............................................      17
        Administrative service fees..............................      10
        Legal fees...............................................       3
        Auditing and accounting fees.............................       5
        Directors fees...........................................       2
        Registration fees........................................       0
        Other fees...............................................       1
                                                                  -------
          Total expenses.........................................     428
      Less:
        Fees paid indirectly.....................................       0
                                                                  -------
          Net expenses...........................................     428
                                                                  -------
        Net investment income (loss).............................   4,646
                                                                  -------
      Realized and Unrealized Gain (Loss):
        Net realized gain (loss) on investment securities........    (756)
        Change in unrealized appreciation (depreciation) on
         investment securities...................................     613
                                                                  -------
        Net gain (loss) on investment securities.................    (143)
                                                                  -------
          Net increase (decrease) in net assets resulting from
           operations............................................ $ 4,503
                                                                  =======


The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 23

--------------------------------------------------------------------------------
   AEGON BOND


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                             June 30,   December 31,
                                                                               2001         2000
                                                                             ---------  ------------
Operations:
  Net investment income (loss).............................................. $   4,646   $   8,230
  Net realized gain (loss) on investment securities.........................      (756)     (3,019)
  Change in unrealized appreciation (depreciation) on investment securities.       613       8,839
                                                                             ---------   ---------
  Net increase (decrease) in net assets resulting from operations...........     4,503      14,050
                                                                             ---------   ---------
Distribution to Shareholders:
  Net investment income.....................................................         0      (7,520)
                                                                             ---------   ---------
   Total distributions......................................................         0      (7,520)
                                                                             ---------   ---------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares.........................................    51,276      21,842
  Dividends and distributions reinvested....................................         0       7,520
  Cost of shares redeemed...................................................   (23,286)    (47,750)
                                                                             ---------   ---------
   Increase (decrease) in net assets from capital share transactions........    27,990     (18,388)
                                                                             ---------   ---------
  Net increase (decrease) in net assets.....................................    32,493     (11,858)

Net Assets:
  Beginning of period.......................................................   142,027     153,885
                                                                             ---------   ---------
  End of period............................................................. $ 174,520   $ 142,027
                                                                             =========   =========
  Undistributed (distributions in excess of) net investment income.......... $   5,876   $   1,230
                                                                             =========   =========


FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,                       December 31,
                                                                      --------- -------------------------------------------
                                                                        2001      2000       1999       1998       1997
                                                                      --------- ---------  ---------  ---------  ---------
Net asset value, beginning of period................................. $   11.14 $   10.61  $   11.59  $   11.14  $   10.71
                                                                      --------- ---------  ---------  ---------  ---------
  Income from operations:
   Net investment income (loss)......................................      0.32      0.67       0.64       0.64       0.65
   Net realized and unrealized gain (loss) on investments............      0.03      0.48      (0.97)      0.40       0.32
                                                                      --------- ---------  ---------  ---------  ---------
    Net income (loss) from operations................................      0.35      1.15      (0.33)      1.04       0.97
                                                                      --------- ---------  ---------  ---------  ---------
  Distributions:
   Dividends from net investment income..............................      0.00     (0.62)     (0.65)     (0.59)     (0.54)
                                                                      --------- ---------  ---------  ---------  ---------
    Total distributions..............................................      0.00     (0.62)     (0.65)     (0.59)     (0.54)
                                                                      --------- ---------  ---------  ---------  ---------
Net asset value, end of period....................................... $   11.49 $   11.14  $   10.61  $   11.59  $   11.14
                                                                      ========= =========  =========  =========  =========
Total return.........................................................    3.14 %   10.89 %    (2.94)%     9.32 %     9.16 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 174,520 $ 142,027  $ 153,885  $ 170,744  $ 129,654
   Ratio of expenses to average net assets/(6)/......................    0.53 %    0.53 %     0.53 %     0.54 %     0.64 %
   Ratio of net investment income (loss) to average net assets/(6)/..    5.70 %    6.06 %     5.67 %     5.54 %     5.90 %
   Portfolio turnover rate...........................................   26.81 %   45.26 %    26.40 %    51.60 %   213.03 %


                                                                        1996
                                                                      ---------
Net asset value, beginning of period................................. $   11.35
                                                                      ---------
  Income from operations:
   Net investment income (loss)......................................      0.64
   Net realized and unrealized gain (loss) on investments............     (0.64)
                                                                      ---------
    Net income (loss) from operations................................      0.00
                                                                      ---------
  Distributions:
   Dividends from net investment income..............................     (0.64)
                                                                      ---------
    Total distributions..............................................     (0.64)
                                                                      ---------
Net asset value, end of period....................................... $   10.71
                                                                      =========
Total return.........................................................    0.14 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $  95,759
   Ratio of expenses to average net assets/(6)/......................    0.64 %
   Ratio of net investment income (loss) to average net assets/(6)/..    5.96 %
   Portfolio turnover rate...........................................  187.72 %


The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 24

--------------------------------------------------------------------------------
   AEGON BOND


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON Bond, (the "portfolio", formerly known as WRL AEGON Bond) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to use the interest method of amortization to amortize premium and discount on all fixed-income securities. Upon initial adoption, the portfolio was required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had the interest method of amortization been in effect from the purchase date of each holding. The cumulative effect of this change had no impact on total net assets of the portfolio, but resulted in a $ 28 reduction in the cost of securities and a corresponding $ 28 increase in net unrealized gains and losses, based on securities held by the portfolio on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $ 41, increase net unrealized gains and losses by $ 38, and increase net realized gains and losses by $ 3.

C. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $ 19 is included in interest income.

D. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

E. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

F. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

                    AEGON/Transamerica Series Fund, Inc. 25

--------------------------------------------------------------------------------
   AEGON BOND


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.45 %       0.70 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with AEGON USA Investment Management, Inc. ("AEGON Management") to provide investment services to the portfolio and compensates AEGON Management as described in the Fund's Statement of Additional Information. AEGON Management is a indirect wholly owned subsidiary of AEGON NV.

AEGON Management may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or AEGON Management. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or AEGON Management during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 3. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $  39,449
  U.S. Government................................   699,055

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............    17,293
  U.S. Government................................   690,002

                    AEGON/Transamerica Series Fund, Inc. 26

--------------------------------------------------------------------------------
   AEGON BOND


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
                                  -------- ------------
Shares issued....................   4,485      1,967
Shares issued - reinvestment of
 dividends and distributions.....       0        675
Shares redeemed..................  (2,042)    (4,401)
                                   ======     ======
Net increase (decrease) in shares
 outstanding.....................   2,443     (1,759)
                                   ======     ======

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The net capital loss carryforward noted below as of December 31, 2000 is available to offset future realized capital gains through the periods listed.

                       Net Capital Loss
                         Carryforward   Available through
                       ---------------- -----------------
                           $ 4,065      December 31, 2002
                               261      December 31, 2005
                               127      December 31, 2007
                             3,303      December 31, 2008
                           -------
                           $ 7,756
                           =======

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 170,086
                                           =========
Unrealized appreciation................... $   2,457
Unrealized (depreciation).................    (1,394)
                                           ---------
Net unrealized appreciation (depreciation) $   1,063
                                           =========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

As required, effective January 1, 2001, the portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. This change had no impact on net investment income per share and net realized and unrealized gains and losses per share for the six months ended June 30, 2001. Ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the period ended June 30, 2001 and the years ended December 31, 2000 and 1999, ratio of expenses to average net assets equals total expenses less the advisory fee waiver (see
Note 2A). For the years prior to 1999, ratio of expenses to average net assets equals total expenses less the advisory fee waiver and fees paid indirectly.

                    AEGON/Transamerica Series Fund, Inc. 27

--------------------------------------------------------------------------------
   AEGON BOND


   SUPPLEMENTARY INFORMATION



Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        92.4 %  2.7 %   4.9 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          94.6 %  2.5 %   2.9 %
Peter R. Brown          94.6 %  2.5 %   2.9 %
Charles C. Harris       94.7 %  2.5 %   2.8 %
Russell A. Kimball, Jr. 94.6 %  2.5 %   2.9 %
Patrick S. Baird        94.7 %  2.4 %   2.9 %
William W. Short, Jr.   94.5 %  2.5 %   3.0 %
Daniel Calabria         94.1 %  2.7 %   3.2 %
Janice B. Case          94.4 %  2.5 %   3.1 %
Leo J. Hill             94.5 %  2.6 %   2.9 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        88.9 %  5.9 %   5.2 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

         FOR   AGAINST ABSTAIN
        92.2 %  2.8 %   5.0 %

Proposal 9

To approve a change to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold:

         FOR   AGAINST ABSTAIN
        90.4 %  4.7 %   4.9 %

                    AEGON/Transamerica Series Fund, Inc. 28

                 [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

Independent Certified Public Accountants:           Custodian:
       PricewaterhouseCoopers LLP         Investors Bank & Trust Company
         400 North Ashley Street               200 Clarendon Street
               Suite 2800                           16th Floor
             Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                     AEGON USA Investment Management, Inc.
                           4333 Edgewood Road, N.E.
                            Cedar Rapids, IA 52499

                               AEGON/Transamerica
                                Series Fund, Inc.
                         Formerly, WRL Series Fund, Inc.

                                  Janus Growth
                           Formerly, WRL Janus Growth


                       Semi-Annual Report | June 30, 2001


                                   August 2001
                                  ACC00001-8/01

JANUS GROWTH

 ...seeks growth of capital.

MARKET ENVIRONMENT

Equity markets rebounded nicely late in the period, despite a weakening economy characterized by earnings shortfalls and rising unemployment. Sensing that the worst might be over, markets began to discount the effects of this year's interest rate cuts, the most recent of which came as the period drew to a close. After a string of five aggressive half-point reductions, the Federal Reserve Board responded in late June with a more conservative quarter-point cut, raising expectations that an economic turnaround may be within sight. Combined with the upcoming tax rebate, falling energy prices, and stronger-than-expected consumer spending, investor sentiment brightened considerably as the major indexes rallied in April and May before retrenching somewhat in June.

Case in point, the NASDAQ Composite Index ("NASDAQ") rose sharply across the second quarter. Bolstered by gains from an elite group of beaten-down technology stocks, the NASDAQ finally snapped a yearlong losing streak. However, this reversal of fortune belied the fact that a number of companies, particularly those in the beleaguered telecommunications sector, continued to struggle.

PERFORMANCE

For the six months ended June 30, 2001, Janus Growth returned (15.99)%. The portfolio's benchmark, the Standard and Poor's 500 Composite Stock Index, returned (6.70)% for the same period.

STRATEGY REVIEW

We continued to focus on the compelling merits of individual companies, employing extensive, fundamentally driven research to uncover opportunities whose long-term prospects may be overlooked or misunderstood by the market. AOL Time Warner Inc. ("AOL Time Warner") was one such opportunity. Although the media and internet company may have been an innocent victim of last year's technology sell-off, its success this year is a testament to its industry-leading position. Another would be online auctioneer eBay Inc. ("eBay"). The company has solidified its position as one of the few pure Internet companies to demonstrate a sustainable and profitable business model. The franchise has only strengthened, proving almost immune to economic slowdown.

The strength of consumer spending here at home enabled specialty retailer Tiffany & Co. ("Tiffany") to offset the effects of a slowing economy. The proof of Tiffany's success is that earnings have grown at an average of 33 % over the past five years, compared to 20 % growth for its rather limited direct competition. Another specialty retailer adding to overall performance this quarter was Gap, Inc. (The). By getting its financial house in order, the company should be better able to deploy its typically strong free cash flow in order to boost sales growth.

Although companies such as AOL Time Warner and eBay prospered, weakness in the broader technology, media, and telecommunications areas pressured several of our holdings. Internet services company Exodus Communications, Inc. proved to be the poster child for the state of disrepair in the telecommunication services sector. A leveraged balance sheet, coupled with downward earnings revisions and management turmoil, convinced us to liquidate the position, which we did at a loss. Nokia Oyj - ADR, the world's premier wireless equipment provider, was another casualty despite ongoing market share gains from its closest rivals.

OUTLOOK

From a historical perspective, there are indications that the loosening of monetary policy should in time help to jump-start the economy. Yet, given the current macroeconomic picture, one cannot rely solely on history. I'd like to be able to say that things are getting better but that would probably be wishful thinking. Instead, I'll say that the coming months will most likely call for patience and perseverance on your part, as well as mine. That said, corporate earnings may continue to be under pressure, and it still may be some time before we see the beneficial effects of lower interest rates. However, the fact that the market has begun to rally on bad news is a telling sign of better times ahead. A mixed bag at best, which means we'll continue to do what we always do: focus on company fundamentals and search out the best business models and managers for the long term.

/s/  Edward Keely
-----------------
EDWARD KEELY

Janus Growth
Portfolio Manager

The views expressed in this commentary on Janus Growth reflect those of the portfolio manager through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                     AEGON/Transamerica Series Fund, Inc. 32

JANUS GROWTH

The coming months will most likely call for patience and perseverance on your part, as well as mine.
                                                                [JANUS LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Janus Growth and the Standard and Poor's 500 Composite Stock Index.


[_] Janus Growth         $ 41,050
[_] S&P 500              $ 40,812

Portfolio Average Annual Total Return
As of June 30, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years       10 Years        From Inception*
--------------------------------------------------------------------------------
 (39.11)%        13.53 %        15.17 %            16.71 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio for ten years versus the Standard & Poor's 500 Composite
Stock Index (S&P) over the same time frame.

                                                     Portfolio         S&P Index
                 FPE 06/30/91                         $10,000            $10,000
                 FYE 12/31/91                         $13,155            $11,418
                 FYE 12/31/92                         $13,465            $12,287
                 FYE 12/31/93                         $14,000            $13,526
                 FYE 12/31/94                         $12,836            $13,704
                 FYE 12/31/95                         $18,885            $18,856
                 FYE 12/31/96                         $22,275            $23,187
                 FYE 12/31/97                         $26,184            $30,923
                 FYE 12/31/98                         $43,063            $39,759
                 FYE 12/31/99                         $68,753            $48,128
                 FYE 12/31/00                         $48,853            $43,744
                 FPE 06/30/01                         $41,050            $40,812

* Inception 10/02/1986

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

Five Largest Holdings (% of Net Assets)
AOL Time Warner Inc.                               11.65 %
General Electric Company                            9.14 %
VERITAS Software Corporation                        5.17 %
Viacom, Inc. - Class B                              4.62 %
eBay Inc.                                           4.45 %

Five Largest Industries (% of Net Assets)
Computer & Data Processing Services                20.53 %
Communication                                      11.60 %
Electronic & Other Electric Equipment               9.14 %
Computer & Office Equipment                         6.14 %
Business Services                                   5.74 %

                                [Graphic Matix]

Equity Matrix
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.


                     AEGON/Transamerica Series Fund, Inc. 33

--------------------------------------------------------------------------------
   JANUS GROWTH


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)


                                       Number of    Market
                                        Shares      Value
                                       ---------  ----------
COMMON STOCKS (93.93 %)

   Amusement Recreation Services (0.72 %)

  Disney (Walt) Company (The).........   593,750  $   17,153

   Apparel & Accessory Stores (2.18 %)

  Gap, Inc. (The)..................... 1,782,395      51,689

   Business Services (5.74 %)

  Clear Channel
   Communications, Inc. (a)...........   486,710      30,517
  eBay Inc. (a) (b)................... 1,540,794     105,529

   Chemicals & Allied Products (0.74 %)

  Colgate-Palmolive Company...........   295,750      17,446

   Communication (11.60 %)

  AT&T Corp. - Liberty Media Group -
   Class A (a)........................ 3,441,837      60,198
  Comcast Corporation - Class A (a)... 1,245,224      54,043
  Echostar Communications
   Corporation - Class A (a) (b)...... 1,580,190      51,230
  Viacom, Inc. - Class B (a).......... 2,115,960     109,501

   Communications Equipment (3.91 %)

  Nokia Oyj - ADR (b)................. 4,210,214      92,793

   Computer & Data Processing Services (20.53 %)

  AOL Time Warner Inc. (a)............ 5,211,604     276,214
  BEA Systems, Inc. (a) (b)...........   123,834       3,803
  Brocade Communications
   Systems, Inc. (a)..................   616,545      27,122
  Microsoft Corporation (a)...........   681,619      49,486
  Network Appliance, Inc. (a).........   544,715       7,463
  VERITAS Software Corporation (a).... 1,843,687     122,660

   Computer & Office Equipment (6.14 %)

  Cisco Systems, Inc. (a)............. 4,642,045      84,485
  EMC Corporation (a)................. 2,100,570      61,022

   Electric Services (2.46 %)

  AES Corporation (The) (a)........... 1,352,605      58,230

   Electronic & Other Electric Equipment (9.14 %)

  General Electric Company............ 4,446,420     216,763

   Electronic Components & Accessories (5.27 %)

  JDS Uniphase Corporation (a)........   263,440       3,359
  Maxim Integrated Products (a).......   948,773      41,945
  Xilinx, Inc. (a).................... 1,929,013      79,552

   Industrial Machinery & Equipment (1.92 %)

  ASM Lithography Holding NV -
   NY Registered Shares (a) (b)....... 2,041,915      45,433

                                       Number of    Market
                                        Shares      Value
                                      ---------- ------------
COMMON STOCKS (continued)

   Instruments & Related Products (0.74 %)

  Teradyne, Inc. (a).................    531,765 $     17,601

   Insurance (0.78 %)

  American International Group, Inc..    213,835       18,390

   Lumber & Other Building Materials (3.08 %)

  Home Depot, Inc. (The).............  1,568,068       72,994

   Medical Instruments & Supplies (3.63 %)

  Guidant Corporation (a)............    892,595       32,133
  Medtronic, Inc.....................  1,174,760       54,051

   Pharmaceuticals (3.52 %)

  Andrx Corporation - Andrx
   Group (a).........................    304,355       23,435
  Biogen, Inc. (a) (b)...............    216,503       11,769
  Genentech, Inc. (a) (b)............    876,740       48,308

   Retail Trade (2.35 %)

  Tiffany & Co.......................  1,540,450       55,795

   Security & Commodity Brokers (2.03 %)

  Merrill Lynch & Co., Inc...........    542,830       32,163
  Schwab (Charles)
   Corporation (The).................  1,043,335       15,963

   Telecommunications (4.49 %)

  NTT DoCoMo, Inc....................      3,052       53,131
  Vodafone Group PLC - ADR (b).......  2,381,995       53,238

   Variety Stores (2.96 %)

  Costco Wholesale Corporation (a)...  1,708,186       70,172
                                                 ------------
 Total Common Stocks
 (cost: $ 2,039,473)...........................     2,226,779
                                                 ------------

                                      Principal     Market
                                       Amount       Value
                                      ---------- ------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (5.44 %)

  Fannie Mae
   3.49 %, due 09/13/2001............ $   20,000 $     19,857
  Fannie Mae
   3.52 %, due 12/14/2001............     20,000       19,675
  Federal Home Loan Bank
   3.80 %, due 08/06/2001............     50,000       49,810
  Federal Home Loan Bank
   3.51 %, due 09/11/2001............     25,000       24,825
  Federal Home Loan Bank
   3.44 %, due 09/25/2001............     15,000       14,877
                                                 ------------
  Total Short-Term U.S. Government
   Obligations
  (cost: $ 129,044 )..........................        129,044
                                                 ------------

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 34

--------------------------------------------------------------------------------
   JANUS GROWTH


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                Principal     Market
                                                  Amount      Value
                                                ---------  ------------
       COMMERCIAL PAPER (1.39 %)

         CIT Group, Inc. (The)
          4.14 %, due 07/02/2001...............  $  32,900  $    32,896
                                                           ------------

         Total Commercial Paper
         (cost: $ 32,896)...............................        32,896
                                                           ------------

         Total Investment Securities
         (cost: $ 2,201,413)............................   $ 2,388,719
                                                           ============

       SUMMARY:

         Investments, at market value..........   100.76 %  $ 2,388,719
         Liabilities in excess of other assets.    (0.76)%      (17,984)
                                                 --------- ------------
         Net assets............................   100.00 %  $ 2,370,735
                                                 ========= ============

                                                              Market
                                                Percentage    Value
                                                ---------- ------------
       INVESTMENTS BY COUNTRY:

         Japan.................................     2.22 %  $    53,131
         United States.........................    97.78 %    2,335,588
                                                 --------- ------------
         Investments, at market value..........   100.00 %  $ 2,388,719
                                                 ========= ============

FORWARD CURRENCY CONTRACTS:

                                                      Amount in        Net
                                                     U.S. Dollars   Unrealized
                                Bought    Settlement    Bought     Appreciation
                   Currency     (Sold)       Date       (Sold)    (Depreciation)
                   --------   ----------  ---------- ------------ --------------
                 Japanese Yen  1,160,000  10/26/2001  $   9,426      $  (234)
                 Japanese Yen (1,800,000) 10/26/2001    (14,625)         671
                 Japanese Yen (3,800,000) 11/09/2001    (30,923)         885
                                                      ---------      -------
                  Total............................  $ (36,122)     $ 1,322
                                                      =========      =======

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1E). The market value at June 30, 2001 of all securities on loan is $
   150,549.

DEFINITIONS
ADR American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 35

--------------------------------------------------------------------------------
   JANUS GROWTH


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost..................... $ 2,201,413
                                                          ===========
  Foreign cash, at cost.................................. $        11
                                                          ===========
  Investments in securities, at market value............. $ 2,388,719
  Cash...................................................          52
  Foreign cash...........................................          11
  Cash collateral for securities on loan.................     151,125
  Receivables:...........................................
   Securities sold.......................................       7,479
   Interest..............................................          33
   Dividends.............................................         279
   Dividend reclaims receivable..........................           7
   Foreign currency contracts............................       1,556
   Other.................................................       1,422
                                                          -----------
    Total assets.........................................   2,550,683
                                                          -----------
Liabilities:
  Securities purchased...................................      25,532
  Accounts payable and accrued liabilities:
   Investment advisory fees..............................       1,582
   Dividends to shareholders.............................           0
   Deposits for securities on loan.......................     151,125
   Foreign currency contracts............................         234
   Other fees............................................       1,475
                                                          -----------
    Total liabilities....................................     179,948
                                                          -----------
      Net assets......................................... $ 2,370,735
                                                          ===========
Net Assets Consists of:
  Capital stock shares authorized........................     100,000
                                                          ===========
  Capital stock ($ .01 par value)........................ $       596
  Additional paid-in capital.............................   2,400,874
  Accumulated undistributed (distributions in excess of)
   net investment income (loss)..........................      (3,781)
  Accumulated undistributed net realized gain (loss) on
   investment securities, and foreign currency
   transactions..........................................    (215,582)
  Net unrealized appreciation (depreciation) on:
   Investment securities.................................     187,306
   Foreign currency transactions.........................       1,322
                                                          -----------
  Net assets applicable to outstanding shares of
   capital............................................... $ 2,370,735
                                                          ===========
  Shares outstanding.....................................      59,617
                                                          ===========
  Net asset value and offering price per share........... $     39.77
                                                          ===========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

      Investment Income:
        Interest.............................................. $    4,213
        Dividends.............................................      3,261
        Foreign tax withheld..................................       (241)
                                                               ----------
          Total investment income.............................      7,233
                                                               ----------
      Expenses:
        Investment advisory fees..............................     10,233
        Printing and shareholder reports......................        364
        Custody fees..........................................        205
        Administrative service fees...........................        133
        Legal fees............................................         35
        Auditing and accounting fees..........................         14
        Directors fees........................................         26
        Registration fees.....................................          0
        Other fees............................................          4
                                                               ----------
          Total expenses......................................     11,014
      Less:
        Fees paid indirectly..................................          0
                                                               ----------
        Net expenses..........................................     11,014
                                                               ----------
        Net investment income (loss)..........................     (3,781)
                                                               ----------
      Realized and Unrealized Gain (Loss):
        Net realized gain (loss) on:
         Investment securities................................   (290,290)
         Foreign currency transactions........................          2
                                                               ----------
        Total net realized gain (loss)........................   (290,288)
                                                               ----------
        Change in unrealized appreciation (depreciation) on:
         Investment securities................................   (183,456)
         Foreign currency transactions........................      1,322
                                                               ----------
        Total change in unrealized appreciation
         (depreciation).......................................   (182,134)
                                                               ----------
        Net gain (loss) on investment securities, and foreign
         currency transactions................................   (472,422)
                                                               ----------
        Net increase (decrease) in net assets resulting
         from operations...................................... $ (476,203)
                                                               ==========

The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 36

--------------------------------------------------------------------------------
   JANUS GROWTH


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands) (unaudited)

                                                                                                                June 30,
                                                                                                                  2001
                                                                                                               -----------
Operations:
  Net investment income (loss)................................................................................ $    (3,781)
  Net realized gain (loss) on investment securities and foreign currency transactions.........................    (290,288)
  Change in unrealized appreciation (depreciation) on investment securities and foreign currency transactions.    (182,134)
                                                                                                               -----------
  Net increase (decrease) in net assets resulting from operations.............................................    (476,203)
                                                                                                               -----------
Distribution to Shareholders:
  Net investment income.......................................................................................           0
  In excess of net investment income..........................................................................           0
  Net realized gains..........................................................................................           0
  In excess of net realized gains.............................................................................           0
                                                                                                               -----------
   Total distributions........................................................................................           0
                                                                                                               -----------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares...........................................................................     153,332
  Dividends and distributions reinvested......................................................................           0
  Cost of shares redeemed.....................................................................................    (263,481)
                                                                                                               -----------
   Increase (decrease) in net assets from capital share transactions..........................................    (110,149)
                                                                                                               -----------
  Net increase (decrease) in net assets.......................................................................    (586,352)

Net Assets:
  Beginning of period.........................................................................................   2,957,087
                                                                                                               -----------
  End of period............................................................................................... $ 2,370,735
                                                                                                               ===========
  Undistributed (distributions in excess of) net investment income............................................ $    (3,781)
                                                                                                               ===========

                                                                                                               December 31,
                                                                                                                   2000
                                                                                                               ------------
Operations:
  Net investment income (loss)................................................................................ $     (7,443)
  Net realized gain (loss) on investment securities and foreign currency transactions.........................      548,504
  Change in unrealized appreciation (depreciation) on investment securities and foreign currency transactions.   (1,758,441)
                                                                                                               ------------
  Net increase (decrease) in net assets resulting from operations.............................................   (1,217,380)
                                                                                                               ------------
Distribution to Shareholders:
  Net investment income.......................................................................................            0
  In excess of net investment income..........................................................................       (5,373)
  Net realized gains..........................................................................................     (503,193)
  In excess of net realized gains.............................................................................            0
                                                                                                               ------------
   Total distributions........................................................................................     (508,566)
                                                                                                               ------------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares...........................................................................      399,447
  Dividends and distributions reinvested......................................................................      508,566
  Cost of shares redeemed.....................................................................................     (366,220)
                                                                                                               ------------
   Increase (decrease) in net assets from capital share transactions..........................................      541,793
                                                                                                               ------------
  Net increase (decrease) in net assets.......................................................................   (1,184,153)

Net Assets:
  Beginning of period.........................................................................................    4,141,240
                                                                                                               ------------
  End of period............................................................................................... $  2,957,087
                                                                                                               ============
  Undistributed (distributions in excess of) net investment income............................................ $          0
                                                                                                               ============


FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                           June 30,                              December 31,
                                                          -----------  ---------------------------------------------------
                                                             2001         2000         1999         1998         1997
                                                          -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period..................... $     47.34  $     78.00  $     59.94  $     36.84  $     35.00
                                                          -----------  -----------  -----------  -----------  -----------
  Income from operations:
   Net investment income (loss)..........................       (0.06)       (0.14)       (0.04)        0.12         0.31
   Net realized and unrealized gain (loss) on
    investments..........................................       (7.51)      (21.10)       34.02        23.49         5.88
                                                          -----------  -----------  -----------  -----------  -----------
    Net income (loss) from operations....................       (7.57)      (21.24)       33.98        23.61         6.19
                                                          -----------  -----------  -----------  -----------  -----------
  Distributions:
   Dividends from net investment income..................        0.00         0.00         0.00        (0.09)       (0.26)
   Dividends in excess of net investment income..........        0.00        (0.10)       (1.17)        0.00         0.00
   Distributions from net realized gains on investments..        0.00        (9.32)      (14.75)       (0.42)       (4.09)
   Distributions in excess of net realized gains on
    investments..........................................        0.00         0.00         0.00         0.00         0.00
                                                          -----------  -----------  -----------  -----------  -----------
    Total distributions..................................        0.00        (9.42)      (15.92)       (0.51)       (4.35)
                                                          -----------  -----------  -----------  -----------  -----------
Net asset value, end of period........................... $     39.77  $     47.34  $     78.00  $     59.94  $     36.84
                                                          ===========  ===========  ===========  ===========  ===========
Total return.............................................    (15.99)%     (28.94)%      59.67 %      64.47 %      17.54 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)............ $ 2,370,735  $ 2,957,087  $ 4,141,240  $ 3,086,057  $ 1,839,453
   Ratio of expenses to average net assets/(6)/..........      0.86 %       0.82 %       0.82 %       0.83 %       0.87 %
   Ratio of net investment income (loss) to average net
    assets/(6)/..........................................     (0.30)%      (0.18)%      (0.05)%       0.25 %       0.80 %
   Portfolio turnover rate...............................     32.87 %      49.08 %      70.95 %      35.29 %      85.88 %


                                                             1996
                                                          -----------
Net asset value, beginning of period..................... $     31.66
                                                          -----------
  Income from operations:
   Net investment income (loss)..........................        0.34
   Net realized and unrealized gain (loss) on
    investments..........................................        5.35
                                                          -----------
    Net income (loss) from operations....................        5.69
                                                          -----------
  Distributions:
   Dividends from net investment income..................       (0.35)
   Dividends in excess of net investment income..........       (0.01)
   Distributions from net realized gains on investments..       (1.99)
   Distributions in excess of net realized gains on
    investments..........................................        0.00
                                                          -----------
    Total distributions..................................       (2.35)
                                                          -----------
Net asset value, end of period........................... $     35.00
                                                          ===========
Total return.............................................     17.96 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)............ $ 1,527,409
   Ratio of expenses to average net assets/(6)/..........      0.88 %
   Ratio of net investment income (loss) to average net
    assets/(6)/..........................................      0.98 %
   Portfolio turnover rate...............................     45.21 %

The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 37

--------------------------------------------------------------------------------
   JANUS GROWTH


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)



NOTE 1--ORGANIZATION AND SIGNIFICANT
       ACCOUNTING POLICIES

Janus Growth, (the "portfolio", formerly known as WRL Janus Growth ) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

D. Forward Foreign Currency Contracts

The portfolio is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counterparties to meet the terms of their contracts. The open forward currency contracts at June 30, 2001 are listed in the Schedule of Investments.

E. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $ 227 is included in interest income.

F. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise

                    AEGON/Transamerica Series Fund, Inc. 38

--------------------------------------------------------------------------------
   JANUS GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--(continued)

tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

G. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

H. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2--INVESTMENT ADVISORY AND
       TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.


                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.80 %       1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Janus Capital Corporation ("Janus") to provide investment services to the portfolio and compensates Janus as described in the Fund's Statement of Additional Information.

Janus may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Janus. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Janus during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund.


                    AEGON/Transamerica Series Fund, Inc. 39

--------------------------------------------------------------------------------
   JANUS GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)



NOTE 2--(continued)

These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 34. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 795,399
  U.S. Government................................   408,106
Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............   838,023
  U.S. Government................................   331,427

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
-                                 -------- ------------
Shares issued....................   3,627      5,258
Shares issued - reinvestment of
 dividends and distributions.....       0      9,143
Shares redeemed..................  (6,482)    (5,025)
                                   ------     ------
Net increase (decrease) in shares
 outstanding.....................  (2,855)     9,376
                                   ======     ======

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 2,205,784
                                           ===========
Unrealized appreciation................... $   434,283
Unrealized (depreciation).................    (251,348)
                                           -----------
Net unrealized appreciation (depreciation) $   182,935
                                           ===========


NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the period ended June 30, 2001 and the years ended December 31, 2000 and 1999, ratio of expenses to average net assets equals total expenses less the advisory fee waiver (see
Note 2A). For the years prior to 1999, ratio of expenses to average net assets equals total expenses less the advisory fee waiver and fees paid indirectly.

                    AEGON/Transamerica Series Fund, Inc. 40

--------------------------------------------------------------------------------
   JANUS GROWTH


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        90.9 %  2.8 %   6.3 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          92.8 %  2.3 %   4.9 %
Peter R. Brown          92.5 %  2.3 %   5.2 %
Charles C. Harris       92.5 %  2.3 %   5.2 %
Russell A. Kimball, Jr. 92.4 %  2.4 %   5.2 %
Patrick S. Baird        92.6 %  2.2 %   5.2 %
William W. Short, Jr.   92.4 %  2.4 %   5.2 %
Daniel Calabria         92.3 %  2.4 %   5.3 %
Janice B. Case          92.7 %  2.1 %   5.2 %
Leo J. Hill             92.5 %  2.3 %   5.2 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        88.5 %  3.7 %   7.8 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

   FOR   AGAINST ABSTAIN
  90.7 %  2.8 %   6.5 %

Proposal 9

To approve a change to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold:

         FOR   AGAINST ABSTAIN
        90.2 %  3.1 %   6.7 %

                    AEGON/Transamerica Series Fund, Inc. 41

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                           Janus Capital Corporation
                              100 Fillmore Street
                               Denver, CO 80206

                               AEGON/Transamerica
                                Series Fund, Inc.

                         Formerly, WRL Series Fund, Inc.

                                  Janus Global
                           Formerly, WRL Janus Global


                       Semi-Annual Report | June 30, 2001

                                   August 2001
                                  ACC00001-8/01

JANUS GLOBAL

 ...seeks long-term growth of capital in a manner consistent with the preservation of capital.

MARKET ENVIRONMENT

The period concluded with the majority of April's market gains disappearing in May and June. Meanwhile, the Federal Reserve Board lowered short-term interest rates to 3.75 % in its effort to boost corporate investment as well as keep consumer spending out of the same downward spiral. The European Central Bank and Bank of England also followed through with rate cuts of their own. Although the Standard and Poor's 500 Composite Stock Index and NASDAQ Composite Index finished the second quarter in positive territory - the first time in 12 months
- markets remained uncertain as signs of the global economic slowdown persisted.

Overseas, the effects of the U.S. downturn quickly took hold of many European economies. In France, business confidence was at a five-year low while Germany saw rising unemployment numbers, leaving France's CAC 40 Index in negative territory and Germany's DAX Index flat for the period. Elsewhere, reports of declining exports and production in Asia all but dashed hopes of seeing positive economic growth any time soon while emerging markets were mixed.

PERFORMANCE

In this difficult environment, Janus Global returned (13.43)% for the six months ended June 30, 2001. By comparison, the portfolio's benchmark, the Morgan Stanley Capital International World Index returned (10.50)% for the same period.

STRATEGY REVIEW

Across the period, we took advantage of market volatility to add select energy, financial, and healthcare names that we previously passed over because of high valuations. Additionally, the strength among several of our industrial and consumer products stocks overcame weakness among a few of our networking and cellular holdings.

Individual standouts included Canadian manufacturer Bombardier Inc. - Class B, which has thus far navigated the economic slowdown well. British and Dutch consumer products giant Unilever NV - CVA also performed solidly as sales of its foods, soaps and personal care goods showed resilience in the face of a slowing worldwide economy. Also logging good results was fellow European consumer goods maker, Reckitt Benckiser PLC, with its diversified line of household cleaning supplies and personal care items. Much like in the U.S., consumer spending in the U.K. has held up well.

Falling victim to the ongoing softness in the technology and telecommunications industries was Finland-based Nokia Oyj. The leading cellular company lowered estimates for its next quarter due to a sharp reduction of growth in the handset market. Economic weakness in Europe, together with slowing subscriber growth and the reduction of handset subsidies in several of the company's largest markets caused sales growth to moderate during the quarter, and investors responded by taking the shares lower. Regardless, the company continues to take market share from major competitors and still enjoys solid business fundamentals and top-quality products. The U.K.'s Vodafone Group PLC also felt the effects of the narrowing marketplace and, as its subscriber growth numbers softened, we sold some shares.

OUTLOOK

Our ongoing challenge remains to find the balance between a company's short-term volatility and long-term performance. As we head into the third quarter, we don't expect much in the way of positive news or catalysts that will give the economy the jump start it needs. That said, we've learned it pays to stick with our fundamental research. We know of no better way to avoid the land mines than to pick stocks on an individual basis--to get on the road and check potential and existing ideas from all conceivable angles.

/s/ Helen Young Hayes                          /s/ Laurence Chang
---------------------                          ------------------
HELEN YOUNG HAYES                              LAURENCE CHANG

                                  Janus Global
                               Portfolio Managers


The views expressed in this commentary on Janus Global reflect those of the portfolio managers through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.



                     AEGON/Transamerica Series Fund, Inc. 44

JANUS GLOBAL


Our ongoing challenge remains to find the balance between a company's short-term volatility and long-term performance.
                                                               [JANUS LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Janus Global and the Morgan Stanley Capital International World Index.


[_] Janus Global         $ 40,781

[_] MSCI World           $ 25,685

Portfolio Average Annual Total Return
As of June 30, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years       10 Years        From Inception
--------------------------------------------------------------------------------
 (29.85)%        14.90 %          N/A              17.81 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International World Index (MSCI) over the same time frame.

                                                     Portfolio       MSCI  Index
                 Inception 12/3/92                    $10,000            $10,000
                 Period Ended 12/31/92                $10,162            $10,083
                 FYE 12/31/93                         $13,724            $12,415
                 FYE 12/31/94                         $13,759            $13,108
                 FYE 12/31/95                         $16,932            $15,902
                 FYE 12/31/96                         $21,628            $18,127
                 FYE 12/31/97                         $25,683            $21,069
                 FYE 12/31/98                         $33,392            $26,293
                 FYE 12/31/99                         $57,134            $35,956
                 FYE 12/31/00                         $47,107            $28,698
                 FPE 06/30/01                         $40,781            $25,685


* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

Five Largest Holdings (% of Net Assets)
NTT DoCoMo, Inc.                                    4.06 %
Tyco International Ltd.                             3.91 %
General Electric Company                            3.60 %
Citigroup Inc.                                      2.42 %
Banco Bilbao Vizcaya Argentaria, SA                 2.37 %

Five Largest Industries (% of Net Assets)
Telecommunications                                 13.32 %
Pharmaceuticals                                     9.09 %
Commercial Banks                                    6.51 %
Oil & Gas Extraction                                5.88 %
Industrial Machinery & Equipment                    4.69 %

                                [GRAPHIC MATRIX]

Equity Matrix
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuations, political instability, and different accounting standards.


                     AEGON/Transamerica Series Fund, Inc. 45

--------------------------------------------------------------------------------
   JANUS GLOBAL


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)


                                                     Number of  Market
                                                      Shares    Value
                                                     --------- --------
         PREFERRED STOCKS (1.62 %)

            Automotive (0.49 %)

           Porsche AG...............................    19,230 $  6,631

            Oil & Gas Extraction (1.13 %)

           Petroleo Brasileiro SA -
            Petrobras - ADR.........................   651,635   15,242
                                                               --------
          Total Preferred Stocks
          (cost: $ 21,533)...................................    21,873
                                                               --------

         COMMON STOCKS (86.50 %) (c)

            Aerospace (1.58 %)

           Boeing Company (The).....................   229,405   12,755
           Bombardier Inc. - Class B................   332,106    4,991
           Embraer-Empresa Brasileira de
            Aeronautica SA - ADR....................    92,390    3,608

            Amusement & Recreation Services (0.89 %)

           Disney (Walt) Company (The)..............   415,560   12,006

            Automotive (0.83 %)

           Bayerische  Motoren  Werke  AG (BMW) (b).   337,900   11,136

            Beverages (1.11 %)

           Diageo PLC...............................   738,127    8,095
           PepsiCo, Inc.............................   155,425    6,870

            Business Services (3.83 %)

           Capita Group PLC (The)...................   778,560    5,063
           Clear Channel
            Communications, Inc. (a)................   325,799   20,428
           Securitas AB - Class B (b)...............   694,230   12,168
           Vivendi Universal........................    64,617    3,769
           Vivendi Universal - ADR (b)..............   119,451    6,928
           WPP Group PLC............................   338,699    3,333

            Chemicals & Allied Products (2.52 %)

           Akzo Nobel NV............................    86,099    3,647
           Aventis SA...............................    59,098    4,721
           Du Pont (E.I.) de Nemours and Company....   121,620    5,867
           Lauder (Estee) Companies Inc.
            (The) - Class A (b).....................   230,445    9,932
           Pharmacia Corporation....................   208,158    9,565
           Reckitt Benckiser PLC....................    20,572      296

            Commercial Banks (6.51 %)

           Banco Bilbao Vizcaya Argentaria, SA...... 2,471,801   31,999
           Bank of America Corporation..............    60,630    3,640
           Bank of New York Company, Inc. (The)         59,100    2,837
           Citigroup Inc............................   617,425   32,626
           Lloyds TSB Group PLC.....................   354,914    3,550

                                                  Number of  Market
                                                   Shares    Value
                                                  --------- --------
           COMMON STOCKS (continued)

              Commercial Banks (continued)
             Standard Chartered PLC..............   287,660 $  3,685
             State Street Corporation............    43,260    2,141
             UBS AG - Registered Shares..........    51,202    7,343

              Communication (3.57 %)

             Adelphia Communications
              Corporation - Class A (a) (b)......    56,410    2,313
             AT&T Corp. - Liberty Media
              Group - Class A (a)................   405,975    7,101
             Comcast Corporation - Class A (a)...   429,010   18,619
             Shaw Communications Inc.............    97,156    2,296
             Viacom, Inc. - Class B (a)..........   343,985   17,801

              Communications Equipment (3.02 %)

             Comverse Technology, Inc. (a).......   154,765    8,918
             Nokia Oyj...........................   453,604   10,288
             Nokia Oyj - ADR (b).................   976,212   21,516

              Computer & Data Processing Services (4.01 %)

             Amdocs Limited (a) (b)..............   307,605   16,565
             AOL Time Warner Inc. (a)............   366,733   19,437
             Automatic Data Processing, Inc. (b).   127,380    6,331
             Dimension Data Holdings Ltd. (a).... 1,892,768    7,185
             Fiserv, Inc. (a)....................     5,845      374
             VERITAS Software Corporation (a)....    63,240    4,207

              Computer & Office Equipment (0.40 %)

             EMC Corporation (a).................   186,785    5,426

              Drug Stores & Proprietary Stores (0.45 %)

             Walgreen Co.........................   179,080    6,116

              Electric Services (0.74 %)

             AES Corporation (The) (a)...........   231,530    9,967

              Electronic & Other Electric Equipment (4.54 %)

             General Electric Company............   995,375   48,526
             Samsung Electronics Co., Ltd........    12,990    1,921
             Sony Corporation....................   164,600   10,828

              Electronic Components & Accessories (4.27 %)

             Celestica Inc. (U.S.) (a) (b).......   131,005    6,747
             Flextronics International Ltd. (a)..    39,105    1,021
             Linear Technology Corporation.......   183,050    8,094
             Maxim Integrated Products (a).......    89,920    3,975
             Rohm Company, Ltd...................    27,900    4,338
             STMicroelectronics NV...............   717,873   24,935
             STMicroelectronics NV -
              NY Registered Shares (b)...........   251,372    8,547

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 46

--------------------------------------------------------------------------------
   JANUS GLOBAL


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                  Number of   Market
                                                   Shares     Value
                                                  ---------- --------
           COMMON STOCKS (continued)

              Food & Kindred Products (1.20 %)

             Unilever NV - CVA...................    270,885 $ 16,248

              Food Stores (0.87 %)

             Koninklijke Ahold NV................    347,691   10,899
             Safeway PLC.........................    141,600      802

              Industrial Machinery & Equipment (4.69 %)

             ASM Lithography Holding NV (a)......    222,495    4,993
             ASM Lithography Holding NV -
              NY Registered Shares (a) (b).......    251,991    5,607
             Tyco International Ltd..............    967,955   52,755

              Instruments & Related Products (0.29 %)

             Hoya Corporation....................     62,000    3,929

              Insurance (1.11 %)

             UnitedHealth Group Incorporated.....     12,400      766
             Zurich Financial Services AG........     41,720   14,244

              Insurance Agents, Brokers & Service (0.23 %)

             Marsh & McLennan Companies, Inc.....     30,415    3,072

              Life Insurance (0.99 %)

             Axa.................................    469,000   13,370

              Machinery, Equipment & Supplies (1.11 %)

             Schneider Electric SA (b)...........    270,943   14,989

              Management Services (0.55 %)

             Paychex, Inc........................    185,090    7,404

              Manufacturing Industries (0.95 %)

             Assa Abloy AB - Class B Free........    893,048   12,777

              Medical Instruments & Supplies (1.50 %)

             Guidant Corporation (a).............    223,620    8,050
             Medtronic, Inc......................    265,970   12,237

              Oil & Gas Extraction (4.75 %)

             Anadarko Petroleum Corporation......    103,925    5,615
             Anderson Exploration LTD. (a).......     25,557      516
             PetroChina Company Limited.......... 34,766,000    7,221
             Petroleo Brasileiro SA -
              Petrobras - ADR (b)................    399,580   10,389
             Repsol-YPF, SA......................    324,619    5,363
             Schlumberger Limited................    131,185    6,907
             Total Fina Elf SA (b)...............    200,915   28,154

              Personal Services (0.45 %)

             Cendant Corp. (a) (b)...............    312,600    6,096

                                                      Number of Market
                                                       Shares   Value
                                                      --------- -------
        COMMON STOCKS (continued)

           Petroleum Refining (1.25 %)

          BP Amoco PLC...............................   857,085 $ 7,044
          Exxon Mobil Corporation....................   101,005   8,823
          Suncor Energy Inc..........................    37,204     947

           Pharmaceuticals (9.09 %)

          Abbott Laboratories........................   208,190   9,995
          American Home Products Corporation.........    74,015   4,325
          AstraZeneca Group PLC......................   178,430   8,311
          Bristol-Myers Squibb Co....................   161,150   8,428
          Genentech, Inc. (a)........................    40,225   2,216
          Human Genome Sciences, Inc. (a) (b)........    42,245   2,545
          Johnson & Johnson..........................   205,690  10,285
          Millennium Pharmaceuticals, Inc. (a).......    38,600   1,373
          Novartis AG................................    24,860     901
          Pfizer Inc.................................   606,213  24,279
          Roche Holdings AG..........................   191,500  13,813
          Sepracor Inc. (a) (b)......................    58,750   2,338
          Serono SA - Class B........................     6,179   6,136
          Takeda Chemical Industries, Ltd............   346,000  16,099
          Teva Pharmaceutical Industries
           Ltd. - ADR (b)............................    79,240   4,937
          Yamanouchi Pharmaceutical Co., Ltd.........   239,000   6,711

           Primary Metal Industries (0.09 %)

          Furukawa Electric Co., Ltd. (The)..........   150,000   1,197

           Printing & Publishing (0.75 %)

          Wolters Kluwer NV..........................   374,143  10,064

           Radio & Television Broadcasting (1.26 %)

          Grupo Televisa SA de CV - ADR (a)..........   362,735  14,513
          Television Broadcasts Limited..............   578,000   2,431

           Railroads (0.02 %)

          Canadian National Railway Company..........     2,637     107
          Canadian National Railway
           Company (U.S.)............................     2,715     110

           Restaurants (0.65 %)

          Compass Group PLC (a)......................   598,746   4,790
          McDonald's Corporation.....................   147,050   3,979

           Security & Commodity Brokers (1.53 %)

          American Express Company...................   119,810   4,649
          Goldman Sachs Group, Inc. (The) (b)........   119,620  10,263
          Merrill Lynch & Co., Inc...................    97,060   5,751

           Telecommunications (13.32 %)

          America Movil, SA de CV -
           Series L - ADR............................   727,225  15,170
          China Mobile (Hong Kong)
           Limited - ADR (a) (b)..................... 1,175,825  31,501

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 47

--------------------------------------------------------------------------------
   JANUS GLOBAL


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                     Number of     Market
                                                      Shares       Value
                                                     ----------  -----------
   COMMON STOCKS (continued)

      Telecommunications (continued)

     China Mobile (Hong Kong) Limited (a)...........  4,130,000  $    21,816
     COLT Telecom Group PLC (a).....................    254,585        1,761
     Nippon Telegraph and Telephone
      Corporation...................................         (d)           1
     NTT DoCoMo, Inc................................      3,150       54,839
     Qwest Communications
      International Inc.............................     92,920        2,961
     Telefonica SA (a)..............................    606,071        7,476
     Telefonica SA - ADR (a) (b)....................    101,289        3,772
     Telefonos  de  Mexico  SA  de  CV  -  ADR  (b).    796,990       27,966
     Vodafone Group PLC.............................  5,602,559       12,407

      Variety Stores (1.29 %)

     Costco Wholesale Corporation (a)...............     36,360        1,494
     Wal-Mart Stores, Inc...........................    326,290       15,923

      Wholesale Trade Durable Goods (0.29 %)

     CITIC Pacific Limited..........................  1,284,000        3,976
                                                                 -----------
    Total Common Stocks
    (cost: $ 1,172,411)........................................   1,167,217
                                                                 -----------

                                                     Principal     Market
                                                      Amount       Value
                                                     ----------  -----------

   SHORT-TERM U.S. GOVERNMENT
    OBLIGATIONS (6.25 %)

     Fannie Mae
      3.49 %, due 09/13/2001........................ $   15,000  $    14,892
     Federal Home Loan Bank
      3.51 %, due 09/11/2001........................     25,000       24,825
     Federal Home Loan Bank
      3.53 %, due 12/17/2001........................     20,400       20,062
     Freddie Mac
      3.60 %, due 12/14/2001........................     25,000       24,585
                                                                 -----------
    Total Short-Term U.S. Government
     Obligations
    (cost: $ 84,364)...........................................      84,364
                                                                 -----------

   COMMERCIAL PAPER (4.86 %)

     Prudential Funding, LLC
      4.08 %, due 07/02/2001........................     15,600       15,598
     UBS Finance (Delaware) LLC
      4.14 %, due 07/02/2001........................     50,000       49,994
                                                                 -----------
    Total Commercial Paper
    (cost: $ 65,592)...........................................      65,592
                                                                 -----------
    Total Investment Securities
    (cost: $ 1,343,900)........................................ $ 1,339,046
                                                                 ===========

        SUMMARY:

          Investments, at market value..........   99.23 %  $ 1,339,046
          Other assets in excess of liabilities.    0.77 %       10,414
                                                  --------  -----------
          Net assets............................  100.00 %  $ 1,349,460
                                                  ========  ===========

                                                              Market
                                                 Percentage   Value
                                                 ---------- -----------

        INVESTMENTS BY COUNTRY:
           Canada...............................    0.66 %  $     8,857
           Finland..............................    0.77 %       10,288
           France...............................    4.85 %       65,004
           Germany..............................    1.33 %       17,767
           Hong Kong............................    2.65 %       35,444
           Japan................................    7.31 %       97,942
           Korea................................    0.14 %        1,921
           Netherlands..........................    3.42 %       45,851
           Spain................................    3.35 %       44,837
           Sweden...............................    1.86 %       24,944
           Switzerland..........................    5.03 %       67,373
           United Kingdom.......................    4.95 %       66,322
           United States........................   63.68 %      852,496
                                                  --------  -----------
            Investments, at market value........  100.00 %  $ 1,339,046
                                                  ========  ===========

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 48

--------------------------------------------------------------------------------
   JANUS GLOBAL


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

FORWARD CURRENCY CONTRACTS:

                                               Amount in        Net
                                              U.S. Dollars   Unrealized
                         Bought    Settlement    Bought     Appreciation
       Currency          (Sold)       Date       (Sold)    (Depreciation)
       --------         ---------  ---------- ------------ --------------
       British Pound        3,500  11/09/2001 $     4,896     $   (10)
       British Pound        3,000  11/02/2001       4,197         (10)
       British Pound        2,500  10/26/2001       3,499          28
       British Pound        1,272  07/03/2001       1,788          (1)
       British Pound          305  07/02/2001         430          (4)
       British Pound         (144) 07/02/2001        (202)          2
       British Pound         (167) 07/03/2001        (235)          0
       British Pound       (2,500) 10/26/2001      (3,499)         75
       British Pound       (9,700) 11/02/2001     (13,572)        264
       British Pound      (12,800) 11/09/2001     (17,904)        487
       Canadian Dollar      1,034  07/03/2001         683           1
       Canadian Dollar        100  08/10/2001          66           1
       Canadian Dollar     (1,300) 07/16/2001        (857)        (16)
       Canadian Dollar     (3,800) 08/10/2001      (2,503)        (32)
       Euro Dollar         45,400  11/09/2001      38,387      (1,694)
       Euro Dollar         34,800  11/02/2001      29,425         (92)
       Euro Dollar         24,600  11/16/2001      20,798           2
       Euro Dollar         11,880  10/26/2001      10,046         (68)
       Euro Dollar          2,400  08/10/2001       2,032        (256)
       Euro Dollar          1,476  07/03/2001       1,250           1
       Euro Dollar         (2,400) 08/10/2001      (2,032)         55
       Euro Dollar        (19,780) 10/26/2001     (16,726)        501
       Euro Dollar        (25,500) 07/19/2001     (21,594)      2,258
       Euro Dollar        (38,200) 11/16/2001     (32,296)      1,279
       Euro Dollar        (48,700) 11/02/2001     (41,180)      1,505
       Euro Dollar        (64,300) 11/09/2001     (54,364)      3,281
       Hong Kong Dollar  (103,400) 11/02/2001     (13,259)         (2)
       Hong Kong Dollar  (347,000) 11/16/2001     (44,497)        (33)
       Japanese Yen     2,260,000  11/09/2001      18,391        (470)
       Japanese Yen     1,740,000  10/26/2001      14,138        (425)

                                             Amount in        Net
                                            U.S. Dollars   Unrealized
                       Bought    Settlement    Bought     Appreciation
        Currency       (Sold)       Date       (Sold)    (Depreciation)
        --------     ----------  ---------- ------------ --------------
        Japanese Yen    475,000  11/02/2001  $    3,862     $   (149)
        Japanese Yen    440,000  08/10/2001       3,546         (198)
        Japanese Yen    360,000  11/16/2001       2,932          (66)
        Japanese Yen     (3,884) 07/03/2001         (31)           0
        Japanese Yen     (5,925) 07/02/2001         (48)           0
        Japanese Yen   (600,000) 07/19/2001      (4,824)         393
        Japanese Yen (1,600,000) 08/10/2001     (12,895)       2,342
        Japanese Yen (2,080,000) 11/16/2001     (16,939)         445
        Japanese Yen (2,620,000) 11/02/2001     (21,304)         171
        Japanese Yen (3,200,000) 10/26/2001     (26,001)         245
        Japanese Yen (4,010,000) 11/09/2001     (32,630)       1,423
        Korean Won    1,900,000  10/29/2001       1,461            8
        Korean Won      400,000  07/23/2001         308            1
        Korean Won     (400,000) 07/23/2001        (308)           3
        Korean Won   (1,150,000) 08/10/2001        (886)          28
        Korean Won   (2,000,000) 10/29/2001      (1,538)          10
        Swiss Franc      19,700  11/09/2001      10,664         (235)
        Swiss Franc       4,500  10/26/2001       2,512            9
        Swiss Franc        (224) 07/03/2001        (125)           0
        Swiss Franc        (604) 07/02/2001        (336)           6
        Swiss Franc      (8,100) 11/16/2001      (4,524)         160
        Swiss Franc     (16,700) 10/26/2001      (9,322)         466
        Swiss Franc     (19,100) 11/09/2001     (10,666)         709
                                             ----------     --------
          Total..........................    $ (231,786)    $ 12,398
                                             ==========     ========


NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1E). The market value at June 30, 2001 of all securities on loan is $
   129,597.
(c)The Common Stock - Air Transportation category has been omitted since its percentage of net assets is less than 0.01 %. The security in this category, Southwest Airlines Co. has a cost of $ 7 and a market value of $ 8.
(d)The number of shares held, at June 30, 2001, was 0.22.

DEFINITIONS
ADR American Depositary Receipt
CVA Certificaaten van aandelen (share certificates)
GDR Global Depository Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 49

--------------------------------------------------------------------------------
   JANUS GLOBAL


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost..................... $ 1,343,900
                                                          ===========
  Foreign cash, at cost.................................. $       639
                                                          ===========
  Investments in securities, at market value............. $ 1,339,046
  Cash...................................................          73
  Foreign cash...........................................         640
  Cash collateral for securities on loan.................     133,835
  Receivables:
   Securities sold.......................................       5,088
   Interest..............................................          30
   Dividends.............................................         351
   Dividend reclaims receivable..........................          78
   Foreign currency contracts............................      16,159
   Other.................................................       1,633
                                                          -----------
    Total assets.........................................   1,496,933
                                                          -----------
Liabilities:
  Securities purchased...................................       7,336
  Accounts payable and accrued liabilities:..............
   Investment advisory fees..............................         909
   Dividends to shareholders.............................           0
   Deposits for securities on loan.......................     133,835
   Foreign currency contracts............................       3,761
   Other fees............................................       1,632
                                                          -----------
    Total liabilities....................................     147,473
                                                          -----------
      Net assets......................................... $ 1,349,460
                                                          ===========
Net Assets Consists of:
  Capital stock shares authorized........................     100,000
                                                          ===========
  Capital stock ($ .01 par value)........................ $       650
  Additional paid-in capital.............................   1,387,023
  Accumulated undistributed (distributions in excess of)
   net investment income (loss)..........................       5,973
  Accumulated undistributed net realized gain (loss) on
   investment securities and foreign currency
   transactions..........................................     (51,725)
  Net unrealized appreciation (depreciation) on:
   Investment securities.................................      (4,854)
   Foreign currency transactions.........................      12,393
                                                          -----------
  Net assets applicable to outstanding shares of
   capital............................................... $ 1,349,460
                                                          ===========
  Shares outstanding.....................................      65,047
                                                          ===========
  Net asset value and offering price per share........... $     20.75
                                                          ===========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

Investment Income:
  Interest................................................. $    4,552
  Dividends................................................      8,159
  Foreign tax withheld.....................................       (675)
                                                            ----------
    Total investment income................................     12,036
                                                            ----------
Expenses:
  Investment advisory fees.................................      5,936
  Printing and shareholder reports.........................        266
  Custody fees.............................................        406
  Administrative service fees..............................         97
  Legal fees...............................................         25
  Auditing and accounting fees.............................         11
  Directors fees...........................................         19
  Registration fees........................................          0
  Other fees...............................................         10
                                                            ----------
    Total expenses.........................................      6,770
Less:
  Fees paid indirectly.....................................          0
                                                            ----------
    Net expenses...........................................      6,770
                                                            ----------
  Net investment income (loss).............................      5,266
                                                            ----------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on:.............................
   Investment securities...................................    (53,644)
   Foreign currency transactions...........................     17,832
                                                            ----------
    Total net realized gain (loss).........................    (35,812)
                                                            ----------
  Change in unrealized appreciation (depreciation) on:
   Investment securities...................................   (201,961)
   Foreign currency transactions...........................      7,635
                                                            ----------
    Total change in unrealized appreciation
     (depreciation)........................................   (194,326)
                                                            ----------
  Net gain (loss) on investment securities and foreign
   currency transactions...................................   (230,138)
                                                            ----------
    Net increase (decrease) in net assets resulting from
     operations............................................ $ (224,872)
                                                            ==========

The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 50

--------------------------------------------------------------------------------
   JANUS GLOBAL


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                                                                June 30,
                                                                                                                  2001
                                                                                                               -----------
Operations:
  Net investment income (loss)................................................................................ $     5,266
  Net realized gain (loss) on investment securities and foreign currency transactions.........................     (35,812)
  Change in unrealized appreciation (depreciation) on investment securities and foreign currency transactions.    (194,326)
                                                                                                               -----------
  Net increase (decrease) in net assets resulting from operations.............................................    (224,872)
                                                                                                               -----------
Distribution to Shareholders:
  Net investment income.......................................................................................           0
  In excess of net investment income..........................................................................           0
  Net realized gains..........................................................................................           0
  In excess of net realized gains.............................................................................           0
                                                                                                               -----------
   Total distributions........................................................................................           0
                                                                                                               -----------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares...........................................................................     134,033
  Dividends and distributions reinvested......................................................................           0
  Cost of shares redeemed.....................................................................................    (277,274)
                                                                                                               -----------
   Increase (decrease) in net assets from capital share transactions..........................................    (143,241)
                                                                                                               -----------
  Net increase (decrease) in net assets.......................................................................    (368,113)

Net Assets:
  Beginning of period.........................................................................................   1,717,573
                                                                                                               -----------
  End of period............................................................................................... $ 1,349,460
                                                                                                               ===========
  Undistributed (distributions in excess of) net investment income............................................ $     5,973
                                                                                                               ===========

                                                                                                               December 31,
                                                                                                                   2000
                                                                                                               ------------
Operations:
  Net investment income (loss)................................................................................ $     1,268
  Net realized gain (loss) on investment securities and foreign currency transactions.........................     378,046
  Change in unrealized appreciation (depreciation) on investment securities and foreign currency transactions.    (751,156)
                                                                                                               -----------
  Net increase (decrease) in net assets resulting from operations.............................................    (371,842)
                                                                                                               -----------
Distribution to Shareholders:
  Net investment income.......................................................................................      (3,375)
  In excess of net investment income..........................................................................     (57,447)
  Net realized gains..........................................................................................    (372,391)
  In excess of net realized gains.............................................................................           0
                                                                                                               -----------
   Total distributions........................................................................................    (433,213)
                                                                                                               -----------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares...........................................................................     686,751
  Dividends and distributions reinvested......................................................................     433,213
  Cost of shares redeemed.....................................................................................    (523,546)
                                                                                                               -----------
   Increase (decrease) in net assets from capital share transactions..........................................     596,418
                                                                                                               -----------
  Net increase (decrease) in net assets.......................................................................    (208,637)

Net Assets:
  Beginning of period.........................................................................................   1,926,210
                                                                                                               -----------
  End of period............................................................................................... $ 1,717,573
                                                                                                               ===========
  Undistributed (distributions in excess of) net investment income............................................ $       707
                                                                                                               ===========

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                       June 30,                            December 31,
                                                                      -----------  --------------------------------------
                                                                         2001         2000         1999         1998
                                                                      -----------  -----------  -----------  -----------
Net asset value, beginning of period................................. $     23.97  $     37.46  $     23.71  $     19.04
                                                                      -----------  -----------  -----------  -----------
  Income from operations:
   Net investment income (loss)......................................        0.08         0.02        (0.04)        0.05
   Net realized and unrealized gain (loss) on investments............       (3.30)       (6.06)       16.42         5.61
                                                                      -----------  -----------  -----------  -----------
    Net income (loss) from operations................................       (3.22)       (6.04)       16.38         5.66
                                                                      -----------  -----------  -----------  -----------
  Distributions:
   Dividends from net investment income..............................        0.00        (0.05)        0.00        (0.13)
   Dividends in excess of net investment income......................        0.00        (0.85)        0.00         0.00
   Distributions from net realized gains on investments..............        0.00        (6.55)       (2.63)       (0.80)
   Distributions in excess of net realized gains on
    investments......................................................        0.00         0.00         0.00        (0.06)
                                                                      -----------  -----------  -----------  -----------
    Total distributions..............................................        0.00        (7.45)       (2.63)       (0.99)
                                                                      -----------  -----------  -----------  -----------
Net asset value, end of period....................................... $     20.75  $     23.97  $     37.46  $     23.71
                                                                      ===========  ===========  ===========  ===========
Total return.........................................................    (13.43)%     (17.55)%      71.10 %      30.01 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 1,349,460  $ 1,717,573  $ 1,926,210  $ 1,069,765
   Ratio of expenses to average net assets/(6)/......................      0.91 %       0.89 %       0.92 %       0.95 %
   Ratio of net investment income (loss) to average net assets/(6)/..      0.71 %       0.06 %      (0.14)%       0.23 %
   Portfolio turnover rate...........................................     39.44 %      82.42 %      68.10 %      87.36 %


                                                                        1997       1996
                                                                      ---------  ---------
Net asset value, beginning of period................................. $   18.12  $   15.52
                                                                      ---------  ---------
  Income from operations:
   Net investment income (loss)......................................      0.08       0.08
   Net realized and unrealized gain (loss) on investments............      3.32       4.20
                                                                      ---------  ---------
    Net income (loss) from operations................................      3.40       4.28
                                                                      ---------  ---------
  Distributions:
   Dividends from net investment income..............................     (0.13)     (0.04)
   Dividends in excess of net investment income......................     (1.01)     (0.17)
   Distributions from net realized gains on investments..............     (1.34)     (1.47)
   Distributions in excess of net realized gains on
    investments......................................................      0.00       0.00
                                                                      ---------  ---------
    Total distributions..............................................     (2.48)     (1.68)
                                                                      ---------  ---------
Net asset value, end of period....................................... $   19.04  $   18.12
                                                                      =========  =========
Total return.........................................................   18.75 %    27.74 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 785,966  $ 534,820
   Ratio of expenses to average net assets/(6)/......................    1.00 %     0.99 %
   Ratio of net investment income (loss) to average net assets/(6)/..    0.41 %     0.46 %
   Portfolio turnover rate...........................................   97.54 %    88.31 %

The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 51

--------------------------------------------------------------------------------
   JANUS GLOBAL


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT
       ACCOUNTING POLICIES

Janus Global, (the "portfolio", formerly known as WRL Janus Global) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

D. Forward Foreign Currency Contracts

The portfolio is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counterparties to meet the terms of their contracts. The open forward currency contracts at June 30, 2001 are listed in the Schedule of Investments.

E. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $ 361 is included in interest income.

F. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

                    AEGON/Transamerica Series Fund, Inc. 52

--------------------------------------------------------------------------------
   JANUS GLOBAL


   NOTES TO FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--(continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

G. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

H. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS
       WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.80 %       1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Janus Capital Corporation ("Janus") to provide investment services to the portfolio and compensates Janus as described in the Fund's Statement of Additional Information.

Janus may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Janus. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Janus during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 24. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 2001

                    AEGON/Transamerica Series Fund, Inc. 53

--------------------------------------------------------------------------------
   JANUS GLOBAL


   NOTES TO FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 530,153
  U.S. Government................................   258,262

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............   520,633
  U.S. Government................................   365,711


NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
-                                 -------- ------------
Shares issued....................   6,019     18,208
Shares issued - reinvestment of
 dividends and distributions.....       0     16,105
Shares redeemed.................. (12,628)   (14,076)
                                  -------    -------
Net increase (decrease) in shares
 outstanding.....................  (6,609)    20,237
                                  =======    =======

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2000 of $ 16,408 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2001.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 1,352,617
                                           ===========
Unrealized appreciation................... $   124,581
Unrealized (depreciation).................    (138,152)
                                           -----------
Net unrealized appreciation (depreciation) $   (13,571)
                                           ===========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the period ended June 30, 2001 and the years ended December 31, 2000 and 1999, ratio of expenses to average net assets equals total expenses less the advisory fee waiver (see
Note 2A). For the years prior to 1999, ratio of expenses to average net assets equals total expenses less the advisory fee waiver and fees paid indirectly.

                    AEGON/Transamerica Series Fund, Inc. 54

--------------------------------------------------------------------------------
   JANUS GLOBAL


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        92.5 %  2.5 %   5.0 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          93.8 %  2.0 %   4.2 %
Peter R. Brown          93.4 %  2.1 %   4.5 %
Charles C. Harris       93.5 %  2.1 %   4.4 %
Russell A. Kimball, Jr. 93.5 %  2.1 %   4.4 %
Patrick S. Baird        93.6 %  1.9 %   4.5 %
William W. Short, Jr.   93.4 %  2.0 %   4.6 %
Daniel Calabria         93.5 %  2.0 %   4.5 %
Janice B. Case          93.7 %  1.9 %   4.4 %
Leo J. Hill             93.6 %  2.0 %   4.4 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        90.7 %  3.2 %   6.1 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

         FOR   AGAINST ABSTAIN
        92.2 %  2.5 %   5.3 %

Proposal 9

To approve a change to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold:

         FOR   AGAINST ABSTAIN
        92.0 %  2.7 %   5.3 %

                    AEGON/Transamerica Series Fund, Inc. 55

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                           Janus Capital Corporation
                              100 Fillmore Street
                               Denver, CO 80206

                                                        AEGON/Transamerica
                                                         Series Fund, Inc.
                                                 Formerly, WRL Series Fund, Inc.

                                                   LKCM Strategic Total Return
                                                        Formerly, WRL LKCM
                                                      Strategic Total Return






                                            Semi-Annual Report  |  June 30, 2001

August 2001
ACC00001-8/01

LKCM STRATEGIC TOTAL RETURN

 ...seeks current income, long-term growth of income, and capital appreciation.


MARKET ENVIRONMENT

After a particularly painful year for many equity investors in 2000, especially those who employed concentrated strategies in high-growth market segments, the period was far more agreeable. On January 3rd, the Federal Reserve Board cut short-term interest rates and has since moved to reduce interest rates another five times. Consequently, the rising interest rates that burdened the stock market in 2000 have reversed with the falling trend now being supportive. However, mounting evidence of economic slowing, continued earnings disappointments, and further erosion of valuations from excessive levels have continued to torment stock market investors in 2001.


PERFORMANCE

For the six months ended June 30, 2001, LKCM Strategic Total Return returned (1.95)%. By comparison, the Standard and Poor's 500 Composite Stock Index returned (6.70)% and the Lehman Brothers Intermediate U.S. Government/Credit Index returned 4.08 %. The portfolio's heavy focus on risk management, which served the portfolio well thus far in 2001, makes it suitable for investors of most risk profiles.


STRATEGY REVIEW

The portfolio normally invests a small portion of assets in government bonds but, given especially attractive corporate bond spreads, we emphasized fixed-income investments from credit-worthy corporations. The bond portion of the portfolio, along with valuation and diversification disciplines, proved to be important to portfolio performance. Normally, and over the long term, the equity portion of the portfolio will generate the preponderance of the portfolio's capital appreciation. But, in periods with equity market declines like 2000 and so far in 2001, the bond portion of the portfolio is a meaningful performance contributor.

Our careful diversification of the equity portion of the portfolio was also a major contributor, both to managing risk and in helping us to identify pockets of winners. The portfolio is diversified by industry, by company size, between growth and value, and across many other characteristics. The diversification is far from a lack of conviction that one area of the market or another will outperform. We simply believe that over time, a diversified portfolio will provide solid returns with less volatility. Going forward, we plan to maintain a highly diversified portfolio of companies that, we believe, are poised to out-perform the market and their peers.

Across the period, we remained underweighted in the poor performing technology sector. Moreover, the portfolio's overall technology exposure produced a positive return year-to-date. This positive stock selection, rooted in our valuation disciplines, was a significant contributor to performance. On the negative side, the overweighted energy sector gave up ground. Some secondary contributors included strong stock selection in the communications and basic materials sectors. We continue to focus on stock selection as the primary means of adding value in the equity portion of the portfolio.


OUTLOOK

From here, we believe corporate earnings are likely to be messy with recent negative estimate revisions having not yet caught up with reality. But the steepening of the treasury yield curve and the narrowing of yield spreads are indicative of a pending recovery in economic activity. As such, we expect a much-improved environment as the year progresses. That said, we remain cautious on sectors of the economy that were most inflated by the incredible technology mania that now seems obvious to even the most vocal tech bulls. Our team of analysts continues to identify investment ideas in nearly all sectors of the economy. We are in a market environment that favors insightful research over merely following the herd. Such an environment is inviting to our investing style and discipline.

/s/ Luther King, Jr.                             /s/ Scot C. Hollmann
--------------------                             --------------------

LUTHER KING, JR.                                 SCOT C. HOLLMANN

                           LKCM Strategic Total Return
                               Portfolio Managers



The views expressed in this commentary on LKCM Strategic Total Return reflect those of the portfolio managers through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                    AEGON/Transamerica Series Fund, Inc.  58

LKCM STRATEGIC TOTAL RETURN

The bond portion of the portfolio proved to be important to portfolio performance.

                                                                     [LKCM LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.

LKCM Strategic Total Return, the Stardard and Poor's 500 Composite Stock Index and the Lehman Brothers Intermediate U.S. Government/Credit Index.

[ ] LKCM Strategic
    Total Return             $ 22,862

[ ]  S&P 500                 $ 32,494

[ ]  LB Inter. Gov't./Credit $ 17,451

Portfolio Average Annual Total Return
As of June 30, 2001
--------------------------------------------------------------------------------
  1 Year         5 Years       10 Years        From Inception
--------------------------------------------------------------------------------
  (3.50)%        8.73 %           N/A              10.43 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite
Stock Index (S&P) and Lehman Brothers Intermediate U.S. Government/Credit Index (LB) over the same time frame.

                                              Portfolio       S&P Index          LB Index
                 Inception 3/1/93              $10,000            $10,000          $10,000
                 Period Ended 12/31/93         $11,349            $10,770          $10,490
                 FYE 12/31/94                  $11,288            $10,912          $10,805
                 FYE 12/31/95                  $14,072            $15,012          $12,461
                 FYE 12/31/96                  $16,182            $18,459          $12,966
                 FYE 12/31/97                  $19,178            $24,618          $13,986
                 FYE 12/31/98                  $21,619            $31,654          $15,167
                 FYE 12/31/99                  $24,228            $38,314          $15,226
                 FYE 12/31/00                  $23,317            $34,827          $16,767
                 FPE 06/30/01                  $22,862            $32,494          $17,451

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

Five Largest Holdings (% of Net Assets)
General Electric Company                            3.06 %
CBS Corporation 7.15%, due 05/20/05                 2.71 %
Colgate-Palmolive Company                           2.34 %
Verizon Communications, Inc.                        2.28 %
Kent Electronics Corporation 4.50%, due 09/01/04    2.17 %

Five Largest Industries (% of Net Assets)
Telecommunications                                 10.94 %
Commercial Banks                                   10.71 %
Computer & Office Equipment                         6.29 %
Communication                                       4.45 %
Industrial Machinery & Equipment                    4.40 %


[Graphic Matrix]

Equity Matrix

Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.



[Graphic Matrix]

Fixed Income Matrix

Intermediate Term: Average duration equal to or greater than 3.5 years, but less than or equal to 6 years.

Medium Quality: Average credit rating of BBB or A.

This material must be preceded or accompanied by the Fund's current prospectus.


                     AEGON/Transamerica Series Fund, Inc. 59

--------------------------------------------------------------------------------
   LKCM STRATEGIC TOTAL RETURN


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                  Principal  Market
                                                   Amount    Value
                                                  --------- ---------
          CORPORATE DEBT SECURITIES (29.13 %)

             Chemicals & Allied Products (0.73 %)

            Aristech Chemical Corporation
             6.88 %, due 11/15/2006.............. $  3,650  $   3,643

             Commercial Banks (3.24 %)

            First Bank Minnesota
             6.88 %, due 04/01/2006..............    5,000      5,135
            First Union Corporation
             7.25 %, due 02/15/2003..............    2,600      2,684
            Mellon Bank, NA
             6.50 %, due 08/01/2005..............    5,500      5,617
            Morgan Chase & Co. (J.P.)
             7.63 %, due 09/15/2004..............    2,510      2,666

             Communication (1.97 %)

            Continental Cablevision, Inc.
             8.88 %, due 09/15/2005..............    9,000      9,778

             Electric Services (0.84 %)

            Kentucky Utilities Company
             8.55 %, due 05/15/2027..............    4,000      4,160

             Electric, Gas & Sanitary Services (1.91 %)

            Interstate Power Company
             8.63 %, due 09/15/2021..............    3,825      3,918
            Public Service Electric and
             Gas Company
             6.38 %, due 05/01/2008..............    5,750      5,557

             Electrical Goods (0.44 %)

            Avnet, Inc.
             6.88 %, due 03/15/2004..............    2,199      2,175

             Gas Production & Distribution (1.44 %)

            Northern Natural Gas
             Company - 144A (c)
             6.88 %, due 05/01/2005..............    7,025      7,145

             Industrial Machinery & Equipment (2.64 %)

            Black & Decker Corporation (The)
             7.50 %, due 04/01/2003..............    5,000      5,169
            Tyco International Ltd.
             6.38 %, due 06/15/2005..............    7,850      7,930

             Personal Credit Institutions (3.13 %)

            Associates First Capital Corporation
             6.20 %, due 05/16/2005..............    6,400      6,422
            General Electric Capital Corporation
             8.13 %, due 04/01/2008..............    8,300      9,130

             Personal Services (1.83 %)

            Block Financial Corp.
             6.75 %, due 11/01/2004..............    7,150      7,218

                                               Principal  Market
                                                Amount    Value
                                               --------- ---------
              CORPORATE DEBT SECURITIES (continued)

                 Personal Services (continued)

                Block Financial Corp.
                 8.50 %, due 04/15/2007....... $  1,775  $   1,899

                 Petroleum & Petroleum Products (0.51 %)

                Pennzoil-Quaker State Company
                 9.40 %, due 12/01/2002.......    2,500      2,542

                 Radio & Television Broadcasting (2.71 %)

                CBS Corporation
                 7.15 %, due 05/20/2005.......   12,950     13,487

                 Radio, Television, & Computer Stores (0.76 %)

                RadioShack Corporation
                 6.95 %, due 09/01/2007.......    3,700      3,759

                 Telecommunications (6.23 %)

                AirTouch Communications, Inc.
                 7.00 %, due 10/01/2003.......    6,700      6,941
                ALLTEL Corporation
                 7.25 %, due 04/01/2004.......    9,500      9,855
                AT&T Corp.
                 6.00 %, due 03/15/2009.......    6,000      5,609
                GTE Hawaiian Telephone
                 Company Incorporated
                 7.00 %, due 02/01/2006.......    2,075      2,135
                GTE Hawaiian Telephone
                 Company Incorporated
                 7.38 %, due 09/01/2006.......    6,150      6,436

                 Variety Stores (0.75 %)

                Wal-Mart Stores, Inc.
                 6.55 %, due 08/10/2004.......    3,600      3,743
                                                         ---------
               Total Corporate Debt Securities
               (cost: $ 142,085).......................    144,753
                                                         ---------

              CONVERTIBLE BONDS (3.90 %)

                 Electrical Goods (2.17 %)

                Kent Electronics Corporation
                 4.50 %, due 09/01/2004.......   10,916     10,766

                 Printing & Publishing (1.36 %)

                Tribune Company
                 2.00 %, due 05/15/2029.......       57      6,776

                 Telecommunications (0.37 %)

                ITC(Delta)DeltaCom, Inc.
                 4.50 %, due 05/15/2006.......    3,908      1,851
                                                         ---------
               Total Convertible Bonds
               (cost: $ 21,850)........................     19,393
                                                         ---------

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 60

--------------------------------------------------------------------------------
   LKCM STRATEGIC TOTAL RETURN


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                Number of  Market
                                                 Shares    Value
                                                --------- ---------
             CONVERTIBLE PREFERRED STOCKS (1.04 %)

                Communication (0.80 %)
               DECS Trust V....................  267,500  $   3,979

                Instruments & Related Products (0.24 %)

               Raytheon Company................   24,600      1,208
                                                          ---------
              Total Convertible Preferred Stocks
              (cost: $ 6,346)...........................      5,187
                                                          ---------

             COMMON STOCKS (63.96 %)

                Beverages (0.77 %)

               Coca-Cola Company (The).........   85,000      3,825

                Chemicals & Allied Products (2.34 %)

               Colgate-Palmolive Company.......  196,800     11,608

                Commercial Banks (7.47 %)

               Citigroup Inc...................  153,333      8,102
               Cullen/Frost Bankers, Inc.......  150,000      5,078
               Mellon Financial Corporation....  188,000      8,648
               Morgan Chase & Co. (J.P.).......  151,500      6,757
               Wells Fargo & Company...........  185,000      8,590

                Communication (1.68 %)

               Viacom, Inc. - Class B (a)......  161,250      8,345

                Communications Equipment (0.94 %)

               Corning Incorporated............   91,900      1,536
               Motorola, Inc...................  189,000      3,130

                Computer & Data Processing Services (3.03 %)

               First Data Corporation..........   89,600      5,757
               Microsoft Corporation (a).......  128,000      9,293

                Computer & Office Equipment (6.29 %)

               Cisco Systems, Inc. (a).........  210,000      3,822
               Dell Computer Corporation (a)...  150,000      3,893
               Diebold, Incorporated...........  260,000      8,359
               EMC Corporation (a) (b).........  100,000      2,905
               Hewlett-Packard Company.........  130,000      3,718
               International Business Machines
                Corporation....................   45,000      5,085
               Sun Microsystems, Inc. (a)......  220,000      3,458

                Electronic & Other Electric Equipment (3.06 %)

               General Electric Company........  312,000     15,209

                Electronic Components & Accessories (1.08 %)

               Intel Corporation...............  184,000      5,382

                                                Number of  Market
                                                 Shares    Value
                                                --------- ---------
            COMMON STOCKS (continued)

               Health Services (2.08 %)

              Tenet Healthcare Corporation (a).  200,000  $  10,318

               Holding & Other Investment Offices (1.29 %)

              Crescent Real Estate Equities
               Company.........................  260,000      6,388

               Industrial Machinery & Equipment (1.76 %)

              Tyco International Ltd...........  160,200      8,731

               Instruments & Related Products (0.67 %)

              Raytheon Company.................  125,000      3,319

               Insurance (0.58 %)

              Oxford Health Plans, Inc. (a)....  100,000      2,860

               Life Insurance (0.79 %)

              American General Corporation.....   84,500      3,925

               Lumber & Other Building Materials (1.22 %)

              Home Depot, Inc. (The)...........  130,001      6,052

               Medical Instruments & Supplies (0.78 %)

              Medtronic, Inc...................   84,400      3,883

               Oil & Gas Extraction (4.13 %)

              Anadarko Petroleum Corporation...   60,000      3,242
              EOG Resources, Inc...............  146,000      5,190
              Schlumberger Limited.............  103,000      5,423
              Unocal Corporation...............  196,000      6,693

               Paper & Allied Products (3.30 %)

              Boise Cascade Coproration........  269,000      9,461
              Kimberly-Clark Corporation.......  124,000      6,932

               Personal Services (1.40 %)

              Block, (H & R) Inc...............  107,700      6,952

               Petroleum Refining (3.29 %)

              BP Amoco PLC - ADR (b)...........  134,186      6,689
              Exxon Mobil Corporation..........  110,800      9,678

               Pharmaceuticals (3.31 %)

              Pfizer Inc.......................  215,000      8,611
              Teva Pharmaceutical Industries
               Ltd. - ADR (b)..................  126,000      7,850

               Printing & Publishing (1.29 %)

              Harte-Hanks Inc..................  259,200      6,418

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 61

--------------------------------------------------------------------------------
   LKCM STRATEGIC TOTAL RETURN


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                Number of   Market
                                                 Shares     Value
                                                ---------  ---------
            COMMON STOCKS (continued)

               Radio, Television, & Computer Stores (1.23 %)

              RadioShack Corporation...........  200,900   $  6,127

               Savings Institutions (1.19 %)

              Washington Mutual, Inc...........  157,500      5,914

               Telecommunications (4.34 %)

              ALLTEL Corporation...............  166,900     10,224
              Verizon Communications, Inc. (b).  212,000     11,341

               Tobacco Products (1.12 %)

              Philip Morris Companies Inc......  110,000      5,583

               Trucking & Warehousing (1.40 %)

             United Parcel Service, Inc. -
               Class B (b).....................  120,000      6,936

               U.S. Government Agencies (1.25 %)

              Fannie Mae.......................   73,000      6,216

               Variety Stores (0.88 %)

              Wal-Mart Stores, Inc.............   90,000      4,392
                                                           --------
             Total Common Stocks
             (cost: $ 267,515 )..........................   317,848
                                                           --------

                                                 Principal   Market
                                                  Amount     Value
                                                 ---------  ---------

           SHORT-TERM OBLIGATIONS (1.47 %)

             Investors Bank & Trust Company (d)
              3.08 %, Repurchase Agreement
              dated 06/29/2001 to be
              repurchased at $ 7,329 on
              07/02/2001........................ $  7,327   $  7,327
                                                            --------

            Total Short-Term Obligations
            (cost: $ 7,327)..............................      7,327
                                                            --------
            Total Investment Securities
            (cost: $ 445,123)............................   $494,508
                                                            ========

          SUMMARY:

            Investments, at market value..........  99.50 % $ 494,508
            Other assets in excess of liabilities.   0.50 %     2,503
                                                   -------- ---------
            Net assets............................ 100.00 % $ 497,011
                                                   ======== =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1C). The market value at June 30, 2001 of all securities on loan is $10,794.
(c)Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
(d)At June 30, 2001, repurchase agreements are collateralized by $ 8,116 Fannie Mae ARM--562357 (7.86 %, due 09/01/2029) with a market value and accrued interest of $ 7,693.

DEFINITIONS

ADR American Depositary Receipt
ARM Adjustable Rate Mortgage


See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 62

--------------------------------------------------------------------------------
   LKCM STRATEGIC TOTAL RETURN


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost..................... $ 445,123
                                                          =========
  Investments in securities, at market value............. $ 494,508
  Cash...................................................        42
  Cash collateral for securities on loan.................    11,185
  Receivables:
   Securities sold.......................................         0
   Interest..............................................     2,503
   Dividends.............................................       311
   Other.................................................        96
                                                          ---------
    Total assets.........................................   508,645
                                                          ---------
Liabilities:
  Securities purchased...................................         0
  Accounts payable and accrued liabilities:
   Investment advisory fees..............................       330
   Dividends to shareholders.............................         0
   Deposits for securities on loan.......................    11,185
   Other fees............................................       119
                                                          ---------
    Total liabilities....................................    11,634
                                                          ---------
      Net assets......................................... $ 497,011
                                                          =========
Net Assets Consists of:
  Capital stock shares authorized........................    75,000
                                                          =========
  Capital stock ($ .01 par value)........................ $     340
  Additional paid-in capital.............................   435,316
  Accumulated undistributed (distributions in excess of)
   net investment income (loss)..........................     9,079
  Accumulated undistributed net realized gain (loss) on
   investment securities.................................     2,891
  Net unrealized appreciation (depreciation) on
   investment securities.................................    49,385
                                                          ---------
  Net assets applicable to outstanding shares of capital. $ 497,011
                                                          =========
  Shares outstanding.....................................    34,011
                                                          =========
  Net asset value and offering price per share........... $   14.61
                                                          =========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

     Investment Income:
       Interest................................................. $   5,645
       Dividends................................................     2,717
       Foreign tax withheld.....................................       (14)
                                                                 ---------
         Total investment income................................     8,348
                                                                 ---------
     Expenses:
       Investment advisory fees.................................     2,061
       Printing and shareholder reports.........................        71
       Custody fees.............................................        41
       Administrative service fees..............................        28
       Legal fees...............................................         7
       Auditing and accounting fees.............................         7
       Directors fees...........................................         6
       Registration fees........................................         0
       Other fees...............................................         3
                                                                 ---------
         Total expenses.........................................     2,224
     Less:
       Fees paid indirectly.....................................         0
                                                                 ---------
         Net expenses...........................................     2,224
                                                                 ---------
       Net investment income (loss).............................     6,124
                                                                 ---------
     Realized and Unrealized Gain (Loss):
       Net realized gain (loss) on investment securities........       314
       Change in unrealized appreciation (depreciation) on
        investment securities...................................   (18,218)
                                                                 ---------
       Net gain (loss) on investment securities.................   (17,904)
                                                                 ---------
         Net increase (decrease) in net assets resulting from
          operations............................................ $ (11,780)
                                                                 =========

The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 63

--------------------------------------------------------------------------------
   LKCM STRATEGIC TOTAL RETURN


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                             June 30,   December 31,
                                                                               2001         2000
-                                                                            ---------  ------------
Operations:
  Net investment income (loss).............................................. $   6,124   $  12,758
  Net realized gain (loss) on investment securities.........................       314      25,378
  Change in unrealized appreciation (depreciation) on investment securities.   (18,218)    (61,152)
                                                                             ---------   ---------
  Net increase (decrease) in net assets resulting from operations...........   (11,780)    (23,016)
                                                                             ---------   ---------
Distribution to Shareholders:
  Net investment income.....................................................         0     (11,810)
  In excess of net investment income........................................         0           0
  Net realized gains........................................................         0     (35,627)
  In excess of net realized gains...........................................         0           0
                                                                             ---------   ---------
   Total distributions......................................................         0     (47,437)
                                                                             ---------   ---------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares.........................................    21,440      74,288
  Dividends and distributions reinvested....................................         0      47,437
  Cost of shares redeemed...................................................   (71,573)   (116,764)
                                                                             ---------   ---------
   Increase (decrease) in net assets from capital share transactions........   (50,133)      4,961
                                                                             ---------   ---------
  Net increase (decrease) in net assets.....................................   (61,913)    (65,492)

Net Assets:
  Beginning of period.......................................................   558,924     624,416
                                                                             ---------   ---------
  End of period............................................................. $ 497,011   $ 558,924
                                                                             =========   =========
  Undistributed (distributions in excess of) net investment income.......... $   9,079   $   2,955
                                                                             =========   =========

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,                        December 31,
                                                                      ---------  -------------------------------------------
                                                                        2001       2000       1999       1998       1997
                                                                      ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period................................. $   14.90  $   16.85  $   16.40  $   15.62  $   13.97
                                                                      ---------  ---------  ---------  ---------  ---------
  Income from operations:
   Net investment income (loss)......................................      0.17       0.35       0.34       0.39       0.37
   Net realized and unrealized gain (loss) on investments............     (0.46)     (0.97)      1.59       1.09       2.68
                                                                      ---------  ---------  ---------  ---------  ---------
    Net income (loss) from operations................................     (0.29)     (0.62)      1.93       1.48       3.05
                                                                      ---------  ---------  ---------  ---------  ---------
  Distributions:
   Dividends from net investment income..............................      0.00      (0.32)     (0.35)     (0.38)     (0.35)
   Dividends in excess of net investment income......................      0.00       0.00       0.00       0.00      (0.03)
   Distributions from net realized gains on investments..............      0.00      (1.01)     (1.13)     (0.32)     (1.02)
   Distributions in excess of net realized gains on investments......      0.00       0.00       0.00       0.00       0.00
                                                                      ---------  ---------  ---------  ---------  ---------
    Total distributions..............................................      0.00      (1.33)     (1.48)     (0.70)     (1.40)
                                                                      ---------  ---------  ---------  ---------  ---------
Net asset value, end of period....................................... $   14.61  $   14.90  $   16.85  $   16.40  $   15.62
                                                                      =========  =========  =========  =========  =========
Total return.........................................................   (1.95)%    (3.76)%    12.07 %     9.64 %    21.85 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 497,011  $ 558,924  $ 624,416  $ 592,312  $ 526,577
   Ratio of expenses to average net assets/(6)/......................    0.86 %     0.85 %     0.86 %     0.86 %     0.88 %
   Ratio of net investment income (loss) to average net assets/(6)/..    2.38 %     2.20 %     2.02 %     2.43 %     2.43 %
   Portfolio turnover rate...........................................    9.09 %    51.66 %    45.42 %    49.20 %    48.20 %


                                                                        1996
                                                                      ---------
Net asset value, beginning of period................................. $   12.86
                                                                      ---------
  Income from operations:
   Net investment income (loss)......................................      0.37
   Net realized and unrealized gain (loss) on investments............      1.56
                                                                      ---------
    Net income (loss) from operations................................      1.93
                                                                      ---------
  Distributions:
   Dividends from net investment income..............................     (0.32)
   Dividends in excess of net investment income......................      0.00
   Distributions from net realized gains on investments..............     (0.50)
   Distributions in excess of net realized gains on investments......      0.00
                                                                      ---------
    Total distributions..............................................     (0.82)
                                                                      ---------
Net asset value, end of period....................................... $   13.97
                                                                      =========
Total return.........................................................   15.00 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 390,141
   Ratio of expenses to average net assets/(6)/......................    0.91 %
   Ratio of net investment income (loss) to average net assets/(6)/..    2.72 %
   Portfolio turnover rate...........................................   49.32 %

The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 64

--------------------------------------------------------------------------------
   LKCM STRATEGIC TOTAL RETURN


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT
       ACCOUNTING POLICIES

LKCM Strategic Total Return, (the "portfolio", formerly known as WRL LKCM Strategic Total Return) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to use the interest method of amortization to amortize premium and discount on all fixed-income securities. Upon initial adoption, the portfolio was required to adjust the cost of its fixed-income securities by the may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.
cumulative amount of amortization that would have been recognized had the interest method of amortization been in effect from the purchase date of each holding. The cumulative effect of this change had no impact on total net assets of the portfolio, but resulted in a $ 20 reduction in the cost of securities and a corresponding $ 20 increase in net unrealized gains and losses, based on securities held by the portfolio on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $ 26, and increase net unrealized gains and losses by $ 26.

C. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $ 13 is included in interest income.

D. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which

E. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.


                    AEGON/Transamerica Series Fund, Inc. 65

--------------------------------------------------------------------------------
   LKCM STRATEGIC TOTAL RETURN


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--(continued)

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the Fund's shareholders for federal income tax purposes.

F. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operation, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

G. Repurchase Agreements

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2--INVESTMENT ADVISORY AND
       TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.80 %       1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Luther King Capital Management Corporation ("LKCM") to provide investment services to the portfolio and compensates LKCM as described in the Fund's Statement of Additional Information.

LKCM may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or LKCM. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or LKCM during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica

                    AEGON/Transamerica Series Fund, Inc. 66

--------------------------------------------------------------------------------
   LKCM STRATEGIC TOTAL RETURN


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 2--(continued)

Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 7. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are as follows:

Purchases of securities:
  Long-term excluding U.S Government............. $ 46,474
  U.S. Government................................        0
Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............   75,184
  U.S. Government................................   16,379

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
                                  -------- ------------
Shares issued....................   1,455      4,597
Shares issued - reinvestment of
 dividends and distributions.....       0      3,053
Shares redeemed..................  (4,950)    (7,208)
                                   ------     ------
Net increase (decrease) in shares
 outstanding.....................  (3,495)       442
                                   ======     ======


NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes. The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 444,269
                                           =========
Unrealized appreciation................... $  83,354
Unrealized (depreciation).................   (33,115)
                                           ---------
Net unrealized appreciation (depreciation) $  50,239
                                           =========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.
As required, effective January 1, 2001, the portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. This change had no impact on net investment income per share and net realized and unrealized gains and losses per share for the six months ended June 30, 2001. Ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the period ended June 30, 2001 and the years ended December 31, 2000 and 1999, ratio of expenses to average net assets equals total expenses less the advisory fee waiver (see
Note 2A). For the years prior to 1999, ratio of expenses to average net assets equals total expenses less the advisory fee waiver and fees paid indirectly.

                   AEGON/Transamerica Series Fund, Inc.  67

--------------------------------------------------------------------------------
   LKCM STRATEGIC TOTAL RETURN


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        93.1 %  2.2 %   4.7 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          95.2 %  1.3 %   3.5 %
Peter R. Brown          95.0 %  1.3 %   3.7 %
Charles C. Harris       94.9 %  1.3 %   3.8 %
Russell A. Kimball, Jr. 94.6 %  1.6 %   3.8 %
Patrick S. Baird        95.0 %  1.3 %   3.7 %
William W. Short, Jr.   94.9 %  1.2 %   3.9 %
Daniel Calabria         94.5 %  1.7 %   3.8 %
Janice B. Case          94.8 %  1.5 %   3.7 %
Leo J. Hill             94.7 %  1.4 %   3.9 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        91.6 %  2.8 %   5.6 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

         FOR   AGAINST ABSTAIN
        92.7 %  2.3 %   5.0 %

Proposal 9

To approve a change to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold:

         FOR   AGAINST ABSTAIN
        92.6 %  2.3 %   5.1 %

                    AEGON/Transamerica Series Fund, Inc. 68

                 [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

Independent Certified Public Accountants:           Custodian:
       PricewaterhouseCoopers LLP         Investors Bank & Trust Company
         400 North Ashley Street               200 Clarendon Street
               Suite 2800                           16th Floor
             Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                  Luther King Capital Management Corporation
                        301 Commerce Street, Suite 1600
                             Fort Worth, TX 76102

                               AEGON/Transamerica
                                Series Fund, Inc.
                         Formerly, WRL Series Fund, Inc.

                                   Van Kampen
                                 Emerging Growth
                               Formerly, WRL VKAM
                                 Emerging Growth





                       Semi-Annual Report | June 30, 2001

                                   August 2001

                                  ACC00001-8/01

VAN KAMPEN EMERGING GROWTH


 ...seeks capital appreciation.


MARKET ENVIRONMENT

The broad stock market did not react well to the slowing economy this period, and growth stocks suffered in particular. Corporate earnings warnings were prevalent and capital spending budgets were slashed. Growth stocks experienced tremendous valuation compression--dramatic drops in stock prices, in other words--as the market discounted the worsening economic and fundamental outlook.

The stock market lacked leadership and discernable trends. Sectors that performed well one month often performed poorly the next. Although the Federal Reserve Board's ("Fed") aggressive interest-rate cuts spurred several short-term rallies, the market was unable to recover by the end of the period.


PERFORMANCE

Against this backdrop, Van Kampen Emerging Growth returned (22.89)% for the six months ended June 30, 2001. By comparison, the Standard and Poor's 500 Composite Stock Index returned (6.70)% and the Russell 1000 Growth Index returned (14.24)%.


STRATEGY REVIEW

Mostly in response to the Fed's interest rate cuts, economically sensitive, or cyclical, stocks posted the strongest performance for the period. Value stocks, which are those stocks with low valuations, also performed strongly. As a result, our style of investing was dramatically out of favor with the market. We seek stocks with rising earnings estimates and rising valuations. In the current economic environment, it was nearly impossible to find companies exhibiting both of these characteristics. Investor skepticism, brought on by a slowing economy, remained high. Investors shunned high-growth stocks, fearing potential downward surprise.

Although the period was one of the most frustrating and disappointing we have experienced, we do not change our investment style to follow what is popular in the short term. We understand that shareholders expect us to follow a stated investment style. Moreover, our stock-selection process is time tested, and we do not consider this relatively short period of weak performance indicative of the portfolio's long-term potential.

Because of the added risk brought on by the recent economic downturn, we have looked to both increase the number of portfolio holdings and increase diversification. As a result, we reduced the portfolio's weighting in technology stocks and increased its weighting in the retail and health care sectors.

Notable performers during the period were eBay Inc., Lowe's Companies, Inc., and Bed Bath & Beyond Inc. These stocks benefited from the resilient consumer's robust spending. Despite the market's negative reaction to the slowing economy, the consumer remained relatively unaffected. NVIDIA Corporation, a manufacturer of graphics processors for personal computers, also contributed positively to the portfolio's return. On the minus side, the portfolio's worst performing stocks were from the technology sector. Significant disappointments included Check Point Software Technologies, Ltd., Siebel Systems, Inc., EMC Corporation, and Comverse Technology, Inc.


OUTLOOK

A sustained recovery in high-growth stocks will probably not occur until investors gain more confidence that companies will once again be able to hit or exceed earnings expectations. The Fed has demonstrated its willingness to stimulate the economy, and the stock market has historically performed well following aggressive interest-rate cuts. We are long-term investors and encourage shareholders to also keep a long-term perspective. We are confident in our investment strategy and believe that being disciplined is the best way to achieve long-term results.


/s/ Gary M. Lewis
--------------------------

GARY M. LEWIS
Van Kampen Emerging Growth
Portfolio Manager


The views expressed in this commentary on Van Kampen Emerging Growth reflect those of the portfolio manager through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                    AEGON/Transamerica Series Fund, Inc.  72

VAN KAMPEN EMERGING GROWTH


Our style of investing was dramatically out of                       [Van Kampen
favor with the market.                                               Investments
                                                                       Logo]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Van Kampen Emerging Growth and the Standard and Poor's 500 Composite Stock Index.

[_] Van Kampen
    Emerging Growth  $46,859

[_] S&P 500          $32,494


Portfolio Average Annual Total Return
As of June 30, 2001
-------------------------------------------------
 1 Year     5 Years    10 Years    From Inception
-------------------------------------------------
(38.99)%    18.53 %       N/A         20.37 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite
Stock Index (S&P) over the same time frame.

                          Portfolio      S&P Index
                          ---------      ---------
     Inception 3/1/93      $10,000        $10,000
     FYE 12/31/93          $12,471        $10,770
     FYE 12/31/94          $11,553        $10,912
     FYE 12/31/95          $16,960        $15,012
     FYE 12/31/96          $20,162        $18,459
     FYE 12/31/97          $24,488        $24,618
     FYE 12/31/98          $33,629        $31,654
     FYE 12/31/99          $68,993        $38,314
     FYE 12/31/00          $60,769        $34,827
     FPE 06/30/01          $46,859        $32,494

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

Five Largest Holdings (% of Net Assets)
eBay Inc.                                     2.39 %
Lowe's Companies, Inc.                        2.04 %
PeopleSoft, Inc.                              1.73 %
Microsoft Corporation                         1.69 %
AOL Time Warner Inc.                          1.67 %

Five Largest Industries (% of Net Assets)
Computer & Data Processing Services          17.92 %
Pharmaceuticals                              12.36 %
Electronic Components & Accessories           5.05 %
Industrial Machinery & Equipment              4.63 %
Commercial Banks                              4.18 %


(graphic matrix)

Equity Matrix

Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.


                    AEGON/Transamerica Series Fund, Inc.  73

--------------------------------------------------------------------------------
   VAN KAMPEN EMERGING GROWTH


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)


                                                 Number of    Market
                                                  Shares      Value
                                                 --------- ------------
        COMMON STOCKS (89.82 %)

           Aerospace (1.57 %)

          Lockheed Martin Corporation...........  270,000  $     10,004
          United Technologies Corporation.......  150,000        10,989

           Air Transportation (0.85 %)

          Southwest Airlines Co.................  615,000        11,371

           Amusement & Recreation Services (0.20 %)

          Harrah's Entertainment, Inc. (a)......   75,000         2,648

           Apparel & Accessory Stores (1.22 %)

          Abercrombie & Fitch Co. - Class A (a).  155,000         6,898
          American Eagle Outfitters, Inc. (a)...  165,000         5,815
          Gap, Inc. (The).......................  125,000         3,625

           Automotive (1.22 %)

          General Motors Corporation............  155,000         9,974
          Harley-Davidson, Inc. (b).............  135,000         6,356

           Business Services (2.61 %)

          eBay Inc. (a).........................  465,000        31,847
          TMP Worldwide Inc. (a) (b)............   50,000         2,956

           Chemicals & Allied Products (0.29 %)

          Sigma-Aldrich Corporation.............  100,000         3,862

           Commercial Banks (4.18 %)

          Bank of America Corporation...........  155,000         9,305
          Concord EFS, Inc. (a).................  370,000        19,243
          Fifth Third Bancorp...................  155,000         9,308
          MBNA Corporation......................  310,000        10,215
          North Fork Bancorporation, Inc........   70,000         2,170
          SouthTrust Corporation................  210,000         5,460

           Communication (1.34 %)

          Comcast Corporation - Class A (a).....  100,000         4,340
          Viacom, Inc. - Class B (a)............  262,000        13,559

           Communications Equipment (0.97 %)

          Comverse Technology, Inc. (a).........  100,000         5,762
          L-3 Communications
           Holdings, Inc. (a)...................   40,000         3,052
          Scientific-Atlanta, Inc...............  100,000         4,060

           Computer & Data Processing Services (17.92 %)

          Adobe Systems Incorporated............  105,000         4,935
          AOL Time Warner Inc. (a)..............  420,000        22,259
          BEA Systems, Inc. (a).................  255,000         7,831
          Brocade Communications................
           Systems, Inc. (a)....................  155,000         6,818
          Check Point Software
           Technologies, Ltd. (a) (b)...........  315,000        15,930

                                                  Number of   Market
                                                   Shares     Value
                                                  --------- ----------
         COMMON STOCKS (continued)

            Computer & Data Processing Services (continued)

           Computer Associates
            International, Inc...................  150,000  $    5,400
           Electronic Arts Inc. (a) (b)..........  260,000      15,054
           Electronic Data Systems Corp..........  210,000      13,125
           First Data Corporation................  210,000      13,493
           Fiserv, Inc. (a)......................   75,000       4,799
           Intuit Inc. (a).......................  150,000       5,999
           Mercury Interactive
            Corporation (a) (b)..................  210,000      12,579
           Microsoft Corporation (a).............  310,000      22,505
           Oracle Corporation (a)................  255,000       4,845
           PeopleSoft, Inc. (a)..................  470,000      23,137
           Peregrine Systems, Inc. (a) (b).......   75,000       2,175
           Sabre Holdings Corporation (a)........  105,000       5,250
           Siebel Systems, Inc. (a)..............  310,000      14,539
           SunGard Data Systems Inc. (a).........  150,000       4,502
           Synopsys, Inc. (a)....................   85,000       4,113
           VeriSign, Inc. (a) (b)................  260,000      15,603
           VERITAS Software Corporation (a)......  210,000      13,971

            Computer & Office Equipment (0.25 %)

           Lexmark International Group, Inc. (a).   50,000       3,363

            Construction (1.14 %)

           Fluor Corporation.....................   75,000       3,386
           Halliburton Company (b)...............  210,000       7,476
           Lennar Corporation....................  105,000       4,379

            Department Stores (1.84 %)

           Federated Department Stores, Inc. (a).  110,000       4,675
           J.C. Penney Company, Inc..............  125,000       3,295
           Kohl's Corporation (a)................  265,000      16,622

            Educational Services (0.25 %)

           Apollo Group, Inc. - Class A (a) (b)..   80,000       3,396

            Electric Services (1.42 %)

           Calpine Corporation (a)...............  310,000      11,718
           Mirant Corporation (a) (b)............  210,000       7,224

            Electric, Gas & Sanitary Services (0.50 %)

           Exelon Corporation....................  105,000       6,733

            Electronic Components & Accessories (5.05 %)

           Advanced Micro Devices, Inc. (a) (b)..  205,000       5,920
           Celestica Inc. (U.S.) (a) (b).........  215,000      11,073
           Intel Corporation.....................  315,000       9,214
           Linear Technology Corporation.........  260,000      11,497
           Microchip Technology
            Incorporated (a).....................   80,800       2,767
           NVIDIA Corporation (a) (b)............  180,000      16,694

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 74

--------------------------------------------------------------------------------
   VAN KAMPEN EMERGING GROWTH


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                   Number of   Market
                                                    Shares     Value
                                                   --------- ----------
        COMMON STOCKS (continued)

           Electronic Components & Accessories (continued)
          QLogic Corporation (a)..................   50,000  $    3,223
          RF Micro Devices, Inc. (a) (b)..........  260,000       6,968

           Environmental Services (0.60 %)
          Waste Management, Inc...................  260,000       8,013

           Furniture & Home Furnishings Stores (1.17 %)
          Bed Bath & Beyond Inc. (a)..............  520,000      15,600

           Gas Production & Distribution (0.30 %)
          Kinder Morgan, Inc. (b).................   80,000       4,020

           Health Services (3.06 %)
          AdvancePCS (a) (b)......................   75,000       4,804
          Express Scripts, Inc. - Class A (a).....  100,000       5,503
          HCA - The Healthcare Company............  260,000      11,749
          Quest Diagnostics Incorporated (a)......   75,000       5,614
          Tenet Healthcare Corporation (a)........  255,000      13,155

           Industrial Machinery & Equipment (4.63 %)
          Applied Materials, Inc. (a).............  260,000      12,766
          Baker Hughes Incorporated...............  420,000      14,070
          Cooper Cameron Corporation (a) (b)......   75,000       4,185
          Novellus Systems, Inc. (a)..............  105,000       5,963
          Tyco International Ltd..................  270,000      14,715
          Weatherford International, Inc. (a) (b).  210,000      10,080

           Instruments & Related Products (0.98 %)
          Cytyc Corporation (a)...................   35,000         807
          KLA - Tencor Corporation (a)............  210,000      12,279

           Insurance (1.92 %)
          Loews Corporation.......................  120,000       7,732
          MGIC Investment Corporation.............   25,000       1,816
          UnitedHealth Group Incorporated.........  260,000      16,055

           Lumber & Other Building Materials (2.04 %)
          Lowe's Companies, Inc...................  375,000      27,205

           Manufacturing Industries (1.03 %)
          International Game Technology (a) (b)...  155,000       9,726
          Mattel, Inc.............................  215,000       4,068

           Medical Instruments & Supplies (2.55 %)
          Baxter International Inc................  420,000      20,579
          Biomet, Incorporated....................  280,000      13,457

           Misc. General Merchandise Stores (0.30 %)
          BJ's Wholesale Club, Inc. (a)(b)........   75,000       3,995

           Oil & Gas Extraction (2.86 %)
          Anadarko Petroleum Corporation (b)......  155,000       8,375
          Apache Corporation......................  155,000       7,866
          BJ Services Company (a).................  430,000      12,203
          Nabors Industries, Inc. (a) (b).........  260,000       9,672

                                           Number of   Market
                                            Shares     Value
                                           --------- -----------
COMMON STOCKS (continued)

   Personal Credit Institutions (0.85 %)
  Household International, Inc............  105,000  $     7,004
  USA Education, Inc. (b).................   60,000        4,380

   Personal Services (1.06 %)
  Cendant Corp. (a) (b)...................  725,000       14,138

   Petroleum Refining (0.43 %)
  Phillips Petroleum Company (b)..........  100,000        5,700

   Pharmaceuticals (12.36 %)
  Allergan, Inc...........................  155,000       13,253
  Cardinal Health, Inc....................  320,000       22,079
  Elan Corporation PLC - ADR (a) (b)......  130,000        7,930
  Forest Laboratories, Inc. (a)...........  230,000       16,330
  Genzyme Corporation - General
   Division (a) (b).......................  360,000       21,959
  Gilead Sciences, Inc. (a)...............  105,000        6,110
  Human Genome Sciences, Inc. (a).........  135,000        8,134
  IDEC Pharmaceuticals
   Corporation (a) (b)....................  215,000       14,553
  IVAX Corporation (a) (b)................  175,000        6,825
  Johnson & Johnson.......................  259,700       12,985
  King Pharmaceuticals, Inc. (a)..........  150,000        8,063
  Medimmune, Inc. (a).....................  155,000        7,316
  Pfizer Inc..............................  125,000        5,006
  Protein Design Labs, Inc. (a) (b).......   85,000        7,375
  Teva Pharmaceutical Industries
   Ltd. - ADR (b).........................  110,000        6,853

   Primary Metal Industries (0.99 %)
  Alcoa Inc...............................  335,000       13,199

   Radio & Television Broadcasting (0.67 %)
  USA Networks, Inc. (a)..................  315,000        8,880

   Radio, Television, & Computer Stores (1.24 %)
  Best Buy Co., Inc. (a)..................  260,000       16,514

   Savings Institutions (2.14 %)
  Astoria Financial Corporation...........   40,400        2,222
  Dime Bancorp, Inc.......................  100,000        3,725
  Golden West Financial Corporation.......  105,000        6,745
  Washington Mutual, Inc..................  422,500       15,865

   Security & Commodity Brokers (0.90 %)
  Lehman Brothers Holdings Inc............  155,000       12,051

   Tobacco Products (0.49 %)
  Philip Morris Companies Inc.............  130,000        6,598

   Transportation Equipment (0.44 %)
  General Dynamics Corporation............   75,000        5,836

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 75

--------------------------------------------------------------------------------
   VAN KAMPEN EMERGING GROWTH


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                   Number of   Market
                                                    Shares     Value
                                                   --------- ----------
          COMMON STOCKS (continued)

             U.S. Government Agencies (1.38 %)

            Fannie Mae..........................    130,000  $   11,070
            Freddie Mac.........................    105,000       7,350

             Variety Stores (1.72 %)

            Costco Wholesale Corporation (a)....    210,000       8,627
            Target Corporation..................    415,000      14,359

             Water Transportation (0.30 %)

            Tidewater Inc.......................    105,000       3,959

             Wholesale Trade Nondurable Goods (0.59 %)

            SYSCO Corporation...................    290,000       7,874
                                                             ----------
            Total Common Stocks
            (cost: $ 1,192,788)...........................    1,198,243
                                                             ----------

                                                  Principal   Market
                                                   Amount     Value
                                                  --------- -----------
         SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (9.92 %)

           Federal Home Loan Bank
            3.94 %, due 07/02/2001............... $ 132,390 $   132,376
                                                            -----------
           Total Short-Term U.S. Government
            Obligations
           (cost: $ 132,376).............................       132,376
                                                            -----------
           Total Investment Securities
           (cost: $ 1,325,164)...........................   $ 1,330,619
                                                            ===========

         SUMMARY:

           Investments, at market value..........   99.74 % $ 1,330,619
           Other assets in excess of liabilities.    0.26 %       3,422
                                                  --------- -----------
           Net assets............................  100.00 % $ 1,334,041
                                                  ========= ===========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1C). The market value at June 30, 2001 of all securities on loan is $
   174,820.

DEFINITIONS
ADR American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 76

--------------------------------------------------------------------------------
   VAN KAMPEN EMERGING GROWTH


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost..................... $ 1,325,164
                                                          ===========
  Investments in securities, at market value............. $ 1,330,619
  Cash...................................................         113
  Cash collateral for securities on loan.................     177,165
  Receivables:
   Securities sold.......................................      33,019
   Interest..............................................          39
   Dividends.............................................         296
   Other.................................................       1,319
                                                          -----------
    Total assets.........................................   1,542,570
                                                          -----------
Liabilities:
  Securities purchased...................................      29,119
  Accounts payable and accrued liabilities:
   Investment advisory fees..............................         888
   Dividends to shareholders.............................           0
   Deposits for securities on loan.......................     177,165
   Other fees............................................       1,357
                                                          -----------
    Total liabilities....................................     208,529
                                                          -----------
      Net assets......................................... $ 1,334,041
                                                          ===========
Net Assets Consists of:
  Capital stock shares authorized........................      75,000
                                                          ===========
  Capital stock ($ .01 par value)........................ $       583
  Additional paid-in capital.............................   1,540,526
  Accumulated undistributed (distributions in excess of)
   net investment income (loss)..........................       3,305
  Accumulated undistributed net realized gain (loss) on
   investment securities.................................    (215,828)
  Net unrealized appreciation (depreciation) on
   investment securities.................................       5,455
                                                          -----------
  Net assets applicable to outstanding shares
   of capital............................................ $ 1,334,041
                                                          ===========
  Shares outstanding.....................................      58,327
                                                          ===========
  Net asset value and offering price per share........... $     22.87
                                                          ===========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

    Investment Income:
      Interest................................................. $    6,461
      Dividends................................................      2,370
      Foreign tax withheld.....................................         (4)
                                                                ----------
        Total investment income................................      8,827
                                                                ----------
    Expenses:
      Investment advisory fees.................................      5,929
      Printing and shareholder reports.........................        282
      Custody fees.............................................        124
      Administrative service fees..............................        104
      Legal fees...............................................         27
      Auditing and accounting fees.............................          8
      Directors fees...........................................         21
      Registration fees........................................          0
      Other fees...............................................         10
                                                                ----------
        Total expenses.........................................      6,505
    Less:
      Fees paid indirectly.....................................          0
                                                                ----------
        Net expenses...........................................      6,505
                                                                ----------
      Net investment income (loss).............................      2,322
                                                                ----------
    Realized and Unrealized Gain (Loss):
      Net realized gain (loss) on investment securities........   (234,645)
      Change in unrealized appreciation (depreciation) on
       investment securities...................................   (184,444)
                                                                ----------
      Net gain (loss) on investment securities.................   (419,089)
                                                                ----------
        Net increase (decrease) in net assets resulting from
         operations............................................ $ (416,767)
                                                                ==========

The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 77

--------------------------------------------------------------------------------
   VAN KAMPEN EMERGING GROWTH


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                              June 30,    December 31,
                                                                                2001          2000
                                                                             -----------  ------------
Operations:
  Net investment income (loss).............................................. $     2,322  $    (6,044)
  Net realized gain (loss) on investment securities.........................    (234,645)     526,295
  Change in unrealized appreciation (depreciation) on investment securities.    (184,444)    (802,158)
                                                                             -----------  -----------
  Net increase (decrease) in net assets resulting from operations...........    (416,767)    (281,907)
                                                                             -----------  -----------
Distribution to Shareholders:
  Net investment income.....................................................           0      (12,923)
  In excess of net investment income........................................           0       (6,044)
  Net realized gains........................................................           0     (533,053)
  In excess of net realized gains...........................................           0            0
                                                                             -----------  -----------
   Total distributions......................................................           0     (552,020)
                                                                             -----------  -----------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares.........................................     332,956    1,383,309
  Dividends and distributions reinvested....................................           0      552,020
  Cost of shares redeemed...................................................    (422,996)  (1,176,579)
                                                                             -----------  -----------
   Increase (decrease) in net assets from capital share transactions........     (90,040)     758,750
                                                                             -----------  -----------
  Net increase (decrease) in net assets.....................................    (506,807)     (75,177)

Net Assets:
  Beginning of period.......................................................   1,840,848    1,916,025
                                                                             -----------  -----------
  End of period............................................................. $ 1,334,041  $ 1,840,848
                                                                             ===========  ===========
  Undistributed (distributions in excess of) net investment income.......... $     3,305  $       983
                                                                             ===========  ===========

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                       June 30,                           December 31,
                                                                      -----------  ------------------------------------
                                                                         2001         2000         1999        1998
                                                                      -----------  -----------  -----------  ---------
Net asset value, beginning of period................................. $     29.66  $     46.01  $     26.92  $   20.37
                                                                      -----------  -----------  -----------  ---------
  Income from operations:
   Net investment income (loss)......................................        0.04        (0.13)       (0.15)     (0.08)
   Net realized and unrealized gain (loss) on investments............       (6.83)       (4.55)       26.83       7.56
                                                                      -----------  -----------  -----------  ---------
    Net income (loss) from operations................................       (6.79)       (4.68)       26.68       7.48
                                                                      -----------  -----------  -----------  ---------
  Distributions:
   Dividends from net investment income..............................        0.00        (0.28)        0.00       0.00
   Dividends in excess of net investment income......................        0.00        (0.13)       (0.21)      0.00
   Distributions from net realized gains on investments..............        0.00       (11.26)       (7.38)     (0.93)
   Distributions in excess of net realized gains on investments......        0.00         0.00         0.00       0.00
                                                                      -----------  -----------  -----------  ---------
    Total distributions..............................................        0.00       (11.67)       (7.59)     (0.93)
                                                                      -----------  -----------  -----------  ---------
Net asset value, end of period....................................... $     22.87  $     29.66  $     46.01  $   26.92
                                                                      ===========  ===========  ===========  =========
Total return.........................................................    (22.89)%     (11.92)%     105.16 %    37.33 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 1,334,041  $ 1,840,848  $ 1,916,025  $ 853,440
   Ratio of expenses to average net assets/(6)/......................      0.88 %       0.85 %       0.87 %     0.89 %
   Ratio of net investment income (loss) to average net assets/(6)/..      0.31 %      (0.26)%      (0.44)%    (0.36)%
   Portfolio turnover rate...........................................     81.69 %     120.78 %     117.72 %    99.50 %


                                                                        1997       1996
                                                                      ---------  ---------
Net asset value, beginning of period................................. $   18.46  $   16.25
                                                                      ---------  ---------
  Income from operations:
   Net investment income (loss)......................................     (0.05)     (0.04)
   Net realized and unrealized gain (loss) on investments............      4.03       3.10
                                                                      ---------  ---------
    Net income (loss) from operations................................      3.98       3.06
                                                                      ---------  ---------
  Distributions:
   Dividends from net investment income..............................      0.00       0.00
   Dividends in excess of net investment income......................      0.00       0.00
   Distributions from net realized gains on investments..............     (2.07)     (0.85)
   Distributions in excess of net realized gains on investments......      0.00       0.00
                                                                      ---------  ---------
    Total distributions..............................................     (2.07)     (0.85)
                                                                      ---------  ---------
Net asset value, end of period....................................... $   20.37  $   18.46
                                                                      =========  =========
Total return.........................................................   21.45 %    18.88 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 592,003  $ 431,454
   Ratio of expenses to average net assets/(6)/......................    0.93 %     0.94 %
   Ratio of net investment income (loss) to average net assets/(6)/..   (0.27)%    (0.24)%
   Portfolio turnover rate...........................................   99.78 %    80.02 %

The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 78

--------------------------------------------------------------------------------
   VAN KAMPEN EMERGING GROWTH


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT
       ACCOUNTING POLICIES

Van Kampen Emerging Growth, (the "portfolio", formerly known as WRL VKAM Emerging Growth) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $ 161 is included in interest income.

D. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

E. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the Fund's shareholders for federal income tax purposes.

F. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.



                    AEGON/Transamerica Series Fund, Inc. 79

--------------------------------------------------------------------------------
   VAN KAMPEN EMERGING GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the respective portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent a portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.80 %        1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Van Kampen Asset Management Inc. ("Van Kampen") to provide investment services to the portfolio and compensates Van Kampen as described in the Fund's Statement of Additional Information.

Van Kampen may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Van Kampen. The Fund has been informed that brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Van Kampen during the period ended June 30, 2001, in the amount of $ 17.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 27. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $  1,026,558
  U.S. Government................................   31,484,833

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............    1,093,584
  U.S. Government................................   31,545,098

                    AEGON/Transamerica Series Fund, Inc. 80

--------------------------------------------------------------------------------
   VAN KAMPEN EMERGING GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                     June 30, December 31,
                                       2001       2000
-                                    -------- ------------
  Shares issued.....................  12,921     27,426
  Shares issued - reinvestment of
   dividends and distributions......       0     16,991
  Shares redeemed................... (16,666)   (23,992)
                                     -------    -------
  Net increase (decrease) in shares
   outstanding......................  (3,745)    20,425
                                     =======    =======

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 1,334,438
                                           ===========
Unrealized appreciation................... $    82,530
Unrealized (depreciation).................     (86,349)
                                           -----------
Net unrealized appreciation (depreciation) $    (3,819)
                                           ===========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the period ended June 30, 2001 and the years ended December 31, 2000 and 1999, ratio of expenses to average net assets equals total expenses less the advisory fee waiver (see
Note 2A). For the years prior to 1999, ratio of expenses to average net assets equals total expenses less the advisory fee waiver and fees paid indirectly.

                    AEGON/Transamerica Series Fund, Inc. 81

--------------------------------------------------------------------------------
   VAN KAMPEN EMERGING GROWTH


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        91.7 %  3.1 %   5.2 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          93.6 %  2.1 %   4.3 %
Peter R. Brown          93.3 %  2.2 %   4.5 %
Charles C. Harris       93.4 %  2.1 %   4.5 %
Russell A. Kimball, Jr. 93.1 %  2.4 %   4.5 %
Patrick S. Baird        93.4 %  2.1 %   4.5 %
William W. Short, Jr.   93.3 %  2.2 %   4.5 %
Daniel Calabria         93.1 %  2.3 %   4.6 %
Janice B. Case          93.5 %  2.0 %   4.5 %
Leo J. Hill             93.2 %  2.2 %   4.6 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        90.2 %  3.6 %   6.2 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

         FOR   AGAINST ABSTAIN
        91.6 %  2.9 %   5.5 %

Proposal 7

To approve the elimination of the fundamental investment restriction prohibiting investments that would cause industry concentration:

         FOR   AGAINST ABSTAIN
        91.0 %  3.3 %   5.7 %

                    AEGON/Transamerica Series Fund, Inc. 82

                 [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                       Van Kampen Asset Management Inc.
                              One Parkview Plaza
                          Oakbrook Terrace, IL 60181

                               AEGON/Transamerica
                                Series Fund, Inc.
                         Formerly, WRL Series Fund, Inc.


                             Alger Aggressive Growth
                      Formerly, WRL Alger Aggressive Growth









                       Semi-Annual Report | June 30, 2001


                                   August 2001
                                  ACC00001-8/01

ALGER AGGRESSIVE GROWTH

 ...seeks long-term capital appreciation.

MARKET ENVIRONMENT

After ending the 2000 calendar year on a sour note, January 2001 brought some positive news for equity markets, not the least of which an emergency interest rate cut by the Federal Reserve Board ("Fed"). Shortly thereafter, President Bush's new administration began to press for a $1.6 trillion tax cut, also aimed at the slowing economy. Finally, the Fed proceeded to cut interest rates by an additional 50 basis points on January 31st after its regular meeting. Most stocks acted positively to these events and moved upwards during January, with the NASDAQ Composite Index ("NASDAQ") leading the rally.

Unfortunately, the remainder of the first quarter proved to be a disaster for equity markets. Throughout February and March, an ongoing series of earnings disappointments and weak economic reports created renewed pessimism amongst investors, causing share prices to collapse to new lows. While technology stocks and growth stocks led the market downward, the eventual breakdown of non-technology stocks and value stocks provided evidence of a full-fledged market capitulation. The first quarter concluded with some investors in a panic, and other investors anticipating a rapidly approaching market bottom.

On April 4th, the NASDAQ bottomed at 1,620, and then proceeded to bounce strongly off this low over the following two weeks. Equity indexes finished the month strongly, with the NASDAQ closing at 2,116, an increase of more than 30 % from its low. But the market failed to maintain its positive direction during May as persistent profit warnings and weak economic data created continued apprehensiveness on the part of many investors. Equity markets continued to tread water during June, drifting mostly lower but staying well above their previous lows. The first half concluded with no significant upward momentum for either the economy or the stock market.

PERFORMANCE

For the six months ended June 30, 2001, Alger Aggressive Growth returned (11.35)%. By comparison, the Standard and Poor's 500 Composite Stock Index returned (6.70)% while the Russell 3000 Growth Index returned (13.25)%.

STRATEGY REVIEW

On the whole, our growth stock philosophy was a detriment over a period of time in which value strongly outperformed growth. The portfolio suffered primarily from poor performing computer and office equipment stocks, such as EMC Corporation and Cisco Systems Inc. The poor performance of computer and office equipment holdings offset strong security selection in the consumer discretionary sector.

Regardless of market conditions, we persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. We will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

OUTLOOK

Right now, there is some evidence that the economy is starting to improve. Consumer spending remains adequate, if not robust, and housing is strong. Nevertheless, it is true that corporate profits are being tremendously squeezed. History tells us, however, that the market is always considerably higher twelve months after the Fed begins a series of rate cuts. It should be remembered that the rate cuts began on January 3rd and therefore we still have six months to go. The economy is said to begin to rebound six to nine months after the Fed begins cutting rates. Consequently, we should begin to see the earliest signs of this right about now. Investors should not be discouraged that there has been no activity yet. We are very positive about the stock market and continue to believe that the Dow will hit an all-time high before year-end and that the NASDAQ will recover considerably from its current level, with 3,000 a possibility.

/s/ David D. Alger
------------------
DAVID D. ALGER

President
Fred Alger Management, Inc.

The views expressed in this commentary on Alger Aggressive Growth reflect those of the portfolio manager through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                     AEGON/Transamerica Series Fund, Inc. 86

ALGER AGGRESSIVE GROWTH

Our growth stock philosophy was a detriment over a period of time in which value strongly outperformed growth.
                                                         [ALGER LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Alger Aggressive Growth and the Standard and Poor's 500 Composite Stock Index.


[_] Alger Aggressive
    Growth                 $ 28,611

[_] S&P 500                $ 29,994

Portfolio Average Annual Total Return
As of June 30, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years       10 Years        From Inception
--------------------------------------------------------------------------------
 (34.30)%        14.70 %          N/A              15.42 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard's and Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                                  Portfolio       S&P Index
                 Inception 3/1/94                  $10,000            $10,000
                 Period Ended 12/31/94              $9,874            $10,072
                 FYE 12/31/95                      $13,628            $13,857
                 FYE 12/31/96                      $15,052            $17,039
                 FYE 12/31/97                      $18,702            $22,724
                 FYE 12/31/98                      $27,807            $29,218
                 FYE 13/31/99                      $46,999            $35,366
                 FYE 12/31/00                      $32,274            $32,148
                 FPE 06/30/01                      $28,611            $29,994


* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
Citigroup Inc.                                      4.98 %
American International Group, Inc.                  4.13 %
eBay Inc.                                           3.86 %
Home Depot, Inc. (The)                              3.61 %
Wal-Mart Stores, Inc.                               3.35 %

Five Largest Industries (% of Net Assets)
Pharmaceuticals                                    16.72 %
Computer & Data Processing Services                 8.65 %
Security & Commodity Brokers                        7.04 %
Commercial Banks                                    6.83 %
Variety Stores                                      5.66 %

[GRAPHIC MATRIX]

Equity Matrix

Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.



This material must be preceded or accompanied by the Fund's current prospectus.


                     AEGON/Transamerica Series Fund, Inc. 87

--------------------------------------------------------------------------------
   ALGER AGGRESSIVE GROWTH


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                         Number of  Market
                                          Shares    Value
                                         --------- --------
COMMON STOCKS (94.69 %)

   Aerospace (1.37 %)

  United Technologies Corporation.......   143,700 $ 10,527

   Apparel & Accessory Stores (1.87 %)

  Gap, Inc. (The).......................   496,800   14,407

   Business Services (4.40 %)

  Clear Channel
   Communications, Inc. (a).............        23        1
  eBay Inc. (a) (b).....................   434,100   29,732
  Omnicom Group, Inc....................    48,000    4,128

   Commercial Banks (6.83 %)

  Bank of New York Company, Inc. (The)..   296,800   14,246
  Citigroup Inc.........................   725,716   38,347

   Communication (2.25 %)

  Comcast Corporation - Class A (a).....   398,750   17,306

   Communications Equipment (3.93 %)

  Nokia Oyj - ADR (b)...................   973,550   21,457
  Openwave Systems, Inc. (a)............   253,100    8,783

   Computer & Data Processing Services (8.65 %)

  Amdocs Limited (a) (b)................   193,200   10,404
  AOL Time Warner Inc. (a)..............   379,950   20,137
  Intuit Inc. (a).......................   349,050   13,959
  Microsoft Corporation (a).............   305,500   22,179

   Computer & Office Equipment (5.43 %)

  Cisco Systems, Inc. (a)...............   736,400   13,402
  EMC Corporation (a)...................   408,200   11,858
  Sun Microsystems, Inc. (a)............ 1,051,900   16,536

   Electric Services (1.46 %)

  Calpine Corporation (a)...............   161,100    6,090
  Duke Energy Corporation...............   131,200    5,118

   Electronic & Other Electric Equipment (1.93 %)

  General Electric Company..............   304,000   14,820

   Food Stores (2.82 %)

  Safeway Inc. (a)......................   451,500   21,672

   Health Services (0.69 %)

  Tenet Healthcare Corporation (a)......   103,350    5,332

   Industrial Machinery & Equipment (2.16 %)

  Tyco International Ltd................   305,200   16,633

                                      Number of  Market
                                       Shares    Value
                                      --------- --------
COMMON STOCKS (continued)

   Instruments & Related Products (0.34 %)

  Waters Corporation (a).............   93,700  $  2,587

   Insurance (4.13 %)

  American International Group, Inc..  369,730    31,797

   Insurance Agents, Brokers & Service (3.15 %)

  Marsh & McLennan Companies, Inc....  240,350    24,275

   Lumber & Other Building Materials (3.61 %)

  Home Depot, Inc. (The).............  596,850    27,783

   Medical Instruments & Supplies (2.86 %)

  Baxter International Inc...........  376,400    18,444
  Medtronic, Inc.....................   78,000     3,589

   Oil & Gas Extraction (0.86 %)

  Transocean Sedco Forex Inc.........  159,900     6,596

   Pharmaceuticals (16.72 %)

  Abbott Laboratories................  274,200    13,164
  American Home Products Corporation.  317,400    18,549
  AmeriSource Health Corporation -
   Class A (a) (b)...................  224,550    12,418
  Amgen Inc. (a).....................  276,250    16,763
  Cardinal Health, Inc...............  201,775    13,922
  Enzon, Inc. (a) (b)................   79,150     4,947
  Genzyme Corporation -
   General Division (a) (b)..........   84,000     5,124
  IDEC Pharmaceuticals
   Corporation (a) (b)...............   56,400     3,818
  King Pharmaceuticals, Inc. (a).....   62,100     3,338
  Lilly (Eli) and Company............  249,000    18,426
  Pfizer Inc.........................  457,400    18,319

   Radio, Television, & Computer Stores (1.31 %)

  Best Buy Co., Inc. (a) (b).........  158,350    10,058

   Restaurants (0.70 %)

  Brinker International, Inc. (a)....  209,600     5,418

   Retail Trade (0.42 %)

  Toys "R" Us, Inc. (a)..............  129,500     3,205

   Security & Commodity Brokers (7.04 %)

  Merrill Lynch & Co., Inc...........  310,000    18,368
  Morgan Stanley Dean Witter & Co....  376,500    24,183
  Schwab (Charles) Corporation (The).  402,500     6,158
  Stilwell Financial, Inc............  164,900     5,534

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 88

--------------------------------------------------------------------------------
   ALGER AGGRESSIVE GROWTH


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                  Number of  Market
                                                   Shares    Value
                                                  --------- ---------
           COMMON STOCKS (continued)

              Tobacco Products (2.19 %)

             Philip Morris Companies Inc.........  331,900  $  16,844

              Transportation Equipment (1.91 %)

             General Dynamics Corporation........  188,550     14,671

              Variety Stores (5.66 %)

             Target Corporation..................  512,850     17,745
             Wal-Mart Stores, Inc................              25,815
                                                   529,000  ---------
            Total Common Stocks                              728,932
            (cost: $ 747,423)............................. ---------

                                                 Principal  Market
                                                  Amount    Value
                                                 --------- ---------

           SHORT-TERM OBLIGATIONS (6.01 %)
             Investors Bank & Trust Company (c)
              3.08 %, Repurchase Agreement
              dated 06/29/2001 to be
              repurchased at $ 46,271 on
              07/02/2001........................ $  46,259 $  46,259
                                                           ---------
             Total Short-Term Obligations
             (cost: $ 46,259)...........................     46,259
                                                          ---------
             Total Investment Securities
             (cost: $ 793,682)..........................  $ 775,191
                                                          =========

          SUMMARY:
            Investments, at market value.......... 100.70 % $ 775,191
            Liabilities in excess of other assets.  (0.70)%    (5,422)
                                                   --------  ---------
            Net assets............................ 100.00 % $ 769,769
                                                   ======== =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1C). The market value at June 30, 2001 of all securities on loan is $
   31,880.
(c)At June 30, 2001, the collateral for the repurchase agreements are as follows:

                                                       Market Value
                        Collateral                 and Accrued Interest
                        ----------                 --------------------
           $ 33,800 Freddie Mac Floating Rate
            Note - Series 2178 - Class FA
            4.28 %, due 05/12/2029................       $ 21,939
           $ 42,000 Fannie Mae - Series 1999-29 -
            Class MA
            6.00 %, due 06/25/2029................       $ 26,636

DEFINITIONS
ADR  American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 89

--------------------------------------------------------------------------------
   ALGER AGGRESSIVE GROWTH


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost..................... $  793,682
                                                          ==========
  Investments in securities, at market value............. $  775,191
  Cash...................................................         28
  Cash collateral for securities on loan.................     33,292
  Receivables:
   Securities sold.......................................        235
   Interest..............................................         15
   Dividends.............................................        221
   Other.................................................        345
                                                          ----------
    Total assets.........................................    809,327
                                                          ----------
Liabilities:
  Securities purchased...................................      5,343
  Accounts payable and accrued liabilities:
   Investment advisory fees..............................        518
   Dividends to shareholders.............................          0
   Deposits for securities on loan.......................     33,292
   Other fees............................................        405
                                                          ----------
    Total liabilities....................................     39,558
                                                          ----------
      Net assets......................................... $  769,769
                                                          ==========
Net Assets Consists of:
  Capital stock shares authorized........................     75,000
                                                          ==========
  Capital stock ($ .01 par value)........................ $      444
  Additional paid-in capital.............................    905,001
  Accumulated undistributed (distributions in excess of)
   net investment income (loss)..........................        219
  Accumulated undistributed net realized gain (loss) on
   investment securities.................................   (117,404)
  Net unrealized appreciation (depreciation) on
   investment securities.................................    (18,491)
                                                          ----------
  Net assets applicable to outstanding shares of capital. $  769,769
                                                          ==========
  Shares outstanding.....................................     44,394
                                                          ==========
  Net asset value and offering price per share........... $    17.34
                                                          ==========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

Investment Income:
  Interest................................................. $    1,698
  Dividends................................................      2,177
  Foreign tax withheld.....................................        (31)
                                                            ----------
    Total investment income................................      3,844
                                                            ----------
Expenses:
  Investment advisory fees.................................      3,194
  Printing and shareholder reports.........................        227
  Custody fees.............................................         62
  Administrative service fees..............................         87
  Legal fees...............................................         23
  Auditing and accounting fees.............................          6
  Directors fees...........................................         17
  Registration fees........................................          0
  Other fees...............................................          9
                                                            ----------
    Total expenses.........................................      3,625
Less:
  Fees paid indirectly.....................................          0
                                                            ----------
    Net expenses...........................................      3,625
                                                            ----------
  Net investment income (loss).............................        219
                                                            ----------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on investment securities........   (102,435)
  Change in unrealized appreciation (depreciation) on
   investment securities...................................     (2,604)
                                                            ----------
  Net gain (loss) on investment securities.................   (105,039)
                                                            ----------
    Net increase (decrease) in net assets resulting from
     operations............................................ $ (104,820)
                                                            ==========

The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 90

--------------------------------------------------------------------------------
   ALGER AGGRESSIVE GROWTH


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                              June 30,   December 31,
                                                                                2001         2000
                                                                             ----------  ------------
Operations:
  Net investment income (loss).............................................. $      219  $    (3,583)
  Net realized gain (loss) on investment securities.........................   (102,435)     108,555
  Change in unrealized appreciation (depreciation) on investment securities.     (2,604)    (520,535)
                                                                             ----------  -----------
  Net increase (decrease) in net assets resulting from operations...........   (104,820)    (415,563)
                                                                             ----------  -----------
Distribution to Shareholders:
  Net investment income.....................................................          0      (12,774)
  In excess of net investment income........................................          0       (3,843)
  Net realized gains........................................................          0     (114,000)
  In excess of net realized gains...........................................          0      (14,709)
                                                                             ----------  -----------
   Total distributions......................................................          0     (145,326)
                                                                             ----------  -----------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares.........................................     49,656      300,431
  Dividends and distributions reinvested....................................          0      145,326
  Cost of shares redeemed...................................................    (82,763)     (94,683)
                                                                             ----------  -----------
   Increase (decrease) in net assets from capital share transactions........    (33,107)     351,074
                                                                             ----------  -----------
  Net increase (decrease) in net assets.....................................   (137,927)    (209,815)
Net Assets:
  Beginning of period.......................................................    907,696    1,117,511
                                                                             ----------  -----------
  End of period............................................................. $  769,769  $   907,696
                                                                             ==========  ===========
  Undistributed (distributions in excess of) net investment income.......... $      219  $         0
                                                                             ==========  ===========

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,                         December 31,
                                                                      ---------  ---------------------------------------------
                                                                        2001       2000        1999        1998       1997
                                                                      ---------  ---------  -----------  ---------  ---------
Net asset value, beginning of period................................. $   19.56  $   33.28  $     22.44  $   16.04  $   14.18
                                                                      ---------  ---------  -----------  ---------  ---------
  Income from operations:
   Net investment income (loss)......................................      0.00      (0.09)       (0.15)     (0.04)     (0.01)
   Net realized and unrealized gain (loss) on investments............     (2.22)    (10.03)       14.95       7.68       3.44
                                                                      ---------  ---------  -----------  ---------  ---------
    Net income (loss) from operations................................     (2.22)    (10.12)       14.80       7.64       3.43
                                                                      ---------  ---------  -----------  ---------  ---------
  Distributions:
   Dividends from net investment income..............................      0.00      (0.32)       (0.16)      0.00       0.00
   Dividends in excess of net investment income......................      0.00      (0.10)       (1.38)     (0.05)     (0.42)
   Distributions from net realized gains on investments..............      0.00      (2.82)       (2.42)     (1.19)     (1.15)
   Distributions in excess of net realized gains on investments......      0.00      (0.36)        0.00       0.00       0.00
                                                                      ---------  ---------  -----------  ---------  ---------
    Total distributions..............................................      0.00      (3.60)       (3.96)     (1.24)     (1.57)
                                                                      ---------  ---------  -----------  ---------  ---------
Net asset value, end of period....................................... $   17.34  $   19.56  $     33.28  $   22.44  $   16.04
                                                                      =========  =========  ===========  =========  =========
Total return.........................................................  (11.35)%   (31.33)%      69.02 %    48.69 %    24.25 %

Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 769,769  $ 907,696  $ 1,117,511  $ 574,164  $ 336,166
   Ratio of expenses to average net assets/(6)/......................    0.91 %     0.86 %       0.89 %     0.91 %     0.96 %
   Ratio of net investment income (loss) to average net assets/(6)/..    0.05 %    (0.31)%      (0.56)%    (0.21)%    (0.06)%
   Portfolio turnover rate...........................................   40.48 %   122.70 %     101.71 %   117.44 %   136.18 %


                                                                        1996
                                                                      ---------
Net asset value, beginning of period................................. $   13.25
                                                                      ---------
  Income from operations:
   Net investment income (loss)......................................     (0.01)
   Net realized and unrealized gain (loss) on investments............      1.38
                                                                      ---------
    Net income (loss) from operations................................      1.37
                                                                      ---------
  Distributions:
   Dividends from net investment income..............................      0.00
   Dividends in excess of net investment income......................     (0.19)
   Distributions from net realized gains on investments..............     (0.25)
   Distributions in excess of net realized gains on investments......      0.00
                                                                      ---------
    Total distributions..............................................     (0.44)
                                                                      ---------
Net asset value, end of period....................................... $   14.18
                                                                      =========
Total return.........................................................   10.45 %

Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 220,552
   Ratio of expenses to average net assets/(6)/......................    0.98 %
   Ratio of net investment income (loss) to average net assets/(6)/..   (0.10)%
   Portfolio turnover rate...........................................  101.28 %

The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 91

--------------------------------------------------------------------------------
   ALGER AGGRESSIVE GROWTH


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Alger Aggressive Growth, (the "portfolio", formerly known as WRL Alger Aggressive Growth) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $ 39 is included in interest income.

D. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

E. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

F. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

G. Repurchase Agreements

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

                    AEGON/Transamerica Series Fund, Inc. 92

--------------------------------------------------------------------------------
   ALGER AGGRESSIVE GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.80 %       1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Fred Alger Management, Inc. ("Alger") to provide investment services to the portfolio and compensates Alger as described in the Fund's Statement of Additional Information.

Alger may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Alger. The Fund has been informed that brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Alger during the period ended June 30, 2001, in the amount of $ 547.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 22. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 315,284
  U.S. Government................................         0

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............   301,268
  U.S. Government................................         0

                    AEGON/Transamerica Series Fund, Inc. 93

--------------------------------------------------------------------------------
   ALGER AGGRESSIVE GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
                                  -------- ------------
Shares issued....................   2,752      9,465
Shares issued - reinvestment of
 dividends and distributions.....       0      6,678
Shares redeemed..................  (4,776)    (3,309)
                                   ------     ------
Net increase (decrease) in shares
 outstanding.....................  (2,024)    12,834
                                   ======     ======

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2000, in the amount of $ 3,536 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2001.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 799,743
                                           =========
Unrealized appreciation................... $  58,937
Unrealized (depreciation).................   (83,489)
                                           ---------
Net unrealized appreciation (depreciation) $ (24,552)
                                           =========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the period ended June 30, 2001 and the years ended December 31, 2000 and 1999, ratio of expenses to average net assets equals total expenses less the advisory fee waiver (see
Note 2A). For the years prior to 1999, ratio of expenses to average net assets equals total expenses less the advisory fee waiver and fees paid indirectly.

                    AEGON/Transamerica Series Fund, Inc. 94

--------------------------------------------------------------------------------
   ALGER AGGRESSIVE GROWTH


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:
Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        91.1 %  3.0 %   5.9 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          92.8 %  2.3 %   4.9 %
Peter R. Brown          92.5 %  2.3 %   5.2 %
Charles C. Harris       92.4 %  2.4 %   5.2 %
Russell A. Kimball, Jr. 92.2 %  2.5 %   5.3 %
Patrick S. Baird        92.7 %  2.2 %   5.1 %
William W. Short, Jr.   92.5 %  2.3 %   5.2 %
Daniel Calabria         92.5 %  2.3 %   5.2 %
Janice B. Case          92.7 %  2.1 %   5.2 %
Leo J. Hill             92.5 %  2.3 %   5.2 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        89.1 %  3.9 %   7.0 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

         FOR   AGAINST ABSTAIN
        91.3 %  2.9 %   5.8 %

Proposal 7

To approve the elimination of the fundamental investment restriction prohibiting investments that would cause industry concentration:

         FOR   AGAINST ABSTAIN
        90.3 %  3.8 %   5.9 %

                    AEGON/Transamerica Series Fund, Inc. 95

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

Independent Certified Public Accountants:           Custodian:
       PricewaterhouseCoopers LLP         Investors Bank & Trust Company
         400 North Ashley Street               200 Clarendon Street
               Suite 2800                           16th Floor
             Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                          Fred Alger Management, Inc.
                       1 World Trade Center, Suite 9333
                              New York, NY 10048

                               AEGON/Transamerica
                                Series Fund, Inc.
                         Formerly, WRL Series Fund, Inc.


                                 AEGON Balanced
                           Formerly, WRL AEGON Balanced



                       Semi-Annual Report | June 30, 2001



                                   August 2001
                                  ACC00001-8/01

AEGON BALANCED

 ...seeks preservation of capital, reduced volatility, and superior long-term risk-adjusted returns.

MARKET ENVIRONMENT

At this juncture, the momentum-led markets of 1995 through 1999 are a distant memory. High quality firms with large capitalizations like General Electric Company and Sun Microsystems, Inc. are no longer in favor, with attention having shifted to smaller capitalization old economy stocks. Although the returns in the value style have faired better than the Standard and Poor's 500 Composite Stock Index ("S&P 500") on the whole, we have not escaped the damage accorded these holdings as noted above.

PERFORMANCE

For the six months ended June 30, 2001, AEGON Balanced returned (1.83)%. Across the same period, the S&P 500 returned (6.70)% while the Lehman Brothers Intermediate U.S. Government/Credit Index returned 4.08 %.

STRATEGY REVIEW

The second quarter was marked by a recovery in the equity markets during April and May followed by weakness in June. This coupled with a weak first quarter has left AEGON Balanced with negative results year to date. During the second quarter the stronger performing sectors included capital goods, consumer cyclicals, and financials with Tyco International Ltd. ("Tyco"), General Motors Corporation ("General Motors"), and Citigroup Inc. ("Citigroup") providing attractive returns. Tyco was up 26 %, General Motors was up 24 % and Citigroup was up 17 % in the second quarter alone. On the other side of the ledger, stocks performing poorly were from the energy and pharmaceutical sectors and included Merck & Co., Inc. ("Merck") and Apache Corporation ("Apache"). Merck issued an earnings warning and was down 16 %. Apache was down approximately 12 % as the price of crude oil and natural gas fell sharply in June.

OUTLOOK

Right now, the portfolio is balanced to offer a measure of downside protection while at the same time it's poised to participate in the coming advance. We are confident that the markets will respond to the interest rate cuts by the Federal Reserve Board and the fiscal stimulus of the upcoming tax cuts. At this time the strong capital spending boom that propelled the economy in the mid-to-late 90s is effectively stalled with only isolated pockets of activity. With lower short-term interest rates we believe it is only a matter of time before business investment will respond favorably.

Short-term interest rates are now at or very near the necessary simulative levels. And given the expected delay in economic response to lower rates is now nearing an end we anticipate that businesses will start to show renewed vitality later this year and definitely early in 2002. In the mean time our more defensive holdings such as The Kroger Co., as well as early cycle holdings such as General Motors and Carnival Corporation provide the relative protection we need.

/s/ Michael Van Meter
---------------------
MICHAEL VAN METER
AEGON Balanced
Portfolio Manager

The views expressed in this commentary on AEGON Balanced reflect those of the portfolio manager through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                     AEGON/Transamerica Series Fund, Inc. 98

AEGON BALANCED

The portfolio is balanced to offer a measure of downside protection while at the same time it's poised to participate in the coming advance.
                                                                  [AEGON LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.

AEGON Balanced, the Standard and Poor's 500 Composite Stock Index and the Lehman Brothers Intermediate U.S. Government/Credit Index.


[_] AEGON Balanced          $ 16,758

[_] S&P 500                 $ 29,994

[_] L B Inter. Gov't/Credit $ 15,892

Portfolio Average Annual Total Return
As of June 30, 2001

---------------------------------------------------------
  1 Year       5 Years      10 Years     From Inception
---------------------------------------------------------
  4.37 %       7.50 %          N/A           7.30 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard's and Poor's 500 Composite Stock Index (S&P) and the Lehman Brothers Intermediate U.S. Government/Credit Index (LB) over the same time frame.

                               Portfolio          S&P Index         LB Index
Inception 3/1/94                $10,000            $10,000          $10,000
Period Ended 12/31/94            $9,427            $10,072           $9,840
FYE 12/31/95                    $11,293            $13,857          $11,348
FYE 12/31/96                    $12,504            $17,039          $11,808
FYE 12/31/97                    $14,642            $22,724          $12,737
FYE 12/31/98                    $15,657            $29,218          $13,812
FYE 13/31/99                    $16,130            $35,366          $13,866
FYE 12/31/00                    $17,070            $32,148          $15,269
FPE 06/30/01                    $16,758            $29,994          $15,892


* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

Five Largest Holdings (% of Net Assets)
Tyco International Ltd.                             4.11 %
Morgan Chase & Co. (J.P.)                           4.10 %
Fannie Mae                                          4.07 %
Verizon Communications, Inc.                        3.27 %
Kroger Co. (The)                                    3.17 %

Five Largest Industries (% of Net Assets)
U.S. Government Agencies                           15.77 %
Commercial Banks                                    8.75 %
Telecommunications                                  8.53 %
Industrial Machinery & Equipment                    7.93 %
Pharmaceuticals                                     6.32 %


[GRAPHIC MATRIX]


Equity Matrix
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

[GRAPHIC MATRIX]

Fixed Income Matrix
Long Term: Average duration of more than 6 years.

High Quality: Average credit rating equal to or greater than AA.



This material must be preceded or accompanied by the Fund's current prospectus.



                     AEGON/Transamerica Series Fund, Inc. 99

--------------------------------------------------------------------------------
   AEGON BALANCED


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                Principal   Market
                                                 Amount     Value
                                                 --------- --------
              U.S. GOVERNMENT AGENCY OBLIGATIONS (11.70 %)

                Fannie Mae
                 5.25 %, due 04/12/2004........  $ 1,000    $ 1,001
                Fannie Mae
                 6.00 %, due 03/26/2008........    1,000        990
                Fannie Mae
                 6.19 %, due 07/07/2008........    1,000      1,003
                Fannie Mae
                 7.25 %, due 01/15/2010........    2,000      2,148
                Fannie Mae
                 7.23 %, due 11/17/2014........    1,000      1,021
                Federal Home Loan Bank
                 6.50 %, due 11/15/2004........    1,000      1,039
                Federal Home Loan Bank
                 7.25 %, due 02/15/2007........      950      1,020
                Federal Home Loan Bank
                 7.01 %, due 02/09/2016........    1,000        986
                Freddie Mac
                 6.00 %, due 02/05/2008........    1,420      1,420
                Freddie Mac
                 8.00 %, due 02/25/2010........    2,000      2,092
                                                           --------
               Total U.S. Government Agency
                Obligations
               (cost: $ 12,435)..........................   12,720
                                                           --------

              CORPORATE DEBT SECURITIES (13.81 %)

                 Automotive (0.96 %)

                General Motors Corporation
                 7.70 %, due 04/15/2016........    1,000      1,046

                 Commercial Banks (0.97 %)

                Huntington National Bank
                 8.00 %, due 04/01/2010........    1,000      1,060

                 Food & Kindred Products (0.95 %)

                Sara Lee Corporation
                 6.95 %, due 10/09/2006........    1,000      1,033

                 Gas Production & Distribution (0.95 %)

                Duke Capital Corporation
                 7.50 %, due 10/01/2009........    1,000      1,038

                 Industrial Machinery & Equipment (0.96 %)

                Caterpillar, Inc.
                 7.25 %, due 09/15/2009........    1,000      1,049

                 Personal Credit Institutions (1.87 %)

                Ford Motor Credit Company
                 7.88 %, due 06/15/2010........    1,000      1,043
                Household Finance Corporation
                 6.75 %, due 05/15/2011........    1,000        986

                                                   Principal  Market
                                                    Amount    Value
                                                    --------  -------
            CORPORATE DEBT SECURITIES (continued)

               Pharmaceuticals (0.92 %)

              American Home Products
               6.70 %, due 03/15/2011...........  $  1,000    $ 1,000

               Security & Commodity Brokers (0.97 %)

              Lehman Brothers Holdings Inc.
               7.88 %, due 08/15/2010...........     1,000      1,054

               Telecommunications (5.26 %)

              BellSouth Capital Funding
               Corporation (b)
               7.75 %, due 02/15/2010...........     1,500      1,607
              GTE Florida, Incorporated
               6.25 %, due 11/15/2005...........     1,000      1,005
              Southern New England
               Telecommunications Corporation
               7.00 %, due 08/15/2005...........     1,000      1,034
              Vodafone Group PLC
               7.75 %, due 02/15/2010...........     1,000      1,051
              WorldCom, Inc. - 144A (c)
               7.38 %, due 01/15/2006...........     1,000      1,009
                                                              -------
             Total Corporate Debt Securities
             (cost: $ 14,610)...............................  15,015
                                                              -------

                                                   Number of  Market
                                                    Shares    Value
                                                    --------  -------
            COMMON STOCKS (65.37 %)

               Automotive (2.28 %)

              General Motors Corporation........    38,500    $ 2,477

               Commercial Banks (7.78 %)

              Citigroup Inc.....................    31,200      1,649
              Morgan Chase & Co. (J.P.).........    99,900      4,455
              Wells Fargo & Company.............    51,000      2,368

               Communications Equipment (3.07 %)

              Nokia Oyj - ADR (b)...............    85,000      1,873
              QUALCOMM Incorporated (a).........    25,000      1,462

               Computer & Data Processing Services (2.76 %)

              SunGard Data Systems Inc. (a).....   100,000      3,001

               Computer & Office Equipment (0.88 %)

              Sun Microsystems, Inc. (a)........    61,000        959

               Electronic & Other Electric Equipment (1.52 %)

              General Electric Company...........   34,000      1,658

               Food & Kindred Products (2.57 %)

              ConAgra Foods, Inc. (b)............  141,000      2,793

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 100

--------------------------------------------------------------------------------
   AEGON BALANCED


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                  Number of Market
                                                   Shares   Value
                                                  -------   -------
            COMMON STOCKS (continued)

               Food Stores (3.17 %)

              Kroger Co. (The) (a)...............  138,000  $ 3,450

               Industrial Machinery & Equipment (6.97 %)

              Applied Materials, Inc. (a)........   63,500    3,118
              Tyco International Ltd.............   82,000    4,468

               Insurance (1.50 %)

              American International Group, Inc..   19,000    1,634

               Oil & Gas Extraction (3.51 %)

              Apache Corporation.................   34,000    1,726
              Occidental Petroleum Corporation...   78,500    2,087

               Personal Credit Institutions (2.67 %)

              Household International, Inc.......   43,500    2,901

               Petroleum Refining (3.58 %)

              BP Amoco PLC - ADR.................   28,000    1,396
              USX-Marathon Group.................   84,500    2,494

               Pharmaceuticals (5.40 %)

              Abbott Laboratories................   53,000    2,545
              Merck & Co., Inc...................   52,000    3,323

               Primary Metal Industries (2.50 %)

              Alcoa Inc..........................   69,000    2,719

               Savings Institutions (2.69 %)

              Washington Mutual, Inc.............   78,000    2,929

               Telecommunications (3.27 %)

              Verizon Communications, Inc........   66,500    3,558

                                                   Number of  Market
                                                    Shares    Value
                                                   --------  ---------
          COMMON STOCKS (continued)

             U.S. Government Agencies (4.07 %)

            Fannie Mae (b)........................   52,000  $   4,428

             Variety Stores (2.20 %)

            Wal-Mart Stores, Inc..................   49,000      2,391

             Water Transportation (2.98 %)

            Carnival Corporation..................  105,500      3,239
                                                             ---------
           Total Common Stocks
           (cost: $ 58,801)................................     71,101
                                                             ---------
           Total Investment Securities
           (cost: $ 85,846)................................  $  98,836
                                                             =========

          SUMMARY:

            Investments, at market value..........  90.88 %  $  98,836
            Other assets in excess of liabilities.   9.12 %      9,913
                                                   --------  ---------
            Net assets............................ 100.00 %  $ 108,749
                                                   ========  =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1C). The market value at June 30, 2001 of all securities on loan is $ 5,204.
(c)Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

DEFINITIONS
ADR American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 101

--------------------------------------------------------------------------------
   AEGON BALANCED


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost..................... $  85,846
                                                          =========
  Investments in securities, at market value............. $  98,836
  Cash...................................................     5,096
  Cash collateral for securities on loan.................     5,250
  Receivables:
   Securities sold.......................................     4,240
   Interest..............................................       605
   Dividends.............................................        51
   Other.................................................        44
                                                          ---------
    Total assets.........................................   114,122
                                                          ---------
Liabilities:
  Securities purchased...................................         0
  Accounts payable and accrued liabilities:
   Investment advisory fees..............................        73
   Dividends to shareholders.............................         0
   Deposits for securities on loan.......................     5,250
   Other fees............................................        50
                                                          ---------
    Total liabilities....................................     5,373
                                                          ---------
      Net assets......................................... $ 108,749
                                                          =========
Net Assets Consists of:
  Capital stock shares authorized........................    50,000
                                                          =========
  Capital stock ($ .01 par value)........................ $      84
  Additional paid-in capital.............................    95,535
  Accumulated undistributed (distributions in excess of)
   net investment income (loss)..........................     1,568
  Accumulated undistributed net realized gain (loss) on
   investment securities.................................    (1,428)
  Net unrealized appreciation (depreciation) on
   investment securities.................................    12,990
                                                          ---------
  Net assets applicable to outstanding shares of capital. $ 108,749
                                                          =========
  Shares outstanding.....................................     8,426
                                                          =========
  Net asset value and offering price per share........... $   12.91
                                                          =========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

Investment Income:
  Interest................................................. $  1,062
  Dividends................................................      529
  Foreign tax withheld.....................................       (5)
                                                            --------
    Total investment income................................    1,586
                                                            --------
Expenses:
  Investment advisory fees.................................      436
  Printing and shareholder reports.........................       21
  Custody fees.............................................       12
  Administrative service fees..............................        9
  Legal fees...............................................        2
  Auditing and accounting fees.............................        5
  Directors fees...........................................        2
  Registration fees........................................        0
  Other fees...............................................        1
                                                            --------
    Total expenses.........................................      488
Less:
  Fees paid indirectly.....................................        0
                                                            --------
    Net expenses...........................................      488
                                                            --------
  Net investment income (loss).............................    1,098
                                                            --------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on investment securities........    8,281
  Change in unrealized appreciation (depreciation) on
   investment securities...................................  (11,525)
                                                            --------
  Net gain (loss) on investment securities.................   (3,244)
                                                            --------
    Net increase (decrease) in net assets resulting from
     operations............................................ $ (2,146)
                                                            ========

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  102

--------------------------------------------------------------------------------
   AEGON BALANCED


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                             June 30,   December 31,
                                                                               2001         2000
                                                                             ---------  ------------
Operations:
  Net investment income (loss).............................................. $   1,098   $   1,970
  Net realized gain (loss) on investment securities.........................     8,281      (3,529)
  Change in unrealized appreciation (depreciation) on investment securities.   (11,525)      7,335
                                                                             ---------   ---------
  Net increase (decrease) in net assets resulting from operations...........    (2,146)      5,776
                                                                             ---------   ---------
Distribution to Shareholders:
  Net investment income.....................................................         0      (2,072)
  In excess of net investment income........................................         0           0
  Net realized gains........................................................         0           0
  In excess of net realized gains...........................................         0           0
                                                                             ---------   ---------
   Total distributions......................................................         0      (2,072)
                                                                             ---------   ---------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares.........................................     7,620      15,866
  Dividends and distributions reinvested....................................         0       2,072
  Cost of shares redeemed...................................................    (8,098)    (18,742)
                                                                             ---------   ---------
   Increase (decrease) in net assets from capital share transactions........      (478)       (804)
                                                                             ---------   ---------
  Net increase (decrease) in net assets.....................................    (2,624)      2,900

Net Assets:
  Beginning of period.......................................................   111,373     108,473
                                                                             ---------   ---------
  End of period............................................................. $ 108,749   $ 111,373
                                                                             =========   =========
  Undistributed (distributions in excess of) net investment income.......... $   1,568   $     470
                                                                             =========   =========

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,                      December 31,
                                                                      ---------  -----------------------------------------
                                                                        2001       2000       1999       1998      1997
                                                                      ---------  ---------  ---------  --------  --------
Net asset value, beginning of period................................. $   13.15  $   12.66  $   12.54  $  12.01  $  11.39
                                                                      ---------  ---------  ---------  --------  --------
  Income from operations:
   Net investment income (loss)......................................      0.13       0.24       0.26      0.35      0.38
   Net realized and unrealized gain (loss) on investments............     (0.37)      0.50       0.12      0.47      1.56
                                                                      ---------  ---------  ---------  --------  --------
    Net income (loss) from operations................................     (0.24)      0.74       0.38      0.82      1.94
                                                                      ---------  ---------  ---------  --------  --------
  Distributions:
   Dividends from net investment income..............................      0.00      (0.25)     (0.26)    (0.28)    (0.36)
   Dividends in excess of net investment income......................      0.00       0.00       0.00      0.00     (0.30)
   Distributions from net realized gains on investments..............      0.00       0.00       0.00      0.00     (0.66)
   Distributions in excess of net realized gains on investments......      0.00       0.00       0.00     (0.01)     0.00
                                                                      ---------  ---------  ---------  --------  --------
    Total distributions..............................................      0.00      (0.25)     (0.26)    (0.29)    (1.32)
                                                                      ---------  ---------  ---------  --------  --------
Net asset value, end of period....................................... $   12.91  $   13.15  $   12.66  $  12.54  $  12.01
                                                                      =========  =========  =========  ========  ========
Total return.........................................................   (1.83)%     5.83 %     3.03 %    6.93 %   17.10 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 108,749  $ 111,373  $ 108,473  $ 95,000  $ 73,451
   Ratio of expenses to average net assets/(6)/......................    0.89 %     0.88 %     0.89 %    0.91 %    0.94 %
   Ratio of net investment income (loss) to average net assets/(6)/..    2.02 %     1.85 %     2.06 %    2.89 %    3.13 %
   Portfolio turnover rate...........................................   26.91 %    54.67 %    74.88 %   83.94 %   77.06 %


                                                                        1996
                                                                      --------
Net asset value, beginning of period................................. $  10.63
                                                                      --------
  Income from operations:
   Net investment income (loss)......................................     0.34
   Net realized and unrealized gain (loss) on investments............     0.80
                                                                      --------
    Net income (loss) from operations................................     1.14
                                                                      --------
  Distributions:
   Dividends from net investment income..............................    (0.28)
   Dividends in excess of net investment income......................     0.00
   Distributions from net realized gains on investments..............    (0.10)
   Distributions in excess of net realized gains on investments......     0.00
                                                                      --------
    Total distributions..............................................    (0.38)
                                                                      --------
Net asset value, end of period....................................... $  11.39
                                                                      ========
Total return.........................................................  10.72 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 49,331
   Ratio of expenses to average net assets/(6)/......................   0.97 %
   Ratio of net investment income (loss) to average net assets/(6)/..   3.14 %
   Portfolio turnover rate...........................................  76.90 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 103

--------------------------------------------------------------------------------
   AEGON BALANCED


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON Balanced, (the "portfolio", formerly known as WRL AEGON Balanced) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to use the interest method of amortization to amortize premium and discount on all fixed-income securities. Upon initial adoption, the portfolio was required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had the interest method of amortization been in effect from the purchase date of each holding. The cumulative effect of this change had no impact on total net assets of the portfolio, and had a immaterial impact to the cost of securities and net unrealized gains and losses, based on securities held by the portfolio on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $ 1, and increase net unrealized gains and losses by $ 1.

C. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $ 6 is included in interest income.

D. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

E. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.


                   AEGON/Transamerica Series Fund, Inc. 104

--------------------------------------------------------------------------------
   AEGON BALANCED


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--(continued)

F. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total Fund expenses.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.80 %        1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with AEGON USA Investment Management, Inc. ("AEGON Management") to provide investment services to the portfolio and compensates AEGON Management as described in the Fund's Statement of Additional Information. AEGON Management is a indirect wholly owned subsidiary of AEGON NV.

AEGON Management may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or AEGON Management. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or AEGON Management during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 2. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

                   AEGON/Transamerica Series Fund, Inc. 105

--------------------------------------------------------------------------------
   AEGON BALANCED


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 21,618
  U.S. Government................................    6,431

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............   29,992
  U.S. Government................................    4,152

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
-                                 -------- ------------
Shares issued....................    590       1,229
Shares issued - reinvestment of
 dividends and distributions.....      0         156
Shares redeemed..................   (631)     (1,486)
                                    ----      ------
Net increase (decrease) in shares
 outstanding.....................    (41)       (101)
                                    ====      ======

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The net capital loss carryforward noted below as of December 31, 2000 is available to offset future realized capital gains through the periods listed.

                       Net Capital Loss
                         Carryforward   Available through
                       ---------------- -----------------
                          $  2,432      December 31, 2006
                             1,394      December 31, 2007
                             5,883      December 31, 2008
                           --------
                           $ 9,709
                           ========

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 85,846
                                           ========
Unrealized appreciation................... $ 15,693
Unrealized (depreciation).................   (2,703)
                                           --------
Net unrealized appreciation (depreciation) $ 12,990
                                           ========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

As required, effective January 1, 2001, the portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. This change had no impact on net investment income per share and net realized and unrealized gains and losses per share for the six months ended June 30, 2001. Ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the period ended June 30, 2001 and the years ended December 31, 2000 and 1999, ratio of expenses to average net assets equals total expenses less the advisory fee waiver (see
Note 2A). For the years prior to 1999, ratio of expenses to average net assets equals total expenses less the advisory fee waiver and fees paid indirectly.

                   AEGON/Transamerica Series Fund, Inc. 106

--------------------------------------------------------------------------------
   AEGON BALANCED


   SUPPLEMENTARY INFORMATION

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        93.4 %  2.2 %   4.4 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                             FOR   AGAINST ABSTAIN
John R. Kenney              94.4 %  1.3 %   4.3 %
Peter R. Brown              94.3 %  1.4 %   4.3 %
Charles C. Harris           94.1 %  1.5 %   4.4 %
Russell A. Kimball, Jr.     94.0 %  1.5 %   4.5 %
Patrick S. Baird            94.3 %  1.4 %   4.3 %
William W. Short, Jr.       94.4 %  1.3 %   4.3 %
Daniel Calabria             94.1 %  1.5 %   4.4 %
Janice B. Case              94.1 %  1.4 %   4.5 %
Leo J. Hill                 94.2 %  1.4 %   4.4 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        91.6 %  3.2 %   5.2 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

         FOR   AGAINST ABSTAIN
        93.0 %  2.2 %   4.8 %

Proposal 9

To approve a change to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold:

         FOR   AGAINST ABSTAIN
        92.2 %  2.7 %   5.1 %

                   AEGON/Transamerica Series Fund, Inc. 107

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                     AEGON USA Investment Management, Inc.
                           4333 Edgewood Road, N.E.
                            Cedar Rapids, IA 52499

                                                       AEGON/Transamerica
                                                        Series Fund, Inc.
                                                 Formerly, WRL Series Fund, Inc.


                                                    Federated Growth & Income
                                                     Formerly, WRL Federated
                                                         Growth & Income






                                              Semi-Annual Report | June 30, 2001


August 2001
ACC00001-8/01

FEDERATED GROWTH & INCOME

 ...seeks total return.


MARKET ENVIRONMENT

After a promising start to the new year, major market indices made an abrupt U-turn in February amid a series of profit tremors centered in the large-cap technology sector. By mid-March, the tech-laden NASDAQ Composite Index had fallen to its lowest level in 27 months, fully 57 % below its March 2000 peak. Meanwhile, the Standard and Poor's 500 Composite Stock Index ("S&P 500") also plunged into "official" bear market territory for the first time in nearly 11 years. Behind the curtain, however, a wide swath of stocks were slowly gaining ground, indicating that overall business conditions may be better than the somber portrait painted on the evening news.

In the current environment of uncertainty and pessimism, it is important that investors step back and see the big picture. In our view, the dominant image on the investment canvas is the tidal wave of liquidity that the Federal Reserve Board is sending into the U.S. economy. Since the 1960s, stocks have eventually rallied in the wake of every significant easing in monetary policy. In fact, equities typically have been the top-performing asset class during periods of falling interest rates. Accordingly, the only question is when--not if--easing monetary policy begins to bolster stocks.


PERFORMANCE

For the six months ended June 30, 2001, Federated Growth & Income returned
11.39 %, handily outperforming the Russell MidCap Value Index, which returned
3.26 %, and the S&P 500, which returned (6.70)%.


STRATEGY REVIEW

We continue to strive to "buy low and sell high" while remaining highly flexible and opportunistic. Among the many transactions in the period, we generally sold stocks that had appreciated sharply and were no longer undervalued, or those that had deteriorating business fundamentals. Our purchases generally had lagged the market or became oversold, were out of favor among investors, and were quite undervalued. Real Estate Investment Trusts remain our largest sector investment, as their steady earnings and dividend growth, stable cash flows, and high dividend yields compare favorably to the stock market as a whole.

Cash reserves have been approximately 15 % of assets. This enables us to seize opportunities that arise, often on short notice. The cash reserves also cushion the portfolio amid challenging market conditions that seem to have perplexed many market participants. Our conservative, opportunistic approach has worked well in this market environment, and this strategy remains intact.


OUTLOOK

We expect that earnings visibility will gradually improve as rising monetary aggregates lift most corporate boats, perhaps later this year or early in 2002. At that point, investor conviction and confidence should return, thus marking the beginning of a new cyclical bull market. While we recognize that economic fundamentals could get worse before they get better, we are closely monitoring the outlook for corporate profits in anticipation of significantly raising our allocation to domestic equities from our current neutral-defensive posture.


/s/ Steven J. Lehman                             /s/ J. Thomas Madden
--------------------                             --------------------
STEVEN J. LEHMAN                                 J. THOMAS MADDEN

                            Federated Growth & Income
                               Portfolio Managers


The views expressed in this commentary on Federated Growth & Income reflect those of the portfolio managers through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  110

FEDERATED GROWTH & INCOME

                                                                [FEDERATED LOGO]

We generally sold stocks that had appreciated sharply and were no longer undervalued.


Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Federated Growth & Income and the Russell Midcap Value Index.


Portfolio Average Annual Total Return               [_] Federated
As of June 30, 2001                                     Growth & Income  $23,560
------------------------------------------------
1 Year     5 Years    10 Years    From Inception    [_] Russell
------------------------------------------------        Midcap Value     $27,271
34.65 %    13.54 %       N/A          12.40 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell Midcap Value Index over the same time frame.

                                              Russell
                              Portfolio     Midcap Value
                              ---------     ------------
    Inception 3/1/94           $10,000        $10,000
    Period Ended 12/31/94       $9,542         $9,682
    FYE 12/31/95               $11,952        $13,064
    FYE 12/31/96               $13,343        $15,711
    FYE 12/31/97               $16,631        $21,111
    FYE 12/31/98               $17,139        $22,184
    FYE 12/31/99               $16,376        $22,160
    FYE 12/31/00               $21,151        $26,410
    FPE 06/30/01               $23,560        $27,271


* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

Five Largest Holdings (% of Net Assets)
Equity Office Properties Trust                1.99 %
Cabot Industrial Trust                        1.95 %
Suiza Capital Trust II                        1.84 %
AMB Property Corporation                      1.80 %
Camden Property Trust                         1.77 %

Five Largest Industries (% of Net Assets)
Holding & Other Investment Offices           19.22 %
Oil & Gas Extraction                          8.21 %
Electric Services                             6.42 %
Food & Kindred Products                       6.15 %
Electric, Gas & Sanitary Services             5.43 %

(matrix graphic)

Equity Matrix
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.


                   AEGON/Transamerica Series Fund, Inc.  111

--------------------------------------------------------------------------------
   FEDERATED GROWTH & INCOME


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                              Number of  Market
                                               Shares    Value
                                              ------    ---------
              CONVERTIBLE PREFERRED STOCKS (19.57 %)

                 Business Credit Institutions (1.19 %)

                Heller Financial, Inc. (a)...  84,000   $   2,428

                 Chemicals & Allied Products (0.76 %)

                Hercules Trust II (c)........   3,800       1,549

                 Electric, Gas & Sanitary Services (3.01 %)

                CMS Energy Trust II (a)......  81,900       2,809
                NiSource Inc.................  68,000       3,345

                 Food & Kindred Products (1.84 %)

                Suiza Capital Trust II (a)...  91,900       3,756

                 Instruments & Related Products (2.15 %)

                Northrop Grumman Corporation.  24,800       2,604
                Raytheon Company.............  36,100       1,773

                 Oil & Gas Extraction (4.96 %)

                Apache Corporation...........  55,100       2,414
                Kerr-McGee Corporation.......  62,400       3,039
                Newfield Financial Trust I...  58,400       3,124
                Pogo Trust I.................  28,000       1,568

                 Paper & Paper Products (0.91 %)

                Amcor Limited - PRIDES.......  44,000       1,848

                 Petroleum Refining (1.06 %)

                VEC Trust I..................  71,200       2,161

                 Primary Metal Industries (0.80 %)

                Texas Industries, Inc........  49,000       1,622

                 Railroads (0.73 %)

                Union Pacific Capital Trust..  31,300       1,483

                 Stone, Clay & Glass Products (0.94 %)

                Newell Financial Trust I.....  51,800       1,910

                 Wholesale Trade Durable Goods (1.22 %)

                Owens & Minor, Inc...........  50,000       2,481
                                                        ---------
               Total Convertible Preferred Stocks
               (cost: $ 39,418).......................    39,914
                                                        ---------

              PREFERRED STOCKS (1.13 %)

                 Primary Metal Industries (1.13 %)

                Inco Ltd.....................  51,700       2,306
                                                        ---------
                Total Preferred Stocks
                (cost: $ 2,319)......................      2,306
                                                        ---------

                                                  Number of  Market
                                                   Shares    Value
                                                  -------   ---------
           COMMON STOCKS (66.24 %)

              Aerospace (0.67 %)

             Goodrich (B.F.) Company (The).......   36,000  $   1,367

              Agriculture (1.16 %)

             Dole Food Company, Inc..............  123,900      2,360

              Apparel Products (1.21 %)

             Kellwood Company....................  106,900      2,469

              Beverages (2.01 %)

             Cadbury Schweppes, PLC - ADR (a)....   89,500      2,434
             Coors (Adolph) Company..............   33,000      1,656

              Chemicals & Allied Products (1.90 %)

             Akzo Nobel NV - ADR (a).............   48,600      2,069
             Olin Corporation....................  106,000      1,801

              Commercial Banks (1.20 %)

             Australia and New Zealand Banking
              Group Limited - ADR................   57,500      2,447

              Electric Services (6.42 %)

             FirstEnergy Corp....................   60,800      1,955
             FPL Group, Inc......................   36,500      2,198
             OGE Energy Corp.....................  132,400      2,994
             Potomac Electric Power Company......  105,500      2,207
             Progress Energy, Inc................   50,700      2,277
             TXU Corp. (a).......................   30,100      1,451

              Electric, Gas & Sanitary Services (2.42 %)

             SCANA Corporation...................   76,500      2,173
             UGI Corporation.....................   47,700      1,288
             Wisconsin Energy Corporation........   61,800      1,469

              Electronic & Other Electric Equipment (0.49 %)

             Hubbell Incorporated - Class B......   34,700      1,006

              Electronic Components & Accessories (0.43 %)

             Allegheny Technologies Incorporated.   48,800        883

              Food & Kindred Products (4.31 %)

             Archer Daniels Midland Co...........  178,200      2,317
             ConAgra Foods, Inc. (a).............  111,000      2,199
             Lancaster Colony Corporation........   44,500      1,468
             Sensient Technologies Corporation...  137,100      2,813

              Gas Production & Distribution (3.64 %)

             Keyspan Corporation.................   45,000      1,642
             Nicor Inc...........................   61,600      2,401
             TransCanada Pipelines Limited (a)...  148,800      1,835
             Westcoast Energy Inc................   66,000      1,554

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 112

--------------------------------------------------------------------------------
   FEDERATED GROWTH & INCOME


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                  Number of  Market
                                                   Shares    Value
                                                  -------   ---------
          COMMON STOCKS (continued)

             Holding & Other Investment Offices (19.22 %)

            AMB Property Corporation.............  142,600  $   3,673
            Apartment Investment &
             Management Co. - Class A............   30,000      1,446
            Archstone Communities Trust (a)......  104,900      2,704
            Avalonbay Communities, Inc...........   39,600      1,851
            BRE Properties, Inc. - Class A.......   77,000      2,333
            Camden Property Trust................   98,400      3,611
            Equity Office Properties Trust (a)...  128,500      4,063
            Federal Realty Investment Trust......   93,200      1,933
            First Industrial Realty Trust, Inc...   57,000      1,832
            Healthcare Realty Trust Incorporated.   87,300      2,296
            HRPT Properties Trust................  215,100      2,093
            Mack-Cali Realty Corporation.........  101,600      2,894
            Post Properties, Inc.................   61,000      2,309
            Prentiss Properties Trust............   71,100      1,870
            Summit Properties Inc................   89,000      2,388
            Vornado Realty Trust.................   48,600      1,897

             Insurance (0.92 %)

            Allmerica Financial Corporation......   32,600      1,875

             Life Insurance (1.52 %)

            American National
             Insurance Company...................   25,100      1,876
            AmerUs Group Co......................   34,800      1,234

             Metal Mining (1.38 %)

            Anglogold Ltd. - ADR (a).............   37,900        679
            Normandy Mining Limited - ADR........  351,500      2,142

             Oil & Gas Extraction (3.25 %)

            Alberta Energy Company Limited (a)...   49,300      2,033
            Kerr-McGee Corporation (a)...........   26,600      1,763
            Occidental Petroleum Corporation.....   45,300      1,205
            Vintage Petroleum, Inc...............   86,800      1,623

             Paper & Allied Products (2.37 %)

            Jefferson Smurfit Group PLC..........  121,400      2,331
            Sappi Limited - ADR..................  148,500      1,329
            Westvaco Corporation.................   48,400      1,176

             Petroleum & Petroleum Products (0.94 %)

            Enron Corp. - Exchangeable Notes.....   59,600      1,910

             Petroleum Refining (1.52 %)

            Chevron Corporation..................   20,400      1,846
            USX-Marathon Group...................   42,500      1,254

             Primary Metal Industries (1.10 %)

            WMC Limited - ADR (a)................  116,500      2,243

             Printing & Publishing (0.57 %)

            Banta Corporation....................   40,000      1,172

                                                Number of  Market
                                                 Shares    Value
                                                -------   ---------
            COMMON STOCKS (continued)

               Real Estate (2.94 %)

              Arden Realty, Inc................   75,900  $   2,027
              Cabot Industrial Trust...........  189,500      3,979

               Rubber & Misc. Plastic Products (0.63 %)

              Tupperware Corporation...........   55,000      1,289

               Water Transportation (2.62 %)

              Alexander & Baldwin, Inc.........   77,900      2,006
              Overseas Shipholding Group, Inc..   50,000      1,527
              Teekay Shipping Corporation......   45,300      1,813

               Wholesale Trade Nondurable Goods (1.40 %)

              SUPERVALU INC....................  162,800      2,857
                                                          ---------
             Total Common Stocks
             (cost: $ 125,007)..........................    135,115
                                                          ---------

                                                  Principal  Market
                                                   Amount    Value
                                                  --------- ---------

         SHORT-TERM OBLIGATIONS (17.14 %)
           Investors Bank & Trust Company (b)
            3.08 %, Repurchase Agreement
            dated 06/29/2001 to be
            repurchased at $ 34,972 on
            07/02/2001........................... $  34,963 $  34,963
                                                            ---------
          Total Short-Term Obligations
          (cost: $ 34,963)................................     34,963
                                                            ---------
          Total Investment Securities
          (cost: $ 201,707)...............................  $ 212,298
                                                            =========

         SUMMARY:

           Investments, at market value..........  104.08 % $ 212,298
           Liabilities in excess of other assets.   (4.08)%    (8,326)
                                                  --------- ---------
           Net assets............................  100.00 % $ 203,972
                                                  ========= =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)At June 30, 2001, all or a portion of this security is on loan (see Note
   1C). The market value at June 30, 2001 of all securities on loan is $
   17,829.
(b)At June 30, 2001, the collateral for the repurchase agreements are as follows:

                                                         Market Value and
                         Collateral                      Accrued Interest
                         ----------                      ----------------
         $ 14,444 Freddie Mac - Series 2177 - Class CA
          6.00 %, due 01/15/2018........................     $ 13,202
         $ 40,500 Fannie Mae - Series 1998-50 -
          Class AM 6.50 %, due 09/25/2028...............     $ 23,509

(c)Security valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

DEFINITIONS

ADR    American Depositary Receipt
PRIDES Preferred Redeemable Increased Dividend Securities

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 113

--------------------------------------------------------------------------------
   FEDERATED GROWTH & INCOME


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost..................... $ 201,707
                                                          =========
  Investments in securities, at market value............. $ 212,298
  Cash...................................................        50
  Cash collateral for securities on loan.................    18,242
  Receivables:
   Securities sold.......................................       651
   Interest..............................................        10
   Dividends.............................................       709
   Dividend reclaims receivable..........................        10
   Other.................................................       118
                                                          ---------
    Total assets.........................................   232,088
                                                          ---------
Liabilities:
  Securities purchased...................................     9,627
  Accounts payable and accrued liabilities:
   Investment advisory fees..............................       123
   Dividends to shareholders.............................         0
   Deposits for securities on loan.......................    18,242
   Other fees............................................       124
                                                          ---------
    Total liabilities....................................    28,116
                                                          ---------
      Net assets......................................... $ 203,972
                                                          =========
Net Assets Consists of:
  Capital stock shares authorized........................    50,000
                                                          =========
  Capital stock ($ .01 par value)........................ $     136
  Additional paid-in capital.............................   172,611
  Accumulated undistributed (distributions in excess of)
   net investment income (loss)..........................     6,999
  Accumulated undistributed net realized gain (loss) on
   investment securities.................................    13,635
  Net unrealized appreciation (depreciation) on
   investment securities.................................    10,591
                                                          ---------
  Net assets applicable to outstanding shares of capital. $ 203,972
                                                          =========
  Shares outstanding.....................................    13,631
                                                          =========
  Net asset value and offering price per share........... $   14.96
                                                          =========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

Investment Income:
  Interest................................................. $    574
  Dividends................................................    3,291
  Foreign tax withheld.....................................      (16)
                                                            --------
    Total investment income................................    3,849
                                                            --------
Expenses:
  Investment advisory fees.................................      601
  Printing and shareholder reports.........................       24
  Custody fees.............................................       17
  Administrative service fees..............................       11
  Legal fees...............................................        3
  Auditing and accounting fees.............................        5
  Directors fees...........................................        2
  Registration fees........................................        0
  Other fees...............................................        1
                                                            --------
    Total expenses.........................................      664
Less:
  Fees paid indirectly.....................................        0
                                                            --------
    Net expenses...........................................      664
                                                            --------
  Net investment income (loss).............................    3,185
                                                            --------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on investment securities........   13,542
  Change in unrealized appreciation (depreciation) on
   investment securities...................................      925
                                                            --------
  Net gain (loss) on investment securities.................   14,467
                                                            --------
    Net increase (decrease) in net assets resulting from
     operations............................................ $ 17,652
                                                            ========

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 114

--------------------------------------------------------------------------------
   FEDERATED GROWTH & INCOME


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                             June 30,   December 31,
                                                                               2001         2000
                                                                             ---------  ------------
Operations:
  Net investment income (loss).............................................. $   3,185   $   3,758
  Net realized gain (loss) on investment securities.........................    13,542       3,821
  Change in unrealized appreciation (depreciation) on investment securities.       925      16,229
                                                                             ---------   ---------
  Net increase (decrease) in net assets resulting from operations...........    17,652      23,808
                                                                             ---------   ---------
Distribution to Shareholders:
  Net investment income.....................................................         0      (5,170)
  In excess of net investment income........................................         0           0
  Net realized gains........................................................         0         (38)
  In excess of net realized gains...........................................         0           0
                                                                             ---------   ---------
   Total distributions......................................................         0      (5,208)
                                                                             ---------   ---------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares.........................................    82,587      57,013
  Dividends and distributions reinvested....................................         0       5,208
  Cost of shares redeemed...................................................   (19,153)    (34,215)
                                                                             ---------   ---------
   Increase (decrease) in net assets from capital share transactions........    63,434      28,006
                                                                             ---------   ---------
  Net increase (decrease) in net assets.....................................    81,086      46,606

Net Assets:
  Beginning of period.......................................................   122,886      76,280
                                                                             ---------   ---------
  End of period............................................................. $ 203,972   $ 122,886
                                                                             =========   =========
  Undistributed (distributions in excess of) net investment income.......... $   6,999   $   3,814
                                                                             =========   =========

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,                      December 31,
                                                                      --------- ------------------------------------------
                                                                        2001      2000       1999       1998      1997
                                                                      --------- ---------  ---------  --------  ---------
Net asset value, beginning of period................................. $   13.43 $   10.91  $   12.28  $  12.56  $   11.76
                                                                      --------- ---------  ---------  --------  ---------
  Income from operations:
   Net investment income (loss)......................................      0.28      0.51       0.48      0.53       0.49
   Net realized and unrealized gain (loss) on investments............      1.25      2.65      (1.00)    (0.16)      2.35
                                                                      --------- ---------  ---------  --------  ---------
    Net income (loss) from operations................................      1.53      3.16      (0.52)     0.37       2.84
                                                                      --------- ---------  ---------  --------  ---------
  Distributions:
   Dividends from net investment income..............................      0.00     (0.63)     (0.73)    (0.55)     (0.43)
   Dividends in excess of net investment income......................      0.00      0.00      (0.02)     0.00      (0.59)
   Distributions from net realized gains on investments..............      0.00     (0.01)     (0.10)    (0.10)     (1.02)
   Distributions in excess of net realized gains on investments......      0.00      0.00       0.00      0.00       0.00
                                                                      --------- ---------  ---------  --------  ---------
    Total distributions..............................................      0.00     (0.64)     (0.85)    (0.65)     (2.04)
                                                                      --------- ---------  ---------  --------  ---------
Net asset value, end of period....................................... $   14.96 $   13.43  $   10.91  $  12.28  $   12.56
                                                                      ========= =========  =========  ========  =========
Total return.........................................................   11.39 %   29.16 %    (4.45)%    3.05 %    24.65 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 203,972 $ 122,886  $  76,280  $ 87,616  $  60,492
   Ratio of expenses to average net assets/(6)/......................    0.83 %    0.86 %     0.89 %    0.90 %     0.96 %
   Ratio of net investment income (loss) to average net assets/(6)/..    3.98 %    4.31 %     4.01 %    4.35 %     3.84 %
   Portfolio turnover rate...........................................   63.54 %  147.18 %   117.14 %   97.17 %   155.77 %


                                                                        1996
                                                                      --------
Net asset value, beginning of period................................. $  11.12
                                                                      --------
  Income from operations:
   Net investment income (loss)......................................     0.42
   Net realized and unrealized gain (loss) on investments............     0.87
                                                                      --------
    Net income (loss) from operations................................     1.29
                                                                      --------
  Distributions:
   Dividends from net investment income..............................    (0.33)
   Dividends in excess of net investment income......................     0.00
   Distributions from net realized gains on investments..............    (0.32)
   Distributions in excess of net realized gains on investments......     0.00
                                                                      --------
    Total distributions..............................................    (0.65)
                                                                      --------
Net asset value, end of period....................................... $  11.76
                                                                      ========
Total return.........................................................  11.64 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 38,115
   Ratio of expenses to average net assets/(6)/......................   1.00 %
   Ratio of net investment income (loss) to average net assets/(6)/..   3.73 %
   Portfolio turnover rate...........................................  68.53 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 115

--------------------------------------------------------------------------------
   FEDERATED GROWTH & INCOME


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Federated Growth & Income, (the "portfolio", formerly known as WRL Federated Growth & Income) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $ 10 is included in interest income.

D. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

E. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the portfolio's shareholders for federal income tax purposes.

F. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

G. Repurchase Agreements

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which

                   AEGON/Transamerica Series Fund, Inc. 116

--------------------------------------------------------------------------------
   FEDERATED GROWTH & INCOME


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--(continued)

at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the
Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.75 %       1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Federated Investment Counseling ("Federated") to provide investment services to the portfolio and compensates Federated as described in the Fund's Statement of Additional Information.

Federated may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Federated. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Federated during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 3. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

                   AEGON/Transamerica Series Fund, Inc. 117

--------------------------------------------------------------------------------
   FEDERATED GROWTH & INCOME


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 149,790
  U.S. Government................................         0

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............    86,911
  U.S. Government................................         0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
-                                 -------- ------------
Shares issued....................   5,831      4,668
Shares issued - reinvestment of
 dividends and distributions.....       0        396
Shares redeemed..................  (1,350)    (2,908)
                                   ------     ------
Net increase (decrease) in shares
 outstanding.....................   4,481      2,156
                                   ======     ======

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 201,640
                                           =========
Unrealized appreciation................... $  13,391
Unrealized (depreciation).................    (2,733)
                                           ---------
Net unrealized appreciation (depreciation) $  10,658
                                           =========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the period ended June 30, 2001 and the years ended December 31, 2000 and 1999, ratio of expenses to average net assets equals total expenses less the advisory fee waiver (see
Note 2A). For the years prior to 1999, ratio of expenses to average net assets equals total expenses less the advisory fee waiver and fees paid indirectly.

                   AEGON/Transamerica Series Fund, Inc. 118

--------------------------------------------------------------------------------
   FEDERATED GROWTH & INCOME


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        92.9 %  2.3 %   4.8 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          94.6 %  1.3 %   4.1 %
Peter R. Brown          94.3 %  1.6 %   4.1 %
Charles C. Harris       93.3 %  2.5 %   4.2 %
Russell A. Kimball, Jr. 94.0 %  1.8 %   4.2 %
Patrick S. Baird        94.4 %  1.4 %   4.2 %
William W. Short, Jr.   94.2 %  1.7 %   4.1 %
Daniel Calabria         94.1 %  1.7 %   4.2 %
Janice B. Case          93.7 %  1.8 %   4.5 %
Leo J. Hill             93.2 %  2.2 %   4.6 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        90.9 %  3.8 %   5.3 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

         FOR   AGAINST ABSTAIN
        92.2 %  2.8 %   5.0 %

Proposal 9

To approve a change to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold:

         FOR   AGAINST ABSTAIN
        91.7 %  3.2 %   5.1 %

                   AEGON/Transamerica Series Fund, Inc. 119

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

Independent Certified Public Accountants:           Custodian:
       PricewaterhouseCoopers LLP         Investors Bank & Trust Company
         400 North Ashley Street               200 Clarendon Street
               Suite 2800                           16th Floor
             Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                        Federated Investment Counseling
                              1001 Liberty Avenue
                           Pittsburgh, PA 15222-3779

                                                     AEGON/Transamerica
                                                      Series Fund, Inc.
                                               Formerly, WRL Series Fund, Inc.


                                                    Dean Asset Allocation
                                             Formerly, WRL Dean Asset Allocation







                                            Semi-Annual Report  |  June 30, 2001

August 2001
ACC00001-8/01

DEAN ASSET ALLOCATION

 ...seeks preservation of capital and competitive investment returns.


MARKET ENVIRONMENT

The painful stock market environment that investors endured throughout 2000 continued more or less along the same lines during the first six months of 2001. The NASDAQ Composite Index continued its slide, while the Standard and Poor's 500 Composite Stock Index ("S&P 500"), although not as dramatic, fell too. The Russell 1000 Value Index ("Russell 1000 Value"), on the other hand, held up reasonably well. Prolonged equity market weakness overshadowed a dramatic improvement in the monetary conditions in the United States. The Federal Reserve Board ("Fed") moved swiftly and decisively with respect to interest rates this period, cutting rates six times between January and June for a total of 2.75 % in cuts. This bodes well for the bond market with intermediate maturities posting gains in excess of 5 % and long maturities up as much as 6.5 % (depending on investment grade). But not all areas of the equity markets were depressed. Investors, anticipating better economic times going forward (as a result of the Fed's actions), provided pockets of strength in the "old economy" and financial sectors of the market. Basic material companies, auto, and transportation stocks, and producer durables all showed positive first half equity performance, even as their operations posted dismal results.


PERFORMANCE

Given the unstable equity market environment and poor absolute results of the major equity indexes, we're reasonably pleased with the portfolio's performance. For the six months ended June 30, 2001, Dean Asset Allocation returned 5.53 %. By comparison, the Russell 1000 Value returned (1.26)%, the Lehman Brothers Intermediate U.S. Government/Credit Bond Index returned 4.08% and the S&P 500 returned (6.70)% for the same period.


STRATEGY REVIEW

The inconsistent performance of stocks in general made it quite difficult to navigate around the land mines that seemed to blow up weekly on Wall Street ("Street"). While we had our share of companies whose earnings fell short of the Street's expectations, through proper diversification and portfolio construction we were able to mitigate the downside of individual disappointments. At the same time, we took advantage of the upside possibilities of a "low valuation" base.

We continued to make a conscious commitment to large-cap, high-quality users within the portfolio in an effort to provide a "foundation of stability" during a period of market unrest and economic uncertainty. In hindsight, this was a good decision and one that performed as anticipated. We continue to favor names like Fannie Mae, Alcoa Inc., DuPont (E.I.) de Nemours and Company, Ford Motor Company, Bank of America Corporation, and Sprint Corporation (FON Group) as a foundation to the equity portion of the portfolio.

And even with the retreat of the market as a whole, the universe of companies with sound balance sheets and reasonable business prospects continued to grow. Areas of the market once unattractive to us, due to prohibitive fundamental valuations, began to stir our interest. Industry holdings in telecommunications, technology and media are being evaluated and added within the portfolio. Although far from overweighted within the portfolio, these sectors are now representing more meaningful positions and will continue a more meaningful role going forward.


OUTLOOK

As we move into the second half of 2001, investors must balance near-term poor operating results with the prospects for a re-acceleration of revenue and earnings farther out into the future. We believe this balancing act will be quite challenging at times and sustain the uncertainty of corporate financial results and, therefore, perpetuate additional volatility within the market. However, the Fed's action has been meaningful and should not be brushed aside. Indeed, it is our belief that the Central Bank has taken the appropriate action and to the degree necessary to re-accelerate growth within the U.S. economy. From where we sit, then, it is not a question of if, but rather when. In the meantime, we continue to focus on quality and "wade in" in deliberate stages to what we believe will be a much more positive long-term market environment.


/s/ John C. Riazzi
----------------------

JOHN C. RIAZZI
Dean Asset Allocation
Portfolio Manager


Please note: Effective on or before the close of August 24, 2001, Dean Investment Associates ("Dean") will no longer serve as sub-adviser to the portfolio. On that date, AEGON/Transamerica Fund Advisers, Inc. will enter into an interim sub-advisory agreement with Transamerica Investment Management, LLC on behalf of the portfolio subject to shareholder approval at a Special Meeting to be held later this year. Effective upon Dean's termination, the portfolio will be named Transamerica Value Balanced.


The views expressed in this commentary on Dean Asset Allocation reflect those of the portfolio manager through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  122

DEAN ASSET ALLOCATION

We were able to mitigate the downside of individual disappointments.

                                               [DEAN INVESTMENT ASSOCIATES LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.

Dean Asset Allocation, the Russell 1000 Value Index, and the Lehman Brothers Intermediate U.S. Government/Credit Index.


[_] Dean Asset Allocation    $ 20,313

[_] Russell 1000 Value       $ 29,839

[_] LB Inter. Gov't./Credit  $ 16,151


Portfolio Average Annual Total Return
As of June 30, 2001

--------------------------------------------------------------------------------
  1 Year       5 Years      10 Years       From Inception
--------------------------------------------------------------------------------
  22.52 %      10.05 %         N/A             11.54 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 1000 Value Index and the Lehman Brothers Intermediate U.S.Government/Credit Index (LB) over the same time frame.

                                                 Russell
                               Portfolio        1000 Value        LB Index
Inception 1/3/95                $10,000                           $10,000
Period Ended 12/31/95           $12,009                           $11,533
FYE 12/31/96                    $13,741                           $12,000
FYE 12/31/97                    $16,020                           $12,944
FYE 12/31/98                    $17,354                           $14,037
FYE 12/31/99                    $16,375                           $14,092
FYE 12/31/00                    $19,249          $30,220          $15,518
FPE 06/30/01                    $20,313          $29,839          $16,151

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

Five Largest Holdings (% of Net Assets)
New Plan Excel Realty Trust, Inc. 7.40%, due 09/15/09         4.24 %
PHH Corporation 7.02%, due 11/09/01                           3.62 %
Bank of America Corporation 7.40%, due 01/15/11               3.10 %
Avista Corporation 5.99%, due 12/10/07                        3.05 %
Morgan Chase & Co. (J.P.)                                     2.88 %

Five Largest Industries (% of Net Assets)
Commercial Banks                                             13.94 %
Telecommunications                                            9.53 %
Holding & Other Investment Offices                            5.50 %
Insurance                                                     4.26 %
Petroleum Refining                                            4.08 %

[GRAPHIC MATRIX]

Equity Matrix
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

[GRAPHIC MATRIX]

Fund Income Matrix
Short Term: Average duration of 3.5 years.

High Quality: Average credit rating equal to or greater than AA.


This material must be preceded or accompanied by the Fund's current prospectus.


                    AEGON/Transamerica Series Fund, Inc. 123

--------------------------------------------------------------------------------
   DEAN ASSET ALLOCATION


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                     Principal  Market
                                                      Amount    Value
                                                     --------- --------
         U.S. GOVERNMENT AGENCY OBLIGATIONS (1.58 %)
          Fannie Mae
          5.75 %, due 02/15/2008.................... $  4,000  $  3,980
                                                               --------
          Total U.S. Government Agency
           Obligations
          (cost: $ 4,008)....................................     3,980
                                                               --------

         CORPORATE DEBT SECURITIES (22.08 %)

            Auto Repair, Services & Parking (3.62 %)
           PHH Corporation
            7.02 %, due 11/09/2001..................    9,000     9,087

            Commercial Banks (7.00 %)
           Bank of America Corporation
            7.40 %, due 01/15/2011..................    7,500     7,790
           First Union Corporation
            6.82 %, due 08/01/2026..................    3,000     3,098
           First Union Corporation - Florida
            6.18 %, due 02/15/2036..................    3,000     3,004
           First Union Corporation - North Carolina
            6.18 %, due 02/15/2036..................    3,710     3,715

            Electric, Gas & Sanitary Services (3.05 %)
           Avista Corporation
            5.99 %, due 12/10/2007..................    9,000     7,677

            Holding & Other Investment Offices (4.24 %)
           New Plan Excel Realty Trust, Inc.
            7.40 %, due 09/15/2009..................   11,000    10,655

            Personal Credit Institutions (1.78 %)
           Commercial Credit Company
            6.63 %, due 06/01/2015..................    4,250     4,319
           Household Finance Corporation
            6.00 %, 05/01/2004......................      150       152

            Radio & Television Broadcasting (1.98 %)
           Cox Radio, Inc.
            6.38 %, due 05/15/2005..................    5,000     4,969

            Telecommunications (0.41 %)
           WorldCom, Inc.
            7.13 %, due 06/15/2027..................    1,000     1,019
                                                               --------
           Total Corporate Debt Securities
            (cost: $ 56,365)................................     55,485
                                                               --------

                                                     Number of  Market
                                                      Shares    Value
                                                     --------- --------
         COMMON STOCKS (63.64 %)

            Air Transportation (3.05 %)
           Delta Air Lines, Inc.....................   60,000  $  2,645
           FedEx Corporation (a)....................  125,000     5,025

                                                     Number of Market
                                                      Shares   Value
                                                     --------- -------
          COMMON STOCKS (continued)

             Amusement & Recreation Services (1.72 %)
            Disney (Walt) Company (The).............  150,000  $ 4,334

             Automotive (3.90 %)
            Ford Motor Company......................  200,000    4,910
            Honeywell International Inc.............  140,000    4,899

             Chemicals & Allied Products (1.92 %)
            Du Pont (E.I.) de Nemours and
             Company................................  100,000    4,824

             Commercial Banks (6.94 %)
            Bank of America Corporation.............   40,000    2,401
            BB&T Corporation........................   80,000    2,936
            FleetBoston Financial Corporation.......  122,440    4,830
            Morgan Chase & Co. (J.P.)...............  162,500    7,247

             Communications Equipment (2.40 %)
            TyCom, Ltd. (a).........................  350,000    6,020

             Computer & Data Processing Services (3.11 %)
            Computer Associates International, Inc..  165,000    5,940
            NCR Corporation (a).....................   40,000    1,880

             Computer & Office Equipment (2.62 %)
            Compaq Computer Corporation.............  370,000    5,731
            Hewlett-Packard Company.................   30,000      858

             Electronic Components & Accessories (2.09 %)
            Intel Corporation.......................  180,000    5,265

             Gas Production & Distribution (0.68 %)
            Keyspan Corporation.....................   47,000    1,715

             Holding & Other Investment Offices (1.26 %)
            RFS Hotel Investors, Inc................  200,000    3,158

             Hotels & Other Lodging Places (1.49 %)
            Host Marriott Corporation (b)...........  300,000    3,756

             Industrial Machinery & Equipment (1.95 %)
            Tyco International Ltd..................   90,000    4,905

             Instruments & Related Products (1.27 %)
            Raytheon Company (b)....................  120,000    3,186

             Insurance (4.26 %)
            Ambac Financial Group, Inc..............   90,000    5,238
            WellPoint Health Networks Inc. (a)......   58,000    5,466

             Life Insurance (0.16 %)
            John Hancock Financial Services, Inc....   10,000      403

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 124

--------------------------------------------------------------------------------
   DEAN ASSET ALLOCATION


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                 Number of  Market
                                                  Shares    Value
                                                 --------- ---------
          COMMON STOCKS (continued)

             Lumber & Wood Products (0.61 %)

            Louisiana-Pacific Corporation.......  130,000  $   1,525

             Oil & Gas Extraction (3.66 %)

            Devon Energy Corporation (b)........   90,000      4,725
            Diamond Offshore Drilling, Inc. (b).  135,000      4,462

             Petroleum Refining (4.08 %)

            Conoco Inc. - Class B...............   70,000      2,023
            Exxon Mobil Corporation.............   60,000      5,241
            Texaco Inc..........................   45,000      2,997

             Pharmaceuticals (0.64 %)

            Merck & Co., Inc....................   25,000      1,598

             Primary Metal Industries (0.47 %)

            Alcoa Inc...........................   30,000      1,182

             Savings Institutions (2.35 %)

            Washington Mutual, Inc..............  157,500      5,914

             Security & Commodity Brokers (1.37 %)

            Alliance Capital Management
             Holding L.P. (b)...................   40,400      2,144
            Price (T. Rowe) Associates, Inc.....   35,000      1,309

             Telecommunications (9.12 %)

            ALLTEL Corporation..................   70,000      4,288
            AT&T Wireless Group (a) (b).........  110,000      1,799
            Sprint Corporation (FON Group) (b)..  290,000      6,194
            Verizon Communications, Inc.........  110,000      5,885
            WorldCom, Inc. - MCI Group (a)......   11,000        177
            WorldCom, Inc. - WorldCom
             Group (a)..........................  305,000      4,563

             Tobacco Products (2.52 %)

            Philip Morris Companies Inc.........  125,000      6,344
                                                           ---------
           Total Common Stocks
           (cost: $ 153,714).............................    159,942
                                                           ---------
           Total Investment Securities
           (cost: $ 214,087).............................  $ 219,407
                                                           =========

                                                 Number of  Market
                                                 Contracts  Value
                                                 --------- ---------
          WRITTEN OPTIONS (-1.06 %)

             Covered Call Options (-0.06 %)

            Conseco, Inc.
             Call Strike $ 22.50,
             Expires 11/17/2001.................      500  $     (18)

                                                    Number of  Market
                                                    Contracts  Value
                                                    --------- ---------
        WRITTEN OPTIONS (continued)

           Covered Call Options (continued)

          Philip Morris Companies Inc.
           Call Strike $ 55.00,
           Expires 09/22/2001......................    1,250  $    (125)
          Texaco Inc.
           Call Strike $ 75.00,
           Expires 10/20/2001......................      150        (11)

           Put Options (-1.00 %)

          Alliance Capital Management Holding L.P.
           Puts Strike $ 40.00,
           Expires 10/20/2001......................      250         (6)
          AT&T Wireless Group
           Puts Strike $ 17.50,
           Expires 10/20/2001......................    1,000       (225)
          Compaq Computer Corporation
           Puts Strike $ 15.00,
           Expires 10/20/2001......................    1,250       (181)
          Cooper Industries, Inc.
           Puts Strike $ 40.00,
           Expires 10/20/2001......................      575       (155)
          Cox Communications, Inc.
           Puts Strike $ 40.00,
           Expires 09/22/2001......................    1,700       (145)
          DaimlerChrysler AG
           Puts Strike $ 45.00,
           Expires 01/19/2002......................      900       (230)
          Du Pont (E.I.) de Nemours and Company
           Puts Strike $ 40.00,
           Expires 07/21/2001......................       50         (1)
          Hewlett-Packard Company
           Puts Strike $ 25.00,
           Expires 08/18/2001......................      500        (43)
          Intel Corporation
           Puts Strike $ 25.00,
           Expires 01/19/2002......................      700       (119)
          Jefferies Group, Inc.
           Puts Strike $ 25.00,
           Expires 10/20/2001......................      700        (32)
          Keyspan Corporation
           Puts Strike $ 35.00,
           Expires 08/18/2001......................      650        (42)
          Merck & Co., Inc.
           Puts Strike $ 75.00,
           Expires 01/19/2002......................      300       (348)
          NIKE, Inc.
           Puts Strike $ 40.00,
           Expires 01/19/2002......................      750       (278)
          Price (T. Rowe) Associates, Inc.
           Puts Strike $ 30.00,
           Expires 10/20/2001......................    1,050        (79)
          Schering-Plough Corporation
           Puts Strike $ 30.00,
           Expires 01/19/2002......................      600        (90)

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 125

--------------------------------------------------------------------------------
   DEAN ASSET ALLOCATION


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                               Number of  Market
                                               Contracts  Value
                                               --------- ---------
            WRITTEN OPTIONS (continued)

               Put Options (continued)

              Sprint Corporation (FON Group)
               Puts Strike $ 20.00,
               Expires 08/18/2001.............      500  $     (18)
              Washington Mutual, Inc.
               Puts Strike $ 26.63,
               Expires 07/21/2001.............      600        (14)
              WorldCom, Inc. - WorldCom Group
               Puts Strike $ 17.50,
               Expires 09/22/2001.............    1,600       (498)
                                                         ---------
             Total Written Options
             (premium: ($ 3,995))......................  $  (2,658)
                                                         =========

          SUMMARY:
            Investments, at market value..........  87.30 % $ 219,407
            Written options.......................  (1.06)%    (2,658)
            Other assets in excess of liabilities.  13.76 %    34,577
                                                   -------- ---------
            Net assets............................ 100.00 % $ 251,326
                                                   ======== =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1D). The market value at June 30, 2001 of all securities on loan is $ 18,280.

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 126

--------------------------------------------------------------------------------
   DEAN ASSET ALLOCATION


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost..................... $ 214,087
                                                          =========
  Investments in securities, at market value............. $ 219,407
  Cash...................................................    29,774
  Cash collateral for securities on loan.................    18,662
  Receivables:
   Securities sold.......................................     8,980
   Interest..............................................     1,155
   Dividends.............................................       359
   Other.................................................       134
                                                          ---------
    Total assets.........................................   278,471
                                                          ---------
Liabilities:
  Securities purchased...................................     5,520
  Accounts payable and accrued liabilities:
   Investment advisory fees..............................       165
   Dividends to shareholders.............................         0
   Deposits for securities on loan.......................    18,662
   Written options, at market value......................     2,658
   Other fees............................................       140
                                                          ---------
    Total liabilities....................................    27,145
                                                          ---------
      Net assets......................................... $ 251,326
                                                          =========
Net Assets Consists of:
  Capital stock shares authorized........................    75,000
                                                          =========
  Capital stock ($ .01 par value)........................ $     180
  Additional paid-in capital.............................   223,856
  Accumulated undistributed (distributions in excess of)
   net investment income (loss)..........................     7,016
  Accumulated undistributed net realized gain (loss) on
   investment securities and option contracts............    13,617
  Net unrealized appreciation (depreciation) on
   investment securities and option contracts............     6,657
                                                          ---------
  Net assets applicable to outstanding shares of capital. $ 251,326
                                                          =========
  Shares outstanding.....................................    18,049
                                                          =========
  Net asset value and offering price per share........... $   13.92
                                                          =========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

Investment Income:
  Interest................................................. $ 2,478
  Dividends................................................   2,097
                                                            -------
    Total investment income................................   4,575
                                                            -------
Expenses:
  Investment advisory fees.................................     948
  Printing and shareholder reports.........................      34
  Custody fees.............................................      25
  Administrative service fees..............................      14
  Legal fees...............................................       4
  Auditing and accounting fees.............................       5
  Directors fees...........................................       3
  Registration fees........................................       0
  Other fees...............................................       1
                                                            -------
    Total expenses.........................................   1,034
Less:
  Fees paid indirectly.....................................       0
                                                            -------
    Net expenses...........................................   1,034
                                                            -------
  Net investment income (loss).............................   3,541
                                                            -------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on investment securities
   and option contracts....................................  14,095
  Change in unrealized appreciation (depreciation) on
   investment securities and option contracts..............  (4,870)
                                                            -------
  Net gain (loss) on investment securities and option
   contracts...............................................   9,225
                                                            -------
    Net increase (decrease) in net assets resulting from
     operations............................................ $12,766
                                                            =======

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 127

--------------------------------------------------------------------------------
   DEAN ASSET ALLOCATION


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                                                  June 30,   December 31,
                                                                                                    2001         2000
                                                                                                  ---------  ------------
Operations:
  Net investment income (loss)................................................................... $   3,541   $   7,286
  Net realized gain (loss) on investment securities and option contracts.........................    14,095      10,375
  Change in unrealized appreciation (depreciation) on investment securities and option contracts.    (4,870)     15,556
                                                                                                  ---------   ---------
  Net increase (decrease) in net assets resulting from operations................................    12,766      33,217
                                                                                                  ---------   ---------
Distribution to Shareholders:
  Net investment income..........................................................................         0      (8,664)
  In excess of net investment income.............................................................         0           0
  Net realized gains.............................................................................         0      (7,600)
  In excess of net realized gains................................................................         0           0
                                                                                                  ---------   ---------
   Total distributions...........................................................................         0     (16,264)
                                                                                                  ---------   ---------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares..............................................................    37,196       8,830
  Dividends and distributions reinvested.........................................................         0      16,264
  Cost of shares redeemed........................................................................   (14,311)    (88,079)
                                                                                                  ---------   ---------
   Increase (decrease) in net assets from capital share transactions.............................    22,885     (62,985)
                                                                                                  ---------   ---------
  Net increase (decrease) in net assets..........................................................    35,651     (46,032)

Net Assets:
  Beginning of period............................................................................   215,675     261,707
                                                                                                  ---------   ---------
  End of period.................................................................................. $ 251,326   $ 215,675
                                                                                                  =========   =========
  Undistributed (distributions in excess of) net investment income............................... $   7,016   $   3,475
                                                                                                  =========   =========


FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,                       December 31,
                                                                      --------- -------------------------------------------
                                                                        2001      2000       1999       1998       1997
                                                                      --------- ---------  ---------  ---------  ---------
Net asset value, beginning of period................................. $   13.19 $   12.13  $   13.35  $   13.61  $   12.61
                                                                      --------- ---------  ---------  ---------  ---------
  Income from operations:
   Net investment income (loss)......................................      0.20      0.43       0.39       0.41       0.36
   Net realized and unrealized gain (loss) on investments............      0.53      1.68      (1.14)      0.71       1.72
                                                                      --------- ---------  ---------  ---------  ---------
    Net income (loss) from operations................................      0.73      2.11      (0.75)      1.12       2.08
                                                                      --------- ---------  ---------  ---------  ---------
  Distributions:
   Dividends from net investment income..............................      0.00     (0.55)     (0.41)     (0.39)     (0.33)
   Dividends in excess of net investment income......................      0.00      0.00       0.00       0.00      (0.19)
   Distributions from net realized gains on investments..............      0.00     (0.50)     (0.04)     (0.99)     (0.56)
   Distributions in excess of net realized gains on investments......      0.00      0.00      (0.02)      0.00       0.00
                                                                      --------- ---------  ---------  ---------  ---------
    Total distributions..............................................      0.00     (1.05)     (0.47)     (1.38)     (1.08)
                                                                      --------- ---------  ---------  ---------  ---------
Net asset value, end of period....................................... $   13.92 $   13.19  $   12.13  $   13.35  $   13.61
                                                                      ========= =========  =========  =========  =========
Total return.........................................................    5.53 %   17.55 %    (5.64)%     8.33 %    16.59 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 251,326 $ 215,675  $ 261,707  $ 365,738  $ 302,745
   Ratio of expenses to average net assets/(6)/......................    0.87 %    0.87 %     0.87 %     0.86 %     0.87 %
   Ratio of net investment income (loss) to average net assets/(6)/..    2.99 %    3.42 %     2.99 %     2.93 %     2.65 %
   Portfolio turnover rate...........................................   34.55 %   19.57 %    88.78 %    76.62 %    63.76 %


                                                                    December 31,
                                                                    ------------
                                                                        1996
                                                                    ------------
Net asset value, beginning of period................................ $   11.49
                                                                     ---------
  Income from operations:
   Net investment income (loss).....................................      0.33
   Net realized and unrealized gain (loss) on investments...........      1.33
                                                                     ---------
    Net income (loss) from operations...............................      1.66
                                                                     ---------
  Distributions:
   Dividends from net investment income.............................     (0.30)
   Dividends in excess of net investment income.....................      0.00
   Distributions from net realized gains on investments.............     (0.24)
   Distributions in excess of net realized gains on investments.....      0.00
                                                                     ---------
    Total distributions.............................................     (0.54)
                                                                     ---------
Net asset value, end of period...................................... $   12.61
                                                                     =========
Total return........................................................   14.42 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)....................... $ 206,172
   Ratio of expenses to average net assets/(6)/.....................    0.90 %
   Ratio of net investment income (loss) to average net assets/(6)/.    2.78 %
   Portfolio turnover rate..........................................   98.97 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 128

--------------------------------------------------------------------------------
   DEAN ASSET ALLOCATION


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)





NOTE 1--ORGANIZATION AND SIGNIFICANT
       ACCOUNTING POLICIES

Dean Asset Allocation, (the "portfolio", formerly known as WRL Dean Asset Allocation) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to use the interest method of amortization to amortize premium and discount on all fixed-income securities. Upon initial adoption, the portfolio was required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had the interest method of amortization been in effect from the purchase date of each holding. The cumulative effect of this change had no impact on total net assets of the portfolio, but resulted in a $ 7 reduction in the cost of securities and a corresponding $ 7 increase in net unrealized gains and losses, based on securities held by the portfolio on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $ 9, and increase net unrealized gains and losses by $ 9.

C. Futures and Options Contracts

The portfolio is authorized to enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of futures contracts and options is imperfect correlation between the change in the value of the futures contracts and options and the market value of the securities held, the possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts. There were no open futures contracts at June 30, 2001. The underlying face amounts at value of written option contracts at June 30, 2001 are included in the Schedule of Investments.

Transactions in written options were as follows:

                    Contracts* Premium
                    ---------- -------
Balance at 12/31/00   15,331   $ 3,737
Written............   18,025     4,740
Exercised..........   (5,989)   (1,522)
Expired............  (11,792)   (2,960)
                     -------   -------
Balance at 06/30/01   15,575   $ 3,995
                     =======   =======

* Contracts not in thousands

D. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $ 15 is included in interest income.

                   AEGON/Transamerica Series Fund, Inc. 129

--------------------------------------------------------------------------------
   DEAN ASSET ALLOCATION


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--(continued)

E. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

F. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the portfolio's shareholders for federal income tax purposes.

G. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.80 %       1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Dean Investment Associates ("Dean") to provide investment services to the portfolio and compensates Dean as described in the Fund's Statement of Additional Information.

Please note: Effective on or before August 24, 2001, Dean will no longer serve as sub-adviser to the portfolio. Effective that date, Transamerica Investment Management, LLC will serve as sub-adviser to the portfolio under the terms of an interim sub-advisory agreement. The change of sub-adviser is subject to shareholder approval at a Special Meeting to be held later this year. Upon Dean's termination, the portfolio will be named Transamerica Value Balanced.

Dean may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Dean. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Dean during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

                   AEGON/Transamerica Series Fund, Inc. 130

--------------------------------------------------------------------------------
   DEAN ASSET ALLOCATION


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 2--(continued)

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 4. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 87,919
  U.S. Government................................    4,008

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............   62,612
  U.S. Government................................   12,207

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
                                  -------- ------------
Shares issued....................   2,739        687
Shares issued - reinvestment of
 dividends and distributions.....       0      1,230
Shares redeemed..................  (1,044)    (7,137)
                                   ------     ------
Net increase (decrease) in shares
 outstanding.....................   1,695     (5,220)
                                   ======     ======

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2000 of $ 494 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2001.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 214,081
                                           =========
Unrealized appreciation................... $  14,327
Unrealized (depreciation).................    (9,001)
                                           ---------
Net unrealized appreciation (depreciation) $   5,326
                                           =========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.
As required, effective January 1, 2001, the portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. This change had no impact on net investment income per share and net realized and unrealized gains and losses per share for the six months ended June 30, 2001. Ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the period ended June 30, 2001 and the years ended December 31, 2000 and 1999, ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A). For the years prior to 1999, ratio of net expenses to average net assets equals total expenses less the advisory fee waiver and fees paid indirectly.

                   AEGON/Transamerica Series Fund, Inc. 131

--------------------------------------------------------------------------------
   DEAN ASSET ALLOCATION


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        92.5 %  2.3 %   5.2 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          94.6 %  1.4 %   4.0 %
Peter R. Brown          94.4 %  1.6 %   4.0 %
Charles C. Harris       94.1 %  1.5 %   4.4 %
Russell A. Kimball, Jr. 93.9 %  1.8 %   4.3 %
Patrick S. Baird        94.4 %  1.5 %   4.1 %
William W. Short, Jr.   94.2 %  1.4 %   4.4 %
Daniel Calabria         94.2 %  1.7 %   4.1 %
Janice B. Case          94.5 %  1.3 %   4.2 %
Leo J. Hill             94.2 %  1.7 %   4.1 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        90.4 %  3.4 %   6.2 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

         FOR   AGAINST ABSTAIN
        91.6 %  3.2 %   5.2 %

Proposal 9

To approve a change to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold:

         FOR   AGAINST ABSTAIN
        91.6 %  2.8 %   5.6 %

                   AEGON/Transamerica Series Fund, Inc. 132

                 [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

Independent Certified Public Accountants:           Custodian:
       PricewaterhouseCoopers LLP         Investors Bank & Trust Company
         400 North Ashley Street               200 Clarendon Street
               Suite 2800                           16th Floor
             Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                          Dean Investment Associates
                             2480 Kettering Tower
                             Dayton, OH 45423-2480

                               AEGON/Transamerica
                                Series Fund, Inc.
                         Formerly, WRL Series Fund, Inc.


                                 C.A.S.E. Growth
                          Formerly, WRL C.A.S.E. Growth


                       Semi-Annual Report | June 30, 2001

                                   August 2001
                                  ACC00001-8/01

C.A.S.E. GROWTH

 ...seeks annual growth of capital.

MARKET ENVIRONMENT

While the economy may not have been in a recession over the past six months, the stock market surely has. The tech-heavy NASDAQ Composite Index ("NASDAQ") continued its awful slide from last year and the Standard and Poor's 500 Composite Stock Index ("S&P 500"), which suffered one of its worst quarters ever, saw its three-year annualized return drop to 3.1 %.

With the Federal Reserve Board ("Fed") cutting interest rates 275 basis points across the period, one area of the economy that did flourish was the housing sector. Housing starts were at a record, existing home sales were strong, and mortgage rates were low. The Fed's monetary easing enabled the NASDAQ to trim its losses by some 17 % during the second quarter of this year.

PERFORMANCE

For the six months ended June 30, 2001, C.A.S.E. Growth returned (4.47)%. By comparison, the Wilshire 5000 Total Market Index returned (5.79)% and the S&P 500 returned (6.70)% for the same period.

STRATEGY REVIEW

During the period, we took a few profits in the retail and pharmaceutical sectors, thereby reducing holdings in these areas. We also went from an underweighting in the technology sector to a slightly overweighting during the past three months. The portfolio has only a 3 % weighting in telecommunication stocks, which have been under a great deal of price pressure recently. Our positions in crude oil service companies were hurt by the unexpected sharp decline in the market price of natural gas.

Stock prices, like the prices of other goods and services, can rise unrealistically. We term such occurrences "market bubbles." When the economy was in fast forward, investors, particularly the so-called "baby boomers", began to believe the Internet explosion would make them rich. The demand for these stocks skyrocketed, with an astounding influx of cash entering the tech sector. The price many of these investors were willing to pay for a company with an exciting growth story was, in hindsight, mind-boggling. But money left the tech sector just as quickly, leaving many shocked investors in its wake.

When stock prices rise sharply, the stock purchasing value of money is essentially diminished. Said simply, there is a lot more downside to a stock selling at a 100 times earnings than one trading at 15 times earnings. We try to be buyers of stocks with above average growth selling at a reasonable price. A "growth at any price" manager, on the other hand, is willing to pay almost any price for a stock with a "high rate of growth."

OUTLOOK

So what should we expect as the economy slows and corporate earnings slow to a more traditional pace? While no one can say with certainty, we do know a few things. The Fed will soon be returning over fifty billion dollars to taxpayers. These extra dollars should help matters as inventories improve. Still, it will likely be a very difficult market to navigate until the interest rate declines begin to impact corporate earnings. And we shouldn't put too much faith in the healing powers of six interest rate cuts. We do however, believe this will be a good time for stock picking and for managers with a growth at a reasonable price style of management.

/s/ William E. Lange
--------------------
WILLIAM E. LANGE

President & Chief Executive Officer
C.A.S.E. Management, Inc.



The views expressed in this commentary on C.A.S.E. Growth reflect those of the portfolio manager through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.



                    AEGON/Transamerica Series Fund, Inc. 136

C.A.S.E. GROWTH

It will likely be a difficult market to navigate until the interest rate declines begin to impact corporate earnings.

                                                                 [C.A.S.E. LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. C.A.S.E. Growth and the Wilshire 5000 Total Market Index.

[_] C.A.S.E. Growth      $ 16,937

[_] Wilshire 5000
      Total Market Index $ 24,881

Portfolio Average Annual Total Return
As of June 30, 2001
--------------------------------------------------------------------------------
  1 Year         5 Years       10 Years        From Inception
--------------------------------------------------------------------------------
 (23.49)%         5.63 %         N/A               8.93 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Wilshire 5000 Total Market Index (Wilshire) over the same time frame.

                             Portfolio        Wilshire Index
Inception 5/1/95              $10,000            $10,000
Period Ended 12/31/95         $12,065            $12,211
FYE 12/31/96                  $14,176            $14,802
FYE 12/31/97                  $16,306            $19,433
FYE 12/31/98                  $16,709            $23,987
FYE 12/31/99                  $22,363            $29,638
FYE 12/31/00                  $17,729            $26,410
FPE 06/30/01                  $16,937            $24,881

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

Five Largest Holdings (% of Net Assets)
Conseco, Inc.                                      13.27 %
Service Corporation International                   7.01 %
Bank of America Corporation                         5.71 %
Transocean Sedco Forex Inc.                         5.66 %
Claire's Stores, Inc.                               5.61 %

Five Largest Industries (% of Net Assets)
Electronic Components & Accessories                14.51 %
Apparel & Accessory Stores                         14.01 %
Communications Equipment                           13.59 %
Insurance                                          13.27 %
Oil & Gas Extraction                               11.58 %

[MATRIX GRAPH]

Equity Matrix

Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.


                    AEGON/Transamerica Series Fund, Inc. 137

--------------------------------------------------------------------------------
   C.A.S.E. GROWTH


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)


                                                    Number of Market
                                                     Shares   Value
                                                    --------- -------
           COMMON STOCKS (101.26 %)

              Apparel & Accessory Stores (14.01 %)

             Abercrombie & Fitch Co. - Class A (a).   90,000  $ 4,005
             Claire's Stores, Inc..................  210,000    4,066
             Gadzooks, Inc. (a)....................  160,000    2,094

              Commercial Banks (10.75 %)

             Bank of America Corporation...........   69,000    4,142
             Citigroup Inc.........................   40,000    2,114
             Morgan Chase & Co. (J.P.).............   34,500    1,539

              Communications Equipment (13.59 %)

             Adaptive Broadband Corporation (a)....  820,000      246
             ADC Telecommunications,
              Incorporated (a) (b).................  158,700    1,047
             Corning Incorporated..................   34,000      568
             DMC Stratex Networks, Inc. (a)........  250,000    2,500
             Lucent Technologies Inc...............   50,000      310
             Motorola, Inc.........................   61,000    1,010
             Nokia Oyj - ADR (b)...................   45,000      992
             Nortel Networks Corporation...........   25,000      227
             QUALCOMM Incorporated (a).............   44,500    2,602
             Sycamore Networks, Inc. (a)...........   38,300      357

              Computer & Data Processing Services (2.84 %)

             AOL Time Warner Inc. (a)..............    5,000      265
             Commerce One, Inc. (a)................   26,300      154
             Informix Corporation (a)..............  281,000    1,641

              Computer & Office Equipment (1.99 %)

             EMC Corporation (a)...................   10,000      291
             Gateway, Inc. (a) (b).................   70,000    1,152

              Construction (1.28 %)

             Halliburton Company...................   26,000      926

              Electronic Components & Accessories (14.51 %)

             Altera Corporation (a)................   69,000    2,001
             Analog Devices, Inc. (a)..............   10,000      433
             Cirrus Logic, Inc. (a)................   40,000      921
             Conexant Systems, Inc. (a)............  165,000    1,477
             JDS Uniphase Corporation (a)..........   75,000      956
             LSI Logic Corporation (a) (b).........   10,000      188
             PMC-Sierra, Inc. (a) (b)..............   57,300    1,780
             Read-Rite Corporation (a).............   70,000      368
             Solectron Corporation (a).............   10,000      183
             Texas Instruments Incorporated........   10,000      315
             Transmeta Corporation (a) (b).........   40,000      223
             Vitesse Semiconductor
              Corporation (a) (b)..................   80,000    1,683

                                                   Number of  Market
                                                    Shares    Value
                                                   --------- --------
          COMMON STOCKS (continued)

             Insurance (13.27 %)

            Conseco, Inc. (a) (b).................  705,000  $  9,624

             Oil & Gas Extraction (11.58 %)

            Diamond Offshore Drilling, Inc. (b)...   85,000     2,809
            Global Marine Inc. (a)................   80,000     1,490
            Transocean Sedco Forex Inc............   99,500     4,104

             Personal Services (7.01 %)

            Service Corporation
             International (a) (b)................  800,000     5,088

             Pharmaceuticals (7.90 %)

            Bristol-Myers Squibb Co...............   14,000       732
            GlaxoSmithKline PLC - ADR.............   29,588     1,663
            Pfizer Inc............................   47,000     1,882
            Schering-Plough Corporation...........   40,000     1,450

             Telecommunications (2.53 %)

            Avaya Inc. (a)........................    2,000        27
            Sprint Corporation (FON Group)........   70,000     1,495
            WorldCom, Inc. - MCI Group (a)........      800        13
            WorldCom, Inc. - WorldCom
             Group (a)............................   20,000       299
                                                             --------
            Total Common Stocks
            (cost: $ 87,529)..............................     73,452
                                                             --------
            Total Investment Securities
            (cost: $ 87,529)..............................   $ 73,452
                                                             ========

          SUMMARY:

            Investments, at market value.......... 101.26 %  $ 73,452
            Liabilities in excess of other assets.  (1.26)%      (915)
                                                   --------  --------
            Net assets............................ 100.00 %  $ 72,537
                                                   ========  ========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1C). The market value at June 30, 2001 of all securities on loan is $
   17,611.

DEFINITIONS
ADRAmerican Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 138

--------------------------------------------------------------------------------
   C.A.S.E. GROWTH


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost..................... $  87,529
                                                          =========
  Investments in securities, at market value............. $  73,452
  Cash...................................................         0
  Cash collateral for securities on loan.................    18,617
  Receivables:
   Securities sold.......................................         0
   Interest..............................................         4
   Dividends.............................................        21
   Other.................................................       120
                                                          ---------
    Total assets.........................................    92,214
                                                          ---------
Liabilities:
  Securities purchased...................................         0
  Accounts payable and accrued liabilities:
   Investment advisory fees..............................        49
   Due to custodian......................................       883
   Dividends to shareholders.............................         0
   Deposits for securities on loan.......................    18,617
   Other fees............................................       128
                                                          ---------
    Total liabilities....................................    19,677
                                                          ---------
      Net assets......................................... $  72,537
                                                          =========
Net Assets Consists of:
  Capital stock shares authorized........................    50,000
                                                          =========
  Capital stock ($ .01 par value)........................ $      74
  Additional paid-in capital.............................   100,357
  Accumulated undistributed (distributions in excess of)
   net investment income (loss)..........................     6,784
  Accumulated undistributed net realized gain (loss) on
   investment securities.................................   (20,601)
  Net unrealized appreciation (depreciation) on
   investment securities.................................   (14,077)
                                                          ---------
  Net assets applicable to outstanding shares of capital. $  72,537
                                                          =========
  Shares outstanding.....................................     7,368
                                                          =========
  Net asset value and offering price per share........... $    9.84
                                                          =========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

Investment Income:
  Interest................................................. $     81
  Dividends................................................      236
  Foreign tax withheld.....................................       (2)
                                                            --------
    Total investment income................................      315
                                                            --------
Expenses:
  Investment advisory fees.................................      308
  Printing and shareholder reports.........................       21
  Custody fees.............................................       29
  Administrative service fees..............................       10
  Legal fees...............................................        3
  Auditing and accounting fees.............................        4
  Directors fees...........................................        2
  Registration fees........................................        0
  Other fees...............................................        1
                                                            --------
    Total expenses.........................................      378
Less:
  Fees paid indirectly.....................................        0
                                                            --------
    Net expenses...........................................      378
                                                            --------
  Net investment income (loss).............................      (63)
                                                            --------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on investment securities........  (15,490)
  Change in unrealized appreciation (depreciation) on
   investment securities...................................   10,712
                                                            --------
  Net gain (loss) on investment securities.................   (4,778)
                                                            --------
    Net increase (decrease) in net assets resulting from
     operations............................................ $ (4,841)
                                                            ========

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 139

--------------------------------------------------------------------------------
   C.A.S.E. GROWTH


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                             June 30,  December 31,
                                                                               2001        2000
                                                                             --------  ------------
Operations:
  Net investment income (loss).............................................. $    (63)   $   (196)
  Net realized gain (loss) on investment securities.........................  (15,490)     11,231
  Change in unrealized appreciation (depreciation) on investment securities.   10,712     (29,499)
                                                                             --------    --------
  Net increase (decrease) in net assets resulting from operations...........   (4,841)    (18,464)
                                                                             --------    --------
Distribution to Shareholders:
  Net investment income.....................................................        0      (5,902)
  In excess of net investment income........................................        0      (6,203)
  Net realized gains........................................................        0      (2,700)
  In excess of net realized gains...........................................        0           0
                                                                             --------    --------
   Total distributions......................................................        0     (14,805)
                                                                             --------    --------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares.........................................   21,190      33,158
  Dividends and distributions reinvested....................................        0      14,805
  Cost of shares redeemed...................................................  (16,162)    (35,952)
                                                                             --------    --------
   Increase (decrease) in net assets from capital share transactions........    5,028      12,011
                                                                             --------    --------
  Net increase (decrease) in net assets.....................................      187     (21,258)

Net Assets:
  Beginning of period.......................................................   72,350      93,608
                                                                             --------    --------
  End of period............................................................. $ 72,537    $ 72,350
                                                                             ========    ========
  Undistributed (distributions in excess of) net investment income.......... $  6,784    $  6,847
                                                                             ========    ========


FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,                        December 31,
                                                                      ---------  -------------------------------------------
                                                                        2001       2000       1999       1998       1997
                                                                      ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period................................. $   10.30  $   15.70  $   12.99  $   14.01  $   13.42
                                                                      ---------  ---------  ---------  ---------  ---------
  Income from operations:
   Net investment income (loss)......................................     (0.01)     (0.03)     (0.05)      0.02       0.04
   Net realized and unrealized gain (loss) on investments............     (0.45)     (2.95)      4.38       0.31       1.95
                                                                      ---------  ---------  ---------  ---------  ---------
    Net income (loss) from operations................................     (0.46)     (2.98)      4.33       0.33       1.99
                                                                      ---------  ---------  ---------  ---------  ---------
  Distributions:
   Dividends from net investment income..............................      0.00      (0.97)     (0.66)     (0.36)     (0.03)
   Dividends in excess of net investment income......................      0.00      (1.02)     (0.96)     (0.90)     (1.23)
   Distributions from net realized gains on investments..............      0.00      (0.43)      0.00      (0.09)     (0.14)
   Distributions in excess of net realized gains on
    investments......................................................      0.00       0.00       0.00       0.00       0.00
                                                                      ---------  ---------  ---------  ---------  ---------
    Total distributions..............................................      0.00      (2.42)     (1.62)     (1.35)     (1.40)
                                                                      ---------  ---------  ---------  ---------  ---------
Net asset value, end of period....................................... $    9.84  $   10.30  $   15.70  $   12.99  $   14.01
                                                                      =========  =========  =========  =========  =========
Total return.........................................................   (4.47)%   (20.72)%    33.84 %     2.47 %    15.03 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $  72,537  $  72,350  $  93,608  $  69,401  $  60,596
   Ratio of total expenses to average net assets/(6)/................    0.98 %     1.00 %     1.00 %     1.00 %     1.14 %
   Ratio of net expenses to average net assets/(6)/..................    0.98 %     1.00 %     1.00 %     1.00 %     1.00 %
   Ratio of net investment income (loss) to average net assets/(6)/..   (0.16)%    (0.22)%    (0.36)%     0.14 %     0.25 %
   Portfolio turnover rate...........................................   67.84 %   182.74 %   143.52 %   205.28 %   196.50 %


                                                                        1996
                                                                      ---------
Net asset value, beginning of period................................. $   11.66
                                                                      ---------
  Income from operations:
   Net investment income (loss)......................................      0.12
   Net realized and unrealized gain (loss) on investments............      1.92
                                                                      ---------
    Net income (loss) from operations................................      2.04
                                                                      ---------
  Distributions:
   Dividends from net investment income..............................     (0.05)
   Dividends in excess of net investment income......................      0.00
   Distributions from net realized gains on investments..............     (0.23)
   Distributions in excess of net realized gains on
    investments......................................................      0.00
                                                                      ---------
    Total distributions..............................................     (0.28)
                                                                      ---------
Net asset value, end of period....................................... $   13.42
                                                                      =========
Total return.........................................................   17.50 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $  26,559
   Ratio of total expenses to average net assets/(6)/................    1.70 %
   Ratio of net expenses to average net assets/(6)/..................    1.00 %
   Ratio of net investment income (loss) to average net assets/(6)/..    0.94 %
   Portfolio turnover rate...........................................  160.27 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 140

--------------------------------------------------------------------------------
   C.A.S.E. GROWTH


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)




NOTE 1--ORGANIZATION AND SIGNIFICANT
       ACCOUNTING POLICIES

C.A.S.E. Growth, (the "portfolio", formerly known as WRL C.A.S.E. Growth) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $ 15 is included in interest income.

D. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

E. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

F. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2--INVESTMENT ADVISORY AND
       TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

                   AEGON/Transamerica Series Fund, Inc. 141

--------------------------------------------------------------------------------
   C.A.S.E. GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)




NOTE 2--(continued)

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.80 %       1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with C.A.S.E. Management, Inc. ("C.A.S.E") to provide investment services to the portfolio and compensates C.A.S.E as described in the Fund's Statement of Additional Information.

C.A.S.E may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or C.A.S.E. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or C.A.S.E during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 2. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 57,130
  U.S. Government................................        0

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............   51,234
  U.S. Government................................        0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
-                                 -------- ------------
Shares issued....................   1,906      2,274
Shares issued - reinvestment of
 dividends and distributions.....       0      1,212
Shares redeemed..................  (1,565)    (2,420)
                                   ------     ------
Net increase (decrease) in shares
 outstanding.....................     341      1,066
                                   ======     ======

                   AEGON/Transamerica Series Fund, Inc. 142

--------------------------------------------------------------------------------
   C.A.S.E. GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2000 of $ 2,448 (Post-October Losses Deferred), as having been incurred in the fiscal year ending December 31, 2001.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $  94,366
                                           =========
Unrealized appreciation................... $   9,784
Unrealized (depreciation).................   (30,698)
                                           ---------
Net unrealized appreciation (depreciation) $ (20,914)
                                           =========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the period ended June 30, 2001 and the years ended December 31, 2000 and 1999, ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A). For the years prior to 1999, ratio of net expenses to average net assets equals total expenses less the advisory fee waiver and fees paid indirectly.

                   AEGON/Transamerica Series Fund, Inc. 143

--------------------------------------------------------------------------------
   C.A.S.E. GROWTH


   SUPPLEMENTARY INFORMATION

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        91.0 %  3.9 %   5.1 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          92.6 %  2.4 %   5.0 %
Peter R. Brown          93.1 %  1.7 %   5.2 %
Charles C. Harris       92.3 %  2.5 %   5.2 %
Russell A. Kimball, Jr. 92.3 %  2.5 %   5.2 %
Patrick S. Baird        93.0 %  1.9 %   5.1 %
William W. Short, Jr.   92.3 %  2.5 %   5.2 %
Daniel Calabria         92.4 %  2.5 %   5.1 %
Janice B. Case          93.0 %  2.0 %   5.0 %
Leo J. Hill             92.8 %  2.2 %   5.0 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        89.3 %  3.1 %   7.6 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

         FOR   AGAINST ABSTAIN
        90.8 %  3.8 %   5.4 %

Proposal 9

To approve a change to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold:

         FOR   AGAINST ABSTAIN
        92.1 %  2.6 %   5.3 %

                   AEGON/Transamerica Series Fund, Inc. 144

                 [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                           C.A.S.E. Management, Inc.
                       5355 Tower Center Road, Suite 907
                             Boca Raton, FL 33486

                               AEGON/Transamerica
                                Series Fund, Inc.
                         Formerly, WRL Series Fund, Inc.

                                NWQ Value Equity
                         Formerly, WRL NWQ Value Equity

                       Semi-Annual Report | June 30, 2001


                                  August 2001
                                  ACC00001-8/01

NWQ VALUE EQUITY

 ...seeks to achieve maximum, consistent total return with minimum risk to principal.



MARKET ENVIRONMENT

While this year's six Federal Reserve Board ("Fed") rate cuts have yet to have a positive impact on the economy, they did manage to stop the carnage in the stock market. The Standard and Poor's 500 Composite Stock Index ("S&P 500"), in fact, managed a modest gain in this year's second quarter. The recovery appears primarily due to the Fed's actions as a host of profit warnings and grim management outlooks for 2001 seemed to stop each stock market rally before it gained any momentum. Many sectors of the economy are feeling the impact of a slowdown in capital spending, weak economies abroad, a strong dollar, and, until recently, high energy costs. Given the substantial monetary (interest rate cuts) and fiscal (tax cuts) stimulus this year, we remain cautiously optimistic that economic growth is near an inflection point with some recovery likely later this year.

PERFORMANCE

Value stocks have been strong performers, both on a relative and absolute basis, over most of the last year. Over the last six months, value indexes were modestly negative, but the value style of investing has shown the defensive qualities investors historically expected from this investment approach. For the six months ended June 30, 2001, NWQ Value Equity returned 2.99 %, which compares very favorably to the S&P 500 and the Russell 1000 Value Index, which returned (6.70)% and (1.26)%, respectively.

STRATEGY REVIEW

After a long period when extreme patience has been required to stick with a true value discipline, investors are reaping the rewards of style diversification. Indeed, we believe the influences are in place to favor a new cycle of superior returns from value investing. Typically, value stocks (including both cyclicals as well as financials) begin to outperform the market when the Fed has begun to ease credit to reverse the course of the slowing economy by lowering interest rates. Improved performance can begin even if actual earnings are still in decline. The direct benefit of lower rates on valuations along with improving economic visibility typically has the greatest positive impact on value-oriented stocks. Historical market data shows that once started, value cycles persist for two to eight years. Our belief remains that NWQ Value Equity will have a relative performance tailwind in the period ahead.

OUTLOOK

On June 27, 2001, the Fed lowered rates for the sixth time but by only 25 basis points. The Fed appears to be signaling that their aggressive rate-cutting campaign is close to ending. With 2.75 % of rate cuts over just six months and fiscal stimulus ready to start, the Fed appears to believe that monetary ease already in the pipeline is sufficient stimulus for the struggling U.S. economy.

Looking forward, the road for the economy and financial markets will likely be bumpy. However, these events are part of the normal cycle: the winter before the spring. As excesses continue to be worked out of the system and valuations return to historical levels the volatility will diminish. The underpinnings of the U.S. economy continue to remain strong. The Federal budget is in surplus, inflation is low, the dollar remains strong, the central banks around the globe are lowering interest rates, and the government is business-friendly. Combined with these positive factors, tax cuts and the possibility of further rate reductions may set the stage for a healthy economic recovery.


/s/ E.C. Friedel                                 /s/ Jon Bosse
----------------                                 -------------
EDWARD C. FRIEDEL                                JON D. BOSSE

                                NWQ Value Equity
                               Portfolio Managers

The views expressed in this commentary on NWQ Value Equity reflect those of the portfolio managers through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  148

                                                                      [NWQ LOGO]

NWQ VALUE EQUITY

We believe the influences are in place to favor a new cycle of superior returns from value investing

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. NWQ Value Equity and the Standard and Poor's 500 Composite Stock Index.



[ ]  NWQ Value Equity    $ 17,259

[ ]  S&P 500             $ 20,244

Portfolio Average Annual Total Return
As of June 30, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years       10 Years        From Inception
--------------------------------------------------------------------------------
  16.54 %        11.36 %          N/A              11.15 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite
Stock Index (S&P) over the same time frame.

                                                  Portfolio       S&P Index
                 Inception 5/1/96                 $10,000          $10,000
                 Period Ended 12/31/96            $11,319          $11,500
                 FYE 12/31/97                     $14,153          $15,337
                 FYE 12/31/98                     $13,477          $19,720
                 FYE 12/31/99                     $14,548          $23,870
                 FYE 12/31/00                     $16,758          $21,698
                 FPE 06/30/01                     $17,259          $20,244



* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
Philip Morris Companies Inc.                        4.09 %
Wells Fargo & Company                               3.76 %
Fannie Mae                                          3.52 %
Bank of America Corporation                         3.44 %
FleetBoston Financial Corporation                   3.11 %

Five Largest Industries (% of Net Assets)
Commercial Banks                                   14.03 %
Telecommunications                                  9.33 %
Petroleum Refining                                  6.27 %
Tobacco Products                                    4.09 %
Instruments & Related Products                      4.00 %


                                [GRAPHIC MATRIX]

                                  Equity Matrix
                                Investment Style

Equity Matrix

Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.


                   AEGON/Transamerica Series Fund, Inc.  149

--------------------------------------------------------------------------------
   NWQ VALUE EQUITY


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                         Number of  Market
                                          Shares    Value
                                         --------- --------
COMMON STOCKS (98.41 %)

   Air Transportation (1.68 %)
  Delta Air Lines, Inc..................   63,000  $  2,777

   Automotive (1.93 %)
  Delphi Automotive Systems Corporation.  200,000     3,186

   Chemicals & Allied Products (3.06 %)
  Praxair, Inc..........................   55,000     2,585
  Rohm and Haas Company.................   75,000     2,468

   Commercial Banks (14.03 %)
  Bank of America Corporation...........   94,500     5,672
  First Union Corporation...............   98,800     3,452
  FleetBoston Financial Corporation.....  130,000     5,128
  Morgan Chase & Co. (J.P.).............   59,700     2,663
  Wells Fargo & Company.................  133,400     6,193

   Communication (2.73 %)
  AT&T Corp. - Liberty Media
   Group - Class A (a)..................  225,000     3,935
  NTL Incorporated (a) (b)..............   47,375       571

   Computer & Office Equipment (1.02 %)
  Pitney Bowes Inc......................   40,000     1,685

   Construction (1.32 %)
  Halliburton Company (b)...............   61,200     2,179

   Department Stores (1.24 %)
  Federated Department Stores, Inc. (a).   48,000     2,040

   Electric Services (2.44 %)
  DTE Energy Company....................   86,000     3,994
  Progress Energy, Inc. - CVO (a) (d)...   45,000        25

   Electronic & Other Electric Equipment (1.29 %)
  Emerson Electric Co...................   11,600       702
  Matsushita Electric Industrial
   Co., Ltd. - ADR (b)..................   90,000     1,422

   Electronic Components & Accessories (2.35 %)
  Agere Systems Inc. (a)................  517,200     3,879

   Fabricated Metal Products (1.93 %)
  Fortune Brands, Inc...................   83,000     3,184

   Food & Kindred Products (3.12 %)
  Kraft Foods, Inc. - Class A (a).......   77,600     2,406
  Sara Lee Corporation..................  145,000     2,746

   Food Stores (1.27 %)
  Albertson's, Inc......................   70,000     2,099

                                                   Number of  Market
                                                    Shares    Value
                                                   --------- --------
           COMMON STOCKS (continued)

              Gas Production & Distribution (1.61 %)
             El Paso Corporation..................   30,580  $  1,607
             Peoples Energy Corporation...........   26,000     1,045

              Health Services (3.30 %)
             HCA - The Healthcare Company.........   63,900     2,888
             Tenet Healthcare Corporation (a).....   49,500     2,554

              Holding & Other Investment Offices (2.28 %)
             IndyMac Mortgage Holdings, Inc. (a)..  140,000     3,752

              Industrial Machinery & Equipment (3.97 %)
             Alstom - ADR (b).....................   57,000     1,590
             Deere & Company......................   39,450     1,493
             Grant Prideco, Inc. (a)..............   65,000     1,137
             Ingersoll-Rand Company...............   56,500     2,328

              Instruments & Related Products (4.00 %)
             Agilent Technologies, Inc. (a).......   62,721     2,038
             Raytheon Company (b).................  109,400     2,905
             Teradyne, Inc. (a)...................   50,000     1,655

              Insurance (2.89 %)
             Aetna Inc. (a).......................   69,000     1,785
             MGIC Investment Corporation..........   41,000     2,978

              Insurance Agents, Brokers & Service (2.55 %)
             Hartford Financial Services
              Group, Inc. (The)...................   61,500     4,207

              Metal Mining (1.34 %)
             Barrick Gold Corporation (b).........  146,000     2,212

              Mortgage Bankers & Brokers (2.28 %)
             Countrywide Credit Industries, Inc...   82,000     3,762

              Oil & Gas Extraction (3.12 %)
             Anadarko Petroleum Corporation.......   19,850     1,072
             Kerr-McGee Corporation...............   44,000     2,916
             Noble Affiliates, Inc................   32,500     1,149

              Paper & Allied Products (2.10 %)
             Kimberly-Clark Corporation...........   62,000     3,466

              Paperboard Containers & Boxes (1.18 %)
             Packaging Corporation of America (a).  125,000     1,941

              Petroleum Refining (6.27 %)
             Chevron Corporation (b)..............   33,000     2,987
             Conoco Inc. - Class B................  140,000     4,046
             Tosco Corporation....................   75,000     3,304

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 150

--------------------------------------------------------------------------------
   NWQ VALUE EQUITY


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                 Number of   Market
                                                  Shares     Value
                                                 ---------- ---------
          COMMON STOCKS (continued)

             Primary Metal Industries (1.59 %)
            USX - U.S. Steel Group..............    130,000 $   2,620

             Stone, Clay & Glass Products (2.28 %)
            Minnesota Mining & Manufacturing
             Company............................     33,000     3,765

             Telecommunications (9.33 %)
            ALLTEL Corporation..................     42,500     2,604
            AT&T Corp...........................     65,011     1,430
            Sprint Corporation (FON Group)......    230,000     4,912
            Telephone and Data Systems, Inc.....     37,000     4,024
            Verizon Communications, Inc.........     45,000     2,408

             Tobacco Products (4.09 %)
            Philip Morris Companies Inc.........    132,900     6,744

             U.S. Government Agencies (3.52 %)
            Fannie Mae..........................     68,100     5,798

             Water Transportation (1.30 %)
            Carnival Corporation................     70,000     2,149
                                                            ---------
           Total Common Stocks
           (cost: $ 146,279 ).............................   162,262
                                                            ---------


                                                 Principal   Market
                                                  Amount     Value
                                                 ---------- ---------
          SHORT-TERM OBLIGATIONS (1.44 %)

            Investors Bank & Trust Company (c)
             3.08 %, Repurchase Agreement dated
             06/29/2001 to be repurchased at
             $ 2,377 on 07/02/2001..............  $   2,376 $   2,376
                                                            ---------
           Total Short-Term Obligations
           (cost: $ 2,376)................................     2,376
                                                            ---------
           Total Investment Securities
           (cost: $ 148,655).............................. $ 164,638
                                                            =========

          SUMMARY

            Investments, at market value..........  99.85 % $ 164,638
            Other assets in excess of liabilities.   0.15 %       241
                                                   -------- ---------
            Net assets............................ 100.00 % $ 164,879
                                                   ======== =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1C). The market value at June 30, 2001 of all securities on loan is $
   10,401.
(c)At June 30, 2001, repurchase agreements are collateralized by $ 19,690 Freddie Mac ARM - 845292 (8.20 % due 02/01/2023) with a market value and accrued interest of $ 2,495.
(d)Security valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

DEFINITIONS

ADR American Depositary Receipt
ARM Adjustable Rate Mortgage
CVO Contingent Value Obligation

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 151

--------------------------------------------------------------------------------
   NWQ VALUE EQUITY


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost..................... $ 148,655
                                                          =========
  Investments in securities, at market value............. $ 164,638
  Cash...................................................        50
  Cash collateral for securities on loan.................    10,861
  Receivables:
   Securities sold.......................................         0
   Interest..............................................         3
   Dividends.............................................       300
   Other.................................................       132
                                                          ---------
    Total assets.........................................   175,984
                                                          ---------
Liabilities:
  Securities purchased...................................         0
  Accounts payable and accrued liabilities:
   Investment advisory fees..............................       108
   Dividends to shareholders.............................         0
   Deposits for securities on loan.......................    10,861
   Other fees............................................       136
                                                          ---------
    Total liabilities....................................    11,105
                                                          ---------
      Net assets......................................... $ 164,879
                                                          =========
Net Assets Consists of:
  Capital stock shares authorized........................    50,000
                                                          =========
  Capital stock ($ .01 par value)........................       111
  Additional paid-in capital.............................   143,065
  Accumulated undistributed (distributions in excess of)
   net investment income (loss)..........................     1,043
  Accumulated undistributed net realized gain (loss) on
   investment securities.................................     4,677
  Net unrealized appreciation (depreciation) on
   investment securities.................................    15,983
                                                          ---------
  Net assets applicable to outstanding shares of capital. $ 164,879
                                                          =========
  Shares outstanding.....................................    11,143
                                                          =========
  Net asset value and offering price per share........... $   14.80
                                                          =========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

Investment Income:
  Interest................................................. $   164
  Dividends................................................   1,333
  Foreign tax withheld.....................................      (2)
                                                            -------
    Total investment income................................   1,495
                                                            -------
Expenses:
  Investment advisory fees.................................     614
  Printing and shareholder reports.........................      26
  Custody fees.............................................      16
  Administrative service fees..............................      11
  Legal fees...............................................       3
  Auditing and accounting fees.............................       4
  Directors fees...........................................       2
  Registration fees........................................       0
  Other fees...............................................       1
                                                            -------
    Total expenses.........................................     677
Less:
  Fees paid indirectly.....................................       0
                                                            -------
    Net expenses...........................................     677
                                                            -------
  Net investment income (loss).............................     818
                                                            -------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on investment securities........   5,598
  Change in unrealized appreciation (depreciation) on
   investment securities...................................  (2,075)
                                                            -------
  Net gain (loss) on investment securities.................   3,523
                                                            -------
    Net increase (decrease) in net assets resulting from
     operations............................................ $ 4,341
                                                            =======

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  152

--------------------------------------------------------------------------------
   NWQ VALUE EQUITY


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands) (unaudited)

                                                                             June 30,   December 31,
                                                                               2001         2000
                                                                             ---------  ------------
Operations:
  Net investment income (loss).............................................. $     818   $   1,475
  Net realized gain (loss) on investment securities.........................     5,598      14,583
  Change in unrealized appreciation (depreciation) on investment securities.    (2,075)      1,997
                                                                             ---------   ---------
  Net increase (decrease) in net assets resulting from operations...........     4,341      18,055
                                                                             ---------   ---------
Distribution to Shareholders:
  Net investment income.....................................................         0      (1,819)
  In excess of net investment income........................................         0           0
  Net realized gains........................................................         0        (510)
  In excess of net realized gains...........................................         0        (921)
                                                                             ---------   ---------
    Total distributions.....................................................         0      (3,250)
                                                                             ---------   ---------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares.........................................    31,837      54,716
  Dividends and distributions reinvested                                             0       3,250
  Cost of shares redeemed...................................................   (16,117)    (65,111)
                                                                             ---------   ---------
    Increase (decrease) in net assets from capital share transactions.......    15,720      (7,145)
                                                                             ---------   ---------
  Net increase (decrease) in net assets.....................................    20,061       7,660

Net Assets:
  Beginning of period.......................................................   144,818     137,158
                                                                             ---------   ---------
  End of period............................................................. $ 164,879   $ 144,818
                                                                             =========   =========
  Undistributed (distributions in excess of) net investment income.......... $   1,043   $     225
                                                                             =========   =========


FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,                      December 31,
                                                                      --------- -------------------------------------------
                                                                        2001      2000       1999       1998       1997
                                                                      --------- ---------  ---------  ---------  ---------
Net asset value, beginning of period................................. $   14.37 $   12.77  $   12.12  $   13.90  $   11.27
                                                                      --------- ---------  ---------  ---------  ---------
  Income from operations:
   Net investment income (loss)......................................      0.08      0.15       0.10       0.12       0.12
   Net realized and unrealized gain (loss) on investments............      0.35      1.78       0.85      (0.78)      2.69
                                                                      --------- ---------  ---------  ---------  ---------
    Net income (loss) from operations................................      0.43      1.93       0.95      (0.66)      2.81
                                                                      --------- ---------  ---------  ---------  ---------
  Distributions:
   Dividends from net investment income..............................      0.00     (0.18)     (0.10)     (0.13)     (0.09)
   Dividends in excess of net investment income......................      0.00      0.00       0.00      (0.12)     (0.07)
   Distributions from net realized gains on investments..............      0.00     (0.05)      0.00      (0.62)     (0.02)
   Distributions in excess of net realized gains on investments......      0.00     (0.10)     (0.20)     (0.25)      0.00
                                                                      --------- ---------  ---------  ---------  ---------
    Total distributions..............................................      0.00     (0.33)     (0.30)     (1.12)     (0.18)
                                                                      --------- ---------  ---------  ---------  ---------
Net asset value, end of period....................................... $   14.80 $   14.37  $   12.77  $   12.12  $   13.90
                                                                      ========= =========  =========  =========  =========
Total return.........................................................    2.99 %   15.19 %     7.95 %    (4.78)%    25.04 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 164,879 $ 144,818  $ 137,158  $ 157,157  $ 173,435
   Ratio of total expenses to average net assets/(6)/................    0.88 %    0.88 %     0.90 %     0.89 %     0.89 %
   Ratio of net expenses to average net assets/(6)/..................    0.88 %    0.88 %     0.90 %     0.89 %     0.89 %
   Ratio of net investment income (loss) to average net assets/(6)/..    1.07 %    1.10 %     0.77 %     0.89 %     0.90 %
   Portfolio turnover rate...........................................   15.98 %   46.34 %    34.19 %    43.60 %    17.28 %


                                                                      1996/(1)/
                                                                      --------
Net asset value, beginning of period................................. $  10.00
                                                                      --------
  Income from operations:
   Net investment income (loss)......................................     0.10
   Net realized and unrealized gain (loss) on investments............     1.23
                                                                      --------
    Net income (loss) from operations................................     1.33
                                                                      --------
  Distributions:
   Dividends from net investment income..............................    (0.04)
   Dividends in excess of net investment income......................     0.00
   Distributions from net realized gains on investments..............    (0.02)
   Distributions in excess of net realized gains on investments......     0.00
                                                                      --------
    Total distributions..............................................    (0.06)
                                                                      --------
Net asset value, end of period....................................... $  11.27
                                                                      ========
Total return.........................................................  13.19 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 49,394
   Ratio of total expenses to average net assets/(6)/................   1.10 %
   Ratio of net expenses to average net assets/(6)/..................   1.00 %
   Ratio of net investment income (loss) to average net assets/(6)/..   0.89 %
   Portfolio turnover rate...........................................   7.93 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 153

--------------------------------------------------------------------------------
   NWQ VALUE EQUITY


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

NWQ Value Equity, (the "portfolio", formerly known as WRL NWQ Value Equity) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects a full six or twelve month time frame, except the period that includes the inception date of the portfolio which was May 1, 1996.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $ 14 is included in interest income.

D. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

E. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

F. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

G. Repurchase Agreements

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives

                   AEGON/Transamerica Series Fund, Inc. 154

--------------------------------------------------------------------------------
   NWQ VALUE EQUITY


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--(continued)

delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.80 %       1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with NWQ Investment Management Company, Inc. ("NWQ") to provide investment services to the portfolio and compensates NWQ as described in the Fund's Statement of Additional Information.

NWQ may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or NWQ. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or NWQ during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 3. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

                   AEGON/Transamerica Series Fund, Inc. 155

--------------------------------------------------------------------------------
   NWQ VALUE EQUITY



   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)



NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 46,932
  U.S. Government................................    1,175
Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............   23,681
  U.S. Government................................        0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
-                                 -------- ------------
Shares issued....................   2,190      4,101
Shares issued - reinvestment of
 dividends and distributions.....       0        232
Shares redeemed..................  (1,124)    (4,998)
                                   ------     ------
Net increase (decrease) in shares
 outstanding.....................   1,066       (665)
                                   ======     ======

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2000 of $ 935 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2001.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 148,655
                                           =========
Unrealized appreciation................... $  22,929
Unrealized (depreciation).................    (6,946)
                                           ---------
Net unrealized appreciation (depreciation) $  15,983
                                           =========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the period ended June 30, 2001 and the years ended December 31, 2000 and 1999, ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A). For the years prior to 1999, ratio of net expenses to average net assets equals total expenses less the advisory fee waiver and fees paid indirectly.

                   AEGON/Transamerica Series Fund, Inc. 156

--------------------------------------------------------------------------------
   NWQ VALUE EQUITY


   SUPPLEMENTARY INFORMATION

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        93.4 %  2.4 %   4.2 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          96.0 %  1.3 %   2.7 %
Peter R. Brown          95.6 %  1.6 %   2.8 %
Charles C. Harris       95.5 %  1.6 %   2.9 %
Russell A. Kimball, Jr. 95.6 %  1.4 %   3.0 %
Patrick S. Baird        95.8 %  1.3 %   2.9 %
William W. Short, Jr.   95.8 %  1.3 %   2.9 %
Daniel Calabria         95.7 %  1.4 %   2.9 %
Janice B. Case          95.9 %  1.2 %   2.9 %
Leo J. Hill             95.8 %  1.3 %   2.9 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        92.7 %  2.7 %   4.6 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

         FOR   AGAINST ABSTAIN
        93.0 %  2.8 %   4.2 %

Proposal 9

To approve a change to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold:

         FOR   AGAINST ABSTAIN
        93.3 %  2.3 %   4.4 %


                   AEGON/Transamerica Series Fund, Inc. 157

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                    NWQ Investment Management Company, Inc.
                       2049 Century Park East, 4th Floor
                             Los Angeles, CA 90067

                               AEGON/Transamerica
                                Series Fund, Inc.
                         Formerly, WRL Series Fund, Inc.

                             GE International Equity
                      Formerly, WRL GE International Equity

                       Semi-Annual Report | June 30, 2001


                                   August 2001
                                  ACC00001-8/01

GE INTERNATIONAL EQUITY

 ...seeks long-term growth of capital.

MARKET ENVIRONMENT

The global economic weakness continued across the period. Within the Morgan Stanley Capital International ("MSCI") indexes Continental Europe returned (19.01)% and the U.K. returned (12.97)%. Japan performed marginally better, but still returned (8.26)% during the period. The developed markets of the Pacific Basin ex-Japan returned (7.55)%. The best performing markets globally were New Zealand, Australia and Ireland, which returned 5.01 %, 2.93 %, and 2.87 %, respectively. Portugal, which returned (23.64)%, and the new entrant to the developed market index, Greece, which returned (26.71)%, were among the major laggards along with Sweden and Finland. The euro continued to weaken against the dollar as did the yen.

PERFORMANCE

For the six months ended June 30, 2001, GE International Equity returned (11.99)%, outperforming its benchmark, the MSCI (EAFE) Index, which returned (14.75)%.

STRATEGY REVIEW

The largest contributions to the portfolio's outperformance came from stock selection in Continental Europe and Latin America. Major individual contributions came from Grupo Financiero Banamex Accival, SA de CV - Class O (Mexican commercial bank), Canon Inc. (Japanese computer & office equipment), Billiton PLC (UK primary metal industries), and Pohang Iron & Steel Co., Ltd. (Korean primary metal industries). The weakest performers in the portfolio were Vodafone Group PLC (UK telecommunications), Cable and Wireless PLC (UK telecommunications), Telefonica SA - ADR (Spanish telecommunications), Alcatel (French communications equipment), and ING Groep NV (Dutch life insurance).

In keeping with our investment philosophy of buying undervalued growth stocks, we added the following names to the portfolio during the period: Petro-Canada (Canadian oil & gas extraction), Daito Trust Construction Co., Ltd. (Japanese construction), Statoil ASA CMN (Norwegian oil &gas extraction), International Power PLC (UK electric services), Syngenta AG - Registered Shares (Swiss chemicals & allied products), Elan Corporation PLC - ADR (Irish pharmaceuticals), Bombardier Inc. (Canadian aerospace), Manulife Financial Corporation (Canadian insurance), Scottish Power PLC (UK electric services), and China Petroleum and Chemical Corporation (Sinopec) - H Shares (Chinese oil &gas extraction). We trimmed positions in EADS (French aerospace), Telefonaktiebolaget LM Ericsson - Class B (Swedish telecommunications), Hutchison Whampoa Limited (Hong Kong holding & other investment offices), Asahi Bank, Ltd. (Japanese commercial bank), Celestica Inc. (U.S.) (Canadian electronic components & accessories), and Murata Manufacturing Company, Ltd. (Japanese electronic components & accessories).

OUTLOOK

Though central banks in the U.S. and the UK have continued to cut rates, economic statistics show no sign of recovery internationally. Still, stock markets have markedly slowed their rate of decline. At this stage, with unemployment rising around the world and GDP forecasts being trimmed, it seems certain that the recent barrage of profit warnings will continue. We also expect that interest rates will continue to be cut until such time as a bottoming out of the world's economies is in evidence. Until that time, we will continue to favor the more defensive sectors, particularly those that benefit from declining rates, specifically banking and insurance, or can ride out short-term economic cycles.

From a relative perspective, Europe continues to be more attractive with impending pension and tax reform a future driver of activity, while Japan, until such time as reform really bites, will experience lackluster growth. In conclusion, we continue to look for the best opportunities that fit our undervalued growth philosophy, the cornerstone of our investment process.


/s/ Ralph R. Layman
------------------
RALPH R. LAYMAN

GE International Equity
Portfolio Manager

The views expressed in this commentary on GE International Equity reflect those of the portfolio manager through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.



                    AEGON/Transamerica Series Fund, Inc.  160

                                                           [GE Investments Logo]

GE INTERNATIONAL EQUITY

It seems certain that the recent barrage of profit warnings will continue.

Comparison of change in value of $ 10,000 investment in AEGON/TransamericaSeries Fund, Inc. GE International Equity, and the Morgan Stanley Capital International
(EAFE) Index.


[ ]  GE International
     Equity                 $ 11,341

[ ]  MSCI (EAFE)            $ 11,467


Portfolio Average Annual Total Return
As of June 30, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years       10 Years        From Inception
--------------------------------------------------------------------------------
 (25.43)%          N/A            N/A              2.84 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International
(EAFE) Index over the same time frame.

                                                                        MSCI
                                                   Portfolio           (EAFE)
                 Inception 1/2/97                   $10,000            $10,000
                 Period Ended 12/31/97              $10,750            $10,206
                 FYE 12/31/98                       $12,131            $12,281
                 FYE 12/31/99                       $15,158            $15,633
                 FYE 12/31/00                       $12,886            $13,451
                 FPE 06/30/01                       $11,341            $11,467

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
BAE Systems PLC                                     2.28 %
ING Groep NV                                        2.13 %
Total Fina Elf SA                                   1.98 %
CGNU PLC                                            1.92 %
Vivendi Universal                                   1.74 %

Five Largest Industries (% of Net Assets)
Commercial Banks                                    8.69 %
Telecommunications                                  5.77 %
Insurance                                           5.64 %
Life Insurance                                      4.99 %
Chemicals & Allied Products                         4.00 %


                                [GRAPHIC MATRIX]

                                  Equity Matrix
                                Investment Style

Equity Matrix

Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuations, political instability, and different accounting standards.



                    AEGON/Transamerica Series Fund, Inc.  161

--------------------------------------------------------------------------------
   GE INTERNATIONAL EQUITY


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                    Number of Market
                                                     Shares   Value
                                                    --------- -------
          PREFERRED STOCKS (1.15 %)

             Chemicals & Allied Products (0.86 %)

            Henkel KGaA............................    5,740  $   333

             Medical Instruments & Supplies (0.29 %)

            Fresenius Medical Care AG..............    2,220      115
                                                              -------
           Total Preferred Stocks
           (cost: $ 426)....................................     448
                                                              -------

          COMMON STOCKS (75.17 %)

             Aerospace (3.58 %)

            BAE Systems PLC........................  185,272      888
            Bombardier Inc. - Class B..............   14,357      216
            Embraer-Empresa Brasileira de
             Aeronautica SA - ADR (b)..............    7,455      291

             Apparel Products (0.39 %)

            Giardano International Limited.........  296,000      154

             Automotive (2.28 %)

            Autoliv, Inc...........................   17,726      305
            Bayerische Motoren Werke AG (BMW)......    9,460      312
            Desc, SA de CV - ADR (a)...............      863        7
            Desc, SA de CV - Series B (a)..........   19,340        8
            Mazda Motor Corporation (a)............  103,000      258

             Business Services (1.87 %)

            Publicis Groupe SA.....................    1,916       46
            Publicis Groupe SA - rights............    1,916        5
            Vivendi Universal......................   11,627      678

             Chemicals & Allied Products (3.14 %)

            Aventis SA.............................    5,075      405
            Bayer AG...............................    3,841      150
            Kao Corporation........................   12,592      313
            Shin-Etsu Chemical Co., Ltd............    8,000      294
            Syngenta AG - Registered Shares (a)....    1,222       64

             Commercial Banks (8.69 %)

            Banca Intesa SpA (b)...................  118,095      418
            Banco Comercial Portugues, SA -
             Registered Shares (a).................   18,332       68
            Bank of Ireland........................   61,739      607
            Bayerische Hypo - und Vereinsbank AG...    2,940      144
            BNP Paribas (b)........................    4,998      435
            Credit Suisse Group (a)................    1,798      296
            Deutsche Bank AG.......................    5,319      380
            Dresdner Bank AG.......................      214       10
            Grupo Financiero Banamex Accival,
             SA de CV - Class O....................  223,624      578
            Mizuho Holdings, Inc...................       20       93
            Nordea AB - FDR........................   18,423      106

                                                     Number of Market
                                                      Shares   Value
                                                     --------- -------
         COMMON STOCKS (continued)

            Commercial Banks (continued)

           Svenska Handelsbanken AB - Class A.......    4,735  $    68
           Uniao de Bancos Brasileiros SA - GDR (b)     7,536      192

            Communications Equipment (0.27 %)

           Alcatel..................................    4,982      104

            Computer & Data Processing Services (0.12 %)

           Getronics NV.............................    7,431       31
           TietoEnator Corporation..................      618       14

            Computer & Office Equipment (1.81 %)

           Canon Inc................................   12,000      485
           Fujitsu Limited..........................   21,000      221

            Construction (0.87 %)

           Acciona SA...............................    1,417       53
           Daito Trust Construction Co., Ltd........    7,500      127
           Saipem SpA...............................   29,150      160

            Electric Services (1.64 %)

           E.ON AG (b)..............................    3,911      203
           International Power PLC (a)..............   35,164      148
           National Grid Group PLC (The)............   20,926      154
           Scottish Power PLC.......................   10,895       80
           Tokyo Electric Power
            Company, Inc. (The).....................    2,100       54

            Electric, Gas & Sanitary Services (0.74 %)

           Suez.....................................    8,900      287

            Electrical Goods (0.46 %)

           Johnson Electric Holdings Limited........  131,600      181

            Electronic & Other Electric Equipment (2.89 %)

           Koninklijke Philips Electronics NV.......   13,857      368
           Samsung Electronics Co., Ltd.............    1,180      175
           Sony Corporation.........................    8,900      585

            Electronic Components & Accessories (3.18 %)

           Minebea Co., Ltd.........................   45,000      296
           Toshiba Corporation......................   93,000      492
           United Microelectronics
            Corporation - ADR (a) (b)...............   50,870      453

            Food & Kindred Products (0.63 %)

           Koninklijke Numico NV....................    6,428      247

            Food Stores (2.78 %)

           Carrefour SA.............................   12,286      651
           Koninklijke Ahold NV.....................   13,892      435

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 162

--------------------------------------------------------------------------------
   GE INTERNATIONAL EQUITY


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                    Number of Market
                                                     Shares   Value
                                                    --------- -------
          COMMON STOCKS (continued)

             Holding & Other Investment Offices (1.57 %)

            Grupo Carso SA de CV - ADR (a).........    5,374  $    32
            Investor AB - Class B..................    1,030       13
            Invik & Co. AB - Class B...............      696       50
            Kinnevik AB - Class B..................    1,353       28
            Lagardere S.C.A........................   10,393      490

             Industrial Machinery & Equipment (3.88 %)

            Alstom (b).............................   18,149      505
            ASM Lithography Holding NV (a).........    9,119      205
            Invensys PLC...........................  292,598      555
            Komatsu Ltd............................   54,000      248

             Insurance (5.64 %)

            CGNU PLC...............................   54,370      751
            Muenchener Rueckversicherungs -
             Gesellschaft AG (b)...................    1,921      540
            Muenchener Rueckversicherungs -
             Gesellschaft AG - warrants............       19        1
            Riunione Adriatica di Sicurta SpA (b)..   29,511      363
            Royal & Sun Alliance Insurance
             Group PLC.............................   72,890      548

             Insurance Agents, Brokers & Service (1.07 %)

            Sampo Insurance Company Ltd. - Class A.   48,815      416

             Life Insurance (4.99 %)

            Axa....................................   17,572      501
            ING Groep NV...........................   12,724      832
            Manulife Financial Corporation.........   10,224      285
            Prudential PLC.........................   27,207      329

             Lumber & Construction Materials (1.14 %)

            CRH PLC................................   26,074      444

             Machinery, Equipment & Supplies (0.29 %)

            Schneider Electric SA (b)..............    2,068      114

             Management Services (0.32 %)

            CGI Group Inc. (a).....................   21,764      124

             Manufacturing Industries (0.77 %)

            MG Technologies AG.....................   29,419      299

             Medical Instruments & Supplies (1.19 %)

            Fresenius Medical Care AG (b)..........    3,488      247
            Nycomed Amersham PLC...................   30,116      218

             Oil & Gas Extraction (3.98 %)

            China Petroleum and Chemical
             Corporation (Sinopec) - H Shares......  686,000      137

                                                      Number of Market
                                                       Shares   Value
                                                      --------- -------
         COMMON STOCKS (continued)

            Oil & Gas Extraction (continued)

           Petro-Canada..............................  12,309   $   292
           Petroleo Brasileiro SA -
            Petrobras - ADR (b)......................   7,614       198
           Repsol-YPF, SA............................   3,692        61
           Statoil ASA CMN (a).......................  12,597        93
           Total Fina Elf SA.........................   5,514       773

            Paper & Allied Products (0.94 %)

           Jefferson Smurfit Group PLC...............  61,791       114
           Stora Enso Oyj - R Shares.................  23,229       252

            Pharmaceuticals (2.00 %)

           Biovail Corporation (a) (b)...............   4,172       181
           Elan Corporation PLC - ADR (a) (b)........   4,162       254
           Merck KGaA................................   4,200       148
           Teva Pharmaceutical Industries Ltd. - ADR.   3,202       199

            Primary Metal Industries (1.24 %)

           Billiton PLC..............................  15,784        79
           Coflexip SA - ADR (b).....................   1,828       138
           Corus Group PLC...........................  30,103        26
           Ispat International NV -
            NY Registered Shares (a).................   8,593        29
           Pohang Iron & Steel Co., Ltd..............   1,010        81
           Pohang Iron & Steel Co., Ltd. - ADR.......   6,674       132

            Printing & Publishing (0.70 %)

           Reed International PLC....................  30,707       272

            Radio & Television Broadcasting (0.47 %)

           Grupo Televisa SA de CV - ADR (a).........   4,582       183

            Real Estate (0.99 %)

           Cheung Kong (Holdings) Limited............  35,300       385

            Rubber & Misc. Plastic Products (0.63 %)

           Compagnie Generale des Etablissements
            Michelin - Class B.......................   7,747       245

            Telecommunications (5.77 %)

           America Movil, SA de CV -
            Series L - ADR (b).......................   1,982        41
           Cable & Wireless Optus Ltd. (a)...........  72,117       136
           Cable & Wireless PLC......................  45,955       270
           Datacraft Asia Limited....................  29,160       119
           Hellenic Telecommunications
            Organization SA..........................     352         5
           Hellenic Telecommunications
            Organization SA - ADR (b)................  13,009        83
           Korea Telecom Corporation.................   1,646        66
           Korea Telecom Corporation - ADR (b).......   4,713       104

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 163

--------------------------------------------------------------------------------
   GE INTERNATIONAL EQUITY


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                   Number of  Market
                                                    Shares    Value
                                                   --------- --------
          COMMON STOCKS (continued)

             Telecommunications (continued)

            Nippon Telegraph and Telephone
             Corporation..........................       35  $    183
            Telefonica SA (a).....................   41,490       512
            Telefonica SA - ADR (a) (b)...........      464        17
            Telekomunikacja Polska SA -
             ADR - 144A (c).......................   23,448       105
            Vodafone Group PLC....................  275,234       609

             Transportation & Public Utilities (1.11 %)

            Brambles Industries Limited...........   17,698       432

             Water Transportation (0.81 %)

            IHC Caland NV.........................    6,299       318

             Wholesale Trade Durable Goods (0.33 %)

            Itochu Corporation....................   31,896       130
                                                             --------
           Total Common Stocks
           (cost: $ 34,886)................................   29,333
                                                             --------
           Total Investment Securities
           (cost: $ 35,312)................................ $ 29,781
                                                             ========

          SUMMARY:

            Investments, at market value..........   76.32 % $ 29,781
            Other assets in excess of liabilities.   23.68 %    9,238
                                                    -------  --------
            Net assets............................  100.00 % $ 39,019
                                                    =======  ========

          FORWARD CURRENCY CONTRACTS:
                                                             Net
                                            Amount in     Unrealized
                        Bought Settlement U.S. Dollars   Appreciation
          Currency      (Sold)    Date    Bought (Sold) (Depreciation)
          --------      ------ ---------- ------------- --------------
          British Pound     6  07/02/2001     $   9          $ 0
          British Pound   (32) 07/02/2001       (45)           0
          Euro Dollar      36  07/02/2001        31            0
          Euro Dollar     (19) 07/02/2001       (16)           0
          Japanese Yen   (157) 07/02/2001        (1)           0
                                              -----          ---
           Total.........................     $ (22)         $ 0
                                              =====          ===

                                                            Market
                                                Percentage  Value
                                                ---------- ---------
            INVESTMENTS BY COUNTRY:

               Australia.......................    1.91 %   $    568
               Canada..........................    3.08 %        917
               Finland.........................    2.29 %        681
               France..........................   17.59 %      5,240
               Germany.........................    9.67 %      2,881
               Greece..........................    0.02 %          5
               Hong Kong.......................    2.87 %        856
               Ireland.........................    3.53 %      1,051
               Italy...........................    3.16 %        941
               Japan...........................   12.69 %      3,779
               Korea...........................    1.08 %        321
               Mexico..........................    1.97 %        586
               Netherlands.....................    8.18 %      2,435
               Norway..........................    0.31 %         93
               Portugal........................    0.23 %         68
               Spain...........................    2.10 %        626
               Sweden..........................    1.91 %        569
               Switzerland.....................    1.21 %        360
               United Kingdom..................   16.93 %      5,042
               United States...................    9.27 %      2,762
                                                 --------  ---------
                Investments, at market value...  100.00 %   $ 29,781
                                                 ========  =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1E). The market value at June 30, 2001 of all securities on loan is $ 4,006.
(c)Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

DEFINITIONS

ADR American Depositary Receipt
FDR Finnish Depositary Receipt
GDR Global Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 164

--------------------------------------------------------------------------------
   GE INTERNATIONAL EQUITY


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

     Assets:
       Investments in securities, at cost....................... $ 35,312
                                                                 ========
       Foreign cash, at cost.................................... $      0
                                                                 ========
       Investments in securities, at market value............... $ 29,781
       Cash.....................................................    9,340
       Foreign cash.............................................        0
       Cash collateral for securities on loan...................    4,225
       Receivables:
        Securities sold.........................................      132
        Interest................................................       17
        Dividends...............................................       41
        Dividend reclaims receivable............................       20
        Foreign currency contracts..............................        0
        Other...................................................       42
                                                                 --------
         Total assets...........................................   43,598
                                                                 --------
     Liabilities:
       Securities purchased.....................................      279
       Accounts payable and accrued liabilities:
        Investment advisory fees................................       31
        Due to custodian........................................        1
        Dividends to shareholders...............................        0
        Deposits for securities on loan.........................    4,225
        Foreign currency contracts..............................        0
        Other fees..............................................       43
                                                                 --------
         Total liabilities......................................    4,579
                                                                 --------
           Net assets........................................... $ 39,019
                                                                 ========
     Net Assets Consists of:
       Capital stock shares authorized..........................   50,000
                                                                 ========
       Capital stock ($ .01 par value).......................... $     43
       Additional paid-in capital...............................   45,432
       Accumulated undistributed (distributions in excess of)
        net investment income (loss)............................    1,361
       Accumulated undistributed net realized gain (loss) on
        investment securities and foreign currency transactions.   (2,284)
       Net unrealized appreciation (depreciation) on:
        Investment securities...................................   (5,531)
        Foreign currency transactions...........................       (2)
                                                                 --------
       Net assets applicable to outstanding shares of capital... $ 39,019
                                                                 ========
       Shares outstanding.......................................    4,286
                                                                 ========
       Net asset value and offering price per share............. $   9.10
                                                                 ========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

Investment Income:
  Interest............................................. $     80
  Dividends............................................      452
  Foreign tax withheld.................................      (52)
                                                        --------
    Total investment income............................      480
                                                        --------
Expenses:
  Investment advisory fees.............................      178
  Printing and shareholder reports.....................       11
  Custody fees.........................................       68
  Administrative service fees..........................        4
  Legal fees...........................................        1
  Auditing and accounting fees.........................        4
  Directors fees.......................................        1
  Registration fees....................................        0
  Other fees...........................................        1
                                                        --------
    Total expenses.....................................      268
Less:
  Advisory fee waiver and expense reimbursement........       55
  Fees paid indirectly.................................        0
                                                        --------
    Net expenses.......................................      213
                                                        --------
  Net investment income (loss).........................      267
                                                        --------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on:
   Investment securities...............................   (1,921)
   Foreign currency transactions.......................      (44)
                                                        --------
    Total net realized gain (loss).....................   (1,965)
                                                        --------
  Change in unrealized appreciation (depreciation) on:
   Investment securities...............................   (2,533)
   Foreign currency transactions.......................       (3)
                                                        --------
    Total change in unrealized appreciation
     (depreciation)....................................   (2,536)
                                                        --------
  Net gain (loss) on investment securities and foreign
   currency transactions...............................   (4,501)
                                                        --------
    Net increase (decrease) in net assets resulting
     from operations................................... $ (4,234)
                                                        ========


The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 165

--------------------------------------------------------------------------------
   GE INTERNATIONAL EQUITY


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                                                               June 30,
                                                                                                                 2001
                                                                                                               ---------
Operations:
  Net investment income (loss)................................................................................ $     267
  Net realized gain (loss) on investment securities and foreign currency transactions.........................    (1,965)
  Change in unrealized appreciation (depreciation) on investment securities and foreign currency transactions.    (2,536)
                                                                                                               ---------
  Net increase (decrease) in net assets resulting from operations.............................................    (4,234)
                                                                                                               ---------
Distribution to Shareholders:
  Net investment income.......................................................................................         0
  In excess of net investment income..........................................................................         0
  Net realized gains..........................................................................................         0
  In excess of net realized gains.............................................................................         0
                                                                                                               ---------
   Total distributions........................................................................................         0
                                                                                                               ---------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares...........................................................................    74,852
  Dividends and distributions reinvested......................................................................         0
  Cost of shares redeemed.....................................................................................   (68,250)
                                                                                                               ---------
   Increase (decrease) in net assets from capital share transactions..........................................     6,602
                                                                                                               ---------
  Net increase (decrease) in net assets.......................................................................     2,368

Net Assets:
  Beginning of period.........................................................................................    36,651
                                                                                                               ---------
  End of period............................................................................................... $  39,019
                                                                                                               =========
  Undistributed (distributions in excess of) net investment income............................................ $   1,361
                                                                                                               =========

                                                                                                               December 31,
                                                                                                                   2000
                                                                                                               ------------
Operations:
  Net investment income (loss)................................................................................  $     101
  Net realized gain (loss) on investment securities and foreign currency transactions.........................      5,271
  Change in unrealized appreciation (depreciation) on investment securities and foreign currency transactions.    (10,867)
                                                                                                                ---------
  Net increase (decrease) in net assets resulting from operations.............................................     (5,495)
                                                                                                                ---------
Distribution to Shareholders:
  Net investment income.......................................................................................       (236)
  In excess of net investment income..........................................................................       (397)
  Net realized gains..........................................................................................     (4,786)
  In excess of net realized gains.............................................................................          0
                                                                                                                ---------
   Total distributions........................................................................................     (5,419)
                                                                                                                ---------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares...........................................................................     20,324
  Dividends and distributions reinvested......................................................................      5,419
  Cost of shares redeemed.....................................................................................    (11,757)
                                                                                                                ---------
   Increase (decrease) in net assets from capital share transactions..........................................     13,986
                                                                                                                ---------
  Net increase (decrease) in net assets.......................................................................      3,072

Net Assets:
  Beginning of period.........................................................................................     33,579
                                                                                                                ---------
  End of period...............................................................................................  $  36,651
                                                                                                                =========
  Undistributed (distributions in excess of) net investment income............................................  $   1,094
                                                                                                                =========

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,                  December 31,
                                                                      ---------  ------------------------------------------
                                                                        2001       2000       1999       1998     1997/(1)/
                                                                      ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period................................. $   10.34  $   14.28  $   12.07  $   10.70  $   10.00
                                                                      ---------  ---------  ---------  ---------  ---------
  Income from operations:
   Net investment income (loss)......................................      0.07       0.04       0.04       0.03       0.02
   Net realized and unrealized gain (loss) on investments............     (1.31)     (2.15)      2.90       1.35       0.73
                                                                      ---------  ---------  ---------  ---------  ---------
    Net income (loss) from operations................................     (1.24)     (2.11)      2.94       1.38       0.75
                                                                      ---------  ---------  ---------  ---------  ---------
  Distributions:
   Dividends from net investment income..............................      0.00      (0.07)     (0.05)     (0.01)     (0.01)
   Dividends in excess of net investment income......................      0.00      (0.12)      0.00       0.00      (0.04)
   Distributions from net realized gains on investments..............      0.00      (1.64)     (0.68)      0.00       0.00
   Distributions in excess of net realized gains on investments......      0.00       0.00       0.00       0.00       0.00
                                                                      ---------  ---------  ---------  ---------  ---------
    Total distributions..............................................      0.00      (1.83)     (0.73)     (0.01)     (0.05)
                                                                      ---------  ---------  ---------  ---------  ---------
Net asset value, end of period....................................... $    9.10  $   10.34  $   14.28  $   12.07  $   10.70
                                                                      =========  =========  =========  =========  =========
Total return.........................................................  (11.99)%   (14.99)%    24.95 %    12.85 %     7.50 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $  39,019  $  36,651  $  33,579  $  32,149  $  19,795
   Ratio of total expenses to average net assets/(6)/................    1.50 %     1.66 %     1.84 %     1.96 %     3.14 %
   Ratio of net expenses to average net assets/(6)/..................    1.20 %     1.30 %     1.50 %     1.50 %     1.50 %
   Ratio of net investment income (loss) to average net assets/(6)/..    1.49 %     0.29 %     0.31 %     0.30 %     0.18 %
   Portfolio turnover rate...........................................   26.57 %   111.83 %    99.77 %    71.74 %    54.33 %


The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 166

--------------------------------------------------------------------------------
   GE INTERNATIONAL EQUITY


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT
       ACCOUNTING POLICIES

GE International Equity, (the "portfolio", formerly known as WRL GE International Equity) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects a full six or twelve month time frame, except the period that includes the inception date of the portfolio which was January 2, 1997.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

D. Forward Foreign Currency Contracts

The portfolio is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counterparties to meet the terms of their contracts. The open forward currency contracts at June 30, 2001 are listed in the Schedule of Investments.

E. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $ 11 is included in interest income.


                   AEGON/Transamerica Series Fund, Inc. 167

--------------------------------------------------------------------------------
   GE INTERNATIONAL EQUITY


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--(continued)

F. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

G. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

H. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS
       WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              1.00 %       1.20 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with GE Asset Management Incorporated ("GE") to provide investment services to the portfolio and compensates GE as described in the Fund's Statement of Additional Information.

GE may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or GE. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or GE during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.


                   AEGON/Transamerica Series Fund, Inc. 168

--------------------------------------------------------------------------------
   GE INTERNATIONAL EQUITY


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 2--(continued)

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 1. Invested plan amounts and the total liability for deferred compensation to the Directors under the plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 9,068
  U.S. Government................................       0
Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............   8,495
  U.S. Government................................       0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                June 30, December 31,
                                  2001       2000
-                               -------- ------------
Shares issued..................   7,823     1,608
Shares issued - reinvestment of
 dividends and distributions...       0       499
Shares redeemed................  (7,081)     (914)
                                 ------     -----
Net increase (decrease) in
 shares outstanding............     742     1,193
                                 ======     =====

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2000 of $ 4 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2001.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 35,953
                                           ========
Unrealized appreciation................... $  1,191
Unrealized (depreciation).................   (7,363)
                                           --------
Net unrealized appreciation (depreciation) $ (6,172)
                                           ========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the period ended June 30, 2001 and the years ended December 31, 2000 and 1999, ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A). For the years prior to 1999, ratio of net expenses to average net assets equals total expenses less the advisory fee waiver and fees paid indirectly.

                   AEGON/Transamerica Series Fund, Inc. 169

--------------------------------------------------------------------------------
   GE INTERNATIONAL EQUITY


   SUPPLEMENTARY INFORMATION

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        94.3 %  1.9 %   3.8 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          94.2 %  2.6 %   3.2 %
Peter R. Brown          93.7 %  2.9 %   3.4 %
Charles C. Harris       93.6 %  2.9 %   3.5 %
Russell A. Kimball, Jr. 93.7 %  2.8 %   3.5 %
Patrick S. Baird        94.0 %  2.5 %   3.5 %
William W. Short, Jr.   93.9 %  2.7 %   3.4 %
Daniel Calabria         95.9 %  0.6 %   3.5 %
Janice B. Case          95.8 %  0.8 %   3.4 %
Leo J. Hill             95.9 %  0.6 %   3.5 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        91.6 %  3.7 %   4.7 %

Proposal 9

To approve a change to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold:

         FOR   AGAINST ABSTAIN
        92.9 %  3.0 %   4.1 %

                   AEGON/Transamerica Series Fund, Inc. 170

                 [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                       GE Asset Management Incorporated
                              3003 Summer Street
                              Stamford, CT 06905

                               AEGON/Transamerica
                                Series Fund, Inc.
                         Formerly, WRL Series Fund, Inc.


                                 GE U.S. Equity
                          Formerly, WRL GE U.S. Equity



                       Semi-Annual Report | June 30, 2001


                                   August 2001
                                  ACC00001-8/01

GE U.S. EQUITY

 ...seeks long-term growth of capital.


MARKET ENVIRONMENT

Lower interest rates seemed to stabilize consumer confidence a bit as the period came to a close. Economic news concerning housing and employment also helped investors focus on a recovery in corporate profits over the next several quarters. The Federal Reserve Board ("Fed") is providing liquidity to the markets and that should be constructive over the next twelve months. Stock selection continued to be critical in navigating difficult market currents.

The portfolio held up well in a slowing economic environment due to its style neutrality and solid stock selection. The economy has slowed dramatically from last year's GDP peak of 7 % to about 1 % in the first quarter of 2001. Technology was the hardest hit sector and, fortunately, the portfolio was underweighted in the group. The Fed has been adding liquidity to the market through interest rate cuts, which helped our overweighting in financial stocks. We believe the market is bottoming over the near term and should begin to pick up sometime in 2002.

PERFORMANCE

GE U.S. Equity outperformed its benchmark for the period. For the six months ended June 30, 2001, GE U.S. Equity returned (5.47)%, while the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned (6.70)%.

STRATEGY REVIEW

The portfolio's relatively good performance was driven by an underweighting in the technology and strong stock selection within the industry. Actually, our technology stocks as a group were up for the period while the S&P 500's technology holdings were substantially down. Other areas that helped performance included capital goods, consumer staples, transportation, and financials.

In the technology sector, strong performance was found in services-systems companies First Data Corporation and Equifax Inc. Software companies Microsoft Corporation, Intuit Inc., and PeopleSoft, Inc. have also experienced impressive price appreciation this year. Other favorable stocks included AT & T Corp. - Liberty Media Group - Class A, Lowe's Companies, Inc., Citigroup Inc., and Cardinal Health, Inc.

A few sectors, including consumer cyclicals, energy, and utilities, hurt performance over the six months. Stocks with significant losses included NTL Incorporated, CVS Corporation, and Nabors Industries, Inc. In addition, the portfolio's lack of ownership in AOL Time Warner Inc. and Tyco International Inc. hurt relative performance, as these stocks were up considerably for the period.

OUTLOOK

We believe GE U.S. Equity is positioned well in this moderating economy. We also believe the market is bottoming over the near term and should begin to pick up sometime in 2002. Whatever the economy or the market does, we will continue to focus on long-term leaders in each industry and sector with a particular focus on good quality earnings and solid managements.


/s/ E.K. Bolton
---------------
EUGENE K. BOLTON

GE U.S. Equity
Portfolio Manager


The views expressed in this commentary on GE U.S. Equity reflect those of the portfolio manager through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  174

GE U.S. EQUITY

We believe the market is bottoming over the near term and should begin to pick up sometime in 2002.

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. GE U.S. Equity and the Standard and Poor's 500 Composite Stock Index.

[ ]  GE U.S. Equity       $ 17,330

[ ]  S&P 500              $ 17,603

Portfolio Average Annual Total Return
As of June 30, 2001

--------------------------------------------------------------------------------
  1 Year    5 Years  10 Years  From Inception
--------------------------------------------------------------------------------
  (6.33)%     N/A       N/A        13.03 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite
Stock Index (S&P) over the same time frame.

                                                 Portfolio       S&P Index
                 Inception 1/2/97                 $10,000         $10,000
                 Period Ended 12/31/97            $12,701         $13,336
                 FYE 12/31/98                     $15,606         $17,148
                 FYE 12/31/99                     $18,479         $20,756
                 FYE 12/31/00                     $18,333         $18,867
                 FPE 06/30/01                     $17,330         $17,603

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
Citigroup Inc.                                      4.83 %
Microsoft Corporation                               3.86 %
Exxon Mobil Corporation                             3.25 %
First Data Corporation                              2.62 %
Merck & Co., Inc.                                   2.60 %

Five Largest Industries (% of Net Assets)
Pharmaceuticals                                    11.98 %
Commercial Banks                                    9.21 %
Computer & Data Processing Services                 8.49 %
Petroleum Refining                                  5.19 %
Insurance                                           4.62 %


                                [GRAPHIC MATRIX]
                                Investment Style


Equity Matrix

Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.



                   AEGON/Transamerica Series Fund, Inc.  175

--------------------------------------------------------------------------------
   GE U.S. EQUITY


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                            Number of Market
                                             Shares   Value
                                            --------- -------
COMMON STOCKS (97.35 %)

   Aerospace (2.62 %)
  Boeing Company (The).....................   36,802  $ 2,046
  United Technologies Corporation..........   40,689    2,981

   Air Transportation (0.47 %)
  AMR Corporation (a)......................   16,566      599
  Continental Airlines, Inc. -
   Class B (a) (b).........................    5,997      295

   Amusement & Recreation Services (0.60 %)
  Disney (Walt) Company (The)..............   40,211    1,162

   Beverages (1.88 %)
  Anheuser-Busch Companies, Inc. (c).......   13,554      558
  Coca-Cola Company (The)..................   26,054    1,172
  PepsiCo, Inc. (c)........................   42,469    1,877

   Business Services (2.09 %)
  Catalina Marketing Corporation (a).......   32,228      983
  Equifax Inc..............................   66,805    2,450
  Interpublic Group of Companies,
   Inc. (The) (b)..........................   20,030      588

   Chemicals & Allied Products (1.66 %)
  Avon Products, Inc.......................   12,546      581
  Colgate-Palmolive Company................    3,843      227
  Dow Chemical Company (The)...............   12,045      400
  Du Pont (E.I.) de Nemours and Company....    9,940      480
  Pharmacia Corporation....................   12,952      595
  Procter & Gamble Company (The)...........    9,053      578
  Rohm and Haas Company....................    9,885      325

   Commercial Banks (9.21 %)
  Bank of America Corporation..............   18,072    1,085
  Bank of New York Company, Inc. (The).....    6,359      305
  Bank One Corporation.....................   11,747      421
  Citigroup Inc............................  175,509    9,275
  FleetBoston Financial Corporation........   34,126    1,346
  Morgan Chase & Co. (J.P.)................   46,174    2,059
  PNC Financial Services Group, Inc. (The).   23,705    1,560
  State Street Corporation.................   12,952      641
  U. S. Bancorp............................   21,084      481
  Wells Fargo & Company....................   10,843      503

   Communication (3.91 %)
  Adelphia Communications
   Corporation - Class A (a) (b)...........    2,551      105
  AT&T Corp. - Liberty Media
   Group - Class A (a).....................  174,395    3,050
  Comcast Corporation - Class A (a)........   68,222    2,961

                                                    Number of Market
                                                     Shares   Value
                                                    --------- -------
           COMMON STOCKS (continued)

              Communication (continued)
             NTL Incorporated (a) (b)..............   46,671   $  562
             UnitedGlobalCom, Inc. - Class A (a)...    1,807       16
             Viacom, Inc. - Class B (a)............   15,849      820

              Communications Equipment (0.09 %)
             Tellabs, Inc. (a).....................    9,036      174

              Computer & Data Processing Services (8.49 %)
             Automatic Data Processing, Inc........   32,379    1,609
             Convergys Corporation (a).............   15,963      483
             Electronic Data Systems Corp..........    4,518      282
             First Data Corporation................   78,312    5,033
             IMS Health Incorporated...............    3,706      106
             Intuit Inc. (a).......................   22,138      885
             Microsoft Corporation (a) (b).........  102,257    7,425
             Oracle Corporation (a)................   15,471      294
             PeopleSoft, Inc. (a)..................    3,866      190

              Computer & Office Equipment (3.91 %)
             Cisco Systems, Inc. (a)...............   22,590      411
             Compaq Computer Corporation...........   46,988      728
             Dell Computer Corporation (a).........   72,740    1,888
             EMC Corporation (a) (b)...............   13,403      389
             Hewlett-Packard Company...............   13,408      383
             International Business Machines
              Corporation..........................   21,687    2,451
             Pitney Bowes Inc......................   14,157      596
             Sun Microsystems, Inc. (a)............   27,108      426
             Unisys Corporation (a)................   16,079      237

              Department Stores (0.19 %)
             Federated Department Stores, Inc. (a).    8,735      371

              Drug Stores & Proprietary Stores (0.80 %)
             CVS Corporation.......................   39,608    1,529

              Electric Services (1.38 %)
             Calpine Corporation (a)...............   11,446      433
             Dominion Resources, Inc...............   16,114      969
             Duke Energy Corporation...............   32,228    1,257

              Electric, Gas & Sanitary Services (0.81 %)
             Exelon Corporation....................   17,319    1,110
             Xcel Energy, Inc......................   15,963      454

              Electronic & Other Electric Equipment (1.01 %)
             Eaton Corporation.....................    7,591      532
             Emerson Electric Co. (b)..............   19,629    1,188
             Energizer Holdings, Inc. (a)..........    4,518      104
             Gemstar-TV Guide
              International, Inc. (a)..............    2,851      121

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 176

--------------------------------------------------------------------------------
   GE U.S. EQUITY


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                     Number of Market
                                                      Shares   Value
                                                     --------- -------
         COMMON STOCKS (continued)

            Electronic Components & Accessories (3.37 %)
           Analog Devices, Inc. (a).................  33,336   $ 1,442
           Intel Corporation........................  70,180     2,053
           Molex Incorporated - Class A.............  60,493     1,804
           Texas Instruments Incorporated...........  37,198     1,172

            Environmental Services (0.44 %)
           Waste Management, Inc....................  27,560       849

            Fabricated Metal Products (0.47 %)
           Gillette Company (The)...................  13,554       393
           Parker-Hannifin Corporation..............  12,048       511

            Food & Kindred Products (1.30 %)
           General Mills, Inc.......................  27,909     1,222
           H.J. Heinz Company.......................   9,033       369
           Ralston Purina Company...................  30,120       904

            Gas Production & Distribution (0.70 %)
           El Paso Corporation......................  25,602     1,345

            Health Services (0.63 %)
           Lincare Holdings Inc. (a)................  35,542     1,067
           Sybron Dental Specialties, Inc. (a)......   7,382       151

            Industrial Machinery & Equipment (2.61 %)
           Applied Materials, Inc. (a)..............  19,277       947
           Axcelis Technologies, Inc. (a)...........       1        (d)
           Baker Hughes Incorporated................  37,047     1,241
           Deere & Company..........................   6,051       229
           Dover Corporation (b)....................  61,294     2,308
           Weatherford International, Inc. (a)......   6,175       296

            Instruments & Related Products (0.06 %)
           PerkinElmer, Inc.........................   4,506       124

            Insurance (4.62 %)
           AFLAC Incorporated.......................   7,204       227
           Allstate Corporation (The)...............  52,409     2,305
           American International Group, Inc........  23,354     2,008
           Berkshire Hathaway Inc. - Class B (a)....     237       545
           Chubb Corporation........................   9,488       735
           Fidelity National Financial, Inc.........  11,859       291
           Loews Corporation........................   9,337       602
           MGIC Investment Corporation..............  12,650       919
           St. Paul Companies, Inc. (The)...........  12,650       641
           UnitedHealth Group Incorporated..........   9,664       597

            Insurance Agents, Brokers & Service (1.91 %)
           Hartford Financial Services
            Group, Inc. (The).......................  28,312     1,937
           Marsh & McLennan Companies, Inc..........  17,108     1,728

                                                   Number of Market
                                                    Shares   Value
                                                   --------- ------
             COMMON STOCKS (continued)

                Life Insurance (0.04 %)
               Lincoln National Corporation.......    1,506  $   78

                Lumber & Other Building Materials (1.66 %)
               Home Depot, Inc. (The).............   30,422   1,416
               Lowe's Companies, Inc..............   24,397   1,770

                Lumber & Wood Products (0.73 %)
               Weyerhaeuser Company...............   25,646   1,410

                Medical Instruments & Supplies (1.15 %)
               Apogent Technologies, Inc. (a).....   24,397     600
               Baxter International Inc...........   15,874     778
               DENTSPLY International Inc.........    8,406     373
               Medtronic, Inc.....................    9,801     451

                Metal Mining (0.26 %)
               Barrick Gold Corporation (b).......   33,132     502

                Mining (0.33 %)
               Martin Marietta Materials, Inc.....   12,650     626

                Oil & Gas Extraction (3.37 %)
               Anadarko Petroleum Corporation (b).   10,843     586
               Burlington Resources Inc...........   19,880     794
               Devon Energy Corporation (b).......   12,951     680
               Nabors Industries, Inc. (a) (b)....   38,553   1,434
               Schlumberger Limited...............   28,011   1,475
               Transocean Sedco Forex Inc.........   21,235     876
               Unocal Corporation.................   18,674     638

                Paper & Allied Products (1.05 %)
               Bowater Incorporated...............    8,121     363
               International Paper Company........   10,844     387
               Kimberly-Clark Corporation.........   22,681   1,268

                Petroleum Refining (5.19 %)
               BP Amoco PLC - ADR.................   11,144     556
               Chevron Corporation................    6,626     600
               Conoco Inc. - Class B..............   36,144   1,045
               Exxon Mobil Corporation............   71,415   6,239
               Royal Dutch Petroleum Company -
                NY Registered Shares..............   15,964     930
               Texaco Inc.........................    9,036     602

                Pharmaceuticals (11.98 %)
               Abbott Laboratories................   23,042   1,106
               American Home Products Corporation.   10,241     598
               Bristol-Myers Squibb Co............   15,813     827
               Cardinal Health, Inc. (b) (c)......   63,584   4,387
               Johnson & Johnson (b)..............   90,662   4,533
               Lilly (Eli) and Company............   21,988   1,627
               Merck & Co., Inc...................   78,162   4,995
               Pfizer Inc.........................  110,381   4,421

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 177

--------------------------------------------------------------------------------
   GE U.S. EQUITY


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                     Number of Market
                                                      Shares   Value
                                                     --------- ------
          COMMON STOCKS (continued)

             Pharmaceuticals (continued)
            Schering-Plough Corporation.............   9,036   $  327
            Watson Pharmaceuticals, Inc. (a)........   2,860      176

             Primary Metal Industries (0.18 %)
            Alcoa Inc...............................   8,735      344

             Printing & Publishing (0.74 %)
            Gannett Co., Inc........................  21,686    1,429

             Railroads (1.26 %)
            Burlington Northern Santa Fe Corp.......  35,867    1,082
            Canadian Pacific Limited................  34,638    1,342

             Security & Commodity Brokers (2.59 %)
            American Express Company (c)............  46,301    1,796
            Goldman Sachs Group, Inc. (The).........   6,085      522
            Lehman Brothers Holdings Inc............  18,735    1,457
            Morgan Stanley Dean Witter & Co.........  18,675    1,199

             Stone, Clay & Glass Products (0.89 %)
            Minnesota Mining & Manufacturing
             Company................................  14,991    1,710

             Telecommunications (4.43 %)
            AT&T Corp...............................  13,856      305
            Nextel Communications, Inc. -
             Class A (a) (b)........................  19,788      346
            Qwest Communications
             International Inc......................  24,096      768
            SBC Communications Inc..................  58,735    2,353
            Sprint Corporation (FON Group)..........  26,506      566
            Sprint Corporation
             (PCS Group) (a) (b)....................  39,759      960
            Verizon Communications, Inc.............  40,511    2,167
            Vodafone Group PLC - ADR (b)............  38,553      862
            WorldCom, Inc. -
             WorldCom Group (a).....................  12,628      189

             Tobacco Products (0.32 %)
            Philip Morris Companies Inc.............  12,108      614

             Transportation Equipment (0.55 %)
            General Dynamics Corporation............  13,464    1,048

             U.S. Government Agencies (2.90 %)
            Fannie Mae..............................  53,381    4,545
            Freddie Mac.............................  14,578    1,020

                                                   Number of  Market
                                                    Shares    Value
                                                   --------- ---------
          COMMON STOCKS (continued)

             Variety Stores (1.93 %)
            Target Corporation....................   56,777  $   1,964
            Wal-Mart Stores, Inc..................   35,843      1,749

             Water Transportation (0.57 %)
            Carnival Corporation..................   35,858      1,101
                                                             ---------
           Total Common Stocks
           (cost: $ 180,275)...............................   187,019
                                                             ---------
           Total Investment Securities
           (cost: $ 180,275)............................... $ 187,019
                                                             =========
          SUMMARY:
            Investments, at market value..........  97.35 %  $ 187,019
            Other assets in excess of liabilities.   2.65 %      5,095
                                                   --------  ---------
            Net assets............................ 100.00 %  $ 192,114
                                                   ========  =========

             FUTURES CONTRACTS:
                                                          Net
                                                       Unrealized
                                  Settlement          Appreciation
                        Contracts    Date    Amount  (Depreciation)
                        --------- ---------- ------- --------------
               S&P 500
                Index..     5     09/20/2001 $ 1,540      $ 1

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1D). The market value at June 30, 2001 of all securities on loan is $
   13,672.
(c)At June 30, 2001, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The market value of all securities segregated at June 30, 2001 is $ 1,296.
(d)Market value is less than $ 1.

DEFINITIONS

ADR American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 178

--------------------------------------------------------------------------------
   GE U.S. EQUITY


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost..................... $ 180,275
                                                          =========
  Investments in securities, at market value............. $ 187,019
  Cash...................................................     5,225
  Cash collateral for securities on loan.................    14,069
  Receivables:
   Securities sold.......................................       492
   Interest..............................................        13
   Dividends.............................................       156
   Other.................................................       140
                                                          ---------
    Total assets.........................................   207,114
                                                          ---------
Liabilities:
  Securities purchased...................................       657
  Accounts payable and accrued liabilities:
   Investment advisory fees..............................       129
   Dividends to shareholders.............................         0
   Deposits for securities on loan.......................    14,069
   Other fees............................................       145
                                                          ---------
    Total liabilities....................................    15,000
                                                          ---------
      Net assets......................................... $ 192,114
                                                          =========
Net Assets Consists of:
  Capital stock shares authorized........................    50,000
                                                          =========
  Capital stock ($ .01 par value)........................ $     136
  Additional paid-in capital.............................   189,472
  Accumulated undistributed (distributions in excess of)
   net investment income (loss)..........................       682
  Accumulated undistributed net realized gain(loss) on
   investment securities and futures contracts...........    (4,921)
  Net unrealized appreciation (depreciation) on:
   Investment securities.................................     6,744
   Futures contracts.....................................         1
                                                          ---------
  Net assets applicable to outstanding shares of capital. $ 192,114
                                                          =========
  Shares outstanding.....................................    13,566
                                                          =========
  Net asset value and offering price per share........... $   14.16
                                                          =========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

Investment Income:
  Interest............................................. $     122
  Dividends............................................     1,116
  Foreign tax withheld.................................        (4)
                                                        ---------
    Total investment income............................     1,234
                                                        ---------
Expenses:
  Investment advisory fees.............................       782
  Printing and shareholder reports.....................        29
  Custody fees.........................................        43
  Administrative service fees..........................        12
  Legal fees...........................................         3
  Auditing and accounting fees.........................         4
  Directors fees.......................................         2
  Registration fees....................................         0
  Other fees...........................................         1
                                                        ---------
    Total expenses.....................................       876
Less:
  Fees paid indirectly.................................         0
                                                        ---------
    Net expenses.......................................       876
                                                        ---------
  Net investment income (loss).........................       358
                                                        ---------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on:
   Investment securities...............................    (4,651)
   Futures contracts...................................        16
                                                        ---------
    Total net realized gain (loss).....................    (4,635)
                                                        ---------
  Change in unrealized appreciation (depreciation) on:
   Investment securities...............................    (7,537)
   Futures contracts...................................        40
                                                        ---------
    Total change in unrealized appreciation
     (depreciation)....................................    (7,497)
                                                        ---------
  Net gain (loss) on investment securities and futures
   contracts...........................................   (12,132)
                                                        ---------
  Net increase (decrease) in net assets resulting from
   operations.......................................... $ (11,774)
                                                        =========


The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 179

--------------------------------------------------------------------------------
   GE U.S. EQUITY


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                                                   June 30,   December 31,
                                                                                                     2001         2000
                                                                                                   ---------  ------------
Operations:
  Net investment income (loss).................................................................... $     358   $     824
  Net realized gain (loss) on investment securities and futures contracts.........................    (4,635)      7,459
  Change in unrealized appreciation (depreciation) on investment securities and futures contracts.    (7,497)     (9,550)
                                                                                                   ---------   ---------
  Net increase (decrease) in net assets resulting from operations.................................   (11,774)     (1,267)
                                                                                                   ---------   ---------
Distribution to Shareholders:
  Net investment income...........................................................................         0      (1,467)
  In excess of net investment income..............................................................         0           0
  Net realized gains..............................................................................         0      (7,458)
  In excess of net realized gains.................................................................         0        (271)
                                                                                                   ---------   ---------
    Total distributions...........................................................................         0      (9,196)
                                                                                                   ---------   ---------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares...............................................................    21,183      64,992
  Dividends and distributions reinvested..........................................................         0       9,196
  Cost of shares redeemed.........................................................................   (23,056)    (37,231)
                                                                                                   ---------   ---------
   Increase (decrease) in net assets from capital share transactions..............................    (1,873)     36,957
                                                                                                   ---------   ---------
  Net increase (decrease) in net assets...........................................................   (13,647)     26,494

Net Assets:
  Beginning of period.............................................................................   205,761     179,267
                                                                                                   ---------   ---------
  End of period...................................................................................   192,114     205,761
                                                                                                   =========   =========
  Undistributed (distributions in excess of) net investment income................................ $     682   $     324
                                                                                                   =========   =========

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,                  December 31
                                                                      ---------  -----------------------------------------
                                                                        2001       2000       1999       1998     1997/(1)/
                                                                      ---------  ---------  ---------  ---------  --------
Net asset value, beginning of period................................. $   14.98  $   15.79  $   14.42  $   12.23  $  10.00
                                                                      ---------  ---------  ---------  ---------  --------
  Income from operations:
   Net investment income (loss)......................................      0.03       0.07       0.07       0.09      0.09
   Net realized and unrealized gain (loss) on investments............     (0.85)     (0.19)      2.55       2.69      2.60
                                                                      ---------  ---------  ---------  ---------  --------
    Net income (loss) from operations................................     (0.82)     (0.12)      2.62       2.78      2.69
                                                                      ---------  ---------  ---------  ---------  --------
  Distributions:
   Dividends from net investment income..............................      0.00      (0.11)     (0.18)     (0.15)    (0.04)
   Dividends in excess of net investment income......................      0.00       0.00      (0.33)     (0.33)    (0.38)
   Distributions from net realized gains on investments..............      0.00      (0.56)     (0.74)     (0.11)    (0.04)
   Distributions in excess of net realized gains on investments......      0.00      (0.02)      0.00       0.00      0.00
                                                                      ---------  ---------  ---------  ---------  --------
    Total distributions..............................................      0.00      (0.69)     (1.25)     (0.59)    (0.46)
                                                                      ---------  ---------  ---------  ---------  --------
Net asset value, end of period....................................... $   14.16  $   14.98  $   15.79  $   14.42  $  12.23
                                                                      =========  =========  =========  =========  ========
Total return.........................................................   (5.47)%    (0.79)%    18.41 %    22.87 %   27.01 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 192,114  $ 205,761  $ 179,267  $ 110,803  $ 42,951
   Ratio of total expenses to average net assets/(6)/................    0.90 %     0.88 %     0.93 %     1.05 %    1.54 %
   Ratio of net expenses to average net assets/(6)/..................    0.90 %     0.88 %     0.93 %     1.05 %    1.30 %
   Ratio of net investment income (loss) to average net assets/(6)/..    0.37 %     0.42 %     0.46 %     0.67 %    0.75 %
   Portfolio turnover rate...........................................   26.77 %    39.08 %    44.01 %    63.08 %   92.35 %


The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 180

--------------------------------------------------------------------------------
   GE U.S. EQUITY


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

GE U.S. Equity, (the "portfolio", formerly known as WRL GE U.S. Equity) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects a full six or twelve month time frame, except the period that includes the inception date of the portfolio which was January 2, 1997.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Futures and Options Contracts

The portfolio is authorized to enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of futures contracts and options is imperfect correlation between the change in the value of the futures contracts and options and the market value of the securities held, the possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts. The portfolio has entered into Standard & Poors Index of 500 Common Stocks futures contracts, which obligate the portfolio to settle variation margins in cash daily. The underlying face amounts at value of open futures contracts at June 30, 2001 are included in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the accompanying Statement of Assets and Liabilities.

D. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $ 11 is included in interest income.

E. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

                   AEGON/Transamerica Series Fund, Inc. 181

--------------------------------------------------------------------------------
   GE U.S. EQUITY


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--(continued)

F. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

G. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.80 %       1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with GE Asset Management Incorporated ("GE") to provide investment services to the portfolio and compensates GE as described in the Fund's Statement of Additional Information.

GE may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or GE. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or GE during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 3. Invested plan amounts and the total liability for deferred compensation to the Directors under the plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

                   AEGON/Transamerica Series Fund, Inc. 182

--------------------------------------------------------------------------------
   GE U.S. EQUITY


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 51,118
  U.S. Government................................    1,308

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............   50,739
  U.S. Government................................      623

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
                                  -------- ------------
Shares issued....................   1,462      4,168
Shares issued - reinvestment of
 dividends and distributions.....       0        599
Shares redeemed..................  (1,633)    (2,382)
                                   ------     ------
Net increase (decrease) in shares
 outstanding.....................    (171)     2,385
                                   ======     ======

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 182,221
                                           =========
Unrealized appreciation................... $  19,182
Unrealized (depreciation).................   (14,384)
                                           ---------
Net unrealized appreciation (depreciation) $   4,798
                                           =========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the period ended June 30, 2001 and the years ended December 31, 2000 and 1999, ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A). For the years prior to 1999, ratio of net expenses to average net assets equals total expenses less the advisory fee waiver and fees paid indirectly.

                   AEGON/Transamerica Series Fund, Inc. 183

--------------------------------------------------------------------------------
   GE U.S. EQUITY


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        93.9 %  1.4 %   4.7 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          94.2 %  2.0 %   3.8 %
Peter R. Brown          94.0 %  2.2 %   3.8 %
Charles C. Harris       94.2 %  1.9 %   3.9 %
Russell A. Kimball, Jr. 93.6 %  2.4 %   4.0 %
Patrick S. Baird        94.0 %  2.1 %   3.9 %
William W. Short, Jr.   93.7 %  2.3 %   4.0 %
Daniel Calabria         93.7 %  2.4 %   3.9 %
Janice B. Case          93.9 %  2.1 %   4.0 %
Leo J. Hill             93.7 %  2.4 %   3.9 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        92.0 %  3.1 %   4.9 %

Proposal 9

To approve a change to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold:

         FOR   AGAINST ABSTAIN
        92.6 %  2.5 %   4.9 %

                   AEGON/Transamerica Series Fund, Inc. 184

                 [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                       GE Asset Management Incorporated
                              3003 Summer Street
                              Stamford, CT 06905

                                                   AEGON/Transamerica
                                                    Series Fund, Inc.
                                             Formerly, WRL Series Fund, Inc.

                                                   Third Avenue Value
                                             Formerly, WRL Third Avenue Value







                                           Semi-Annual Report | June 30, 2001


August 2001
ACC00001-8/01

THIRD AVENUE VALUE

 ...seeks long-term capital appreciation.


MARKET ENVIRONMENT

Several major resource conversion activities occurred during the period. One of our largest holdings, Silicon Valley Group, Inc. was acquired at a premium to our cost basis by ASM Lithography Holding NV - NY Registered Shares in a stock-for-stock deal. Another major event was the announced sale of Liberty Financial Companies, Inc.'s asset management business to FleetBoston Financial Corporation for $ 900 million in cash and the assumption of $ 110 million in debt and the subsequent private transaction, which is scheduled to close in the second half of 2001.

PERFORMANCE

In addition to these resource conversions, the portfolio benefited from market appreciation in sectors such as clinical research organizations, passive components manufacturers, and real estate, offset by some softness in certain financials and oil services. All together, for the six months ended June 30, 2001, Third Avenue Value returned 7.59 %. By comparison, the Standard and Poor's 500 Composite Stock Index, returned (6.70)% for the same period.

STRATEGY REVIEW

Third Avenue Value portfolio holds both what we call "earnings common stocks" and "wealth creation common stocks". Most corporations probably do not have alternative methods for creating most of their wealth other than through the creation of recurring earnings or cash flows. These are essentially earnings companies and constitute the largest single part of the portfolio. However, there are a vast number of issuers that appear more like non-registered investment companies masquerading as operating companies. These companies do not strive for operating earnings but rather look to the creation of realized and unrealized appreciation. These are essentially wealth creation companies, even under conditions where controlled operations enjoy operating earnings.

The earnings common stocks acquired by Third Avenue Value during the period were, in almost all cases, acquired at well under 10 times peak earnings of the recent past. These common stocks were acquired only where it was felt, based on analysis, that the prospects were bright so that the next earnings peak would be materially better than the last. The prospects for dynamic revenue growth for a company like KEMET Corporation ("KEMET"), a producer of electronic components and accessories, seem so good that there have to be reasonable prospects that future earnings will exceed the year 2000 peak.

Earnings common stocks acquired during the quarter that meet our KEMET-like standards were AVX Corporation, Electro Scientific Industries, Inc., Trinity Industries, Inc., and Vishay Intertechnology, Inc.
In each case, the immediate earnings outlook seems mediocre to poor. The key analytic question for us as buy and hold investors is not the immediate outlook, but will the next peak be materially better than the last one.

Our pricing criteria for wealth creation common stocks is that we like to acquire at prices that represent a discount of at least 25 % from readily ascertainable net asset values. Indeed, for most of the wealth creation stocks in the Third Avenue Value portfolio, pricing was closer to a 40 % discount than a 25 % discount. Wealth creation common stocks acquired during the quarter included Brascan Corporation - Class A, Hutchison Whampoa Limited, Investor AB - Class A, Koger Equity, Inc., and The MONY Group Inc. Wealth creation common stocks that make up a major portion of the portfolio include Arch Capital Group Inc., Capital Southwest Corporation, Forest City Enterprises, Inc. - Class A, Japanese non-life insurers (e.g., The Tokio Marine & Fire Insurance Company, Limited - ADR, Mitsui Marine & Fire Insurance Co., Ltd.), Tejon Ranch Co., and Toyoda Automatic Loom Works, Ltd.

OUTLOOK

As we head into the second half of 2001, we continue to focus on finding additional investment opportunities that meet our "safe and cheap" criteria for achieving long-term growth. It is likely that we will also see continued resource conversion activity among the portfolio's holdings.

/s/ Martin J. Whitman
MARTIN J. WHITMAN
Third Avenue Value
Portfolio Manager


The views expressed in this commentary on Third Avenue Value reflect those of the portfolio manager through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  188

                                                       [THIRD AVENUE FUNDS LOGO]

THIRD AVENUE VALUE

We continue to focus on finding additional investment opportunities that meet our "safe and cheap" criteria.


Comparison of change in value of $ 10,000 investment in AEGON/TransamericaSeries Fund, Inc. Third Avenue Value and the Standard and Poor's 500 Composite Stock Index.


[_] Third Avenue Value   $ 15,712

[_]  S&P 500             $ 13,199

Portfolio Average Annual Total Return
As of June 30, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years       10 Years        From Inception
--------------------------------------------------------------------------------
  18.35 %          N/A            N/A              13.82 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite
Stock Index (S&P) over the same time frame.


                                            Portfolio          S&P Index
       Inception 1/2/98                      $10,000            $10,000
       Period Ended 12/31/98                  $9,316            $12,858
       FYE 12/31/99                          $10,780            $15,563
       FYE 12/31/00                          $14,604            $14,147
       FPE 06/30/01                          $15,712            $13,199

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
Electro Scientific Industries, Inc.                 5.77 %
KEMET Corporation                                   4.45 %
Vishay Intertechnology, Inc.                        4.04 %
Liberty Financial Companies, Inc.                   3.51 %
Electroglas, Inc.                                   3.31 %

Five Largest Industries (% of Net Assets)
Insurance                                          15.03 %
Electronic Components & Accessories                12.71 %
Industrial Machinery & Equipment                   11.91 %
Electronic & Other Electric Equipment               8.06 %
Life Insurance                                      5.56 %


[Equity Matrix GRAPH]
INVESTMENT STYLE

Equity Matrix

Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Small Capitalization: Smallest 80 % of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.

Companies with small capitalization have the potential for greater volatility than companies with large capitalization.

The limiited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience significant growth and failure rates.

                   AEGON/Transamerica Series Fund, Inc.  189

--------------------------------------------------------------------------------
   THIRD AVENUE VALUE


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                     Principal Market
                                                      Amount   Value
                                                     --------- -------
          CORPORATE DEBT SECURITIES (0.22 %)

             Stone, Clay & Glass Products (0.22 %)
            USG Corporation (d)
             9.25 %, due 09/15/2001................. $    500  $   315
                                                               -------
            Total Corporate Debt Securities
            (cost: $ 488)...................................      315
                                                               -------

                                                     Number of Market
                                                      Shares   Value
                                                     --------- -------
          CONVERTIBLE PREFERRED STOCKS (0.57 %)

             Hotels & Other Lodging Places (0.57 %)
            Lodgian Capital Trust I.................   90,000  $   810
                                                               -------
           Total Convertible Preferred Stocks
           (cost: $ 946).....................................     810
                                                               -------

          COMMON STOCKS (79.68 %)

             Agriculture (2.63 %)
            Tejon Ranch Co. (a).....................  137,305    3,742

             Automotive (2.13 %)
            Toyoda Automatic Loom Works, Ltd. (b)...  147,000    3,031

             Computer & Data Processing Services (0.64 %)
            Clarent Corporation (a).................    8,941       82
            NCR Corporation (a).....................   17,600      827

             Electronic & Other Electric Equipment (8.06 %)
            American Power Conversion
             Corporation (a)........................  207,200    3,263
            Electro Scientific Industries, Inc. (a).  215,800    8,221

             Electronic Components & Accessories (12.71 %)
            AVX Corporation.........................  217,600    4,570
            Bel Fuse Inc. - Class A (a).............    4,500      135
            Bel Fuse Inc. - Class B.................   39,400    1,310
            KEMET Corporation (a)...................  320,000    6,338
            Vishay Intertechnology, Inc. (a) (b)....  250,000    5,750

             Health Services (0.07 %)
            Prime Medical Services, Inc. (a)........   23,000      104

             Holding & Other Investment Offices (4.07 %)
            Capital Southwest Corporation...........   19,741    1,255
            Hutchison Whampoa Limited...............   60,000      606
            Investor AB - Class A...................   50,000      651
            Koger Equity, Inc.......................  199,000    3,284

             Industrial Machinery & Equipment (11.91 %)
            Alamo Group Inc.........................   82,900    1,181
            ASM Lithography Holding NV - NY
             Registered Shares (a) (b)..............   92,720    2,063

                                                     Number of Market
                                                      Shares   Value
                                                     -------   -------
          COMMON STOCKS (continued)

             Industrial Machinery & Equipment (continued)
            Brooks Automation, Inc. (a).............   25,000  $ 1,153
            Electroglas, Inc. (a)...................  266,500    4,717
            FSI International, Inc. (a).............  262,400    3,306
            Lindsay Manufacturing Co................  113,900    2,164
            SpeedFam-IPEC, Inc. (a).................   45,300      145
            Tecumseh Products Company - Class A.....   22,700    1,124
            Tecumseh Products Company - Class B.....   25,100    1,121

             Instruments & Related Products (1.33 %)
            Analogic Corporation....................   19,500      888
            CyberOptics Corporation (a).............   82,500    1,007

             Insurance (15.03 %)
            Aioi Insurance Company, Limited.........  761,400    2,535
            Arch Capital Group Inc. (a).............  285,900    4,503
            First American Corporation (b)..........   77,600    1,470
            Leucadia National Corporation...........   17,900      581
            MBIA, Inc...............................   30,000    1,670
            Mitsui Marine & Fire
             Insurance Co., Ltd.....................  307,000    1,571
            Radian Group, Inc.......................   57,464    2,324
            Stewart Information Services
             Corporation (a)........................   77,900    1,518
            Tokio Marine & Fire Insurance
             Company, Limited (The) - ADR...........   71,000    3,302
            Trenwick Group Ltd......................   85,600    1,962

             Life Insurance (5.56 %)
            Liberty Financial Companies, Inc........  154,300    5,007
            MONY Group Inc. (The)...................   72,700    2,917

             Metal Mining (0.96 %)
            Brascan Corporation - Class A...........   79,800    1,365

             Oil & Gas Extraction (0.97 %)
            Nabors Industries, Inc. (a) (b).........   37,000    1,376

             Paper & Allied Products (1.38 %)
            St. Joe Company (The)...................   73,000    1,963

             Railroads (0.51 %)
            Florida East Coast Industries, Inc......   20,429      721

             Real Estate (4.21 %)
            Avatar Holdings Inc. (a)................    3,500       81
            Catellus Development Corporation (a)....   89,500    1,562
            Forest City Enterprises, Inc. - Class A.   78,900    4,340
            HomeFed Corporation (a).................   14,182       13

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 190

--------------------------------------------------------------------------------
   THIRD AVENUE VALUE


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)


                                                   Number of  Market
                                                    Shares    Value
                                                   --------  ---------
          COMMON STOCKS (continued)

             Research & Testing Services (3.34 %)

            Kendle International Inc. (a).........  110,700  $   2,218
            PAREXEL International Corporation (a).  111,000      2,165
            Pharmaceutical Product
             Development, Inc. (a)................   12,400        378

             Security & Commodity Brokers (1.70 %)
            Legg Mason, Inc. (b)..................   30,000      1,493
            Southwest Securities Group, Inc. (b)..   45,000        932

             Stone, Clay & Glass Products (0.05 %)
            USG Corporation.......................   18,500         78

             Transportation Equipment (1.85 %)
            Trinity Industries, Inc...............  128,800      2,640

             Water Transportation (0.57 %)
            Alexander & Baldwin, Inc..............   31,500        811
                                                             ---------
           Total Common Stocks
           (cost: $ 97,354)................................    113,534
                                                             ---------

                                                   Principal  Market
                                                    Amount    Value
                                                   --------  ---------
          SHORT-TERM OBLIGATIONS (19.82 %)

            Investors Bank & Trust Company (c)
             3.08 %, Repurchase Agreement
             dated 06/29/2001 to be
             repurchased at $ 28,244 on
             07/02/2001........................... $ 28,237  $  28,237
                                                             ---------
           Total Short-Term Obligations
           (cost: $ 28,237)................................     28,237
                                                             ---------
           Total Investment Securities
           (cost: $ 127,025)...............................  $ 142,896
                                                             =========

         SUMMARY:

           Investments, at market value..........  100.29 %  $ 142,896
           Liabilities in excess of other assets.   (0.29)%       (410)
                                                   --------  ---------
           Net assets............................  100.00 %  $ 142,486
                                                   ========  =========

                                                              Market
                                                  Percentage  Value
                                                  ---------- ---------
         INVESTMENTS BY COUNTRY:

           Hong Kong.............................    0.42 %  $     606
           Japan.................................    4.99 %      7,137
           Sweden................................    0.46 %        651
           United States.........................   94.13 %    134,502
                                                   --------  ---------
            Investments, at market value.........  100.00 %  $ 142,896
                                                   ========  =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1E). The market value at June 30, 2001 of all securities on loan is $14,722.
(c)At June 30, 2001 the collateral for the repurchase agreements are as follows:

                                                   Market Value
                 Collateral                    and Accrued Interest
                 ----------                    --------------------
   $ 25,000 Freddie Mac Floating Rate Note -
    Series 2299 - Class FC
    4.43 % due 01/15/2029.....................       $ 21,687
   $ 55,876 Fannie Mae ARM - 348278
    8.04 % due 03/01/2026.....................       $  7,962

(d)USG Corporation is currently in default on interest payments.

DEFINITIONS
ADR  American Depositary Receipt
ARM  Adjustable Rate Mortgage

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 191

--------------------------------------------------------------------------------
   THIRD AVENUE VALUE


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

      Assets:
        Investments in securities, at cost..................... $ 127,025
                                                                =========
        Foreign cash, at cost.................................. $      36
                                                                =========
        Investments in securities, at market value............. $ 142,896
        Cash...................................................        48
        Foreign cash...........................................        36
        Cash collateral for securities on loan.................    14,792
        Receivables:
         Securities sold.......................................         0
         Interest..............................................         8
         Dividends.............................................       140
         Dividend reclaims receivable..........................         4
         Foreign currency contracts............................         0
         Other.................................................        60
                                                                ---------
          Total assets.........................................   157,984
                                                                ---------
      Liabilities:
        Securities purchased...................................       553
        Accounts payable and accrued liabilities:
         Investment advisory fees..............................        90
         Dividends to shareholders.............................         0
         Deposits for securities on loan.......................    14,792
         Foreign currency contracts............................         0
         Other fees............................................        63
                                                                ---------
          Total liabilities....................................    15,498
                                                                ---------
            Net assets......................................... $ 142,486
                                                                =========
      Net Assets Consists of:
        Capital stock shares authorized........................    50,000
                                                                =========
        Capital stock ($ .01 par value)........................ $      97
        Additional paid-in capital.............................   122,695
        Accumulated undistributed (distributions in excess of)
         net investment income (loss)..........................       690
        Accumulated undistributed net realized gain (loss) on
         investment securities and foreign currency
         transactions..........................................     3,133
        Net unrealized appreciation (depreciation) on:
         Investment securities.................................    15,871
         Foreign currency transactions.........................         0
                                                                ---------
        Net assets applicable to outstanding shares of capital. $ 142,486
                                                                =========
        Shares outstanding.....................................     9,660
                                                                =========
        Net asset value and offering price per share........... $   14.75
                                                                =========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

      Investment Income:
        Interest................................................. $   646
        Dividends................................................     418
        Foreign tax withheld.....................................     (14)
                                                                  -------
          Total investment income................................   1,050
                                                                  -------
      Expenses:
        Investment advisory fees.................................     469
        Printing and shareholder reports.........................      13
        Custody fees.............................................      20
        Administrative service fees..............................       6
        Legal fees...............................................       1
        Auditing and accounting fees.............................       4
        Directors fees...........................................       1
        Registration fees........................................       0
        Other fees...............................................       1
                                                                  -------
          Total expenses.........................................     515
      Less:
        Fees paid indirectly.....................................       0
                                                                  -------
          Net expenses...........................................     515
                                                                  -------
        Net investment income (loss).............................     535
                                                                  -------
      Realized and Unrealized Gain (Loss):
        Net realized gain (loss) on:
         Investment securities...................................   2,906
         Foreign currency transactions...........................      (1)
                                                                  -------
          Total net realized gain (loss).........................   2,905
                                                                  -------
        Change in unrealized appreciation (depreciation) on:
         Investment securities...................................   5,646
         Foreign currency transactions...........................       0
                                                                  -------
          Total change in unrealized appreciation
           (depreciation)........................................   5,646
                                                                  -------
        Net gain (loss) on investment securities and foreign
         currency transactions...................................   8,551
                                                                  -------
          Net increase (decrease) in net assets resulting from
           operations............................................ $ 9,086
                                                                  =======


The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 192

--------------------------------------------------------------------------------
   THIRD AVENUE VALUE


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                                                               June 30,
                                                                                                                 2001
                                                                                                               ---------
Operations:
  Net investment income (loss)................................................................................ $     535
  Net realized gain (loss) on investment securities and foreign currency transactions.........................     2,905
  Change in unrealized appreciation (depreciation) on investment securities and foreign currency transactions.     5,646
                                                                                                               ---------
  Net increase (decrease) in net assets resulting from operations.............................................     9,086
                                                                                                               ---------
Distribution to Shareholders:
  Net investment income.......................................................................................         0
  In excess of net investment income..........................................................................         0
  Net realized gains..........................................................................................         0
  In excess of net realized gains.............................................................................         0
                                                                                                               ---------
   Total distributions........................................................................................         0
                                                                                                               ---------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares...........................................................................    51,338
  Dividends and distributions reinvested......................................................................         0
  Cost of shares redeemed.....................................................................................   (10,680)
                                                                                                               ---------
   Increase (decrease) in net assets from capital share transactions..........................................    40,658
                                                                                                               ---------
  Net increase (decrease) in net assets.......................................................................    49,744

Net Assets:
  Beginning of period.........................................................................................    92,742
                                                                                                               ---------
  End of period............................................................................................... $ 142,486
                                                                                                               =========
  Undistributed (distributions in excess of) net investment income............................................ $     690
                                                                                                               =========

                                                                                                               December 31,
                                                                                                                   2000
                                                                                                               ------------
Operations:
  Net investment income (loss)................................................................................  $     805
  Net realized gain (loss) on investment securities and foreign currency transactions.........................      2,769
  Change in unrealized appreciation (depreciation) on investment securities and foreign currency transactions.      8,846
                                                                                                                ---------
  Net increase (decrease) in net assets resulting from operations.............................................     12,420
                                                                                                                ---------
Distribution to Shareholders:
  Net investment income.......................................................................................       (771)
  In excess of net investment income..........................................................................          0
  Net realized gains..........................................................................................     (2,000)
  In excess of net realized gains.............................................................................          0
                                                                                                                ---------
   Total distributions........................................................................................     (2,771)
                                                                                                                ---------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares...........................................................................     85,047
  Dividends and distributions reinvested......................................................................      2,771
  Cost of shares redeemed.....................................................................................    (23,942)
                                                                                                                ---------
   Increase (decrease) in net assets from capital share transactions..........................................     63,876
                                                                                                                ---------
  Net increase (decrease) in net assets.......................................................................     73,525

Net Assets:
  Beginning of period.........................................................................................     19,217
                                                                                                                ---------
  End of period...............................................................................................  $  92,742
                                                                                                                =========
  Undistributed (distributions in excess of) net investment income............................................  $     155
                                                                                                                =========

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,            December 31,
                                                                      --------- -------------------------------
                                                                        2001      2000       1999     1998/(1)/
                                                                      --------- ---------  ---------  ---------
Net asset value, beginning of period................................. $   13.71 $   10.45  $    9.29  $   10.00
                                                                      --------- ---------  ---------  ---------
  Income from operations:
   Net investment income (loss)......................................      0.06      0.20       0.16       0.06
   Net realized and unrealized gain (loss) on investments............      0.98      3.50       1.28      (0.74)
                                                                      --------- ---------  ---------  ---------
    Net income (loss) from operations................................      1.04      3.70       1.44      (0.68)
                                                                      --------- ---------  ---------  ---------
  Distributions:
   Dividends from net investment income..............................      0.00     (0.12)     (0.28)     (0.03)
   Dividends in excess of net investment income......................      0.00      0.00       0.00       0.00
   Distributions from net realized gains on investments..............      0.00     (0.32)      0.00       0.00
   Distributions in excess of net realized gains on investments......      0.00      0.00       0.00       0.00
                                                                      --------- ---------  ---------  ---------
    Total distributions..............................................      0.00     (0.44)     (0.28)     (0.03)
                                                                      --------- ---------  ---------  ---------
Net asset value, end of period....................................... $   14.75 $   13.71  $   10.45  $    9.29
                                                                      ========= =========  =========  =========
Total return.........................................................    7.59 %   35.47 %    15.72 %    (6.84)%
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 142,486 $  92,742  $  19,217  $  18,206
   Ratio of total expenses to average net assets/(6)/................    0.88 %    0.92 %     1.06 %     1.13 %
   Ratio of net expenses to average net assets/(6)/..................    0.88 %    0.92 %     1.00 %     1.00 %
   Ratio of net investment income (loss) to average net assets/(6)/..    0.91 %    1.56 %     1.76 %     0.63 %
   Portfolio turnover rate...........................................    9.52 %   24.05 %     9.56 %     4.35 %


The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 193

--------------------------------------------------------------------------------
   THIRD AVENUE VALUE


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)




NOTE 1--ORGANIZATION AND SIGNIFICANT
       ACCOUNTING POLICIES

Third Avenue Value, (the "portfolio", formerly known as WRL Third Avenue Value) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects a full six or twelve month time frame, except the period that includes the inception date of the portfolio which was January 2, 1998.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

D. Forward Foreign Currency Contracts

The portfolio is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counterparties to meet the terms of their contracts. There were no outstanding forward foreign currency contracts at June 30, 2001.

E. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $ 17 is included in interest income.

                   AEGON/Transamerica Series Fund, Inc. 194

--------------------------------------------------------------------------------
   THIRD AVENUE VALUE


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)



NOTE 1--(continued)

F. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

G. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the portfolio's shareholders for federal income tax purposes.

H. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

I. Repurchase Agreements

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2 --INVESTMENT ADVISORY AND
        TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.80 %       1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with EQSF Advisers, Inc. ("EQSF") to provide investment services to the portfolio and compensates EQSF as described in the Fund's Statement of Additional Information.

EQSF may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or EQSF. The Fund has been informed that brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or EQSF during the period ended June 30, 2001, in the amount of $ 112.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

                   AEGON/Transamerica Series Fund, Inc. 195

--------------------------------------------------------------------------------
   THIRD AVENUE VALUE


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)




NOTE 2--(continued)

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 2. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 55,264
  U.S. Government................................        0

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............    8,773
  U.S. Government................................        0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
-                                 -------- ------------
Shares issued....................  3,665       6,608
Shares issued - reinvestment of
 dividends and distributions.....      0         204
Shares redeemed..................   (770)     (1,885)
                                   -----      ------
Net increase (decrease) in shares
 outstanding.....................  2,895       4,927
                                   =====      ======

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 127,025
                                           =========
Unrealized appreciation................... $  18,255
Unrealized (depreciation).................    (2,384)
                                           ---------
Net unrealized appreciation (depreciation) $  15,871
                                           =========

                   AEGON/Transamerica Series Fund, Inc. 196

--------------------------------------------------------------------------------
   THIRD AVENUE VALUE


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the period ended June 30, 2001 and the years ended December 31, 2000 and 1999, ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A). For the years prior to 1999, ratio of net expenses to average net assets equals total expenses less the advisory fee waiver and fees paid indirectly.

                   AEGON/Transamerica Series Fund, Inc. 197

--------------------------------------------------------------------------------
   THIRD AVENUE VALUE


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        88.1 %  7.1 %   4.8 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          94.3 %  2.5 %   3.2 %
Peter R. Brown          94.1 %  2.7 %   3.2 %
Charles C. Harris       94.4 %  2.3 %   3.3 %
Russell A. Kimball, Jr. 94.2 %  2.6 %   3.2 %
Patrick S. Baird        94.3 %  2.6 %   3.1 %
William W. Short, Jr.   94.3 %  2.6 %   3.1 %
Daniel Calabria         94.8 %  2.0 %   3.2 %
Janice B. Case          94.8 %  2.0 %   3.2 %
Leo J. Hill             94.6 %  2.1 %   3.3 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        84.1 %  9.6 %   6.3 %

Proposal 5

To approve a change to the fundamental investment restriction regarding investments in interests in oil, gas or other mineral exploration or development programs:

         FOR   AGAINST ABSTAIN
        94.3 %  0.0 %   5.7 %

                   AEGON/Transamerica Series Fund, Inc. 198

                 [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                              EQSF Advisers, Inc.
                               767 Third Avenue
                            New York, NY 10017-2023

                                                  AEGON/Transamerica
                                                   Series Fund, Inc.
                                            Formerly, WRL Series Fund, Inc.


                                          J.P. Morgan Real Estate Securities
                                               Formerly, WRL J.P. Morgan
                                                Real Estate Securities



                                          Semi-Annual Report | June 30, 2001


August 2001
ACC00001-8/01

J.P. MORGAN REAL ESTATE SECURITIES

 ...seeks long-term total return.



MARKET ENVIRONMENT

The Real Estate Investment Trust ("REIT") market recovery that began at the end of 1999 continued throughout 2000 and into the first half of 2001. During 2000, the Morgan Stanley REIT Index ("MS REIT") significantly outperformed the Russell 2000 Index ("Russell 2000") and the Standard and Poor's 500 Composite Stock Index ("S&P 500"). During the first half of 2001, the MS REIT once again posted a positive total return significantly above the Russell 2000 and the S&P 500.

PERFORMANCE

For the six months ended June 30, 2001, J.P. Morgan Real Estate Securities returned 8.91 %. The portfolio's benchmark, the MS REIT, returned 10.39 % for the same period. The strongest performance came from shopping center and regional mall REITs, which particularly benefited from a falling interest rate environment. Performance of the broadly defined other sector was boosted by the outperformance of many companies with small capitalizations and high-yields.

STRATEGY REVIEW

Cash flows into the REIT sector last year flowed primarily to the largest and most liquid issues. January 2001 witnessed a reversal of this trend, as investors looked for higher yielding names to which they allocated capital. As a result, most of the outperformance of the MS REIT this period was produced by smaller capitalization, high-yielding companies. Investors found these types of REITs more attractive in a lower interest rate environment. Broadly speaking, companies with generally poor company fundamentals and high yields strongly outperformed higher quality companies with larger market capitalizations.

On an individual stock basis, the portfolio's overweighted positions in General Growth Properties, Inc., ProLogis Trust, Chelsea Property Group, Inc., and Home Properties of New York, Inc. drove performance. An underweighted position in Simon Property Group, Inc. and an overweighting to Equity Office Properties Trust contributed negatively to our returns.

OUTLOOK

We expect the REIT sector to continue to outperform the broader market given the low interest rate environment, moderate levels of new supply in most property sectors, increased investor interest in REITs, and the fact that most REITs continue to trade at a discount to net asset value.

/s/ Daniel P. O'Connor
----------------------

DANIEL P. O'CONNOR
J.P. Morgan Real Estate Securities
Portfolio Manager


The views expressed in this commentary on J.P. Morgan Real Estate Securities reflect those of the portfolio manager through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  202

J.P. MORGAN REAL ESTATE SECURITIES                            [J.P. MORGAN LOGO]

We expect the REIT sector to continue to outperform the broader market.



Comparison of change in value of $ 10,000 investment in AEGON/TransamericaSeries Fund, Inc. J.P. Morgan Real Estate Securities and the Morgan Stanley REIT Index.



[_]  J.P. Morgan Real
     Estate Securities      $ 11,556

[_]  Morgan Stanley REIT    $ 11,593


Portfolio Average Annual Total Return
As of June 30, 2001
--------------------------------------------------------------------------------
     1 Year           5 Years           10 Years          From Inception
--------------------------------------------------------------------------------
     22.50 %            N/A               N/A                4.68 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Mortan Stanley REIT Index over the same time frame.


                                                              Morgan Stanley
                                            Portfolio          REIT Index
     Inception 5/1/98                        $10,000            $10,000
     Period Ended 12/31/98                    $8,507             $8,677
     FYE 12/31/99                             $8,186             $8,282
     FYE 12/31/00                            $10,611            $10,502
     FPE 06/30/01                            $11,556            $11,593


* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
Equity Office Properties Trust                      9.02 %
ProLogis Trust                                      5.40 %
Kimco Realty Corporation                            4.91 %
Equity Residential Properties Trust                 4.58 %
General Growth Properties, Inc.                     4.24 %

Five Largest Industries (% of Net Assets)
Office Property                                    25.88 %
Apartments                                         20.37 %
Shopping Center                                    12.93 %
Warehouse                                          10.75 %
Regional Mall                                       8.09 %


[Equity Matrix GRAPH]
Investment Style


Equity Matrix
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.

Because non-diversified funds invest a substantial proportion of their assets in a limited number of securities within a specific industry, they may suffer greater volatility as a result of an economic, political, or regulatory event than diversified funds would. Risks associated with Real Estate Investment Trusts include fluctuations in the value of real estate, extended vacancies, and uninsured damage losses from natural disasters.

                    AEGON/Transamerica Series Fund, Inc.  203

--------------------------------------------------------------------------------
   J.P. MORGAN REAL ESTATE SECURITIES


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)


                                       Number of Market
                                        Shares   Value
                                       --------- -------
COMMON STOCKS (95.04 %)

  Holdings and Other Investment Offices (81.83 %)

   Apartments (20.37 %)

  Apartment Investment &
   Management Co. - Class A...........  10,700   $   516
  Avalonbay Communities, Inc..........  15,600       729
  BRE Properties, Inc. - Class A......   8,400       255
  Equity Residential Properties Trust.  22,043     1,247
  Home Properties of New York, Inc....  29,800       897
  Post Properties, Inc................   3,400       129
  Smith (Charles E.) Residential
   Realty L.P.........................   5,000       251
  Summit Properties Inc...............  16,400       440
  United Dominion Realty Trust, Inc...  75,000     1,076

   Diversified (3.92 %)

  Liberty Property Trust..............  12,800       379
  Vornado Realty Trust................  17,600       687

   Health Care (2.19 %)

  Ventas, Inc.........................  54,400       596

   Hotels (5.53 %)

  Hospitality Properties Trust........   6,600       188
  Innkeepers USA Trust................  29,000       347
  LaSalle Hotel Properties............  32,700       583
  MeriStar Hospitality Corporation....  16,200       385

   Office Property (22.71 %)

  Cousins Properties Incorporated.....  37,800     1,015
  Equity Office Properties Trust (b)..  77,560     2,454
  Highwoods Properties, Inc...........  37,200       991
  Kilroy Realty Corporation...........  14,900       434
  Mack-Cali Realty Corporation........  10,700       305
  Prentiss Properties Trust...........  37,300       981

   Regional Mall (7.72 %)

  CBL & Associates Properties, Inc....   8,900       273
  General Growth Properties, Inc. (b).  29,300     1,153
  Mills Corporation (The).............   6,500       160
  Simon Property Group, Inc...........  17,200       515

   Shopping Center (12.93 %)

  Chelsea Property Group, Inc.........  12,800       600
  Federal Realty Investment Trust.....  18,800       390
  Glimcher Realty Trust...............  19,000       340
  Kimco Realty Corporation............  28,200     1,335
  Weingarten Realty Investors.........  19,400       851

                                                   Number of  Market
                                                    Shares    Value
                                                   --------- --------
          COMMON STOCKS (continued)

            Holdings and Other Investment Offices (continued)

             Storage (1.61 %)

            Public Storage, Inc...................   14,800  $    439

             Warehouse (4.85 %)

            CenterPoint Properties Corporation....   17,100       858
            First Industrial Realty Trust, Inc....   14,300       460

            Real Estate (13.21 %)

             Diversified (3.75 %)

            Catellus Development Corporation (a)..   22,300       389
            Security Capital Group
             Incorporated - Class B (a)...........   29,500       631

             Manufactured Homes (0.02 %)

            Boardwalk Equities, Inc...............      700         5

             Office Property (3.17 %)

            Brookfield Properties Corp............   17,700       338
            Mission West Properties, Inc..........   43,400       525

             Regional Mall (0.37 %)

            Rouse Company (The) (b)...............    3,500       100

             Warehouse (5.90 %)

            Cabot Industrial Trust................    6,400       134
            ProLogis Trust........................   64,700     1,470
                                                             --------
           Total Common Stocks
           (cost: $ 24,077)................................    25,851
                                                             --------
           Total Investment Securities
           (cost: $ 24,077)................................  $ 25,851
                                                             ========

          SUMMARY:

            Investments, at market value..........  95.04 %  $ 25,851
            Other assets in excess of liabilities.   4.96 %     1,350
                                                   --------  --------
            Net assets............................ 100.00 %  $ 27,201
                                                   ========  ========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1C). The market value at June 30, 2001 of all securities on loan is $ 1,439.

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 204

--------------------------------------------------------------------------------
   J.P. MORGAN REAL ESTATE SECURITIES


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

       Assets:
         Investments in securities, at cost..................... $ 24,077
                                                                 ========
         Investments in securities, at market value............. $ 25,851
         Cash...................................................    1,893
         Cash collateral for securities on loan.................    1,456
         Receivables:
          Securities sold.......................................       64
          Interest..............................................        4
          Dividends.............................................      128
          Other.................................................        4
                                                                 --------
           Total assets.........................................   29,400
                                                                 --------
       Liabilities:
         Securities purchased...................................      718
         Accounts payable and accrued liabilities:
          Investment advisory fees..............................       17
          Dividends to shareholders.............................        0
          Deposits for securities on loan.......................    1,456
          Other fees............................................        8
                                                                 --------
           Total liabilities....................................    2,199
                                                                 --------
             Net assets......................................... $ 27,201
                                                                 ========
       Net Assets Consists of:
         Capital stock shares authorized........................   50,000
                                                                 ========
         Capital stock ($ .01 par value)........................ $     24
         Additional paid-in capital.............................   23,828
         Accumulated undistributed (distributions in excess of)
          net investment income (loss)..........................    1,283
         Accumulated undistributed net realized gain (loss) on
          investment securities.................................      292
         Net unrealized appreciation (depreciation) on
          investment securities.................................    1,774
                                                                 --------
         Net assets applicable to outstanding shares of capital. $ 27,201
                                                                 ========
         Shares outstanding.....................................    2,420
                                                                 ========
         Net asset value and offering price per share........... $  11.24
                                                                 ========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

      Investment Income:
        Interest................................................. $    25
        Dividends................................................     592
                                                                  -------
          Total investment income................................     617
                                                                  -------
      Expenses:
        Investment advisory fees.................................      88
        Printing and shareholder reports.........................       5
        Custody fees.............................................      27
        Administrative service fees..............................       1
        Legal fees...............................................       0
        Auditing and accounting fees.............................       4
        Directors fees...........................................       0
        Registration fees........................................       0
        Other fees...............................................       0
                                                                  -------
          Total expenses.........................................     125
      Less:
        Advisory fee waiver......................................      17
        Fees paid indirectly.....................................       0
                                                                  -------
          Net expenses...........................................     108
                                                                  -------
        Net investment income (loss).............................     509
                                                                  -------
      Realized and Unrealized Gain (Loss):
        Net realized gain (loss) on investment securities........     563
        Change in unrealized appreciation (depreciation) on
         investment securities...................................   1,091
                                                                  -------
        Net gain (loss) on investment securities.................   1,654
                                                                  -------
          Net increase (decrease) in net assets resulting from
           operations............................................ $ 2,163
                                                                  =======

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 205

--------------------------------------------------------------------------------
   J.P. MORGAN REAL ESTATE SECURITIES


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                             June 30,  December 31,
                                                                               2001        2000
                                                                             --------  ------------
Operations:
  Net investment income (loss).............................................. $    509   $     512
  Net realized gain (loss) on investment securities.........................      563         470
  Change in unrealized appreciation (depreciation) on investment securities.    1,091         928
                                                                             --------   ---------
  Net increase (decrease) in net assets resulting from operations...........    2,163       1,910
                                                                             --------   ---------
Distribution to Shareholders:
  Net investment income.....................................................        0        (168)
  In excess of net investment income........................................        0           0
  Net realized gains........................................................        0           0
  In excess of net realized gains...........................................        0           0
                                                                             --------   ---------
   Total distributions......................................................        0        (168)
                                                                             --------   ---------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares.........................................   14,438      27,180
  Dividends and distributions reinvested....................................        0         168
  Cost of shares redeemed...................................................   (5,977)    (15,712)
                                                                             --------   ---------
   Increase (decrease) in net assets from capital share transactions........    8,461      11,636
                                                                             --------   ---------
  Net increase (decrease) in net assets.....................................   10,624      13,378

Net Assets:
  Beginning of period.......................................................   16,577       3,199
                                                                             --------   ---------
  End of period............................................................. $ 27,201   $  16,577
                                                                             ========   =========
  Undistributed (distributions in excess of) net investment income.......... $  1,283   $     774
                                                                             ========   =========


FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,              December 31,
                                                                      --------- -----------------------------------
                                                                        2001       2000        1999      1998/ (1)/
                                                                      --------- ----------  -----------  ----------
Net asset value, beginning of period................................. $   10.32 $     8.06   $     8.51  $    10.00
                                                                      --------- ----------  -----------  ----------
  Income from operations:
   Net investment income (loss)......................................      0.24       0.59         0.49        0.36
   Net realized and unrealized gain (loss) on investments............      0.68       1.79        (0.79)      (1.85)
                                                                      --------- ----------  -----------  ----------
    Net income (loss) from operations................................      0.92       2.38        (0.30)      (1.49)
                                                                      --------- ----------  -----------  ----------
  Distributions:
   Dividends from net investment income..............................      0.00      (0.12)       (0.15)       0.00
   Dividends in excess of net investment income......................      0.00       0.00         0.00        0.00
   Distributions from net realized gains on investments..............      0.00       0.00         0.00        0.00
   Distributions in excess of net realized gains on investments......      0.00       0.00         0.00        0.00
                                                                      --------- ----------  -----------  ----------
    Total distributions..............................................      0.00      (0.12)       (0.15)       0.00
                                                                      --------- ----------  -----------  ----------
Net asset value, end of period....................................... $   11.24 $    10.32   $     8.06  $     8.51
                                                                      ========= ==========  ===========  ==========
Total return.........................................................    8.91 %    29.62 %      (3.77)%    (14.93)%
Ratios and supplemental data:........................................
   Net assets at end of period (in thousands)........................ $  27,201 $   16,577   $    3,199  $    2,414
   Ratio of total expenses to average net assets/(6)/................    1.15 %     1.71 %       2.69 %      3.34 %
   Ratio of net expenses to average net assets/(6)/..................    1.00 %     1.00 %       1.00 %      1.00 %
   Ratio of net investment income (loss) to average net assets/(6)/..    4.69 %     6.27 %       5.91 %      6.03 %
   Portfolio turnover rate...........................................  101.48 %   291.38 %     189.80 %    100.80 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 206

--------------------------------------------------------------------------------
   J.P. MORGAN REAL ESTATE SECURITIES


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Real Estate Securities, (the "portfolio", formerly known as WRL J.P. Morgan Real Estate Securities) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects a full six or twelve month time frame, except the period that includes the inception date of the portfolio which was May 1, 1998.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

C. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value.

D. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

E. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the Fund's shareholders for federal income tax purposes.

F. Real Estate Investment Trusts

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since the portfolio invests primarily in real estate related securities, the value of its shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

                   AEGON/Transamerica Series Fund, Inc. 207

--------------------------------------------------------------------------------
   J.P. MORGAN REAL ESTATE SECURITIES


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--(continued)

G. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.80 %       1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with J.P. Morgan Investment Management, Inc. ("J.P. Morgan") to provide investment services to the portfolio and compensates J.P. Morgan as described in the Fund's Statement of Additional Information.

J.P. Morgan may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or J.P. Morgan. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or J.P. Morgan during the period ended June 30, 2001

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 1. Invested plan amounts and the total liability for deferred compensation to the Directors under the plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

                   AEGON/Transamerica Series Fund, Inc. 208

--------------------------------------------------------------------------------
   J.P. MORGAN REAL ESTATE SECURITIES


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 29,437
  U.S. Government................................        0

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............   21,082
  U.S. Government................................        0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
-                                 -------- ------------
Shares issued....................  1,400       2,850
Shares issued - reinvestment of
 dividends and distributions.....      0          17
Shares redeemed..................   (587)     (1,657)
                                   -----      ------
Net increase (decrease) in shares
 outstanding.....................    813       1,210
                                   =====      ======

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2000 of $ 148 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2001.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 24,176
                                           ========

Unrealized appreciation................... $  1,776
Unrealized (depreciation).................     (101)
                                           --------
Net unrealized appreciation (depreciation) $  1,675
                                           ========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the period ended June 30, 2001 and the years ended December 31, 2000 and 1999, ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A). For the years prior to 1999, ratio of net expenses to average net assets equals total expenses less the advisory fee waiver and fees paid indirectly.


                   AEGON/Transamerica Series Fund, Inc. 209

--------------------------------------------------------------------------------
   J.P. MORGAN REAL ESTATE SECURITIES


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        93.9 %  2.4 %   3.7 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          97.9 %  1.1 %   1.0 %
Peter R. Brown          97.9 %  0.5 %   1.6 %
Charles C. Harris       97.8 %  0.6 %   1.6 %
Russell A. Kimball, Jr. 98.0 %  0.4 %   1.6 %
Patrick S. Baird        98.1 %  0.3 %   1.6 %
William W. Short, Jr.   98.1 %  0.3 %   1.6 %
Daniel Calabria         97.6 %  0.8 %   1.6 %
Janice B. Case          97.4 %  1.0 %   1.6 %
Leo J. Hill             97.6 %  0.8 %   1.6 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        81.3 % 14.6 %   4.1 %


                   AEGON/Transamerica Series Fund, Inc. 210

                 [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                    J.P. Morgan Investment Management, Inc.
                               522 Fifth Avenue
                              New York, NY 10036

                                                 AEGON/Transamerica
                                                  Series Fund, Inc.
                                           Formerly, WRL Series Fund, Inc.


                                                Goldman Sachs Growth
                                          Formerly, WRL Goldman Sachs Growth



                                         Semi-Annual Report | June 30, 2001



August 2001
ACC00001-8/01

GOLDMAN SACHS GROWTH

 ...seeks long-term growth of capital.


MARKET ENVIRONMENT

The period was characterized by volatility led mostly by the technology sector. As this volatility persisted, the market dropped throughout the first half of 2001. Within the technology group, it was the former "safe-havens" or blue-chip technology stocks that had the worst performance. The drivers of the precipitous drop in many of these issues were weakening end-market demand, significant inventory build-up, and downward earnings revisions. These factors, which have partly been caused by a slowdown in the growth of the U.S. economy, have led investors to not only sell technology companies, but virtually all U.S. equities as well. Finally, some defensive stocks, particularly in the healthcare sector, performed poorly as well. Investors shifted money out of these stocks and into cyclicals as well as the consumer discretionary area, both of which performed well over this six-month period as they typically do in periods of falling interest rates.

In an effort to fuel the economy, the Federal Reserve Board ("Fed") cut interest rates six times over the past six months. In addition, the Fed paved the way for future rate reductions, saying the risk of economic weakness outweighs the danger of inflation. However, investors remain wary about the likelihood of more corporate earnings disappointments. Despite the significant upturn at the beginning of the second quarter, the six-month period ended with most major indexes finishing in negative territory.

PERFORMANCE

The portfolio performed very much in line with its benchmark for the period. For the six months ended June 30, 2001, Goldman Sachs Growth returned (6.94)%, while the Standard and Poor's 500 Composite Stock Index returned (6.70)%. For further comparison, the NASDAQ Composite Index returned (12.38)% and the Russell 1000 Growth Index returned (14.24)% for the same period. As these returns indicate, it was an extremely challenging period in the equity markets.

STRATEGY REVIEW

The portfolio's strongest performing areas during the period were the media and communication and consumer discretionary sectors. In terms of individual stocks, Microsoft Corporation, International Business Machines Corporation, Harrah's Entertainment, Inc., and Cendant Corp. were examples of stocks that contributed to performance. On the other hand, our exposure to the healthcare, technology, and utilities sectors detracted from results. Performance was hurt by several stocks in these areas. For example, within the pharmaceuticals group, Bristol-Myers Squibb Co., and Merck & Co., Inc. detracted from results. In the technology space, Cisco Systems, Inc., and EMC Corporation performed poorly as well.

OUTLOOK

Although the major market indexes generated positive returns during the second quarter, certain industries continued to have difficulty coping with the sluggish business environment. Recently, consumer confidence has begun to rise, and several well-known companies, most notably in the technology sector, have seen demand accelerate. Going forward, we expect these macroeconomic conditions to become even more favorable. In the near term, however, we cannot predict the movement of the market. With no predetermined outcome for the U.S. equity market or economy, we will continue to focus on the extremely detailed investigation of the businesses in which we invest, while we maintain a diversified portfolio of companies with enduring competitive advantages. We firmly believe that through intense fundamental research and bottom-up stock selection, we can continue to deliver strong returns for our clients.

/s/ Herbert E. Ehlers
---------------------

HERBERT E. EHLERS
Goldman Sachs Growth
Portfolio Manager

The views expressed in this commentary on Goldman Sachs Growth reflect those of the portfolio manager through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  214

                                                            [GOLDMAN SACHS LOGO]

GOLDMAN SACHS GROWTH

It was an extremely challenging period in the equity markets.

Comparison of change in value of $ 10,000 investment in AEGON/TransamericaSeries Fund, Inc. Goldman Sachs Growth and the Standard and Poor's 500 Composite Stock Index.

[_]  Goldman Sachs Growth     $ 10,058

[_]  S&P 500                  $  9,414


Portfolio Average Annual Total Return
As of June 30, 2001
--------------------------------------------------------------------------------
      1 Year            5 Years         10 Years           From Inception
--------------------------------------------------------------------------------
     (15.55)%             N/A              N/A                 0.27 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite
Stock Index (S&P) over the same time frame.

                                     Portfolio          S&P Index
        Inception 5/3/99              $10,000            $10,000
        Period Ended 12/31/99         $11,750            $11,100
        FYE 12/31/00                  $10,808            $10,090
        FPE 06/30/01                  $10,058             $9,414


* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
General Electric Company                            4.34 %
Microsoft Corporation                               4.32 %
Standard & Poor's 500 Depositary Receipt            4.28 %
AOL Time Warner Inc.                                2.90 %
Exxon Mobil Corporation                             2.72 %

Five Largest Industries (% of Net Assets)
Computer & Data Processing Services                11.31 %
Pharmaceuticals                                     9.60 %
Commercial Banks                                    6.57 %
Computer & Office Equipment                         5.69 %
Petroleum Refining                                  5.10 %


[Equity Matrix GRAPH]
INVESTMENT STYLE

Equity Matrix

Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.


                   AEGON/Transamerica Series Fund, Inc.  215

--------------------------------------------------------------------------------
   GOLDMAN SACHS GROWTH


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                     Number of Market
                                                      Shares   Value
                                                     --------- -------
         COMMON STOCKS (96.91 %)

            Aerospace (0.53 %)

           Boeing Company (The).....................   1,500   $    83
           United Technologies Corporation..........   1,360       100

            Amusement & Recreation Services (1.39 %)

           Disney (Walt) Company (The)..............   3,690       107
           Harrah's Entertainment, Inc. (a).........  10,560       373

            Automotive (0.86 %)

           Ford Motor Company.......................   5,270       129
           General Motors Corporation...............   1,331        86
           Honeywell International Inc..............   2,320        81

            Beverages (2.38 %)

           Coca-Cola Company (The)..................   7,490       337
           PepsiCo, Inc.............................  10,930       483

            Business Services (1.53 %)

           CheckFree Holdings Corporation (a) (b)...   1,100        39
           Clear Channel
            Communications, Inc. (a)................   2,741       172
           E.piphany, Inc. (a) (b)..................   1,920        20
           TMP Worldwide Inc. (a) (b)...............   3,040       180
           Valassis Communications, Inc. (a)........   3,185       114

            Chemicals & Allied Products (3.37 %)

           Avon Products, Inc.......................   3,100       143
           Colgate-Palmolive Company................   7,480       441
           Dow Chemical Company (The)...............   3,600       120
           Du Pont (E.I.) de Nemours and Company....   4,888       236
           Procter & Gamble Company (The)...........   3,470       221

            Commercial Banks (6.57 %)

           Bank of America Corporation..............   4,800       288
           Bank of New York Company, Inc. (The).....   2,860       137
           Citigroup Inc............................  15,306       809
           MBNA Corporation.........................  12,360       407
           State Street Corporation.................   6,910       342
           Wells Fargo & Company....................   5,970       277

            Communication (4.90 %)

           American Tower Corporation - Class A (a).   3,160        65
           AT&T Corp. - Liberty Media
            Group - Class A (a).....................  19,380       339
           Cablevision Systems Corporation -
            Class A (a).............................   1,580        92
           Cablevision Systems Corporation -
            Rainbow Media Group (a).................     810        21
           Comcast Corporation - Class A (a)........   2,540       110

                                                   Number of Market
                                                    Shares   Value
                                                   --------- -------
           COMMON STOCKS (continued)

              Communication (continued)

             Crown Castle International Corp. (a).  13,440   $   220
             Echostar Communications
              Corporation - Class A (a)...........   6,810       221
             Viacom, Inc. - Class B (a)...........  11,930       617

              Communications Equipment (1.83 %)

             McDATA Corporation - Class A (a).....   1,644        29
             Motorola, Inc........................   4,155        69
             Nortel Networks Corporation..........   4,020        37
             QUALCOMM Incorporated (a)............   8,490       496

              Computer & Data Processing Services (11.31 %)

             AOL Time Warner Inc. (a).............  18,850       999
             Automatic Data Processing, Inc.......   2,310       115
             Brocade Communications
              Systems, Inc. (a) (b)...............     540        24
             First Data Corporation...............   4,040       260
             Intuit Inc. (a)......................   4,620       185
             Microsoft Corporation (a)............  20,510     1,488
             Oracle Corporation (a)...............  17,270       328
             Sabre Holdings Corporation (a).......   4,520       226
             VeriSign, Inc. (a) (b)...............   1,927       116
             VERITAS Software Corporation (a).....   1,840       122
             Yahoo! Inc. (a) (b)..................   1,360        27

              Computer & Office Equipment (5.69 %)

             Cisco Systems, Inc. (a)..............  25,070       456
             Dell Computer Corporation (a)........   7,380       192
             EMC Corporation (a)..................  15,810       459
             Emulex Corporation (a)...............   1,960        79
             Hewlett-Packard Company..............   4,140       118
             International Business Machines
              Corporation.........................   4,320       488
             Sun Microsystems, Inc. (a)...........  10,600       167

              Drug Stores & Proprietary Stores (0.89 %)

             Walgreen Co..........................   8,960       306

              Electric Services (1.37 %)

             AES Corporation (The) (a)............   7,050       304
             Duke Energy Corporation..............   2,170        85
             Mirant Corporation (a)...............     855        29
             Southern Company (The)...............   2,300        53

              Electronic & Other Electric Equipment (4.90 %)

             Emerson Electric Co..................     500        30
             Energizer Holdings, Inc. (a).........   7,146       164
             General Electric Company.............  30,630     1,492

              Electronic Components & Accessories (2.86 %)

             Intel Corporation....................  18,910       553
             JDS Uniphase Corporation (a).........   3,890        50

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 216

--------------------------------------------------------------------------------
   GOLDMAN SACHS GROWTH


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                    Number of Market
                                                     Shares   Value
                                                    --------- -------
          COMMON STOCKS (continued)

             Electronic Components & Accessories (continued)

            PMC-Sierra, Inc. (a)...................   2,980   $    93
            Texas Instruments Incorporated.........   3,780       119
            Xilinx, Inc. (a).......................   4,110       169

             Environmental Services (0.18 %)

            Waste Management, Inc..................   2,000        62

             Fabricated Metal Products (0.22 %)

            Gillette Company (The).................   2,580        75

             Finance (4.28 %)

            Standard & Poor's 500
             Depositary Receipt....................  12,000     1,472

             Food & Kindred Products (0.83 %)

            Quaker Oats Company (The)..............     710        65
            Wrigley (Wm.) Jr. Company..............   4,720       221

             Hotels & Other Lodging Places (1.51 %)

            Marriott International, Inc. - Class A.   6,220       294
            Starwood Hotels & Resorts
             Worldwide, Inc........................   6,000       224

             Industrial Machinery & Equipment (1.10 %)

            Applied Materials, Inc. (a)............   1,780        87
            Tyco International Ltd.................   5,350       292

             Insurance (2.92 %)

            Ambac Financial Group, Inc.............   6,265       365
            American International Group, Inc......   7,450       641

             Insurance Agents, Brokers & Service (0.48 %)

            MetLife, Inc. (b)......................   5,350       166

             Lumber & Other Building Materials (0.99 %)

            Home Depot, Inc. (The).................   7,310       340

             Lumber & Wood Products (0.26 %)

            Weyerhaeuser Company...................   1,650        91

             Motion Pictures (0.32 %)

            Metro-Goldwyn-Mayer Inc. (a)...........   4,800       109

             Oil & Gas Extraction (0.73 %)

            Schlumberger Limited...................   3,770       198
            Unocal Corporation.....................   1,550        53

             Paper & Allied Products (0.46 %)

            International Paper Company............   2,340        84
            Kimberly-Clark Corporation.............   1,340        75

             Personal Services (0.54 %)

            Cendant Corp. (a)......................   9,500       185

                                                     Number of Market
                                                      Shares   Value
                                                     --------- -------
          COMMON STOCKS (continued)

             Petroleum & Petroleum Products (0.28 %)

            Enron Corp..............................   1,990   $    98

             Petroleum Refining (5.10 %)

            Chevron Corporation.....................   2,200       199
            Exxon Mobil Corporation.................  10,725       937
            Royal Dutch Petroleum Company -
             NY Registered Shares...................   8,390       489
            Texaco Inc..............................   1,950       130

             Pharmaceuticals (9.60 %)

            American Home Products Corporation......   5,140       300
            Amgen Inc. (a)..........................   3,000       182
            Bristol-Myers Squibb Co.................  11,850       620
            Johnson & Johnson.......................   8,760       438
            Lilly (Eli) and Company.................   3,430       254
            Merck & Co., Inc........................   5,210       333
            Pfizer Inc. (b).........................  23,287       933
            Schering-Plough Corporation.............   6,590       239

             Primary Metal Industries (0.34 %)

            Alcoa Inc...............................   3,000       118

             Printing & Publishing (1.19 %)

            Belo (A.H.) Corporation - Class A.......   9,480       179
            Gannett Co., Inc........................   1,410        93
            New York Times Company (The) - Class A..   3,300       139

             Radio & Television Broadcasting (0.53 %)

            Univision Communications Inc. -
             Class A (a)............................   4,220       181

             Restaurants (0.77 %)

            McDonald's Corporation..................   9,820       266

             Security & Commodity Brokers (1.34 %)

            Merrill Lynch & Co., Inc................   2,090       124
            Morgan Stanley Dean Witter & Co.........   1,810       116
            Schwab (Charles) Corporation (The)......  14,410       220

             Stone, Clay & Glass Products (0.57 %)

            Minnesota Mining & Manufacturing
             Company................................   1,720       196

             Telecommunications (4.52 %)

            AT&T Corp...............................   6,146       135
            Qwest Communications International Inc..  11,270       359
            SBC Communications Inc..................  10,320       413
            Sprint Corporation (FON Group)..........   2,370        51

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 217

--------------------------------------------------------------------------------
   GOLDMAN SACHS GROWTH


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                               Number of  Market
                                                Shares    Value
                                               --------- --------
               COMMON STOCKS (continued)

                  Telecommunications (continued)
                 Sprint Corporation
                  (PCS Group) (a) (b).........   7,690   $    186
                 Verizon Communications, Inc..   6,412        343
                 WorldCom, Inc. -
                  WorldCom Group (a)..........   4,595         69

                  Tobacco Products (1.54 %)
                 Philip Morris Companies Inc..  10,470        531

                  U.S. Government Agencies (3.64 %)
                 Fannie Mae...................   7,580        645
                 Freddie Mac..................   8,660        606

                  Variety Stores (2.29 %)
                 Wal-Mart Stores, Inc.........  16,160        789
                                                         --------
                Total Common Stocks
                (cost: $ 35,331).......................   33,347
                                                         --------

                                                  Principal  Market
                                                   Amount    Value
                                                  --------- --------
            SHORT-TERM OBLIGATIONS (2.65 %)
              Investors Bank & Trust Company (c)
               3.08 %, Repurchase Agreement
               dated 06/29/2001 to be
               repurchased at $ 913 on
               07/02/2001........................  $   913  $    913
                                                            --------
             Total Short-Term Obligations
             (cost: $ 913 )...............................      913
                                                            --------
             Total Investment Securities
             (cost: $ 36,244)............................. $ 34,260
                                                            ========

           SUMMARY:
             Investments, at market value..........  99.56 % $ 34,260
             Other assets in excess of liabilities.   0.44 %      152
                                                    -------- --------
             Net assets............................ 100.00 % $ 34,412
                                                    ======== ========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1C). The market value at June 30, 2001 of all securities on loan is $ 1,506.
(c)At June 30, 2001, repurchase agreements are collateralized by $ 3,902 Ginnie Mae ARM - 8144 (6.38 %, due 02/20/2023) with a market value and accrued interest of $ 959.


DEFINITIONS
ARM  Adjustable Rate Mortgage

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 218

--------------------------------------------------------------------------------
   GOLDMAN SACHS GROWTH


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

      Assets:
        Investments in securities, at cost..................... $ 36,244
                                                                ========
        Investments in securities, at market value............. $ 34,260
        Cash...................................................       50
        Cash collateral for securities on loan.................    1,573
        Receivables:
         Securities sold.......................................      103
         Interest..............................................        1
         Dividends.............................................       25
         Dividend reclaims receivable..........................        1
         Other.................................................        2
                                                                --------
          Total assets.........................................   36,015
                                                                --------
      Liabilities:
        Securities purchased...................................        0
        Accounts payable and accrued liabilities:
         Investment advisory fees..............................       25
         Dividends to shareholders.............................        0
         Deposits for securities on loan.......................    1,573
         Other fees............................................        5
                                                                --------
          Total liabilities....................................    1,603
                                                                --------
            Net assets......................................... $ 34,412
                                                                ========
      Net Assets Consists of:
        Capital stock shares authorized........................   50,000
                                                                ========
        Capital stock ($ .01 par value)........................ $     35
        Additional paid-in capital.............................   36,751
        Accumulated undistributed (distributions in excess of)
         net investment income (loss)..........................      284
        Accumulated undistributed net realized gain (loss) on
         investment securities.................................     (674)
        Net unrealized appreciation (depreciation) on
         investment securities.................................   (1,984)
                                                                --------
        Net assets applicable to outstanding shares of capital. $ 34,412
                                                                ========
        Shares outstanding.....................................    3,464
                                                                ========
        Net asset value and offering price per share........... $   9.93
                                                                ========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)


     Investment income:
       Interest................................................. $     22
       Dividends................................................      125
       Foreign tax withheld.....................................       (1)
                                                                 --------
         Total investment income................................      146
                                                                 --------
     Expenses:
       Investment advisory fees.................................      115
       Printing and shareholder reports.........................        4
       Custody fees.............................................       32
       Administrative service fees..............................        1
       Legal fees...............................................        0
       Auditing and accounting fees.............................        4
       Directors fees...........................................        0
       Registration fees........................................        0
       Other fees...............................................        0
                                                                 --------
         Total expenses.........................................      156
     Less:
       Advisory fee waiver......................................       30
       Fees paid indirectly.....................................        0
                                                                 --------
         Net expenses...........................................      126
                                                                 --------
       Net investment income (loss).............................       20
                                                                 --------
     Realized and Unrealized Gain (Loss):
       Net realized gain (loss) on investment securities........     (534)
       Change in unrealized appreciation (depreciation) on
        investment securities...................................   (1,187)
                                                                 --------
       Net gain (loss) on investment securities.................   (1,721)
                                                                 --------
         Net increase (decrease) in net assets resulting from
          operations............................................ $ (1,701)
                                                                 ========

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 219

--------------------------------------------------------------------------------
   GOLDMAN SACHS GROWTH


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                             June 30,  December 31,
                                                                               2001        2000
                                                                             --------  ------------
Operations:
  Net investment income (loss).............................................. $     20    $     21
  Net realized gain (loss) on investment securities.........................     (534)        231
  Change in unrealized appreciation (depreciation) on investment securities.   (1,187)     (1,820)
                                                                             --------    --------
  Net increase (decrease) in net assets resulting from operations...........   (1,701)     (1,568)
                                                                             --------    --------
Distribution to Shareholders:
  Net investment income.....................................................        0        (124)
  In excess of net investment income........................................        0           0
  Net realized gains........................................................        0        (100)
  In excess of net realized gains...........................................        0           0
                                                                             --------    --------
   Total distributions......................................................        0        (224)
                                                                             --------    --------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares.........................................   19,513      21,201
  Dividends and distributions reinvested                                            0         224
  Cost of shares redeemed...................................................   (3,585)     (7,652)
                                                                             --------    --------
   Increase (decrease) in net assets from capital share transactions........   15,928      13,773
                                                                             --------    --------
  Net increase (decrease) in net assets.....................................
                                                                               14,227      11,981
Net Assets:
  Beginning of period.......................................................   20,185       8,204
                                                                             --------    --------
  End of period............................................................. $ 34,412    $ 20,185
                                                                             ========    ========
  Undistributed (distributions in excess of) net investment income.......... $    284    $    264
                                                                             ========    ========

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,     December 31,
                                                                      --------  ------------------
                                                                        2001      2000    1999/(1)/
                                                                      --------  --------  --------
Net asset value, beginning of period................................. $  10.67  $  11.75  $  10.00
                                                                      --------  --------  --------
  Income from operations:
   Net investment income (loss)......................................     0.01      0.02      0.01
   Net realized and unrealized gain (loss) on investments............    (0.75)    (0.95)     1.74
                                                                      --------  --------  --------
    Net income (loss) from operations................................    (0.74)    (0.93)     1.75
                                                                      --------  --------  --------
  Distributions:
   Dividends from net investment income..............................     0.00     (0.10)     0.00
   Dividends in excess of net investment income......................     0.00      0.00      0.00
   Distributions from net realized gains on investments..............     0.00     (0.05)     0.00
   Distributions in excess of net realized gains on investments......     0.00      0.00      0.00
                                                                      --------  --------  --------
    Total distributions..............................................     0.00     (0.15)     0.00
                                                                      --------  --------  --------
Net asset value, end of period....................................... $   9.93  $  10.67  $  11.75
                                                                      ========  ========  ========
Total return.........................................................  (6.94)%   (8.02)%   17.50 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 34,412  $ 20,185  $  8,204
   Ratio of total expenses to average net assets/(6)/................   1.23 %    1.37 %    2.68 %
   Ratio of net expenses to average net assets/(6)/..................   1.00 %    1.00 %    1.00 %
   Ratio of net investment income (loss) to average net assets/(6)/..   0.15 %    0.15 %    0.12 %
   Portfolio turnover rate...........................................   5.38 %   36.51 %   40.46 %

The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 220

--------------------------------------------------------------------------------
   GOLDMAN SACHS GROWTH


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT
       ACCOUNTING POLICIES

Goldman Sachs Growth, (the "portfolio", formerly known as WRL Goldman Sachs Growth) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects a full six or twelve month time frame, except the period that includes the inception date of the portfolio which was May 3, 1999.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.
C. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value.

D. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

E. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the portfolio's shareholders for federal income tax purposes.

F. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances.

                    AEGON/Transamerica Series Fund, Inc. 221

--------------------------------------------------------------------------------
   GOLDMAN SACHS GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--(continued)

Such fees have been added to custody fees to reflect total portfolio expenses.

G. Repurchase Agreements

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.90 %        1.00 %

AEGON/Transamerica Advisers receives compensation for its services at 0.90 % for the first $ 100 million of the portfolio's average daily net assets; and
0.80 % for the portfolio's average daily net assets above $ 100 million.

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Goldman Sachs Asset Management ("Goldman Sachs") to provide investment services to the portfolio and compensates Goldman Sachs as described in the Fund's Statement of Additional Information.

Goldman Sachs may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Goldman Sachs. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Goldman Sachs during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, there was no allocation of the market value of invested plan amounts to the portfolio.

                   AEGON/Transamerica Series Fund, Inc. 222

--------------------------------------------------------------------------------
   GOLDMAN SACHS GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 16,252
  U.S. Government................................      469

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............    1,341
  U.S. Government................................        0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
                                  -------- ------------
Shares issued....................  1,937      1,849
Shares issued - reinvestment of
 dividends and distributions.....      0         19
Shares redeemed..................   (364)      (675)
                                   -----      -----
Net increase (decrease) in shares
 outstanding.....................  1,573      1,193
                                   =====      =====

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 36,463
                                           ========
Unrealized appreciation................... $  1,319
Unrealized (depreciation).................   (3,522)
                                           --------
Net unrealized appreciation (depreciation) $ (2,203)
                                           ========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A).

                   AEGON/Transamerica Series Fund, Inc. 223

--------------------------------------------------------------------------------
   GOLDMAN SACHS GROWTH


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        91.7 %  1.0 %   7.3 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          89.9 %  5.2 %   4.9 %
Peter R. Brown          89.9 %  5.2 %   4.9 %
Charles C. Harris       89.7 %  5.2 %   5.1 %
Russell A. Kimball, Jr. 89.6 %  5.2 %   5.2 %
Patrick S. Baird        90.0 %  5.2 %   4.8 %
William W. Short, Jr.   89.6 %  5.2 %   5.2 %
Daniel Calabria         92.0 %  2.7 %   5.3 %
Janice B. Case          92.0 %  2.6 %   5.4 %
Leo J. Hill             91.9 %  2.7 %   5.4 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        87.6 %  5.3 %   7.1 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

         FOR   AGAINST ABSTAIN
        91.5 %  1.2 %   7.3 %

Proposal 9

To approve a change to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold:

         FOR   AGAINST ABSTAIN
        88.5 %  4.4 %   7.1 %

                   AEGON/Transamerica Series Fund, Inc. 224

                 [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                        Goldman Sachs Asset Management
                                  32 Old Slip
                              New York, NY 10005

                                                      AEGON/Transamerica
                                                       Series Fund, Inc.
                                                Formerly, WRL Series Fund, Inc.


                                                         Munder Net50
                                                     Formerly, WRL Goldman
                                                        Sachs Small Cap



                                              Semi-Annual Report | June 30, 2001



August 2001
ACC00001-8/01

MUNDER NET50

 ...seeks long-term capital appreciation.


MARKET ENVIRONMENT

The portfolio commenced operations as Munder Net50 on May 1, 2001 and with its new investment objective as of May 29, 2001. The environment across the month was relatively sanguine compared to both the euphoria that engulfed the technology market during 1999 and early 2000 and the general bearish sentiment that has been reflected in the marketplace over the past fifteen months. The market has moved in trading-oriented patterns as participants focus on when the series of interest rate cuts made by the Federal Reserve Board will impact the general economy. Overseas markets were also weak. While the U.S is beginning to show signs of an improving economic environment, Europe is in the beginning phases of an economic slowdown.

PERFORMANCE

From June 1 to June 30, 2001, Munder Net50 returned (0.63)%. For the same period, the portfolio's benchmarks, the Standard and Poor's 500 Composite Stock Index ("S&P 500") and the Inter@ctive Week Internet Index ("IIX") returned (2.43)% and (3.33)% respectively. For the six months ended June 30, 2001, Munder Net50 returned 1.47 %. The S&P 500 returned (6.70)%, while IIX returned (32.42)% and the Russell 2000 Index returned 6.94 %.

STRATEGY REVIEW

We strive to build the portfolio for broad Internet exposure. It is not specifically a technology sector fund, nor is it a conglomeration of miscellaneous money-losing dot-coms. It is a portfolio that invests in three different types of companies, or "buckets". First are the pure plays. These are companies, most of which are already profitable, whose core business models are focused exclusively on the Web. Second are the builders. These companies provide the innovative hardware, software, and services that enable the advancement of the Internet economy. Most of the holdings in this component of the portfolio are traditional technology securities with leadership positions in their industries. Third are the beneficiaries. These are companies in a variety of industries that aggressively leverage the Internet's capabilities in order to enhance their existing business models.

The portfolio focuses on companies that have a significant market opportunity and the ability to leverage a business model through economies of scale. Top holding AOL Time Warner Inc. ("AOL"), for example, is uniquely positioned to benefit from the convergence of new technology and the desire of consumers and business for speedier access to the Internet. As network costs trend down, the impact on the company's earnings of its share price increase may be magnified. We believe that AOL will be able to capitalize on its user base and content to derive synergies and enhance shareholder value.

Microsoft Corporation ("Microsoft") is another large holding. The company has maintained its leadership position through the continued success of its current products and the launch of new products, including Windows XP and its .NET servers. In June, the U.S. Appeals Court overturned the order for the break-up of the company. Though Microsoft must still face review from the courts, we view this news as positive and look forward to new Windows and Office upgrades that will provide longer-term upside to their revenues.

Another company we like is eBay Inc. ("eBay"), which dominates its market niche
- online auctions. We anticipate that eBay's business model will continue to deliver profits as the company leverages its infrastructure to increase growth both in the U.S. and abroad.

OUTLOOK

We believe the remainder of the year should exhibit trading-oriented patterns, with market participants attempting to adjust to changing expectations for an improved spending environment for technology products/services in 2002. We expect fewer earnings disappointments in the second quarter earnings season than what occurred in the first quarter. We feel that Internet usage and broadband penetration will continue to grow, creating a solid backdrop for nimble, long-term investors.


/s/ Alan H. Harris
------------------
ALAN H. HARRIS

Munder Net50
Portfolio Manager


The views expressed in this commentary on Munder Net50 reflect those of the portfolio manager through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                    AEGON/Transamerica Series Fund, Inc.  228

MUNDER NET50                                                       [MUNDER LOGO]

We strive to build the portfolio for broad Internet exposure.


Comparison of change in value of $ 10,000 investment in AEGON/TransamericaSeries Fund, Inc.

Munder Net50, the Standard and Poor's 500 Composite Stock Index, the Inter@active Week Internet Index, and the Russell 2000 Index.


[_]  Munder Net50         $ 11,881

[_]  S&P 500              $  9,414

[_]  IIX                  $  5,688

[_]  Russell 2000         $ 12,203


Portfolio Average Annual Total Return
As of June 30, 2001
--------------------------------------------------------------------------------
      1 Year           5 Years         10 Years          From Inception
--------------------------------------------------------------------------------
     (2.28)%             N/A              N/A                8.31 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P), the Inter@active Week Internet Index (Inter@active Week) and the Russell 2000 Index over the same time frame.

                                                     Inter@active       Russell
                        Portfolio      S&P Index         Week         2000 Index
 Inception 5/3/99        $10,000        $10,000        $10,000          $10,000
 Period Ended 12/31/99   $11,782        $11,100        $17,260          $11,767
 FYE 12/31/00            $11,709        $10,089         $8,417          $11,412
 FPE 06/30/01            $11,881         $9,414         $5,688          $12,203

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
AOL Time Warner Inc.                                7.33 %
Microsoft Corporation                               6.57 %
VeriSign, Inc.                                      4.91 %
Internet Security Systems, Inc.                     4.37 %
eBay Inc.                                           4.30 %

Five Largest Industries (% of Net Assets)
Computer & Data Processing Services                47.68 %
Business Services                                  13.30 %
Computer & Office Equipment                         9.23 %
Telecommunications                                  7.25 %
Communications Equipment                            4.80 %


[Equity Matrix GRAPH]
Investment Style

Equity Matrix

Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5 % of the top 5,000 U.S. Stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.


                    AEGON/Transamerica Series Fund, Inc.  229

--------------------------------------------------------------------------------
   MUNDER NET50


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)


                                          Number of Market
                                           Shares   Value
                                          --------- -------
COMMON STOCKS (92.55 %)

   Business Services (13.30 %)

  CMGI Incorporated (a)..................  11,700   $    35
  DoubleClick Inc. (a)...................  48,500       677
  eBay Inc. (a)..........................  10,000       685
  GoTo.com, Inc. (a).....................   8,800       171
  TMP Worldwide Inc. (a).................   9,300       550

   Communication (2.96 %)

  Charter Communications, Inc. (a).......  10,000       234
  NDS Group PLC - ADR (a)................   7,000       237

   Communications Equipment (4.80 %)

  Comverse Technology, Inc. (a)..........   1,300        75
  Gilat Satellite Networks, Ltd. (a).....   8,900       107
  Marconi PLC - ADR......................  19,000       142
  McDATA Corporation - Class A (a).......   4,000        70
  Nokia Oyj - ADR........................   6,400       141
  ONI Systems Corp. (a)..................   6,500       181
  Research In Motion, Ltd. (a)...........   1,100        35
  Sorento Networks Corporation (a).......   1,100        13

   Computer & Data Processing Services (47.68 %)

  AOL Time Warner Inc. (a)...............  22,000     1,167
  Brocade Communications
   Systems, Inc. (a).....................   3,600       158
  Check Point Software
   Technologies, Ltd. (a)................  11,000       556
  Genuity Inc. (a).......................  20,100        63
  InfoSpace, Inc. (a)....................  52,400       201
  Inktomi Corporation (a)................   6,500        62
  Internet Security Systems, Inc. (a)....  14,300       695
  Intuit Inc. (a)........................   9,700       388
  Micromuse Inc. (a).....................  12,800       358
  Microsoft Corporation (a)..............  14,400     1,046
  Multex.com, Inc. (a)...................   9,500       154
  Oracle Corporation (a).................  32,600       619
  Riverdeep Group PLC - ADR (a)..........  11,300       316
  TIBCO Software Inc. (a)................   9,300       119
  Trend Micro Incorporated - ADR (a).....  66,200       252
  VeriSign, Inc. (a).....................  13,000       781
  Vignette Corporation (a)...............  28,700       255
  Yahoo! Inc. (a)........................  20,100       402

   Computer & Office Equipment (9.23 %)

  Cisco Systems, Inc. (a)................  31,800       579
  Dell Computer Corporation (a)..........  13,300       345
  EMC Corporation (a)....................  14,300       415
  Foundry Networks, Inc. (a).............   6,500       130

   Electronic Components & Accessories (0.36 %)

  Applied Micro Circuits Corporation (a).   3,400        58

                                                 Number of  Market
                                                  Shares    Value
                                                 --------- --------
             COMMON STOCKS (continued)

                Management Services (0.33 %)

               DiamondCluster International,
                Inc. - Class A (a)..............   4,200   $     53

                Motion Pictures (1.75 %)

               CNET Networks, Inc. (a)..........  21,400        278

                Real Estate (2.81 %)

               Homestore.com, Inc. (a)..........  12,800        447

                Security & Commodity Brokers (2.08 %)

               E*TRADE Group, Inc. (a)..........   6,500         42
               Schwab (Charles)
                Corporation (The)...............  18,900        289

                Telecommunications (7.25 %)

               Digex, Incorporated (a)..........   6,400         83
               Global Crossing Ltd. (a).........  18,000        156
               Metromedia Fiber Network, Inc. -
                Class A (a).....................  15,400         31
               Qwest Communications
                International Inc...............  20,700        660
               Vodafone Group PLC - ADR.........  10,000        224
                                                           --------
              Total Common Stocks
              (cost: $ 14,812)...........................    14,735
                                                           --------

                                                  Principal  Market
                                                   Amount    Value
                                                  --------- ---------
         SHORT-TERM OBLIGATIONS (7.47 %)

           Investors Bank & Trust Company (b)
            3.08 %, Repurchase Agreement
            dated 06/29/2001 to be
            repurchased at $ 1,190 on
            07/02/2001........................... $   1,190  $  1,190
                                                            ---------
          Total Short-Term Obligations
          (cost: $ 1,190).................................      1,190
                                                            ---------
          Total Investment Securities
          (cost: $ 16,002)................................  $  15,925
                                                            =========

         SUMMARY:
           Investments, at market value..........  100.02 %  $ 15,925
           Liabilities in excess of other assets.   (0.02)%        (3)
                                                  --------- ---------
           Net assets............................  100.00 %  $ 15,922
                                                  ========= =========

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 230

--------------------------------------------------------------------------------
   MUNDER NET50


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)


NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, repurchase agreements are collateralized by $ 16,451 Fannie Mae ARM - 605043 (7.86 % due 01/01/2018) with a market value and accrued interest of $ 1,249.

DEFINITIONS
ADR American Depositary Receipt
ARM Adjustable Rate Mortgage

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 231

--------------------------------------------------------------------------------
   MUNDER NET50


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost..................... $ 16,002
                                                          ========
  Investments in securities, at market value............. $ 15,925
  Cash...................................................      550
  Receivables:
   Securities sold.......................................        0
   Interest..............................................        1
   Dividends.............................................        4
   Dividend reclaims receivable..........................        0
   Other.................................................        0
                                                          --------
    Total assets.........................................   16,480
                                                          --------
Liabilities:
  Securities purchased...................................      545
  Accounts payable and accrued liabilities:
   Investment advisory fees..............................       12
   Dividends to shareholders.............................        0
   Other fees............................................        1
                                                          --------
    Total liabilities....................................      558
                                                          --------
      Net assets......................................... $ 15,922
                                                          ========
Net Assets Consists of:
  Capital stock shares authorized........................   50,000
                                                          ========
  Capital stock ($ .01 par value)........................ $     14
  Additional paid-in capital.............................   15,877
  Accumulated undistributed (distributions in excess of)
   net investment income (loss)..........................       93
  Accumulated undistributed net realized gain (loss) on
   investment securities and futures contracts...........       15
  Net unrealized appreciation (depreciation) on:
   Investment securities.................................      (77)
   Futures contracts.....................................        0
                                                          --------
  Net assets applicable to outstanding shares of capital. $ 15,922
                                                          ========
  Shares outstanding.....................................    1,443
                                                          ========
  Net asset value and offering price per share........... $  11.04
                                                          ========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

Investment Income:
  Interest................................................. $   27
  Dividends................................................     64
                                                            ------
    Total investment income................................     91
                                                            ------
Expenses:
  Investment advisory fees.................................     55
  Printing and shareholder reports.........................      2
  Custody fees.............................................     40
  Administrative service fees..............................      1
  Legal fees...............................................      0
  Auditing and accounting fees.............................      4
  Directors fees...........................................      0
  Registration fees........................................      0
  Other fees...............................................      0
                                                            ------
    Total expenses.........................................    102
Less:
  Advisory fee waiver......................................     41
  Fees paid indirectly.....................................      0
                                                            ------
    Net expenses...........................................     61
                                                            ------
  Net investment income (loss).............................     30
                                                            ------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on:
   Investment securities...................................    293
   Futures contracts.......................................   (258)
                                                            ------
    Total net realized gain (loss).........................     35
                                                            ------
  Change in unrealized appreciation (depreciation) on:
   Investment securities...................................    (46)
   Futures contracts.......................................      0
                                                            ------
    Total change in unrealized appreciation
     (depreciation)........................................    (46)
                                                            ------
  Net gain (loss) on investment securities and futures
   contracts...............................................    (11)
                                                            ------
    Net increase (decrease) in net assets resulting from
     operations............................................ $   19
                                                            ======

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 232

--------------------------------------------------------------------------------
   MUNDER NET50


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                                                   June 30,  December 31,
                                                                                                     2001        2000
                                                                                                   --------  ------------
Operations:
  Net investment income (loss).................................................................... $     30    $     35
  Net realized gain (loss) on investment securities and futures contracts.........................       35          25
  Change in unrealized appreciation (depreciation) on investment securities and futures contracts.      (46)       (273)
                                                                                                   --------    --------
  Net increase (decrease) in net assets resulting from operations.................................       19        (213)
                                                                                                   --------    --------
Distribution to Shareholders:
  Net investment income...........................................................................        0        (119)
  In excess of net investment income..............................................................        0           0
  Net realized gains..............................................................................        0         (23)
  In excess of net realized gains.................................................................        0           0
                                                                                                   --------    --------
   Total distributions............................................................................        0        (142)
                                                                                                   --------    --------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares...............................................................   12,535       6,394
  Dividends and distributions reinvested..........................................................        0         142
  Cost of shares redeemed.........................................................................   (3,083)     (2,513)
                                                                                                   --------    --------
   Increase (decrease) in net assets from capital share transactions..............................    9,452       4,023
                                                                                                   --------    --------
  Net increase (decrease) in net assets...........................................................    9,471       3,668

Net Assets:
  Beginning of period.............................................................................    6,451       2,783
                                                                                                   --------    --------
  End of period................................................................................... $ 15,922    $  6,451
                                                                                                   ========    ========
  Undistributed (distributions in excess of) net investment income................................ $     93    $     63
                                                                                                   ========    ========


FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,      December 31,
                                                                      --------- --------------------
                                                                        2001      2000     1999/(1)/
                                                                      --------- ---------  ---------
Net asset value, beginning of period................................. $   10.88 $   11.25  $   10.00
                                                                      --------- ---------  ---------
  Income from operations:
   Net investment income (loss)......................................      0.03      0.08       0.03
   Net realized and unrealized gain (loss) on investments............      0.13     (0.14)      1.74
                                                                      --------- ---------  ---------
    Net income (loss) from operations................................      0.16     (0.06)      1.77
                                                                      --------- ---------  ---------
  Distributions:
   Dividends from net investment income..............................      0.00     (0.26)     (0.04)
   Dividends in excess of net investment income......................      0.00      0.00      (0.48)
   Distributions from net realized gains on investments..............      0.00     (0.05)      0.00
   Distributions in excess of net realized gains on investments......      0.00      0.00       0.00
                                                                      --------- ---------  ---------
    Total distributions..............................................      0.00     (0.31)     (0.52)
                                                                      --------- ---------  ---------
Net asset value, end of period....................................... $   11.04 $   10.88  $   11.25
                                                                      ========= =========  =========
Total return.........................................................    1.47 %   (0.62)%    17.82 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $  15,922 $   6,451  $   2,783
   Ratio of total expenses to average net assets/(6)/................    1.68 %    2.44 %     5.57 %
   Ratio of net expenses to average net assets/(6)/..................    1.00 %    1.00 %     1.00 %
   Ratio of net investment income (loss) to average net assets/(6)/..    0.50 %    0.71 %     0.50 %
   Portfolio turnover rate...........................................  148.80 %  110.38 %   340.66 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 233

--------------------------------------------------------------------------------
   MUNDER NET50


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Munder Net50, (the "portfolio", formerly known as WRL Goldman Sachs Small Cap) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects a full six or twelve month time frame, except the period that includes the inception date of the portfolio which was May 3, 1999.

On May 1, 2001, the portfolio changed its name from WRL Goldman Sachs Small Cap to Munder Net50. Also, effective May 1, 2001, Munder Capital Management replaced Goldman Sachs Asset Management as sub-adviser to the portfolio. At a special shareholder meeting held on May 29, 2001, the investment restrictions, strategy and investment objective were also changed. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Futures and Options Contracts

The portfolio is authorized to enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of futures contracts and options is imperfect correlation between the change in the value of the futures contracts and options and the market value of the securities held, the possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts. There were no open futures contracts or options at June 30, 2001.

D. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

E. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

F. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

                   AEGON/Transamerica Series Fund, Inc. 234

--------------------------------------------------------------------------------
   MUNDER NET50


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--(continued)

G. Repurchase Agreements

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.90 %       1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Munder Capital Management ("Munder") to provide investment services to the portfolio and compensates Munder as described in the Fund's Statement of Additional Information.

Munder may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Munder. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Munder during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, there was no allocation of the market value of invested plan amounts to the portfolio.

                   AEGON/Transamerica Series Fund, Inc. 235

--------------------------------------------------------------------------------
   MUNDER NET50


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 24,738
  U.S. Government................................        0

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............   16,540
  U.S. Government................................        0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
-                                 -------- ------------
Shares issued....................  1,149        562
Shares issued - reinvestment of
 dividends and distributions.....      0         13
Shares redeemed..................   (299)      (229)
                                   -----       ----
Net increase (decrease) in shares
 outstanding.....................    850        346
                                   =====       ====

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 16,003
                                           ========
Unrealized appreciation................... $    640
Unrealized (depreciation).................     (718)
                                           --------
Net unrealized appreciation (depreciation) $    (78)
                                           ========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A).

                   AEGON/Transamerica Series Fund, Inc. 236

--------------------------------------------------------------------------------
   MUNDER NET50


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        94.1 %  3.2 %   2.7 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          96.4 %  0.2 %   3.4 %
Peter R. Brown          96.2 %  0.4 %   3.4 %
Charles C. Harris       96.4 %  0.2 %   3.4 %
Russell A. Kimball, Jr. 95.9 %  0.7 %   3.4 %
Patrick S. Baird        96.5 %  0.2 %   3.3 %
William W. Short, Jr.   96.0 %  0.6 %   3.4 %
Daniel Calabria         95.9 %  1.3 %   2.8 %
Janice B. Case          95.9 %  0.7 %   3.4 %
Leo J. Hill             95.8 %  0.8 %   3.4 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        94.4 %  2.0 %   3.6 %

Proposal 8

To approve the adoption of new fundamental investment restrictions:

         FOR   AGAINST ABSTAIN
        97.0 %  0.5 %   2.5 %

                   AEGON/Transamerica Series Fund, Inc. 237

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                           Munder Capital Management
                         480 Pierce Street, Suite 300
                             Birmingham, MI 48009

                                                     AEGON/Transamerica
                                                      Series Fund, Inc.
                                               Formerly, WRL Series Fund, Inc.

                                                        T. Rowe Price
                                                       Dividend Growth
                                                 Formerly, WRL T. Rowe Price
                                                       Dividend Growth



                                             Semi-Annual Report | June 30, 2001




August 2001
ACC00001-8/01

T. ROWE PRICE DIVIDEND GROWTH

 ...seeks to provide an increasing level of dividend income, long-term capital appreciation, and reasonable current income.


MARKET ENVIRONMENT

The unwinding of the business cycle that began in 2000 continued into 2001. The Federal Reserve Board's ("Fed") efforts to turn the tide - six short-term interest rate cuts since January - have thus far borne little fruit, and the overall economy remains stubbornly sluggish. Growth stocks, those of the technology stripe in particular, have been hit hardest. "False starts" in January and April, when investors reacted positively to surprise rate cuts, were not enough to save the tech-heavy NASDAQ Composite Index from posting a double-digit loss year to date.

PERFORMANCE

For the six months ended June 30, 2001, T. Rowe Price Dividend Growth returned (2.76)%, handily beating the Standard and Poor's 500 Composite Stock Index, which returned (6.70)%.

STRATEGY REVIEW

While we remain dramatically underweighted in technology, Microsoft Corporation was our best performer for the period. The stock rose nearly 68 % on anticipation of positive news from the U.S. Court of Appeals regarding a breakup of the company, excitement over a new product cycle, and the fact that the company's earnings held up much better than the average. Family Dollar Stores, Inc. also performed admirably. We remain attracted to the company because of its high return on capital, solid underlying fundamentals and "defensive growth" characteristics. Business services also proved to be a haven in the storm. First Data Corporation and Equifax Inc., leaders in transaction processing and money transfers, earned their keep with steady performance. Finally, some of our holdings in consumer nondurables, including Philip Morris Companies Inc., and McCormick & Company, Incorporated, performed well.

Vodafone Group PLC - ADR, the world's largest wireless company, was battered by reduced growth expectations combined with investor disdain toward the telecommunications sector. Waddell & Reed Financial, Inc. - Class A, a midwestern money management company, slipped along with market-sensitive financials. Pharmaceuticals, including Schering-Plough Corporation, Pfizer Inc. and Pharmacia Corporation, were a drag on returns despite the sector's reputation for holding up well in turbulent markets. Some of our largest purchases came in the areas of financials and telecommunications. FleetBoston Financial Corporation is the dominant franchise in the New England marketplace and has undergone a healthy restructuring. American Express Company is facing some challenges in each of its businesses, but the stock has been punished and now trades at 16 times forward estimates. We added to our Telecommunications exposure through additional investment in Sprint Corporation (FON Group). Telecommunication stocks have been decimated, and we believe the industry structure should show improvement.

We trimmed some of our retail exposure. Lowe's Companies, Inc. ("Lowe's") and CVS Corporation ("CVS") were eliminated from the portfolio. Lowe's had a terrific run, and we decided to minimize our exposure in home improvement retail to just the industry leader, The Home Depot, Inc. We became concerned that growth expectations for CVS became a bit too optimistic, while at the same time the entire industry was struggling to find qualified pharmacists to work the stores.

OUTLOOK

As each day passes, it becomes clear the recovery will take longer than initially anticipated. Working in the market's favor is the Fed, while fighting it is a continued stream of dismal earnings reports and the recognition that evolving European weakness will further delay improvement. The market is unlikely to march ahead until the profit picture improves. In the meantime, we continue to concentrate the portfolio in companies we believe can perform well through business cycles.

/s/ Thomas J. Huber
-------------------
THOMAS J. HUBER
T. Rowe Price Dividend Growth
Portfolio Manager


The views expressed in this commentary on T. Rowe Price Dividend Growth reflect those of the portfolio manager through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  240

                                                            [T. ROWE PRICE LOGO]

T. ROWE PRICE DIVIDEND GROWTH

The market is unlikely to march ahead until the profit picture improves.


Comparison of change in value of $ 10,000 investment in AEGON/TransamericaSeries Fund, Inc. T. Rowe Price Dividend Growth and the Standard and Poor's 500 Composite Stock Index.


[_]  T. Rowe Price
     Dividend Growth        $ 9,893

[_]  S&P 500                $ 9,414

Portfolio Average Annual Total Return
As of June 30, 2001

--------------------------------------------------------------------------------
     1 Year            5 Years          10 Years          From Inception
--------------------------------------------------------------------------------
     4.57 %              N/A              N/A                (0.50)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                              Portfolio       S&P Index
       Inception 5/3/99                        $10,000         $10,000
       Period Ended 12/31/99                    $9,260         $11,100
       FYE 12/31/00                            $10,174         $10,090
       FPE 06/30/01                             $9,893          $9,414

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
Citigroup Inc.                                      3.20 %
Pfizer Inc.                                         2.72 %
Freddie Mac                                         2.65 %
Exxon Mobil Corporation                             2.39 %
American Home Products Corporation                  2.07 %

Five Largest Industries (% of Net Assets)
Pharmaceuticals                                     9.05 %
Commercial Banks                                    8.68 %
Petroleum Refining                                  7.78 %
Holding & Other Investment Offices                  6.46 %
Telecommunications                                  5.44 %


[Equity Matrix GRAPH]
INVESTMENT STYLE

Equity Matrix

Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.


                   AEGON/Transamerica Series Fund, Inc.  241

--------------------------------------------------------------------------------
   T. ROWE PRICE DIVIDEND GROWTH


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                        Number of  Market
                                         Shares    Value
                                        --------- --------
COMMON STOCKS (96.90 %)

   Aerospace (0.58 %)
  United Technologies Corporation......   2,600   $    190

   Amusement & Recreation Services (0.89 %)
  Disney (Walt) Company (The)..........  10,200        295

   Apparel & Accessory Stores (0.59 %)
  Nordstrom, Inc.......................  10,500        195

   Automotive (0.75 %)
  Honeywell International Inc..........   7,100        248

   Beverages (1.53 %)
  Coca-Cola Company (The)..............   2,100         95
  PepsiCo, Inc.........................   9,290        411

   Business Services (2.61 %)
  Equifax Inc..........................   5,500        202
  Omnicom Group, Inc...................   4,500        387
  Viad Corp............................  10,300        272

   Chemicals & Allied Products (2.13 %)
  Colgate-Palmolive Company............   2,400        142
  Dow Chemical Company (The)...........   3,800        126
  Ecolab Inc...........................   2,900        119
  Pharmacia Corporation................   6,875        316

   Commercial Banks (8.68 %)
  Bank of New York Company, Inc. (The).   8,700        418
  Citigroup Inc........................  19,962      1,056
  Fifth Third Bancorp..................   2,300        138
  FleetBoston Financial Corporation....  10,200        402
  Mellon Financial Corporation.........  10,980        505
  Wells Fargo & Company................   7,390        343

   Communication (1.37 %)
  Comcast Corporation - Class A (a)....   6,500        282
  Viacom, Inc. - Class B (a)...........   3,300        171

   Communications Equipment (0.38 %)
  Nokia Oyj - ADR (b)..................   5,700        126

   Computer & Data Processing Services (4.71 %)
  Adobe Systems Incorporated...........   3,400        160
  AOL Time Warner Inc. (a).............   4,900        260
  Automatic Data Processing, Inc.......   6,000        298
  First Data Corporation...............   6,800        437
  Microsoft Corporation (a)............   5,500        399

   Computer & Office Equipment (1.28 %)
  Cisco Systems, Inc. (a)..............   5,700        104
  Compaq Computer Corporation..........   9,100        141

                                                  Number of  Market
                                                   Shares    Value
                                                  --------- --------
           COMMON STOCKS (continued)

              Computer & Office Equipment (continued)
             Dell Computer Corporation (a).......   4,600   $    119
             EMC Corporation (a).................   2,000         58

              Drug Stores & Proprietary Stores (0.37 %)
             Walgreen Co.........................   3,600        123

              Electric Services (1.17 %)
             TECO Energy, Inc....................  12,700        387

              Electronic & Other Electric Equipment (1.65 %)
             General Electric Company............  11,150        544

              Electronic Components & Accessories (3.26 %)
             Jabil Circuit, Inc. (a).............  10,800        333
             JDS Uniphase Corporation (a)........   4,840         62
             Linear Technology Corporation.......   3,400        150
             Molex Incorporated - Class A........   6,900        206
             Technitrol, Inc.....................   5,400        140
             Texas Instruments Incorporated......   3,700        117
             Xilinx, Inc. (a)....................   1,600         66

              Environmental Services (0.78 %)
             Waste Management, Inc...............   8,400        259

              Fabricated Metal Products (1.52 %)
             Gillette Company (The)..............   5,800        168
             Masco Corporation...................  13,300        332

              Food & Kindred Products (2.53 %)
             General Mills, Inc..................   7,200        315
             Kraft Foods, Inc. - Class A (a).....   4,100        127
             McCormick & Company, Incorporated...   5,900        248
             Quaker Oats Company (The)...........   1,600        146

              Health Services (0.53 %)
             HCA - The Healthcare Company........   3,900        176

              Holding & Other Investment Offices (6.46 %)
             Archstone Communities Trust.........  13,700        353
             Cousins Properties Incorporated.....  13,590        365
             Duke-Weeks Realty Corporation.......  12,441        309
             ProLogis Trust......................  16,300        370
             Reckson Associates Realty Corp. (b).  12,720        293
             Spieker Properties, Inc.............   1,500         90
             Vornado Realty Trust................   9,000        351

              Hotels & Other Lodging Places (1.20 %)
             Starwood Hotels & Resorts
              Worldwide, Inc.....................  10,600        395

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 242

--------------------------------------------------------------------------------
   T. ROWE PRICE DIVIDEND GROWTH


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                  Number of  Market
                                                   Shares    Value
                                                  --------- --------
           COMMON STOCKS (continued)

              Industrial Machinery & Equipment (3.29 %)
             Applied Materials, Inc. (a).........   3,900   $    191
             Baker Hughes Incorporated...........   8,500        285
             Dover Corporation...................   4,900        184
             Nordson Corporation.................   3,700         86
             Pall Corporation....................  14,500        341

              Instruments & Related Products (0.51 %)
             Analogic Corporation................   3,680        168

              Insurance (4.53 %)
             ACE Limited.........................   9,600        375
             Cigna Corporation...................   3,900        374
             Mercury General Corporation.........   3,500        122
             XL Capital Ltd. - Class A...........   7,600        624

              Insurance Agents, Brokers & Service (1.48 %)
             Hartford Financial Services
              Group, Inc. (The)..................   3,500        239
             Marsh & McLennan Companies, Inc.....   2,470        249

              Life Insurance (1.21 %)
             American General Corporation........   8,600        399

              Lumber & Other Building Materials (0.56 %)
             Home Depot, Inc. (The)..............   4,000        186

              Management Services (0.30 %)
             Paychex, Inc........................   2,500        100

              Manufacturing Industries (0.51 %)
             Hasbro Inc..........................  11,550        167

              Medical Instruments & Supplies (0.48 %)
             Teleflex Incorporated...............   3,600        158

              Metal Mining (0.54 %)
             Newmont Mining Corporation (b)......   9,500        177

              Oil & Gas Extraction (0.39 %)
             Diamond Offshore Drilling, Inc. (b).   3,900        129

              Paper & Allied Products (0.56 %)
             Kimberly-Clark Corporation..........   3,300        184

              Petroleum Refining (7.78 %)
             Amerada Hess Corporation............   4,430        358
             BP Amoco PLC - ADR..................   6,400        319
             Chevron Corporation.................   4,580        414
             Exxon Mobil Corporation.............   9,008        787
             Royal Dutch Petroleum Company -
              NY Registered Shares...............   7,600        443
             Texaco Inc..........................   3,700        246

                                                     Number of  Market
                                                      Shares    Value
                                                     --------- --------
         COMMON STOCKS (continued)

            Pharmaceuticals (9.05 %)
           Abbott Laboratories......................   7,300   $    350
           Allergan, Inc............................   1,200        103
           American Home Products Corporation.......  11,700        684
           Bristol-Myers Squibb Co..................   3,900        204
           Johnson & Johnson........................   5,300        265
           Merck & Co., Inc.........................   2,600        166
           Pfizer Inc...............................  22,340        896
           Schering-Plough Corporation..............   8,700        315

            Primary Metal Industries (0.33 %)
           Phelps Dodge Corporation.................   2,600        108

            Printing & Publishing (1.38 %)
           McGraw-Hill Companies, Inc. (The)........   4,800        318
           Tribune Company..........................   3,400        136

            Railroads (1.00 %)
           Union Pacific Corporation................   6,000        329

            Security & Commodity Brokers (3.63 %)
           American Express Company.................   5,500        213
           Franklin Resources, Inc..................   2,800        128
           Morgan Stanley Dean Witter & Co..........   3,100        199
           Waddell & Reed Financial, Inc. - Class A.  20,710        658

            Telecommunications (5.44 %)
           ALLTEL Corporation.......................   4,400        270
           SBC Communications Inc...................   8,500        341
           Sprint Corporation (FON Group)...........  14,200        303
           Verizon Communications, Inc..............   6,848        366
           Vodafone Group PLC - ADR (b).............  13,300        297
           WorldCom, Inc. -  WorldCom
            Group (a)...............................  14,600        218

            Tobacco Products (1.77 %)
           Philip Morris Companies Inc..............  11,500        584

            Transportation & Public Utilities (0.57 %)
           C.H. Robinson Worldwide, Inc.............   2,000         56
           Expeditors International of
            Washington, Inc.........................   2,200        132

            U.S. Government Agencies (3.76 %)
           Fannie Mae...............................   4,300        366
           Freddie Mac..............................  12,500        876

            Variety Stores (2.86 %)
           Family Dollar Stores, Inc................  19,730        506
           Target Corporation.......................  12,700        439
                                                               --------
          Total Common Stocks
          (cost: $ 31,073)...................................   31,971
                                                               --------

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  243

--------------------------------------------------------------------------------
   T. ROWE PRICE DIVIDEND GROWTH


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)


                              Principal  Market
                               Amount    Value
                              --------- --------
COMMERCIAL PAPER (3.33 %)

  Dresdner U.S. Finance Inc.
   3.75 %, due 07/16/2001....   $ 500   $    499
  UBS Finance (Delaware) LLC
   4.14 %, due 07/02/2001....     600        600
                                        --------
 Total Commercial Paper
 (cost: $ 1,099).......................    1,099
                                        --------
 Total Investment Securities
 (cost: $ 32,172)...................... $ 33,070
                                        ========

SUMMARY:

Investments, at market value.......... 100.23 % $ 33,070
Liabilities in excess of other assets.  (0.23)%      (75)
                                       -------- --------
Net assets............................ 100.00 % $ 32,995
                                       ======== ========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1C). The market value at June 30, 2001 of all securities on loan is $ 771.

DEFINITIONS
ADR American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 244

--------------------------------------------------------------------------------
   T. ROWE PRICE DIVIDEND GROWTH


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost..................... $ 32,172
                                                          ========
  Investments in securities, at market value............. $ 33,070
  Cash...................................................      353
  Cash collateral for securities on loan.................      799
  Receivables:
   Securities sold.......................................       44
   Interest..............................................        1
   Dividends.............................................       36
   Dividend reclaims receivable..........................        1
   Other.................................................        1
                                                          --------
    Total assets.........................................   34,305
                                                          --------
Liabilities:
  Securities purchased...................................      483
  Accounts payable and accrued liabilities:
   Investment advisory fees..............................       24
   Dividends to shareholders.............................        0
   Deposits for securities on loan.......................      799
   Other fees............................................        4
                                                          --------
    Total liabilities....................................    1,310
                                                          --------
      Net assets......................................... $ 32,995
                                                          ========
Net Assets Consists of:
  Capital stock shares authorized........................   50,000
                                                          ========
  Capital stock ($ .01 par value)........................ $     33
  Additional paid-in capital.............................   32,440
  Accumulated undistributed (distributions in excess of)
   net investment income (loss)..........................      262
  Accumulated undistributed net realized gain (loss) on
   investment securities.................................     (638)
  Net unrealized appreciation (depreciation) on
   investment securities.................................      898
                                                          --------
  Net assets applicable to outstanding shares of capital. $ 32,995
                                                          ========
  Shares outstanding.....................................    3,349
                                                          ========
  Net asset value and offering price per share........... $   9.85
                                                          ========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

Investment Income:
  Interest................................................. $   29
  Dividends................................................    213
  Foreign tax withheld.....................................     (2)
                                                            ------
    Total investment income................................    240
                                                            ------
Expenses:
  Investment advisory fees.................................    113
  Printing and shareholder reports.........................      3
  Custody fees.............................................     30
  Administrative service fees..............................      1
  Legal fees...............................................      0
  Auditing and accounting fees.............................      4
  Directors fees...........................................      0
  Registration fees........................................      0
  Other fees...............................................      0
                                                            ------
    Total expenses.........................................    151
Less:
  Advisory fee waiver......................................     26
  Fees paid indirectly.....................................      0
                                                            ------
    Net expenses...........................................    125
                                                            ------
  Net investment income (loss).............................    115
                                                            ------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on investment securities........    127
  Change in unrealized appreciation (depreciation) on
   investment securities...................................   (736)
                                                            ------
  Net gain (loss) on investment securities.................   (609)
                                                            ------
    Net increase (decrease) in net assets resulting from
     operations............................................ $ (494)
                                                            ======

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 245

--------------------------------------------------------------------------------
   T. ROWE PRICE DIVIDEND GROWTH


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                             June 30,  December 31,
                                                                               2001        2000
                                                                             --------  ------------
Operations:
  Net investment income (loss).............................................. $    115    $    149
  Net realized gain (loss) on investment securities.........................      127        (504)
  Change in unrealized appreciation (depreciation) on investment securities.     (736)      1,812
                                                                             --------    --------
  Net increase (decrease) in net assets resulting from operations...........     (494)      1,457
                                                                             --------    --------
Distribution to Shareholders:
  Net investment income.....................................................        0         (58)
  In excess of net investment income........................................        0           0
  Net realized gains........................................................        0           0
  In excess of net realized gains...........................................        0           0
                                                                             --------    --------
    Total distributions.....................................................        0         (58)
                                                                             --------    --------
Capital Share Transactions/(4)/://
  Net proceeds from sales of shares.........................................   19,928      13,168
  Dividends and distributions reinvested....................................        0          58
  Cost of shares redeemed...................................................   (4,076)     (5,718)
                                                                             --------    --------
   Increase (decrease) in net assets from capital share transactions........   15,852       7,508
                                                                             --------    --------
  Net increase (decrease) in net assets.....................................   15,358       8,907

Net Assets:
  Beginning of period.......................................................   17,637       8,730
                                                                             --------    --------
  End of period............................................................. $ 32,995    $ 17,637
                                                                             ========    ========
  Undistributed (distributions in excess of) net investment income.......... $    262    $    147
                                                                             ========    ========


FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                       June 30,     December 31,
                                                                       --------  ------------------
                                                                         2001      2000    1999/(1)/
                                                                       --------  --------  --------
  Net asset value, beginning of period................................ $  10.13  $   9.26  $  10.00
                                                                       --------  --------  --------
  Income from operations:
   Net investment income (loss).......................................     0.04      0.11      0.11
   Net realized and unrealized gain (loss) on investments.............    (0.32)     0.80     (0.85)
                                                                       --------  --------  --------
    Net income (loss) from operations.................................    (0.28)     0.91     (0.74)
                                                                       --------  --------  --------
  Distributions:
   Dividends from net investment income...............................     0.00     (0.04)     0.00
   Dividends in excess of net investment income.......................     0.00      0.00      0.00
   Distributions from net realized gains on investments...............     0.00      0.00      0.00
   Distributions in excess of net realized gains on investments.......     0.00      0.00      0.00
                                                                       --------  --------  --------
    Total distributions...............................................     0.00     (0.04)     0.00
                                                                       --------  --------  --------
  Net asset value, end of period...................................... $   9.85  $  10.13  $   9.26
                                                                       ========  ========  ========
  Total return........................................................  (2.76)%    9.87 %   (7.40)%
  Ratios and supplemental data:
   Net assets at end of period (in thousands)......................... $ 32,995  $ 17,637  $  8,730
   Ratio of total expenses to average net assets/ (6)/................   1.21 %    1.45 %    2.35 %
   Ratio of net expenses to average net assets/ (6)/..................   1.00 %    1.00 %    1.00 %
   Ratio of net investment income (loss) to average net assets/ (6)/..   0.92 %    1.19 %    1.75 %
   Portfolio turnover rate............................................  19.80 %   78.20 %   43.76 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 246

--------------------------------------------------------------------------------
   T. ROWE PRICE DIVIDEND GROWTH


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Dividend Growth, (the "portfolio", formerly known as WRL T. Rowe Price Dividend Growth) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects a full six or twelve month time frame, except the period that includes the inception date of the portfolio which was May 3, 1999.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value.

D. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

E. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the portfolio's shareholders for federal income tax purposes.

F. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

                   AEGON/Transamerica Series Fund, Inc. 247

--------------------------------------------------------------------------------
   T. ROWE PRICE DIVIDEND GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--(continued)

G. Repurchase Agreements

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.90 %       1.00 %

AEGON/Transamerica Advisers receives compensation for its services at 0.90 % for the first $ 100 million of the portfolio's average daily net assets; and
0.80 % for the portfolio's average daily net assets above $ 100 million.

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. ("T. Rowe") to provide investment services to the portfolio and compensates T. Rowe as described in the Fund's Statement of Additional Information.

T. Rowe may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or T. Rowe. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or T. Rowe during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, there was no allocation of the market value of invested plan amounts to the portfolio.

                   AEGON/Transamerica Series Fund, Inc. 248

--------------------------------------------------------------------------------
   T. ROWE PRICE DIVIDEND GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 19,953
  U.S. Government................................    2,214

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............    4,709
  U.S. Government................................    1,179

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
                                  -------- ------------
Shares issued....................  2,027      1,404
Shares issued - reinvestment of
 dividends and distributions.....      0          6
Shares redeemed..................   (420)      (611)
                                   -----      -----
Net increase (decrease) in shares
 outstanding.....................  1,607        799
                                   =====      =====

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The net capital loss carryforward noted below as of December 31, 2000 is available to offset future realized capital gains through the periods listed.

                       Net Capital Loss
                         Carryforward   Available through
                       ---------------- -----------------
                            $  63       December 31, 2007
                              336       December 31, 2008
                       ----------------
                            $ 399
                            =====

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 32,628
                                           ========
Unrealized appreciation................... $  1,901
Unrealized (depreciation).................   (1,459)
                                           --------
Net unrealized appreciation (depreciation) $    442
                                           ========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A).

                   AEGON/Transamerica Series Fund, Inc. 249

--------------------------------------------------------------------------------
   T. ROWE PRICE DIVIDEND GROWTH


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        96.3 %  0.3 %   3.4 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          96.2 %  0.9 %   2.9 %
Peter R. Brown          96.8 %  0.3 %   2.9 %
Charles C. Harris       96.8 %  0.3 %   2.9 %
Russell A. Kimball, Jr. 96.9 %  0.2 %   2.9 %
Patrick S. Baird        96.9 %  0.2 %   2.9 %
William W. Short, Jr.   96.8 %  0.3 %   2.9 %
Daniel Calabria         96.8 %  0.3 %   2.9 %
Janice B. Case          96.8 %  0.3 %   2.9 %
Leo J. Hill             96.8 %  0.3 %   2.9 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        93.4 %  2.4 %   4.2 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

         FOR   AGAINST ABSTAIN
        94.5 %  2.2 %   3.3 %

Proposal 9

To approve a change to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold:

         FOR   AGAINST ABSTAIN
        94.7 %  2.0 %   3.3 %

                   AEGON/Transamerica Series Fund, Inc. 250

                 [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

Independent Certified Public Accountants:           Custodian:
       PricewaterhouseCoopers LLP         Investors Bank & Trust Company
         400 North Ashley Street               200 Clarendon Street
               Suite 2800                           16th Floor
             Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                        T. Rowe Price Associates, Inc.
                              100 E. Pratt Street
                              Baltimore, MD 21202

                                                    AEGON/Transamerica
                                                     Series Fund, Inc.
                                              Formerly, WRL Series Fund, Inc.


                                                  T. Rowe Price Small Cap
                                           Formerly, WRL T. Rowe Price Small Cap



                                            Semi-Annual Report | June 30, 2001



August 2001
ACC00001-8/01

T. ROWE PRICE SMALL CAP

 ...seeks long-term growth of capital.


MARKET ENVIRONMENT

Economic growth came to a virtual halt the last six months, as industrial production tapered off, unemployment began to rise, and the number of businesses declaring bankruptcy rose dramatically. The economy's rapid deceleration prompted a vigorous easing of monetary policy by the Federal Reserve Board ("Fed"). Since January, the Fed reduced the federal funds target rate from
6.50 % to 3.75 % to keep the economy from slipping into recession.

The performance of various small-cap sectors was widely mixed in the first half of the year. Health care and financial services stocks rose, and retail and restaurant stocks performed well because consumer spending has remained strong. On the downside were energy stocks, which tracked falling oil and natural gas prices. The technology sector extended last year's decline, but gains in semiconductor stocks helped offset losses among telecommunications equipment, e-commerce, and networking shares.

Small-cap stocks as a group trounced large-caps in the first half of 2001. Within the small-cap sector, the smallest stocks outperformed the largest, and value stocks continued their strong outperformance of their growth counterparts.

PERFORMANCE

For the six months ended June 30, 2001, T. Rowe Price Small Cap returned (4.12)%, as severe losses in the first quarter were not completely mitigated by a rally in the second. By comparison, the portfolio's benchmark, the Russell 2000 Index, returned 6.94 % for the same period. Our aversion to owning the riskiest stocks greatly affected our relative performance.

STRATEGY REVIEW

We maintained a broadly diversified portfolio in the last six months. The portfolio at the end of June was spread across 370 securities in multiple industries, and no single holding represented more than 0.8 % of assets. Such diversification can help relative performance during difficult periods. By casting a wide net, we have more opportunities to catch the big winners early, while reducing the impact that a single disappointing company has on the entire portfolio.

For the most part, we kept industry allocations neutral relative to the small-cap growth universe. As a result, changes were driven primarily by market movements. Technology, which remained the largest sector commitment, and financial services allocations slipped, but business services, consumer, and health care had increased representation.

Some of our best holdings in the last six months included software companies THQ Inc. and Register.com, Inc. and electronics retailer Tweeter Home Entertainment Group, Inc. Most of our worst holdings originated from the technology sector, particularly networking and telecommunications equipment companies Anaren Microwave, Inc., Powerwave Technologies, Inc., Plantronics, Inc., and Proxim, Inc.

OUTLOOK

Although the economy remains weak, several macroeconomic policy actions have been taken to try to stave off a recession. The recently enacted tax cut and the Fed's "rapid and forceful" interest rate reductions will provide economic stimulus, a welcome response to the most challenging economic conditions in a decade. Consumers have remained remarkably resilient, but businesses have almost universally trimmed their budgets.

Small-cap stocks have outperformed their large-cap counterparts for almost two years, and we are optimistic that this trend will continue. Historically, the average duration for periods of small-cap outperformance is about six years. Small-caps tend to outpace their larger brethren when the economy accelerates after a period of slow growth. Stronger economic and corporate earnings growth, later this year perhaps, should be beneficial to small-cap growth companies. We will look for businesses that will benefit the most from an economic recovery.

/s/ Paul W. Wojcik
------------------

PAUL W. WOJCIK
T. Rowe Price Small Cap
Portfolio Manager


The views expressed in this commentary on T. Rowe Price Small Cap reflect those of the portfolio manager through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  254

                                                            [T. ROWE PRICE LOGO]

T. ROWE PRICE SMALL CAP

By casting a wide net, we have more opportunities to catch the big winners early.


Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. T. Rowe Price Small Cap and the Russell 2000 Index.


[_]   T. Rowe Price
      Small Cap              $ 12,156

[_]   Russell 2000           $ 12,203


Portfolio Average Annual Total Return
As of June 30, 2001
--------------------------------------------------------------------------------

       1 Year            5 Years          10 Years           From Inception
--------------------------------------------------------------------------------
      (18.03) %            N/A              N/A                  9.47 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 2000 Index over the same time frame.


                                                          Russell
                                      Portfolio          2000 Index
     Inception 5/3/99                  $10,000            $10,000
     Period Ended 12/31/99             $13,849            $11,767
     FYE 12/31/00                      $12,679            $11,412
     FPE 06/30/01                      $12,156            $12,203

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
ATMI, Inc.                                          0.77 %
Cytyc Corporation                                   0.76 %
Corporate Executive Board Company (The)             0.76 %
Techne Corporation                                  0.72 %
Quiksilver, Inc.                                    0.71 %

Five Largest Industries (% of Net Assets)
Computer & Data Processing Services                10.26 %
Pharmaceuticals                                     9.33 %
Electronic Components & Accessories                 7.51 %
Health Services                                     5.10 %
Oil & Gas Extraction                                4.96 %


[Equity Matrix GRAPH]
INVESTMENT SYTLE

Equity Matrix

Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Small Capitalization: Smallest 80 % of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.

Small-cap securities involve certain risks described in the prospectus that should be considered carefully before investing. Companies with small capitalization have the potential for greater volatility than companies with large capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.


                   AEGON/Transamerica Series Fund, Inc.  255

--------------------------------------------------------------------------------
   T. ROWE PRICE SMALL CAP


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                           Number of  Market
                                            Shares    Value
                                           --------- --------
COMMON STOCKS (96.36%)

   Aerospace (0.21 %)

  Triumph Group, Inc. (a).................   1,900   $     93

   Agriculture (0.07 %)

  Delta and Pine Land Company.............   1,700         33

   Air Transportation (0.51 %)

  Mesaba Holdings, Inc. (a)...............   5,900         54
  SkyWest, Inc............................   6,100        171

   Amusement & Recreation Services (0.81 %)

  International Speedway
   Corporation - Class A..................   3,200        134
  Westwood One, Inc. (a)..................   6,000        221

   Apparel & Accessory Stores (1.66 %)

  AnnTaylor, Inc. (a) (b).................     800         29
  Men's Wearhouse, Inc. (The) (a).........  10,200        281
  Pacific Sunwear of California, Inc. (a).   3,575         80
  Ross Stores, Inc. (b)...................   5,000        120
  Talbots, Inc. (The) (b).................   5,000        219

   Apparel Products (0.71 %)

  Quiksilver, Inc. (a)....................  12,600        314

   Automotive (0.10 %)

  Gentex Corporation (a)..................   1,600         45

   Automotive Dealers & Service Stations (1.40 %)

  Copart, Inc. (a)........................   6,400        187
  Group 1 Automotive, Inc. (a)............   7,400        219
  O'Reilly Automotive, Inc. (a)...........   7,300        210

   Business Credit Institutions (0.14 %)

  Heller Financial, Inc...................   1,500         60

   Business Services (4.74 %)

  Catalina Marketing Corporation (a)......   3,700        113
  ChoicePoint Inc. (a)....................   5,850        246
  Exodus Communications, Inc. (a).........  14,000         29
  F.Y.I. Incorporated (a).................   5,200        213
  Fair, Isaac and Company, Incorporated...   3,150        195
  Getty Images, Inc. (a)..................   6,400        168
  Heidrick & Struggles
   International, Inc. (a) (b)............   6,100        124
  Jupiter Media Metrix, Inc. (a)..........   1,000          1
  Keynote Systems, Inc. (a)...............   6,800         74
  Lamar Advertising Company (a)...........   2,400        106
  Manpower, Inc...........................   1,600         48
  NCO Group, Inc. (a) (b).................   4,300        133
  On Assignment, Inc. (a).................   1,800         32

                                                       Number of  Market
                                                        Shares    Value
                                                       --------- --------
       COMMON STOCKS (continued)

          Business Services (continued)

         Professional Detailing, Inc. (a) (b).........     300   $     28
         Professional Staff PLC - ADR (a).............   7,900         34
         Register.com, Inc. (a) (b)...................  11,000        170
         SonicWALL, Inc. (a) (b)......................   6,600        166
         Teletech Holdings, Inc. (a) (b)..............   5,700         51
         Valassis Communications, Inc. (a)............   1,800         64
         Websense, Inc. (a)...........................   4,700         94

          Chemicals & Allied Products (1.53 %)

         ATMI, Inc. (a)...............................  11,400        341
         Cabot Corporation............................   1,100         40
         Cambrex Corporation..........................   2,300        116
         OM Group, Inc................................   2,300        129
         Smith International, Inc. (a)................     800         48

          Commercial Banks (2.44 %)

         City National Corporation....................   3,700        164
         Commerce Bancorp, Inc........................   3,592        252
         Community First Bankshares, Inc..............   4,700        108
         National Commerce Financial
          Corporation.................................   4,100        100
         Silicon Valley Bancshares (a)................   5,400        119
         Southwest Bancorporation of
          Texas, Inc. (a).............................   5,000        151
         Sterling Bancshares, Inc.....................   9,500        182

          Communication (0.23 %)

         Global Payments Inc..........................     960         29
         Insight  Communications  Company,  Inc.  (a).     900         23
         LodgeNet Entertainment Corporation (a).......     700         12
         SpectraSite Holdings, Inc. (a)...............   5,300         38

          Communications Equipment (3.30 %)

         AudioCodes Ltd. (a)..........................   5,700         40
         Carrier Access Corporation (a)...............     800          5
         CommScope, Inc. (a)..........................   4,000         94
         Comverse Technology, Inc. (a)................   1,000         58
         DMC Stratex Networks, Inc. (a)...............   4,100         41
         Gilat Satellite Networks, Ltd. (a)...........   1,200         14
         Harmonic Lightwaves, Inc. (a) (b)............   9,534         95
         Inter-Tel, Incorporated......................   4,700         56
         L-3 Communications Holdings, Inc. (a)........   2,800        214
         Openwave Systems, Inc. (a)...................   1,205         42
         PECO II, Inc. (a)............................   3,700         24
         PictureTel Corporation (a)...................  13,700         77
         Plantronics, Inc. (a)........................   7,200        167
         Polycom, Inc. (a)............................   6,600        152
         Powerwave Technologies, Inc. (a).............   4,400         64
         Sawtek Inc. (a)..............................   2,400         56
         SeaChange International, Inc. (a) (b)........   2,000         36
         Spectrian Corporation (a)....................   1,900         30

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 256

--------------------------------------------------------------------------------
   T. ROWE PRICE SMALL CAP


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                    Number of  Market
                                                     Shares    Value
                                                    ------    --------
         COMMON STOCKS (continued)

            Communications Equipment (continued)

           Turnstone Systems, Inc. (a).............     500   $      4
           Ulticom, Inc. (a).......................   1,900         64
           ViaSat, Inc. (a)........................   3,000         72
           Western Multiplex Corporation (a).......   6,900         47

            Computer & Data Processing Services (10.26 %)

           Actuate Corporation (a) (b).............  14,700        140
           Advent Software, Inc. (a)...............   1,600        102
           Affiliated Computer Services, Inc. -
            Class A (a)............................   1,900        137
           Aspen Technology, Inc. (a) (b)..........   2,500         61
           BARRA, Inc. (a).........................   4,100        161
           BISYS Group, Inc. (The) (a) (b).........   4,500        266
           Concord Communications, Inc. (a)........   3,200         29
           Dendrite International, Inc. (a)........   3,900         29
           Echelon Corporation (a) (b).............     500         15
           Electronic Arts Inc. (a) (b)............   1,100         64
           eLoyalty Corporation (a)................   1,800          2
           Embarcadero Technologies, Inc. (a) (b)..   5,200        116
           FactSet Research Systems Inc............   7,700        275
           Henry (Jack) & Associates, Inc..........   5,000        155
           HNC Software Inc. (a)...................   1,900         37
           Hyperion Solutions Corporation (a)......   3,300         50
           Informatica Corporation (a).............   6,600        115
           Internet Security Systems, Inc. (a) (b).   1,400         68
           IntraNet Solutions, Inc. (a) (b)........   4,200        160
           Keane, Inc. (a).........................   1,700         37
           Liberate Technologies (a)...............   5,300         58
           Macromedia, Inc. (a)....................   3,000         54
           Manugistics Group, Inc. (a) (b).........   4,500        113
           MatrixOne, Inc. (a).....................   4,900        114
           Mercury Interactive Corporation (a).....   1,600         96
           Micromuse Inc. (a)......................   3,100         87
           National Instruments Corporation (a)....   5,500        178
           Netegrity, Inc. (a) (b).................   5,200        156
           NetIQ Corporation (a)...................   6,694        209
           Packeteer, Inc. (a).....................   8,900        112
           Peregrine Systems, Inc. (a).............   4,425        128
           Radiant Systems, Inc. (a)...............   4,850         78
           Remedy Corporation (a)..................   7,200        251
           SERENA Software, Inc. (a)...............   4,200        153
           Sybase, Inc. (a)........................   7,700        127
           Symantec Corporation (a)................   1,700         74
           THQ Inc. (a)............................   5,000        297
           Titan Corporation (The) (a) (b).........   2,300         53
           Verity, Inc. (a)........................   7,800        156

            Computer & Office Equipment (1.45 %)

           Avocent Corporation (a).................   4,550        104
           Emulex Corporation (a)..................   1,900         77
           Extended Systems Incorporated (a).......   1,200          8
           Optimal Robotics Corp. (a) (b)..........   2,100         80

                                                    Number of  Market
                                                     Shares    Value
                                                    ------    --------
          COMMON STOCKS (continued)

             Computer & Office Equipment (continued)

            Proxim, Inc. (a).......................   9,000   $    127
            RSA Security, Inc. (a).................   3,250        101
            SanDisk Corporation (a)................   2,600         73
            SONICblue Incorporated (a).............  17,200         57
            Symbol Technologies, Inc...............     525         12

             Construction (1.48 %)

            Dycom Industries, Inc. (a).............   9,800        225
            Insituform Technologies, Inc. -
             Class A (a) (b).......................   7,400        270
            KB Home................................   1,700         51
            Quanta Services, Inc. (a) (b)..........   4,850        107

             Department Stores (0.32 %)

            Neiman Marcus Group, Inc. (The) -
             Class A (a)...........................   4,500        140

             Drug Stores & Proprietary Stores (0.46 %)

            Duane Reade Inc. (a)...................   2,100         68
            Omnicare, Inc..........................   6,600        133

             Educational Services (1.19 %)

            Career Education Corporation (a).......   2,600        156
            DeVRY Inc. (a).........................   4,900        177
            Education Management Corporation (a)...   1,200         48
            Learning Tree International, Inc. (a)..   6,150        141

             Electric Services (0.32 %)

            Calpine Corporation (a)................   3,700        140

             Electronic & Other Electric Equipment (0.59 %)

            Catalytica Energy Systems, Inc. (a)....   2,020         44
            Harman International Industries,
             Incorporated..........................   3,900        149
            Zomax Incorporated (a).................   7,700         69

             Electronic Components & Accessories (7.51 %)

            Alliance Semiconductor Corp. (a).......   2,600         31
            Alpha Industries, Inc. (a).............   5,100        151
            Amphenol Corporation - Class A (a).....   1,100         44
            Applied Micro Circuits Corporation (a).     790         14
            Artesyn Technologies, Inc. (a).........   1,900         25
            AXT, Inc. (a) (b)......................   2,100         56
            Benchmark Electronics, Inc. (a)........     400         10
            Cree, Inc. (a) (b).....................   4,000        105
            CTS Corporation........................   3,900         80
            DDi Corp. (a)..........................   2,800         56
            Exar Corporation (a)...................   4,500         89
            Finisar Corporation (a) (b)............   1,100         21
            hi/fn, inc. (a)........................   1,100         17

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 257

--------------------------------------------------------------------------------
   T. ROWE PRICE SMALL CAP


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                   Number of  Market
                                                    Shares    Value
                                                   ------    --------
          COMMON STOCKS (continued)

             Electronic Components & Accessories (continued)

            Integrated Silicon Solution, Inc. (a).  10,100   $    140
            KEMET Corporation (a).................   5,500        109
            Kopin Corporation (a).................   8,300        101
            Lattice Semiconductor
             Corporation (a) (b)..................   9,900        242
            Maxim Integrated Products (a).........     921         41
            Mercury Computer Systems, Inc. (a)....   3,200        141
            Micrel, Incorporated (a)..............   6,100        201
            Microchip Technology Incorporated (a).   2,325         80
            MIPS Technologies, Inc. - Class A (a).   1,700         29
            NVIDIA Corporation (a) (b)............   1,100        102
            Oplink Communications, Inc. (a).......   1,400          5
            Pericom Semiconductor Corporation (a).   7,900        124
            Pixelworks, Inc. (a)..................   2,300         82
            Plexus Corp. (a)......................   7,100        234
            Power-One, Inc. (a) (b)...............   2,000         33
            QLogic Corporation (a)................   1,649        106
            QuickLogic Corporation (a)............   4,100         25
            REMEC, Inc. (a).......................   5,100         63
            Semtech Corporation (a) (b)...........   3,400        102
            Silicon Storage Technology, Inc. (a)..  11,200        113
            Sipex Corporation (a).................     900         14
            Spectra-Physics Lasers, Inc. (a)......     700         16
            Technitrol, Inc.......................   6,500        169
            Three-Five Systems, Inc. (a)..........     500          9
            TranSwitch Corporation (a)............   8,150         88
            TriQuint Semiconductor, Inc. (a)......   2,700         61
            Varian Semiconductor Equipment
             Associates, Inc. (a).................   3,800        160
            Virata Corporation (a)................   1,000         12

             Engineering & Management Services (0.70 %)

            SBA Communications Corporation (a)....   6,400        158
            Tetra Tech, Inc. (a)..................   5,475        149

             Fabricated Metal Products (0.34 %)

            Mobile Mini Inc. (a)..................   1,100         36
            Simpson Manufacturing Co., Inc. (a)...   1,900        115

             Food & Kindred Products (0.45 %)

            Dreyer's Grand Ice Cream, Inc.........   4,200        117
            Smithfield Foods, Inc. (a)............     700         28
            Tootsie Roll Industries Incorporated..   1,400         54

             Food Stores (0.24 %)

            Casey's General Stores, Inc...........   5,500         72
            Whole Foods Market, Inc. (a)..........   1,200         33

             Furniture & Fixtures (0.08 %)

            Ethan Allen Interiors Inc.............   1,100         36

                                                       Number of  Market
                                                        Shares    Value
                                                       ------    --------
       COMMON STOCKS (continued)

          Furniture & Home Furnishings Stores (0.72 %)

         Cost Plus, Inc. (a)..........................   3,650   $    110
         Linens 'n Things, Inc. (a)...................   2,250         61
         Williams-Sonoma, Inc. (a)....................   3,800        148

          Health Services (5.10 %)

         Accredo Health, Incorporated (a).............   6,600        245
         AdvancePCS (a)...............................   4,400        281
         AmeriPath, Inc. (a)..........................   5,900        173
         Enzo Biochem, Inc. (a) (b)...................   1,575         54
         Express Scripts, Inc. - Class A (a)..........   2,700        149
         Hooper Holmes, Inc...........................  17,200        176
         LifePoint Hospitals, Inc. (a) (b)............   6,500        287
         Lincare Holdings Inc. (a)....................   5,600        168
         Province Healthcare Company (a)..............   8,000        281
         Specialty Laboratories, Inc. (a).............   4,100        155
         Unilab Corporation (a).......................   1,700         43
         Universal Health Services, Inc. -
          Class B (a).................................   5,100        232

          Holding & Other Investment Offices (0.21 %)

         Apartment Investment &
          Management Co. - Class A....................   1,900         92

          Industrial Machinery & Equipment (2.00 %)

         Asyst Technologies, Inc. (a) (b).............   8,500        115
         Brooks Automation, Inc. (a)..................   2,000         92
         Cooper Cameron Corporation (a)...............   1,700         95
         Cymer, Inc. (a)..............................   5,400        137
         National-Oilwell, Inc. (a)...................   4,100        110
         Novellus Systems, Inc. (a)...................     800         45
         Terex Corporation (a)........................   3,000         64
         Zebra Technologies Corporation - Class A (a).   4,500        221

          Instruments & Related Products (3.86 %)

         Anaren Microwave, Inc. (a)...................   1,000         20
         Cognex Corporation (a).......................   5,800        196
         Coherent, Inc. (a)...........................   3,100        112
         Cohu, Inc....................................   3,900         88
         Cytyc Corporation (a)........................  14,600        336
         Dionex Corporation (a).......................   4,350        145
         Fossil, Inc. (a).............................   3,050         63
         LTX Corporation (a) (b)......................   4,300        110
         Mettler-Toledo International Inc. (a)........   5,000        216
         MKS Instruments, Inc. (a)....................   1,666         48
         Newport Corporation (b)......................   2,500         66
         SBS Technologies, Inc. (a)...................   2,500         47
         Varian, Inc. (a).............................   5,700        184
         Waters Corporation (a).......................   2,500         69

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 258

--------------------------------------------------------------------------------
   T. ROWE PRICE SMALL CAP


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                           Number of  Market
                                                            Shares    Value
                                                           -----     --------
  COMMON STOCKS (continued)

     Insurance (2.04 %)

    First Health Group Corp. (a)..........................   7,400   $    178
    PMI Group, Inc. (The).................................   1,800        131
    Radian Group, Inc.....................................   6,046        245
    StanCorp Financial Group, Inc.........................   4,100        194
    Triad Guaranty Inc. (a)...............................   3,800        152

     Insurance Agents, Brokers & Service (0.25 %)

    Brown & Brown, Inc....................................   1,100         46
    Gallagher (Arthur J.) & Co............................   2,400         62

     Leather & Leather Products (0.27 %)

    Cole (Kenneth) Productions, Inc. -
     Class A (a)..........................................   1,400         28
    Timberland Company (The) - Class A (a)................   2,300         91

     Life Insurance (0.14 %)

    Annuity and Life Re (Holdings), Ltd...................   1,300         46
    Nationwide Financial Services,
     Inc. - Class A.......................................     400         17

     Machinery, Equipment & Supplies (0.17 %)

    MSC  Industrial  Direct  Co.,  Inc.  -  Class  A  (a).   4,300         75

     Management Services (0.93 %)

    Corporate Executive Board
     Company (The) (a)....................................   8,000        335
    DiamondCluster International,
     Inc. - Class A (a)...................................   6,000         76

     Manufacturing Industries (0.36 %)

    JAKKS Pacific, Inc. (a)...............................   8,500        159

     Medical Instruments & Supplies (2.13 %)

    Apogent Technologies, Inc. (a)........................   1,700         42
    Datascope Corp........................................   6,500        299
    DENTSPLY International Inc............................   1,100         49
    ICU Medical, Inc. (a).................................   4,100        169
    Mentor Corporation....................................   3,100         88
    MiniMed Inc. (a)......................................   1,500         72
    ResMed Inc. (a) (b)...................................   3,800        192
    Zoll Medical Corporation (a)..........................     900         25

     Metal Mining (0.21 %)

    Stillwater Mining Company (a).........................   3,100         91

     Motion Pictures (0.42 %)

    Macrovision Corporation (a)...........................   2,700        185

                                                     Number of  Market
                                                      Shares    Value
                                                     ------    --------
         COMMON STOCKS (continued)

            Oil & Gas Extraction (4.96 %)

           BJ Services Company (a)..................   3,200   $     91
           Brown (Tom), Inc. (a)....................   8,000        192
           Cabot Oil & Gas Corporation - Class A....  10,700        261
           Cal Dive International, Inc. (a).........   4,000         98
           Core Laboratories N.V. (a)...............   4,700         88
           Global Industries, Ltd. (a)..............   6,800         85
           Grey Wolf Incorporated (a)...............   2,800         11
           Louis Dreyfus Natural Gas Corp. (a)......   5,700        199
           Marine Drilling Companies, Inc. (a)......  10,800        206
           Patterson-UTI Energy, Inc. (a) (b).......  12,400        222
           Pride International, Inc. (a) (b)........   6,600        125
           Spinnaker Exploration Company (a)........   4,300        171
           Stone Energy Corporation (a).............   4,300        190
           Veritas DGC, Inc. (a)....................   5,000        139
           XTO Energy, Inc. (b).....................   7,500        108

            Personal Credit Institutions (0.30 %)

           Metris Companies Inc. (b)................   3,950        133

            Personal Services (0.11 %)

           G&K Services, Inc. - Class A.............   1,850         50

            Pharmaceuticals (9.33 %)

           Abgenix, Inc. (a)........................   2,800        126
           Albany Molecular Research, Inc. (a)......   4,200        160
           Alkermes, Inc. (a) (b)...................   4,500        158
           Aviron (a) (b)...........................   1,600         91
           Cell Genesys, Inc. (a)...................   1,100         23
           Cephalon, Inc. (a) (b)...................   3,214        227
           COR Therapeutics, Inc. (a) (b)...........   2,200         67
           Cubist Pharmaceuticals, Inc. (a).........   1,800         68
           Enzon, Inc. (a) (b)......................   4,300        269
           Gilead Sciences, Inc. (a) (b)............   3,000        175
           Human Genome Sciences, Inc. (a)..........   2,600        157
           ImClone Systems Incorporated (a) (b).....     600         32
           Inhale Therapeutic Systems, Inc. (a) (b).   3,600         83
           Invitrogen Corporation (a)...............   3,200        230
           King Pharmaceuticals, Inc. (a)...........   2,967        159
           K-V Pharmaceutical Company - Class A (a).   4,600        128
           Medicis Pharmaceutical Corporation -
            Class A (a).............................   1,100         58
           Neose Technologies, Inc. (a).............   1,000         45
           Neurocrine Biosciences, Inc. (a).........   4,900        196
           NPS Pharmaceuticals, Inc. (a)............   4,000        161
           OSI Pharmaceuticals, Inc. (a) (b)........     700         37
           PolyMedica Corporation (a) (b)...........   3,400        138
           Priority Healthcare Corporation -
            Class B (a).............................   4,600        130

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 259

--------------------------------------------------------------------------------
   T. ROWE PRICE SMALL CAP


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                   Number of  Market
                                                    Shares    Value
                                                   ------    --------
           COMMON STOCKS (continued)

              Pharmaceuticals (continued)

             Protein Design Labs, Inc. (a) (b)....   1,200   $    104
             QLT, Inc. (a) (b)....................   2,500         49
             Regeneron Pharmaceuticals, Inc. (a)..     600         21
             Serologicals Corporation (a).........   9,200        196
             Shire Pharmaceuticals Group
              PLC - ADR (a) (b)...................   4,196        233
             Tanox Inc. (a).......................   2,100         66
             Techne Corporation (a)...............   9,800        318
             Triangle Pharmaceuticals, Inc. (a)...  11,400         53
             Vical Incorporated (a)...............   4,500         63
             ViroPharma Incorporated (a) (b)......   2,500         85

              Primary Metal Industries (0.15 %)

             Maverick Tube Corporation (a)........   3,900         66

              Printing & Publishing (0.59 %)

             Harte-Hanks Inc......................   1,000         25
             Scholastic Corporation (a)...........   3,700        167
             Topps Company, Inc. (The) (a)........   6,000         70

              Radio & Television Broadcasting (2.82 %)

             Cox Radio, Inc. - Class A (a)........   8,000        223
             Emmis Communications
              Corporation - Class A (a)...........   6,500        200
             Entercom Communications Corp. (a)....   3,500        188
             Pegasus Communications
              Corporation (a)(b)..................   5,300        119
             Price Communications Corporation (a).   5,700        115
             Radio One, Inc. - Class A (a)........   2,200         51
             Radio One, Inc. - Class D (a) (b)....  11,500        254
             Regent Communications, Inc. (a)......   7,800         94

              Radio, Television, & Computer Stores (0.79 %)

             Tweeter Home Entertainment
              Group, Inc. (a).....................   7,300        258
             Ultimate Electronics, Inc. (a).......   2,700         88

              Real Estate (0.56 %)

             Catellus Development Corporation (a).   7,100        124
             Homestore.com, Inc. (a) (b)..........   3,200        112
             Trammell Crow Company (a)............   1,000         11

              Research & Testing Services (2.41 %)

             Affymetrix, Inc. (a).................   2,400         53
             Aurora Biosciences Corporation (a)...   6,500        202
             Celgene Corporation (a)..............   1,900         55
             Deltagen, Inc. (a)...................  10,900         98
             Exelixis, Inc. (a)...................   2,100         40
             Forrester Research, Inc. (a).........   3,700         84
             Incyte Genomics, Inc. (a)............   5,900        145

                                                        Number of  Market
                                                         Shares    Value
                                                        -----     --------
      COMMON STOCKS (continued)

         Research & Testing Services (continued)

        META Group, Inc. (a)...........................   3,450   $      9
        Myriad Genetics, Inc. (a) (b)..................   1,100         70
        Symyx Technologies, Inc. (a)...................   8,800        231
        Trimeris, Inc. (a).............................   1,500         75

         Restaurants (1.92 %)

        BUCA, Inc. (a).................................   2,600         57
        California Pizza Kitchen, Inc. (a) (b).........   2,200         51
        CEC Entertainment Inc. (a).....................   5,100        252
        Cheesecake Factory
         Incorporated (The) (a)........................   4,950        140
        P.F. Chang's China Bistro, Inc. (a) (b)........   2,500         95
        RARE Hospitality International, Inc. (a).......   3,750         85
        Sonic Corp. (a)................................   5,250        167

         Retail Trade (0.60 %)

        Insight Enterprises, Inc. (a)..................   3,100         76
        Michaels Stores, Inc. (a)......................   2,100         86
        Whitehall Jewellers, Inc. (a)..................   3,300         30
        Zale Corporation (a)...........................   2,200         74

         Rubber & Misc. Plastic Products (0.42 %)

        Carlisle Companies Incorporated................   1,600         56
        VANS, INC. (a).................................   5,500        129

         Security & Commodity Brokers (2.82 %)

        Affiliated Managers Group, Inc. (a) (b)........   4,900        300
        AmeriCredit Corp. (a)..........................   5,300        275
        Eaton Vance Corp...............................   3,400        118
        Investment Technology Group, Inc. (a)..........   4,900        246
        Investors Financial Services Corp..............   1,300         87
        Legg Mason, Inc................................   2,700        134
        Waddell & Reed Financial, Inc. - Class A.......   2,650         84

         Social Services (0.37 %)

        Bright Horizons Family Solutions, Inc. (a).....   5,200        163

         Stone, Clay & Glass Products (0.52 %)

        Cabot  Microelectronics  Corporation  (a)  (b).   3,681        228

         Telecommunications (1.37 %)

        AirGate PCS, Inc. (a)..........................   3,200        166
        ITC DeltaCom, Inc. (a).........................   2,800         11
        Millicom International Cellular SA (a).........   2,900         73

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 260

--------------------------------------------------------------------------------
   T. ROWE PRICE SMALL CAP


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                  Number of  Market
                                                   Shares    Value
                                                  ------    --------
            COMMON STOCKS (continued)

               Telecommunications (continued)
              Time Warner Telecom Inc. -
               Class A (a)(b)....................   1,600   $     54
              Triton PCS Holdings, Inc. (a)......   3,200        131
              Western Wireless Corporation -
               Class A (a).......................   3,900        168

               Textile Mill Products (0.27 %)

              Mohawk Industries, Inc. (a) (b)....   3,450        121

               Transportation & Public Utilities (1.61 %)

              C.H. Robinson Worldwide, Inc.......   6,200        173
              Expeditors International of
               Washington, Inc...................   2,600        156
              Forward Air Corporation (a)........   8,700        261
              UTI Worldwide, Inc.................   7,500        119

               Trucking & Warehousing (0.63 %)

              Iron Mountain Incorporated (a).....   6,200        277

               Variety Stores (0.36 %)

              Dollar Tree Stores, Inc. (a) (b)...   2,950         82
              Family Dollar Stores, Inc..........   3,000         77

               Wholesale Trade Durable Goods (1.19 %)

              Patterson Dental Company (a).......   5,200        156
              SCP Pool Corporation (a)...........   6,500        224
              Watsco, Inc........................  10,100        142

               Wholesale Trade Nondurable Goods (0.21 %)

              Performance Food Group Company (a).   3,100         94
                                                            --------
              Total Common Stocks
              (cost: $ 43,358)............................    42,433
                                                            --------

                                                   Principal  Market
                                                    Amount    Value
                                                   --------- --------
          COMMERCIAL PAPER (1.14 %)

            UBS Finance (Delaware) LLC
             4.14 %, due 07/02/2001...............    $ 500  $    500
                                                             --------
           Total Commercial Paper
           (cost: $ 500)....................................      500
                                                             --------
           Total Investment Securities
           (cost: $ 43,858)................................. $ 42,933
                                                             ========

          SUMMARY:

            Investments, at market value..........  97.50 %  $ 42,933
            Other assets in excess of liabilities.   2.50 %     1,103
                                                   --------  --------
            Net assets............................ 100.00 %  $ 44,036
                                                   ========  ========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all of a portion of this security is on loan (see Note
   1C). The market value at June 30, 2001 of all securities on loan is $ 6,997.

DEFINITIONS
ADR American Depositary Receipt


See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 261

--------------------------------------------------------------------------------
   T. ROWE PRICE SMALL CAP


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

      Assets:
        Investments in securities, at cost..................... $ 43,858
                                                                ========
        Investments in securities, at market value............. $ 42,933
        Cash...................................................    1,128
        Cash collateral for securities on loan.................    7,061
        Receivables:
         Securities sold.......................................        0
         Interest..............................................        3
         Dividends.............................................        4
         Other.................................................       41
                                                                --------
          Total assets.........................................   51,170
                                                                --------
      Liabilities:
        Securities purchased...................................        0
        Accounts payable and accrued liabilities:
         Investment advisory fees..............................       26
         Dividends to shareholders.............................        0
         Deposits for securities on loan.......................    7,061
         Other fees............................................       47
                                                                --------
          Total liabilities....................................    7,134
                                                                --------
            Net assets......................................... $ 44,036
                                                                ========
      Net Assets Consists of:
        Capital stock shares authorized........................   50,000
                                                                ========
        Capital stock ($ .01 par value)........................ $     38
        Additional paid-in capital.............................   46,855
        Accumulated undistributed (distributions in excess of)
         net investment income (loss)..........................     (103)
        Accumulated undistributed net realized gain (loss) on
         investment securities.................................   (1,829)
        Net unrealized appreciation (depreciation) on
         investment securities.................................     (925)
                                                                --------
        Net assets applicable to outstanding shares of capital. $ 44,036
                                                                ========
        Shares outstanding.....................................    3,780
                                                                ========
        Net asset value and offering price per share........... $  11.65
                                                                ========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

      Investment Income:
        Interest................................................. $    33
        Dividends................................................      24
                                                                  -------
          Total investment income................................      57
                                                                  -------
      Expenses:
        Investment advisory fees.................................     122
        Printing and shareholder reports.........................       6
        Custody fees.............................................      33
        Administrative service fees..............................       2
        Legal fees...............................................       0
        Auditing and accounting fees.............................       4
        Directors fees...........................................       0
        Registration fees........................................       0
        Other fees...............................................       1
                                                                  -------
          Total expenses.........................................     168
      Less:
        Advisory fee waiver......................................       7
        Fees paid indirectly.....................................       0
                                                                  -------
          Net expenses...........................................     161
                                                                  -------
        Net investment income (loss).............................    (104)
                                                                  -------
      Realized and Unrealized Gain (Loss):
        Net realized gain (loss) on investment securities........  (1,232)
        Change in unrealized appreciation (depreciation) on
         investment securities...................................     361
                                                                  -------
        Net gain (loss) on investment securities.................    (871)
                                                                  -------
          Net increase (decrease) in net assets resulting from
           operations............................................ $  (975)
                                                                  =======

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 262

--------------------------------------------------------------------------------
   T. ROWE PRICE SMALL CAP


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                             June 30,   December 31,
                                                                               2001         2000
                                                                             ---------  ------------
Operations:
  Net investment income (loss).............................................. $    (104)   $   (126)
  Net realized gain (loss) on investment securities.........................    (1,232)       (460)
  Change in unrealized appreciation (depreciation) on investment securities.       361      (3,323)
                                                                             ---------    --------
  Net increase (decrease) in net assets resulting from operations...........      (975)     (3,909)
                                                                             ---------    --------
Distribution to Shareholders:
  Net investment income.....................................................         0        (134)
  In excess of net investment income........................................         0        (125)
  Net realized gains........................................................         0          (1)
  In excess of net realized gains...........................................         0           0
                                                                             ---------    --------
   Total distributions......................................................         0        (260)
                                                                             ---------    --------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares.........................................    27,865      32,552
  Dividends and distributions reinvested....................................         0         260
  Cost of shares redeemed...................................................   (12,878)     (8,443)
                                                                             ---------    --------
   Increase (decrease) in net assets from capital share transactions........    14,987      24,369
                                                                             ---------    --------
  Net increase (decrease) in net assets.....................................    14,012      20,200

Net Assets:
  Beginning of period.......................................................    30,024       9,824
                                                                             ---------    --------
  End of period............................................................. $  44,036    $ 30,024
                                                                             =========    ========
  Undistributed (distributions in excess of) net investment income.......... $    (103)   $      1
                                                                             =========    ========

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,      December 31,
                                                                      --------  --------------------
                                                                        2001      2000    1999/(1)/
                                                                      --------  --------  ----------
Net asset value, beginning of period................................. $  12.15  $  13.41  $    10.00
                                                                      --------  --------  ----------
  Income from operations:............................................
   Net investment income (loss)......................................    (0.04)    (0.08)      (0.03)
   Net realized and unrealized gain (loss) on investments............    (0.46)    (1.04)       3.87
                                                                      --------  --------  ----------
    Net income (loss) from operations................................    (0.50)    (1.12)       3.84
                                                                      --------  --------  ----------
  Distributions:
   Dividends from net investment income..............................     0.00     (0.07)       0.00
   Dividends in excess of net investment income......................     0.00     (0.07)      (0.43)
   Distributions from net realized gains on investments..............     0.00      0.00        0.00
   Distributions in excess of net realized gains on investments......     0.00      0.00        0.00
                                                                      --------  --------  ----------
    Total distributions..............................................     0.00     (0.14)      (0.43)
                                                                      --------  --------  ----------
Net asset value, end of period....................................... $  11.65  $  12.15  $    13.41
                                                                      ========  ========  ==========
Total return.........................................................  (4.12)%   (8.45)%     38.49 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 44,036  $ 30,024  $    9,824
   Ratio of total expenses to average net assets/(6)/................   1.04 %    1.14 %      2.46 %
   Ratio of net expenses to average net assets/(6)/..................   1.00 %    1.00 %      1.00 %
   Ratio of net investment income (loss) to average net assets/(6)/..  (0.65)%   (0.57)%     (0.44)%
   Portfolio turnover rate...........................................  19.93 %   64.53 %    159.02 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 263

--------------------------------------------------------------------------------
   T. ROWE PRICE SMALL CAP


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Small Cap, (the "portfolio", formerly known as WRL T. Rowe Price Small Cap) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects a full six or twelve month time frame, except the period that includes the inception date of the portfolio which was May 3, 1999.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $ 10 is included in interest income.

D. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

E. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the portfolio's shareholders for federal income tax purposes.

                   AEGON/Transamerica Series Fund, Inc. 264

--------------------------------------------------------------------------------
   T. ROWE PRICE SMALL CAP


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--(continued)

F. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

G. Repurchase Agreements

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.75 %       1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. ("T. Rowe") to provide investment services to the portfolio and compensates T. Rowe as described in the Fund's Statement of Additional Information.

T. Rowe may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or T. Rowe. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or T. Rowe during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred

                   AEGON/Transamerica Series Fund, Inc. 265

--------------------------------------------------------------------------------
   T. ROWE PRICE SMALL CAP


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 2--(continued)

Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 1. Invested plan amounts and the total liability for deferred compensation to the Directors under the plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 20,537
  U.S. Government................................        0

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............    6,527
  U.S. Government................................        0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
-                                 -------- ------------
Shares issued....................   2,460     2,386
Shares issued - reinvestment of
 dividends and distributions.....       0        19
Shares redeemed..................  (1,152)     (665)
                                   ------     -----
Net increase (decrease) in shares
 outstanding.....................   1,308     1,740
                                   ======     =====

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The net capital loss carryforward noted below as of December 31, 2000 is available to offset future realized capital gains through the period listed. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2000, of $ 194 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2001.

                      Net Capital Loss
                        Carryforward   Available through
                      ---------------- ------------------
                            $ 11        December 31, 2008

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 44,511
                                           ========
Unrealized appreciation................... $  4,973
Unrealized (depreciation).................   (6,551)
                                           --------
Net unrealized appreciation (depreciation) $ (1,578)
                                           ========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A).

                   AEGON/Transamerica Series Fund, Inc. 266

--------------------------------------------------------------------------------
   T. ROWE PRICE SMALL CAP


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        94.4 %  2.2 %   3.4 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          94.2 %  2.4 %   3.4 %
Peter R. Brown          93.4 %  3.0 %   3.6 %
Charles C. Harris       94.2 %  2.2 %   3.6 %
Russell A. Kimball, Jr. 93.3 %  3.2 %   3.5 %
Patrick S. Baird        93.4 %  3.2 %   3.4 %
William W. Short, Jr.   94.1 %  2.3 %   3.6 %
Daniel Calabria         93.3 %  3.1 %   3.6 %
Janice B. Case          95.8 %  0.8 %   3.4 %
Leo J. Hill             94.8 %  1.4 %   3.8 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        92.2 %  3.7 %   4.1 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

         FOR   AGAINST ABSTAIN
        93.1 %  3.4 %   3.5 %

Proposal 9

To approve a change to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold:

         FOR   AGAINST ABSTAIN
        93.7 %  3.0 %   3.3 %

                   AEGON/Transamerica Series Fund, Inc. 267

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

Independent Certified Public Accountants:           Custodian:
       PricewaterhouseCoopers LLP         Investors Bank & Trust Company
         400 North Ashley Street               200 Clarendon Street
               Suite 2800                           16th Floor
             Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                        T. Rowe Price Associates, Inc.
                              100 E. Pratt Street
                              Baltimore, MD 21202

                                                      AEGON/Transamerica
                                                       Series Fund, Inc.
                                                Formerly, WRL Series Fund, Inc.


                                                        Salomon All Cap
                                                 Formerly, WRL Salomon All Cap





                                              Semi-Annual Report | June 30, 2001



August 2001
ACC00001-8/01

SALOMON ALL CAP

 ...seeks capital appreciation.


MARKET ENVIRONMENT

The U.S. stock market experienced substantial volatility across the first half of 2001, including a sharp sell-off in February/March and a strong recovery in April. Despite several interest rate cuts by the Federal Reserve Board, a weakening U.S. economy continued to hurt corporate profits and stock prices, particularly for growth-oriented companies. The market continued to exhibit a pronounced value bias during this period, as evidenced by strong performances from basic industrial and consumer cyclical stocks. Energy stocks were also quite firm until a June sell-off. Technology stocks were sharply lower, as this group was most severely impacted by falling sales and earnings. Healthcare stocks were also weak due to company-specific fundamentals among several bellwether pharmaceutical companies, and also due to pullbacks in biotech and genomics stocks that had achieved excessive valuations at the close of 2000.

PERFORMANCE

For the six months ended June 30, 2001, Salomon All Cap returned 5.39 % far outpacing its benchmark, the Russell 3000 Index, which returned (6.11)%, and the Standard and Poor's 500 Composite Stock Index, which returned (6.70)%. This strong performance was driven primarily by stock selection in technology, healthcare, consumer staples, and basic industry.

STRATEGY REVIEW

Key contributions came from a variety of industries, including consumer stocks Federated Department Stores, Inc. and Hormel Foods Corporation, basic industrials PolyOne Corporation and AK Steel Holding Corporation, and Medarex, Inc., a biopharmaceutical company. Also contributing to the portfolio's strong performance was our continued underweighted position in technology, and overweightings in telecommunication and energy stocks. We began to trim our holdings in energy stocks late in May as product inventory levels rose, which is bearish for energy prices.

Our overall portfolio strategy remained basically unchanged. We continued to emphasize broad diversification, which helped to dampen performance volatility while it contributed to long-term out-performance versus benchmark and peers. Whether our style is in favor, such as during the last five quarters, or out of favor, like 1999, the portfolio will apply its investment strategy consistently. It is our philosophy that growth in recurring sales, cash flow, and earnings drives stock prices up over time. Our approach is to invest in those companies that have these characteristics. Our belief is that when we are successful at finding these companies, Salomon All Cap will generate attractive long-term performance regardless of the investment flavor of the moment.

OUTLOOK

We are not expecting significant improvement in the U.S. economy until 2002. At this time we are still underweighted in technology due to weak current fundamentals, but have begun to add selectively to positions on price dips to begin accumulating core positions. As an alternative to technology stocks, we continue to overweight telecommunications services (and have recently added to positions). This sector led the technology spending boom of the past few years and remains the fastest growing buyer of technology despite recent turmoil in the group. We believe, therefore, that technology companies will not experience sustainable improvement in their fundamentals - or their stock prices - until their key telecommunication customers do. In addition, we expect telecommunication service companies to capture the benefit of lower-cost technology purchases.

/s/ Ross S. Margolies                             /s/ Robert M. Donahue, Jr.
---------------------                             --------------------------

ROSS S. MARGOLIES                                 ROBERT M. DONAHUE, JR.
                                 Salomon All Cap
                               Portfolio Managers


The views expressed in this commentary on Salomon All Cap reflect those of the portfolio managers through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica
Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

                   AEGON/Transamerica Series Fund, Inc.  270

                                                         [SALOMON BROTHERS LOGO]

SALOMON ALL CAP

Our overall portfolio strategy remained basically unchanged.


Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Salomon All Cap and the Russell 3000 Index.


[_]  Salomon All Cap       $14,409
[_]  Russell 3000          $ 9,720


Portfolio Average Annual Total Return
As of June 30, 2001
--------------------------------------------------------------------------------
     1 Year            5 Years          10 Years           From Inception
--------------------------------------------------------------------------------
     7.22 %              N/A              N/A                  18.43 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 3000 Index over the same time frame.

                                                           Russell
                                      Portfolio          3000 Index
      Inception 5/3/99                 $10,000            $10,000
      Period Ended 12/31/99            $11,557            $11,188
      FYE 12/31/00                     $13,672            $10,353
      FPE 06/30/01                     $14,409             $9,720

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
Safeway Inc.                                        3.72 %
HCA - The Healthcare Company                        3.37 %
Washington Mutual, Inc.                             3.35 %
AT&T Corp.                                          3.20 %
Costco Wholesale Corporation                        2.83 %

Five Largest Industries (% of Net Assets)
Telecommunications                                  9.88 %
Commercial Banks                                    7.10 %
Health Services                                     6.39 %
Food & Kindred Products                             5.46 %
Pharmaceuticals                                     5.37 %


[Equity Matrix GRAPH]
INVESTMENT SYTLE

Equity Matrix

Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.


                   AEGON/Transamerica Series Fund, Inc.  271

--------------------------------------------------------------------------------
   SALOMON ALL CAP


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                          Principal  Market
                                           Amount    Value
                                          --------- ---------
CORPORATE DEBT SECURITIES (1.10 %)

   Telecommunications (1.10 %)

  NEXTLINK Communications, Inc.
   12.50 %, due 04/15/2006............... $    525  $     179
  NEXTLINK Communications, Inc.
   9.00 %, due 03/15/2008................    4,430      1,240
  NEXTLINK Communications, Inc.
   10.50 %, due 12/01/2009...............    1,620        518
  NEXTLINK Communications, Inc. (b)
   10.75 %, due 06/01/2009...............    1,630        522
                                                    ---------
 Total Corporate Debt Securities
 (cost: $ 2,774)..................................      2,459
                                                    ---------

CONVERTIBLE BONDS (1.78 %)

   Business Services (1.05 %)

  DoubleClick Inc.
   4.75 %, due 03/15/2006................    3,245      2,369

   Industrial Machinery & Equipment (0.25 %)

  Friede Goldman Halter, Inc. (f)
   4.50 %, due 09/15/2004................    3,680        552

   Telecommunications (0.48 %)

  XO Communications, Inc. - 144A (b) (c)
   5.75 %, due 01/15/2009................    5,460      1,065
                                                    ---------
 Total Convertible Bonds
 (cost: $ 5,524)..................................      3,986
                                                    ---------

                                            Number of  Market
                                             Shares    Value
                                            --------- ---------

CONVERTIBLE PREFERRED STOCKS (0.17 %)

   Communication (0.17 %)

  UnitedGlobalCom, Inc. -
   Preferred Shares........................   38,000  $     390
                                                      ---------
 Total Convertible Preferred Stocks
 (cost: $ 782)......................................        390
                                                      ---------

COMMON STOCKS (87.27 %) (g)

   Automotive (1.18 %)

  General Motors Corporation - Class H (a).  130,300      2,639

   Beverages (2.86 %)

  Pepsi Bottling Group, Inc. (The).........  110,600      4,435
  PepsiCo, Inc.............................   44,500      1,967

   Business Services (1.00 %)

  Redback Networks Inc. (a)................  163,000      1,454
  Viant Corporation (a)....................  424,200        793

                                           Number of  Market
                                            Shares    Value
                                           --------- ---------
COMMON STOCKS (continued)

   Chemicals & Allied Products (2.98 %)

  OM Group, Inc...........................   56,100  $   3,156
  PolyOne Corporation.....................  337,700      3,515

   Commercial Banks (7.10 %)

  Bank of New York
   Company, Inc. (The) (e)................   92,600      4,445
  Banknorth Group, Inc....................  136,100      3,083
  FleetBoston Financial Corporation.......  133,700      5,274
  Mercantile Bankshares Corporation.......   78,800      3,083

   Communication (3.16 %)

  AT&T Corp. - Liberty Media
   Group - Class A (a)....................  135,600      2,372
  NTL Incorporated (a) (b)................  173,400      2,089
  UnitedGlobalCom, Inc. - Class A (a) (b).  300,500      2,599

   Communications Equipment (1.13 %)

  Motorola, Inc...........................  152,000      2,517

   Computer & Data Processing Services (1.17 %)

  Genuity Inc. (a)........................  597,700      1,865
  Latitude Communications, Inc. (a).......  199,500        399
  Paradigm Geophysical Ltd. (a)...........   33,400        209
  Scient Corporation (a) (b)..............  161,900        151

   Computer & Office Equipment (5.07 %)

  3Com Corporation (a)....................  665,200      3,160
  Compaq Computer Corporation (b).........  152,900      2,368
  Dell Computer Corporation (a)...........   65,100      1,689
  Sun Microsystems, Inc. (a)..............  216,400      3,402
  Visual Networks, Inc. (a)...............   82,900        725

   Department Stores (2.29 %)

  Federated Department Stores, Inc. (a)...  111,400      4,735
  Neiman Marcus Group, Inc. (The) -
   Class A (a)............................   12,300        381

   Electronic Components & Accessories (1.59 %)

  Applied Micro Circuits Corporation (a)..   21,700        373
  Solectron Corporation (a)...............  173,500      3,175

   Food & Kindred Products (5.46 %)

  ConAgra Foods, Inc......................  216,900      4,297
  Hormel Foods Corporation................  216,500      5,270
  Quaker Oats Company (The)...............   27,100      2,473
  Sanfilippo (John B.) & Son, Inc. (a)....   34,500        181

   Food Stores (4.63 %)

  Pathmark Stores, Inc. (a)...............   81,900      2,015
  Safeway Inc. (a)........................  173,600      8,333

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 272

--------------------------------------------------------------------------------
   SALOMON ALL CAP


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                          Number of  Market
                                                           Shares    Value
                                                          --------- ---------
   COMMON STOCKS (continued)

      Health Services (6.39 %)

     HCA - The Healthcare Company........................  166,900  $   7,542
     Health Management Associates,
      Inc. - Class A (a).................................  162,700      3,423
     Universal Health Services, Inc. -
      Class B (a)........................................   72,900      3,317

      Holding & Other Investment Offices (2.55 %)

     Archstone Communities Trust (b).....................  110,700      2,854
     Equity Office Properties Trust (b)..................   90,200      2,853

      Medical Instruments & Supplies (2.85 %)

     Baxter International Inc............................   44,600      2,185
     Nycomed Amersham PLC................................   85,000        615
     Nycomed Amersham PLC - ADR (b)......................   98,000      3,577

      Motion Pictures (2.90 %)

     Fox Entertainment Group, Inc. -
      Class A (a)........................................   90,700      2,531
     News Corporation Limited (The) -
      ADR (b)............................................  121,900      3,950

      Oil & Gas Extraction (1.48 %)

     3TEC Energy Corporation (a).........................   61,300        981
     Diamond Offshore Drilling, Inc. (b).................   70,500      2,330

      Paper & Allied Products (1.38 %)

     International Paper Company.........................   86,500      3,088

      Petroleum Refining (1.93 %)

     Suncor Energy Inc...................................   90,500      2,326
     Tesoro Petroleum Corporation (a) (b)................  158,600      1,998

      Pharmaceuticals (5.37 %)

     Abbott Laboratories.................................   50,800      2,439
     Ligand Pharmaceuticals Incorporated (a).............  179,100      2,024
     Medarex, Inc. (a)...................................   87,800      2,063
     Novartis AG - ADR...................................  151,900      5,491

      Primary Metal Industries (2.31 %)

     AK Steel Holding Corporation........................  223,300      2,800
     Alcoa Inc...........................................   59,900      2,360

      Printing & Publishing (0.70 %)

     Primedia Inc. (a)...................................  229,500      1,558

      Radio & Television Broadcasting (0.67 %)

     Sinclair  Broadcast  Group,  Inc.  -  Class  A  (a).  145,000      1,494

                                                  Number of  Market
                                                   Shares    Value
                                                  --------- ---------
           COMMON STOCKS (continued)

              Restaurants (1.57 %)

             Wendy's International, Inc..........  137,600  $   3,514

              Retail Trade (1.95 %)

             Staples, Inc. (a)...................  272,800      4,362

              Savings Institutions (3.35 %)

             Washington Mutual, Inc. (b).........  199,450      7,490

              Telecommunications (8.30 %)

             AT&T Corp...........................  325,000      7,151
             Dobson Communications Corporation -
              Class A (a)........................  198,800      3,390
             SBC Communications Inc..............   68,100      2,728
             Verizon Communications, Inc.........   99,000      5,297

              Variety Stores (2.83 %)

             Costco Wholesale Corporation (a)....  154,000      6,326

              Water Transportation (1.12 %)

             SEACOR SMIT Inc. (a)................   53,500      2,501
                                                            ---------
            Total Common Stocks
            (cost: $ 192,047).............................   195,180
                                                            ---------

                                            Number of  Market
                                            Contracts  Value
                                            --------- ---------

                 PURCHASED OPTIONS (0.06 %)

                   S&P Index
                    Puts Strike $ 1,125,
                    Expires 09/20/2001.....     54    $      62
                   S&P Index
                    Puts Strike $ 1,150,
                    Expires 08/16/2001.....     54           46
                   S&P Index
                    Puts Strike $ 1,175,
                    Expires 07/19/2001.....     54           21
                   Tyco International Ltd.
                    Puts Strike $ 50,
                    Expires 07/21/2001.....    216           15
                                                      ---------
                  Total Purchased Options
                  (cost: $ 249).....................       144
                                                      ---------

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 273

--------------------------------------------------------------------------------
   SALOMON ALL CAP


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                  Principal   Market
                                                   Amount     Value
                                                  --------- ----------
         SHORT-TERM OBLIGATIONS (11.02 %)

           Investors Bank & Trust Company (d)
            3.08 %, Repurchase Agreement
            dated 06/29/2001 to be
            repurchased at $ 24,648 on
            07/02/2001...........................   24,642  $   24,642
                                                            ----------
          Total Short-Term Obligations
          (cost: $ 24,642).................................     24,642
                                                            ----------
          Total Investment Securities
          (cost: $ 226,018)................................ $  226,801
                                                            ==========

         SUMMARY:

           Investments, at market value.......... 101.40 %  $  226,801
           Liabilities in excess of other assets.  (1.40)%      (3,121)
                                                  --------  ----------
           Net assets............................ 100.00 %  $  223,680
                                                  ========  ==========


NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1F). The market value at June 30, 2001 of all securities on loan is $
   27,247.
(c)Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
(d)At June 30, 2001, the collateral for the repurchase agreements are as follows:

                                                    Market Value
                        Collateral              and Accrued Interest
                        ----------              --------------------
           $ 11,734 Fannie Mae ARM - 561963
               7.80 % due 03/01/2030...........       $ 10,335
           $ 68,334 Ginnie Mae ARM - G28399
               7.38 % due 04/20/2024...........       $ 15,539

(e)At June 30, 2001, all or a portion of this security is segregated with the custodian to cover margin requirements for open option contracts. The market value of all securities segregated at June 30, 2001 is $ 23.
(f)Friede Goldman Halter, Inc. is currently in default on interest payments.
(g)The Common Stock - Management Services category has been omitted since its percentage of net assets is less than 0.01 %. The security in this category, Organic, Inc. (a) has a cost of $ 6 and market value of $ 4.

DEFINITIONS

ADR American Depositary Receipt
ARM Adjustable Rate Mortgage


See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 274

--------------------------------------------------------------------------------
   SALOMON ALL CAP


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost..................... $ 226,018
                                                          =========
  Investments in securities, at market value............. $ 226,801
  Cash...................................................       179
  Cash collateral for securities on loan.................    28,464
  Receivables:
   Securities sold.......................................         6
   Interest..............................................       370
   Dividends.............................................       136
   Other.................................................       181
                                                          ---------
    Total assets.........................................   256,137
                                                          ---------
Liabilities:
  Securities purchased...................................     3,653
  Accounts payable and accrued liabilities:
   Investment advisory fees..............................       151
   Dividend to shareholders..............................         0
   Deposits for securities on loan.......................    28,464
   Other fees............................................       189
                                                          ---------
    Total liabilities....................................    32,457
                                                          ---------
      Net assets......................................... $ 223,680
                                                          =========
Net Assets Consists of:
  Capital stock shares authorized........................    50,000
                                                          =========
  Capital stock ($ .01 par value)........................ $     163
  Additional paid-in capital.............................   215,651
  Accumulated undistributed (distributions in excess of)
   net investment income (loss)..........................     4,333
  Accumulated undistributed net realized gain (loss) on
   investment securities and option contracts............     2,750
  Net unrealized appreciation (depreciation) on
   investment securities and option contracts............       783
                                                          ---------
  Net assets applicable to outstanding shares of capital. $ 223,680
                                                          =========
  Shares outstanding.....................................    16,338
                                                          =========
  Net asset value and offering price per share........... $   13.69
                                                          =========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

Investment Income:
  Interest................................................. $   732
  Dividends................................................     799
  Foreign tax withheld.....................................     (10)
                                                            -------
    Total investment income................................   1,521
                                                            -------
Expenses:
  Investment advisory fees.................................     688
  Printing and shareholder reports.........................       9
  Custody fees.............................................      54
  Administrative service fees..............................       7
  Legal fees...............................................       2
  Auditing and accounting fees.............................       4
  Directors fees...........................................       2
  Registration fees........................................       0
  Other fees...............................................       2
                                                            -------
    Total expenses.........................................     768
Less:
  Fees paid indirectly.....................................       0
                                                            -------
    Net expenses...........................................     768
                                                            -------
  Net investment income (loss).............................     753
                                                            -------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on investment securities and
   option contracts........................................   3,211
  Change in unrealized appreciation (depreciation) on
   investment securities and option contracts..............   1,375
                                                            -------
  Net gain (loss) on investment securities and option
   contracts...............................................   4,586
                                                            -------
    Net increase (decrease) in net assets resulting from
     operations............................................ $ 5,339
                                                            =======

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 275

--------------------------------------------------------------------------------
   SALOMON ALL CAP


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                                                  June 30,   December 31,
                                                                                                    2001         2000
                                                                                                  ---------  ------------
Operations:
  Net investment income (loss)................................................................... $     753   $     381
  Net realized gain (loss) on investment securities and option contracts.........................     3,211       3,346
  Change in unrealized appreciation (depreciation) on investment securities and option contracts.     1,375        (734)
                                                                                                  ---------   ---------
  Net increase (decrease) in net assets resulting from operations................................     5,339       2,993
                                                                                                  ---------   ---------
Distribution to Shareholders:
  Net investment income..........................................................................         0        (757)
  In excess of net investment income.............................................................         0           0
  Net realized gains.............................................................................         0        (190)
  In excess of net realized gains................................................................         0           0
                                                                                                  ---------   ---------
   Total distributions...........................................................................         0        (947)
                                                                                                  ---------   ---------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares..............................................................   145,110      88,286
  Dividends and distributions reinvested.........................................................         0         947
  Cost of shares redeemed........................................................................   (12,499)    (12,235)
                                                                                                  ---------   ---------
   Increase (decrease) in net assets from capital share transactions.............................   132,611      76,998
                                                                                                  ---------   ---------
  Net increase (decrease) in net assets..........................................................   137,950      79,044

Net Assets:
  Beginning of period............................................................................    85,730       6,686
                                                                                                  ---------   ---------
  End of period.................................................................................. $ 223,680   $  85,730
                                                                                                  =========   =========
  Undistributed (distributions in excess of) net investment income............................... $   4,333   $   3,580
                                                                                                  =========   =========


FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,      December 31,
                                                                      --------- --------------------
                                                                        2001      2000     1999/(1)/
                                                                      --------- ---------  ---------
Net asset value, beginning of period................................. $   12.99 $   11.18  $   10.00
                                                                      --------- ---------  ---------
  Income from operations:
   Net investment income (loss)......................................      0.06      0.14       0.08
   Net realized and unrealized gain (loss) on investments............      0.64      1.90       1.48
                                                                      --------- ---------  ---------
    Net income (loss) from operations................................      0.70      2.04       1.56
                                                                      --------- ---------  ---------
  Distributions:
   Dividends from net investment income..............................      0.00     (0.20)     (0.06)
   Dividends in excess of net investment income......................      0.00      0.00      (0.32)
   Distributions from net realized gains on investments..............      0.00     (0.03)      0.00
   Distributions in excess of net realized gains on investments......      0.00      0.00       0.00
                                                                      --------- ---------  ---------
    Total distributions..............................................      0.00     (0.23)     (0.38)
                                                                      --------- ---------  ---------
Net asset value, end of period....................................... $   13.69 $   12.99  $   11.18
                                                                      ========= =========  =========
Total return.........................................................    5.39 %   18.30 %    15.57 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $ 223,680 $  85,730  $   6,686
   Ratio of total expenses to average net assets/(6)/................    0.96 %    1.25 %     2.87 %
   Ratio of net expenses to average net assets/(6)/..................    0.96 %    1.00 %     1.00 %
   Ratio of net investment income (loss) to average net assets/(6)/..    0.94 %    1.11 %     1.09 %
   Portfolio turnover rate...........................................   41.71 %  117.91 %   216.29 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 276

--------------------------------------------------------------------------------
   SALOMON ALL CAP


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon All Cap, (the "portfolio", formerly known as WRL Salomon All Cap) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects a full six or twelve month time frame, except the period that includes the inception date of the portfolio which was May 3, 1999.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to use the interest method of amortization to amortize premium and discount on all fixed-income securities. Upon initial adoption, the portfolio was required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had the interest method of amortization been in effect from the purchase date of each holding. The cumulative effect of this change had no impact on total net assets of the portfolio, but resulted in a $ 6 reduction in the cost of securities and a corresponding $ 6 increase in net unrealized gains and losses, based on securities held by the portfolio on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $ 6, and increase net realized gains and losses by $ 6.

C. Futures and Options Contracts

The portfolio is authorized to enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of futures contracts and options is imperfect correlation between the change in the value of the futures contracts and options and the market value of the securities held, the possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts. There were no open futures contracts at June 30, 2001. The underlying face amounts at value of open purchased option contracts at June 30, 2001 are included in the Schedule of Investments.

Transactions in written options were as follows:

                    Contracts* Premium
                    ---------- -------
Balance at 12/31/00     37         4
Written............     10        49
Sold...............    (47)      (53)
                       ---       ---
Balance at 06/30/01      0         0
                       ===       ===

*Contracts not in thousands

D. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully

                   AEGON/Transamerica Series Fund, Inc. 277

--------------------------------------------------------------------------------
   SALOMON ALL CAP


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--(continued)

collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $ 29 is included in interest income.

E. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

F. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

G. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

H. Repurchase Agreements

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.90 %       1.00 %

AEGON/Transamerica Advisers receives compensation for its services at 0.90 % for the first $ 100 million of the portfolio's average daily net assets; and
0.80 % for the portfolio's average daily net assets above $ 100 million.

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Salomon Brothers Asset Management, Inc. ("Salomon") to provide investment services to the portfolio and compensates Salomon as described in the Fund's Statement of Additional Information.

Salomon may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Salomon. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Salomon during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group

                   AEGON/Transamerica Series Fund, Inc. 278

--------------------------------------------------------------------------------
   SALOMON ALL CAP


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 2--(continued)

annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 3. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 181,571
  U.S. Government................................         0

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............    60,512
  U.S. Government................................         0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
-                                 -------- ------------
Shares issued....................  10,666     6,902
Shares issued - reinvestment of
 dividends and distributions.....       0        74
Shares redeemed..................    (930)     (972)
                                   ------     -----
Net increase (decrease) in shares
 outstanding.....................   9,736     6,004
                                   ======     =====

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2000 of $ 148 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2001.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 226,723
                                           =========
Unrealized appreciation................... $  15,417
Unrealized (depreciation).................   (15,339)
                                           ---------
Net unrealized appreciation (depreciation) $      78
                                           =========

                   AEGON/Transamerica Series Fund, Inc. 279

--------------------------------------------------------------------------------
   SALOMON ALL CAP


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

As required, effective January 1, 2001, the portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. This change had no impact on net investment income per share and net realized and unrealized gains and losses per share for the six months ended June 30, 2001. Ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the period ended June 30, 2001 and the years ended December 31, 2000 and 1999, ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A).

                   AEGON/Transamerica Series Fund, Inc. 280

--------------------------------------------------------------------------------
   SALOMON ALL CAP


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        93.9 %  1.8 %   4.3 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          95.0 %  1.7 %   3.3 %
Peter R. Brown          94.5 %  1.8 %   3.7 %
Charles C. Harris       94.5 %  1.8 %   3.7 %
Russell A. Kimball, Jr. 95.1 %  1.4 %   3.5 %
Patrick S. Baird        95.0 %  1.4 %   3.6 %
William W. Short, Jr.   94.9 %  1.4 %   3.7 %
Daniel Calabria         95.0 %  1.6 %   3.4 %
Janice B. Case          94.9 %  1.6 %   3.5 %
Leo J. Hill             94.6 %  1.8 %   3.6 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        91.5 %  3.1 %   5.4 %

Proposal 9

To approve a change to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold:

         FOR   AGAINST ABSTAIN
        93.0 %  2.5 %   4.5 %

                   AEGON/Transamerica Series Fund, Inc. 281

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

Independent Certified Public Accountants:           Custodian:
       PricewaterhouseCoopers LLP         Investors Bank & Trust Company
         400 North Ashley Street               200 Clarendon Street
               Suite 2800                           16th Floor
             Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                    Salomon Brothers Asset Management, Inc.
                             7 World Trade Center
                              New York, NY 10048

PB283

                               AEGON/Transamerica
                                Series Fund, Inc.
                         Formerly, WRL Series Fund, Inc.

                                 Pilgrim Baxter
                                 Mid Cap Growth
                          Formerly, WRL Pilgrim Baxter
                                 Mid Cap Growth



                       Semi-Annual Report | June 30, 2001


                                   August 2001
                                  ACC00001-8/01

PILGRIM BAXTER MID CAP GROWTH

 ...seeks capital appreciation.



MARKET ENVIRONMENT

The predominant theme weighing on the market this period was the dramatic slowdown of the economy. As the economy decelerated, consumer confidence slumped and technology sector fundamentals deteriorated considerably. Many high profile technology companies were rapidly hit by an inventory correction, at a speed that surprised most company managers and investors. The effect of this environment is predictable: earnings estimates and price-to-earnings ratios go down. The combined effect is greatest where ratios and expectations are highest, growth and technology stocks in particular. Put another way, changes in implied growth rates and risk tend to punish our portfolio more than those more broadly diversified and less aggressive. Moreover, our high growth stocks will continue to be under pressure until investors move back toward more aggressive investments.

PERFORMANCE

For the six months ended June 30, 2001, Pilgrim Baxter Mid Cap Growth returned (24.04)%. By comparison, the Russell Midcap Growth Index returned (12.96)% for the same period.

STRATEGY REVIEW

The market's broad downturn, which left few refuges for investors, largely explains the portfolio's results. It has been difficult to maintain business momentum in the portfolio, as one company after another reported slowing business activity. Our most notable reaction to the recessionary environment was to reduce technology weightings in favor of increased cash reserves and less economically sensitive areas like health care. However, there is a limit to how large a position one can reasonably take in less cyclical areas. While our energy holdings held up well for most of the period, we have been gradually decreasing our position in the sector.

Throughout the difficult months that have passed, we have remained confident in our disciplined investment process, believing in the fundamentals and long-term growth prospects of the companies held in the portfolio. At the close of the period, we were encouraged to see our perseverance rewarded, as the results of our approach flourished in April's warmer investment climate.

OUTLOOK

While the exaggerated near-term market volatility of the past several months is unnerving, we believe it offers a chance to take advantage of extraordinary investment opportunities at attractive prices. Our experience has shown us that steady investors who ride out short-term bumps in the market historically have been rewarded for their patience, while attempts to time the market are generally fruitless. In time, we believe liquidity will return to the market, earnings will come back in line with expectations, and investors should begin to see their persistence rewarded.

Considering inflation remains low, interest rates continue coming down, and we have both a Federal Reserve Board and a President committed to stimulating the economy through monetary and fiscal policies, we foresee an improved outlook for the market. We believe that the excesses are generally out of many technology stocks, giving investors a good valuation entry point to the sector. But while technology offers the fastest earnings growth rate of any sector, until we have more evidence about which companies will survive the downturn, our technology weighting will likely be below historical levels for the portfolio.

We will remain focused on holding those companies with solid earnings outlooks and the potential to withstand economic uncertainty. Market conditions may yet decline as certain economic indicators deteriorate further, but monetary easing should soon begin to invigorate the sluggish business environment. We believe the portfolio is well positioned to benefit from the ensuing growth.


/s/ Gary L Pilgrim
------------------
GARY L PILGRIM

Pilgrim Baxter Mid Cap Growth
Portfolio Manager


The views expressed in this commentary on Pilgrim Baxter Mid Cap Growth reflect those of the portfolio manager through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  284

                                                                     [PBHG LOGO]

PILGRIM BAXTER MID CAP GROWTH

It has been difficult to maintain business momentum in the portfolio.


Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Pilgrim Baxter Mid Cap Growth and the Russell Midcap Growth Index.


[ ]  Pilgrim Baxter
     Mid Cap Growth           $ 11,576

[ ]  Russell Midcap Growth    $ 10,748

Portfolio Average Annual Total Return
As of June 30, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years       10 Years        From Inception
--------------------------------------------------------------------------------
 (47.00)%          N/A            N/A              7.01 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell Midcap Growth Index over the same time frame.

                                                              Russell Mid-
                                               Portfolio       cap Growth
                 Inception 5/3/99              $10,000          $10,000
                 Period Ended 12/31/99         $17,799          $13,992
                 FYE 12/31/00                  $15,239          $12,348
                 FPE 06/30/01                  $11,576          $10,748

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
Invitrogen Corporation                              2.97 %
Gemstar-TV Guide International, Inc.                2.48 %
King Pharmaceuticals, Inc.                          2.37 %
Peregrine Systems, Inc.                             2.34 %
Quest Software, Inc.                                2.26 %

Five Largest Industries (% of Net Assets)
Computer & Data Processing Services                19.53 %
Pharmaceuticals                                    14.07 %
Health Services                                     7.29 %
Business Services                                   6.82 %
Communications Equipment                            6.23 %



                                [GRAPHIC MATRIX]

                                Investment Style



Equity Matrix

Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.


                   AEGON/Transamerica Series Fund, Inc.  285

--------------------------------------------------------------------------------
   PILGRIM BAXTER MID CAP GROWTH


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                     Number of  Market
                                                      Shares    Value
                                                     --------- --------
         COMMON STOCKS (85.52 %)

            Business Services (6.82 %)

           eBay Inc. (a)............................   52,500  $  3,596
           Getty Images, Inc. (a)...................  106,800     2,805
           Hanover Compressor Company (a) (b).......   55,000     1,820
           Lamar Advertising Company (a)............   51,900     2,284
           WebEx Communications, Inc. (a)...........   29,900       797

            Communications Equipment (6.23 %)
           Comverse Technology, Inc. (a)............   32,500     1,873
           L-3 Communications Holdings, Inc. (a)....   21,400     1,633
           ONI Systems Corp. (a) (b)................   72,700     2,028
           Openwave Systems, Inc. (a)...............   47,300     1,641
           Polycom, Inc. (a)........................  101,500     2,344
           Ulticom, Inc. (a)........................   24,000       811

            Computer & Data Processing Services (19.53 %)

           Advent Software, Inc. (a) (b)............   28,300     1,797
           BISYS Group, Inc. (The) (a) (b)..........   27,000     1,593
           Business Objects SA - ADR (a) (b)........   22,300       526
           Citrix Systems, Inc. (a).................   22,800       796
           Convergys Corporation (a)................    8,400       254
           Electronic Arts Inc. (a) (b).............   27,800     1,610
           Henry (Jack) & Associates, Inc...........   30,000       930
           Informatica Corporation (a)..............   49,700       863
           Internet Security Systems, Inc. (a) (b)..   46,200     2,243
           Interwoven, Inc. (a).....................   55,100       931
           IntraNet Solutions, Inc. (a) (b).........   27,800     1,058
           Manugistics Group, Inc. (a) (b)..........   34,800       873
           Mercury Interactive Corporation (a)......   48,600     2,911
           Micromuse Inc. (a).......................   61,700     1,727
           Netegrity, Inc. (a) (b)..................   28,400       852
           Peregrine Systems, Inc. (a) (b)..........  133,700     3,877
           Quest Software, Inc. (a) (b).............   99,100     3,741
           Rational Software Corporation (a)........   46,500     1,304
           SmartForce PLC - ADR (a) (b).............   78,000     2,748
           Sonus Networks, Inc. (a) (b).............   73,900     1,726

            Educational Services (1.71 %)

           Apollo Group, Inc. - Class A (a) (b).....   66,700     2,831

            Electronic & Other Electric Equipment (2.48 %)

           Gemstar-TV Guide International, Inc. (a)    96,500     4,110

            Electronic Components & Accessories (2.86 %)

           Microchip Technology
            Incorporated (a)........................   27,100       928
           Microsemi Corporation (a)................   13,600       966
           NVIDIA Corporation (a) (b)...............   26,300     2,439
           RF Micro Devices, Inc. (a) (b)...........   15,400       413

            Fabricated Metal Products (0.86 %)

           Shaw Group Inc. (The) (a) (b)............   35,400     1,420

                                                     Number of  Market
                                                      Shares    Value
                                                     --------- --------
         COMMON STOCKS (continued)

            Furniture & Home Furnishings Stores (2.00 %)

           Bed Bath & Beyond Inc. (a)...............  110,800  $  3,324

            Health Services (7.29 %)

           Accredo Health, Incorporated (a).........   31,000     1,153
           AdvancePCS (a)...........................   35,300     2,261
           Express Scripts, Inc. - Class A (a) (b)..   53,400     2,939
           Laboratory Corporation of
            America Holdings (a)....................   45,200     3,476
           LifePoint Hospitals, Inc. (a)............   51,200     2,267

            Industrial Machinery & Equipment (2.02 %)

           Varian Medical Systems, Inc. (a).........   36,700     2,624
           Weatherford International, Inc. (a) (b)..   15,200       730

            Instruments & Related Products (3.68 %)

           Cognex Corporation (a)...................    6,800       230
           Cytyc Corporation (a) (b)................  149,600     3,448
           Mettler-Toledo International Inc. (a)....   22,500       973
           PerkinElmer, Inc.........................   52,600     1,448

            Insurance (0.35 %)

           Odyssey Re Holdings Corp. (a) (b)........   32,400       585

            Management Services (1.03 %)

           Corporate Executive Board
            Company (The) (a) (b)...................   40,800     1,714

            Medical Instruments & Supplies (3.53 %)

           Biomet, Incorporated.....................   65,800     3,162
           MiniMed Inc. (a).........................   56,000     2,688

            Motion Pictures (1.99 %)

           Macrovision Corporation (a)..............   48,100     3,295

            Oil & Gas Extraction (0.84 %)

           BJ Services Company (a)..................   22,000       624
           Diamond Offshore Drilling, Inc. (b)......   16,100       532
           Pride International, Inc. (a) (b)........   12,700       241

            Pharmaceuticals (14.07 %)

           Andrx Corporation - Andrx Group (a)......   43,500     3,350
           Enzon, Inc. (a) (b)......................   16,900     1,056
           Genzyme Corporation -
            General Division (a)....................   29,800     1,818
           Inhale Therapeutic Systems, Inc. (a) (b).   19,000       437
           Invitrogen Corporation (a)...............   68,700     4,932
           King Pharmaceuticals, Inc. (a)...........   73,200     3,935
           Medicis Pharmaceutical
            Corporation - Class A (a)...............   54,500     2,889
           Noven Pharmaceuticals, Inc. (a)..........   10,400       408

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 286

--------------------------------------------------------------------------------
   PILGRIM BAXTER MID CAP GROWTH


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                      Number of  Market
                                                       Shares    Value
                                                      --------- --------
        COMMON STOCKS (continued)

           Pharmaceuticals (continued)

          Techne Corporation (a).....................   38,100  $  1,238
          Teva Pharmaceutical Industries
           Ltd. - ADR (b)............................   52,400     3,265

           Research & Testing Services (2.16 %)

          Celgene Corporation (a)....................   62,900     1,815
          Incyte Genomics, Inc. (a)..................   23,400       574
          Pharmaceutical Product
           Development, Inc. (a).....................   39,100     1,193

           Restaurants (2.32 %)

          CEC Entertainment Inc. (a).................   19,200       948
          Starbucks Corporation (a) (b)..............  126,400     2,907

           Security & Commodity Brokers (1.03 %)

          AmeriCredit Corp. (a)......................   33,000     1,714

           Telecommunications (2.72 %)

          Time Warner Telecom Inc. - Class A (a) (b).    9,500       318
          Triton PCS Holdings, Inc. (a)..............   62,700     2,571
          Western Wireless Corporation - Class A (a)    37,700     1,621
                                                                --------
         Total Common Stocks
         (cost: $ 138,097)....................................  141,802
                                                                --------

                                                 Principal   Market
                                                  Amount     Value
                                                 ---------- ---------

           SHORT-TERM OBLIGATIONS (15.72 %)

             Investors Bank & Trust Company (c)
              3.08 %, Repurchase Agreement
              dated 06/29/2001 to be
              repurchased at $ 26,071 on
              07/02/2001........................  $  26,064 $  26,064
                                                            ---------
            Total Short-Term Obligations
            (cost: $ 26,064)..............................    26,064
                                                            ---------
            Total Investment Securities
            (cost: $ 164,161)............................. $ 167,866
                                                            =========

          SUMMARY:

            Investments, at market value.......... 101.24 % $ 167,866
            Liabilities in excess of other assets.  (1.24)%    (2,049)
                                                   -------- ---------
            Net assets............................ 100.00 % $ 165,817
                                                   ======== =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1C). The market value at June 30, 2001 of all securities on loan is $
   33,830.
(c)At June 30, 2001, the collateral for the repurchase agreements are as follows:

                                                    Market Value
                       Collateral               and Accrued Interest
                       ----------               --------------------
             $ 6,370 Freddie Mac Floating Rate
              Note - Series 1602 - Class FT
              5.90 % due 05/15/2021............      $   5,708
             $ 97,974 Fannie Mae ARM - 181812
              7.14 % due 09/01/2029............      $  21,665

DEFINITIONS
ADR American Depositary Receipt
ARM Adjustable Rate Mortgage

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 287

--------------------------------------------------------------------------------
   PILGRIM BAXTER MID CAP GROWTH


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

     Assets:
       Investments in securities, at cost..................... $  164,161
                                                               ==========
       Investments in securities, at market value............. $  167,866
       Cash...................................................         50
       Cash collateral for securities on loan.................     34,211
       Receivables:
        Securities sold.......................................        962
        Interest..............................................         12
        Dividends.............................................          0
        Other.................................................        238
                                                               ----------
         Total assets.........................................    203,339
                                                               ----------
     Liabilities:
       Securities purchased...................................      2,953
       Accounts payable and accrued liabilities:
        Investment advisory fees..............................        116
        Dividends to shareholders.............................          0
        Deposits for securities on loan.......................     34,211
        Other fees............................................        242
                                                               ----------
         Total liabilities....................................     37,522
                                                               ----------
           Net assets......................................... $  165,817
                                                               ==========
     Net Assets Consists of:
       Capital stock shares authorized........................     50,000
                                                               ==========
       Capital stock ($ .01 par value)........................ $      145
       Additional paid-in capital.............................    298,407
       Accumulated undistributed (distributions in
        excess of) net investment income (loss)...............       (216)
       Accumulated undistributed net realized gain (loss) on
        investment securities.................................   (136,224)
       Net unrealized appreciation (depreciation) on
        investment securities.................................      3,705
                                                               ----------
       Net assets applicable to outstanding shares of capital. $  165,817
                                                               ==========
       Shares outstanding.....................................     14,488
                                                               ==========
       Net asset value and offering price per share........... $    11.44
                                                               ==========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

       Investment Income:
         Interest............................................ $     584
         Dividends...........................................        33
         Foreign tax withheld................................        (2)
                                                              ---------
           Total investment income...........................       615
                                                              ---------
       Expenses:
         Investment advisory fees............................       735
         Printing and shareholder reports....................        38
         Custody fees........................................        26
         Administrative service fees.........................        17
         Legal fees..........................................         5
         Auditing and accounting fees........................         4
         Directors fees......................................         4
         Registration fees...................................         0
         Other fees..........................................         2
                                                              ---------
           Total expenses....................................       831
       Less:
         Fees paid indirectly................................         0
                                                              ---------
           Net expenses......................................       831
                                                              ---------
         Net investment income (loss)........................      (216)
                                                              ---------
       Realized and Unrealized Gain (Loss):
         Net realized gain (loss) on investment securities...  (119,173)
         Change in unrealized appreciation (depreciation) on
          investment securities..............................    63,228
                                                              ---------
         Net gain (loss) on investment securities............   (55,945)
                                                              ---------
           Net increase (decrease) in net assets resulting
             from operations................................. $ (56,161)
                                                              =========

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 288

--------------------------------------------------------------------------------
   PILGRIM BAXTER MID CAP GROWTH


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                              June 30,    December 31,
                                                                                2001          2000
                                                                             -----------  ------------
Operations:
  Net investment income (loss).............................................. $      (216)  $    (259)
  Net realized gain (loss) on investment securities.........................    (119,173)    (16,971)
  Change in unrealized appreciation (depreciation) on investment securities.      63,228     (69,320)
                                                                             -----------   ---------
  Net increase (decrease) in net assets resulting from operations...........     (56,161)    (86,550)
                                                                             -----------   ---------
Distribution to Shareholders:
  Net investment income.....................................................           0      (1,753)
  In excess of net investment income........................................           0        (291)
  Net realized gains........................................................           0           0
  In excess of net realized gains...........................................           0           0
                                                                             -----------   ---------
   Total distributions......................................................           0      (2,044)
                                                                             -----------   ---------
Capital Share Transactions /(4)/:
  Net proceeds from sales of shares.........................................      55,500     310,357
  Dividends and distributions reinvested....................................           0       2,044
  Cost of shares redeemed...................................................     (50,829)    (43,701)
                                                                             -----------   ---------
   Increase (decrease) in net assets from capital share transactions........       4,671     268,700
                                                                             -----------   ---------
  Net increase (decrease) in net assets.....................................     (51,490)    180,106

Net Assets:
  Beginning of period.......................................................     217,307      37,201
                                                                             -----------   ---------
  End of period............................................................. $   165,817   $ 217,307
                                                                             ===========   =========
  Undistributed (distributions in excess of) net investment income.......... $      (216)  $       0
                                                                             ===========   =========

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                       June 30,        December 31,
                                                                      ----------  ----------------------
                                                                         2001        2000     1999/(1)/
                                                                      ----------  ----------  ----------
Net asset value, beginning of period................................. $    15.06  $    17.75  $    10.00
                                                                      ----------  ----------  ----------
  Income from operations:
   Net investment income (loss)......................................      (0.02)      (0.03)      (0.03)
   Net realized and unrealized gain (loss) on investments............      (3.60)      (2.46)       7.83
                                                                      ----------  ----------  ----------
    Net income (loss) from operations................................      (3.62)      (2.49)       7.80
                                                                      ----------  ----------  ----------
  Distributions:
   Dividends from net investment income..............................       0.00       (0.17)       0.00
   Dividends in excess of net investment income......................       0.00       (0.03)      (0.05)
   Distributions from net realized gains on investments..............       0.00        0.00        0.00
   Distributions in excess of net realized gains on investments......       0.00        0.00        0.00
                                                                      ----------  ----------  ----------
    Total distributions..............................................       0.00       (0.20)      (0.05)
                                                                      ----------  ----------  ----------
Net asset value, end of period....................................... $    11.44  $    15.06  $    17.75
                                                                      ==========  ==========  ==========
Total return.........................................................   (24.04)%    (14.39)%     78.00 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $  165,817  $  217,307  $   37,201
   Ratio of total expenses to average net assets/(6)/................     0.97 %      0.92 %      1.40 %
   Ratio of net expenses to average net assets/(6)/..................     0.97 %      0.92 %      1.00 %
   Ratio of net investment income (loss) to average net assets/(6)/..    (0.25)%     (0.14)%     (0.30)%
   Portfolio turnover rate...........................................    91.72 %    132.70 %    155.71 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 289

--------------------------------------------------------------------------------
   PILGRIM BAXTER MID CAP GROWTH


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pilgrim Baxter Mid Cap Growth, (the "portfolio", formerly known as WRL Pilgrim Baxter Mid Cap Growth) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects a full six or twelve month time frame, except the period that includes the inception date of the portfolio which was May 3, 1999.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $ 37 is included in interest income.

D. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

E. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

F. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

G. Repurchase Agreements

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to

                   AEGON/Transamerica Series Fund, Inc. 290

--------------------------------------------------------------------------------
   PILGRIM BAXTER MID CAP GROWTH



   NOTES TO THE FINANCIAL STATEMENTS
   (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--(continued)

at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.90 %       1.00 %

AEGON/Transamerica Advisers receives compensation for its services at 0.90 % for the first $ 100 million of the portfolio's average daily net assets; and
0.80 % for the portfolio's average daily net assets above $ 100 million.

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") to provide investment services to the portfolio and compensates Pilgrim Baxter as described in the Fund's Statement of Additional Information.

Pilgrim Baxter may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Pilgrim Baxter. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Pilgrim Baxter during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 5. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

                   AEGON/Transamerica Series Fund, Inc. 291

--------------------------------------------------------------------------------
   PILGRIM BAXTER MID CAP GROWTH



   NOTES TO THE FINANCIAL STATEMENTS
   (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 145,025
  U.S. Government................................         0

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............   139,577
  U.S. Government................................         0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
                                  -------- ------------
Shares issued....................   4,486     14,702
Shares issued - reinvestment of
 dividends and distributions.....       0         94
Shares redeemed..................  (4,431)    (2,459)
                                   ------     ------
Net increase (decrease) in shares
 outstanding.....................      55     12,337
                                   ======     ======

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The net capital loss carryforward noted below as of December 31, 2000 is available to offset future realized capital gains through the period listed. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2000, of $ 10,736 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2001.

                      Net Capital Loss
                        Carryforward   Available through
                      ---------------- ------------------
                          $ 4,987       December 31, 2008

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 165,888
                                           =========
Unrealized appreciation................... $  15,801
Unrealized (depreciation).................   (13,823)
                                           ---------
Net unrealized appreciation (depreciation) $   1,978
                                           =========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A).

                   AEGON/Transamerica Series Fund, Inc. 292

--------------------------------------------------------------------------------
   PILGRIM BAXTER MID CAP GROWTH


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        91.7 %  2.4 %   5.9 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          93.7 %  2.9 %   3.4 %
Peter R. Brown          92.9 %  3.0 %   4.1 %
Charles C. Harris       92.7 %  3.1 %   4.2 %
Russell A. Kimball, Jr. 93.1 %  2.8 %   4.1 %
Patrick S. Baird        93.1 %  2.9 %   4.0 %
William W. Short, Jr.   93.3 %  2.8 %   3.9 %
Daniel Calabria         93.1 %  2.7 %   4.2 %
Janice B. Case          93.6 %  2.5 %   3.9 %
Leo J. Hill             93.1 %  2.8 %   4.1 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        89.5 %  3.1 %   7.4 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

         FOR   AGAINST ABSTAIN
        91.1 %  2.5 %   6.4 %

Proposal 7

To approve the elimination of the fundamental investment restriction prohibiting investments that would cause industry concentration:

         FOR   AGAINST ABSTAIN
        90.4 %  2.8 %   6.8 %


                   AEGON/Transamerica Series Fund, Inc. 293

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                       Pilgrim Baxter & Associates, Ltd.
                              825 Duportail Road
                                Wayne, PA 19087

                               AEGON/Transamerica
                                Series Fund, Inc.
                         Formerly, WRL Series Fund, Inc.

                                 Dreyfus Mid Cap
                          Formerly, WRL Dreyfus Mid Cap


                       Semi-Annual Report | June 30, 2001


                                   August 2001
                                  ACC00001-8/01

DREYFUS MID CAP

 ...seeks total investment returns including capital appreciation and income.


MARKET ENVIRONMENT

The first half of 2001 proved to be a very challenging and volatile environment, for both the markets and the economy. In the mid-cap arena, the first quarter of the year produced double-digit negative returns, and the second quarter was almost a complete reversal. As a result, by period's end, the Standard and Poor's MidCap 400 Index ("S&P 400") was essentially flat for the year. All together, mid-cap stocks continued to outperform larger capitalization issues, but underperformed smaller cap stocks. For the past year, though, the S&P 400 has handily outperformed both the larger cap Standard and Poor's 500 Composite Stock Index and the smaller cap Russell 2000 Index.

PERFORMANCE

For the six months ended June 30, 2001, Dreyfus Mid Cap returned (2.10)%, modestly below that of the S&P 400, which returned 0.99 %. The portfolio's underperformance was due in part to an exposure to companies with positive earnings momentum. The problem was especially acute in the early part of the year, when an unusually strong January led investors to focus almost entirely on deep value issues that did not appear attractive to our blended valuation model. Individual stock selection among producer goods, manufacturers, and consumer cyclical stocks also detracted from performance.

STRATEGY REVIEW

Stock selections that negatively affected performance include Atlas Air, Inc. in the cyclical sector. While airlines in general suffered from global economic anxiety, this air transportation company was pressured further by the expansion strategies of its competitors. Also coming under pressure was the utility sector. Holdings such as IDACORP, Inc. and NRG Energy, Inc. struggled amidst growing investor concern about a possible political solution to high electricity prices. Our relative performance was further impaired by strong benchmark names not held in the portfolio, stocks like Abercrombie & Fitch Co. and Barnes & Noble, Inc. that had strong price performance.

Some stocks showing good results were Westwood One, Inc. ("Westwood"), Ultramar Diamond Shamrock Corporation ("Ultramar Diamond Shamrock"), and BJ's Wholesale Club, Inc. ("BJ's Wholesale Club"). Westwood , an amusement and recreation services company, produces programming and information services for radio stations, and through a diversified product offering has exceeded Wall Street expectations. Ultramar Diamond Shamrock is a petroleum refining company that was the target of a takeover offer by Valero Energy Corporation. BJ's Wholesale Club is a misc. general merchandise store that appears to be benefiting from an uncertain economic environment, as consumers become more value conscious with their discretionary dollars.

OUTLOOK

Given the quantitative nature of our investment process, we maintain a fairly constant outlook for the future. We remain committed to our flexible, market-sensitive stock valuation method with a very disciplined, fully invested and economic sector neutral approach to portfolio construction. We have refined our valuation process, and have developed more customized valuation models that better reflect some of the unique characteristics of five broad sectors of the economy - financials, energy, technology, consumer staples and consumer cyclicals. Our goal is an enhancement in stock selectivity within each sector, but our focus remains on finding companies with attractive valuations and visible growth prospects. As for the mid-cap sector of the equity market, we continue to believe that it provides attractive and dynamic investment opportunities.


/s/ John R. O'Toole
------------------
JOHN R. O'TOOLE

Dreyfus Mid Cap
Portfolio Manager


The views expressed in this commentary on Dreyfus Mid Cap reflect those of the portfolio manager through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                    AEGON/Transamerica Series Fund, Inc.  296

                                                                  [DREYFUS LOGO]

DREYFUS MID CAP

Focus remains on finding companies with attractive valuations and visible growth prospects.


Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Dreyfus Mid Cap and the Standard and Poor's MidCap 400 Index.


[ ]  Dreyfus Mid Cap      $ 11,851

[ ]  S&P MidCap 400       $ 13,476


Portfolio Average Annual Total Return
As of June 30, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years       10 Years        From Inception
--------------------------------------------------------------------------------
  0.86 %           N/A            N/A              8.18 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's Midcap 400 Index over the same time frame.

                                                           S&P Midcap
                                           Portfolio       400 Index
                 Inception 5/3/99          $10,000          $10,000
                 Period Ended 12/31/99     $10,720          $11,356
                 FYE 12/31/00              $12,105          $13,344
                 FPE 06/30/01              $11,851          $13,476

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
Genzyme Corporation - General Division              2.31 %
IDEC Pharmaceuticals Corporation                    1.83 %
SunGard Data Systems Inc.                           1.65 %
BJ'S Wholesale Club, Inc.                           1.31 %
IVAX Corporation                                    1.29 %

Five Largest Industries (% of Net Assets)
Pharmaceuticals                                     9.14 %
Commercial Banks                                    8.51 %
Computer & Data Processing Services                 8.45 %
Insurance                                           5.05 %
Oil & Gas Extraction                                3.73 %



                                [GRAPHIC MATRIX]

                                Investment Style



Equity Matrix

Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.



                    AEGON/Transamerica Series Fund, Inc.  297

--------------------------------------------------------------------------------
   DREYFUS MID CAP


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                           Number of Market
                                            Shares   Value
                                           --------- ------
COMMON STOCKS (97.76 %)

   Air Transportation (0.23 %)

  Atlas Air, Inc. (a).....................   4,300   $   61

   Amusement & Recreation Services (1.36 %)

  MGM MIRAGE (a) (b)......................   4,700      141
  Westwood One, Inc. (a)..................   6,100      225

   Apparel & Accessory Stores (0.64 %)

  American Eagle Outfitters, Inc. (a).....   4,900      173

   Apparel Products (0.89 %)

  Jones Apparel Group, Inc. (a)...........   5,500      238

   Automotive (0.37 %)

  Federal Signal Corporation..............   4,200       99

   Beverages (0.31 %)

  Pepsi Bottling Group, Inc. (The)........   2,100       84

   Business Credit Institutions (0.54 %)

  Heller Financial, Inc...................   3,600      144

   Business Services (3.31 %)

  Administaff, Inc. (a)...................   3,600       94
  Hanover Compressor Company (a)..........   4,300      142
  SEI Investments Company.................   4,500      213
  United Rentals, Inc. (a) (b)............   4,200      109
  Valassis Communications, Inc. (a).......   3,500      125
  Viad Corp...............................   7,800      206

   Chemicals & Allied Products (1.51 %)

  Alberto-Culver Company - Class B (b)....   2,200       92
  Cytec Industries Inc. (a)...............   5,400      205
  Fuller (H.B.) Company...................   2,200      110

   Commercial Banks (8.51 %)

  Associated Banc-Corp....................   5,900      212
  Banknorth Group, Inc....................   5,200      118
  City National Corporation...............   3,100      137
  Compass Bancshares, Inc.................   9,700      257
  First Tennessee National Corporation....   6,700      233
  Golden State Bancorp Inc................   5,300      163
  M&T Bank Corporation....................   3,500      264
  Mercantile Bankshares Corporation.......   4,500      176
  North Fork Bancorporation, Inc..........  10,600      329
  Silicon Valley Bancshares (a)...........   3,800       84
  TCF Financial Corporation...............   3,500      162
  Union Planters Corporation..............   3,500      153

   Communications Equipment (1.32 %)

  CommScope, Inc. (a).....................   3,800       89
  L-3 Communications Holdings, Inc. (a)...   1,900      145
  Polycom, Inc. (a).......................   5,200      120

                                                     Number of Market
                                                      Shares   Value
                                                     --------- -------
         COMMON STOCKS (continued)

            Computer & Data Processing Services (8.45 %)

           Advent Software, Inc. (a)................   1,800   $   114
           Cadence Design Systems, Inc. (a).........   9,500       177
           DST Systems, Inc. (a)....................   5,000       264
           Electronic Arts Inc. (a) (b).............   1,900       110
           Henry (Jack) & Associates, Inc...........   4,500       140
           Macromedia, Inc. (a).....................   7,100       128
           Mentor Graphics Corporation (a)..........   4,000        70
           Mercury Interactive Corporation (a)......     950        57
           National Instruments Corporation (a).....   3,800       123
           Rational Software Corporation (a)........   5,500       154
           Reynolds and Reynolds
            Company (The) - Class A.................   5,000       110
           SunGard Data Systems Inc. (a)............  14,800       443
           Sybase, Inc. (a).........................   6,900       114
           Symantec Corporation (a).................   4,500       197
           THQ Inc. (a).............................   1,200        72

            Computer & Office Equipment (1.06 %)

           Black Box Corporation (a) (b)............   1,900       128
           Diebold, Incorporated....................   3,100       100
           In Focus Corporation (a).................   2,800        57

            Construction (1.58 %)

           D.R. Horton, Inc.........................   7,700       175
           Dycom Industries, Inc. (a)...............   3,600        83
           Lennar Corporation.......................   4,000       167

            Department Stores (0.32 %)

           Neiman Marcus Group, Inc. (The) -
            Class A (a).............................   2,800        87

            Educational Services (0.87 %)

           Apollo Group, Inc. - Class A (a).........   5,500       233

            Electric Services (3.39 %)

           Black Hills Corporation..................   3,300       133
           IDACORP, Inc.............................   4,300       150
           Kansas City Power & Light Company (b)....   4,000        98
           NRG Energy, Inc. (a).....................   4,800       106
           Pinnacle West Capital Corporation........   3,300       156
           Puget Energy, Inc........................   5,400       141
           TECO Energy, Inc.........................   4,200       128

            Electric, Gas & Sanitary Services (2.79 %)

           Alliant Energy Corporation...............   5,000       146
           Conectiv.................................   5,400       117
           Public Service Company of New Mexico (b).   4,000       128
           SCANA Corporation........................   4,300       122
           UtiliCorp United, Inc....................   7,800       238

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 298

--------------------------------------------------------------------------------
   DREYFUS MID CAP


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                      Number of Market
                                                       Shares   Value
                                                      --------- -------
         COMMON STOCKS (continued)

            Electrical Goods (1.14 %)

           Arrow Electronics, Inc. (a)...............   8,000   $   194
           Avnet, Inc................................   5,000       112

            Electronic & Other Electric Equipment (1.14 %)

           C&D Technologies, Inc.....................   2,900        90
           Electro Scientific Industries, Inc. (a)...   2,400        91
           Energizer Holdings, Inc. (a)..............   5,500       126

            Electronic Components & Accessories (3.62 %)

           Atmel Corporation (a).....................   5,900        80
           International Rectifier Corporation (a)...   3,100       106
           Lattice Semiconductor Corporation (a) (b).   3,100        76
           Microchip Technology Incorporated (a).....   4,000       137
           NVIDIA Corporation (a) (b)................   2,800       260
           Semtech Corporation (a)...................   4,500       135
           Vishay Intertechnology, Inc. (a)..........   7,800       179

            Environmental Services (0.23 %)

           Republic Services, Inc. (a)...............   3,100        62

            Fabricated Metal Products (0.80 %)

           Harsco Corporation........................   3,500        95
           Parker-Hannifin Corporation...............   2,800       119

            Food & Kindred Products (2.26 %)

           Dean Foods Company........................   2,400        96
           McCormick & Company, Incorporated.........   3,600       151
           Smithfield Foods, Inc. (a)................   3,100       125
           Suiza Foods Corporation (a)...............   2,600       138
           Tyson Foods, Inc. - Class A (b)...........  10,600        98

            Furniture & Fixtures (1.08 %)

           Johnson Controls, Inc.....................   1,700       123
           Lear Corporation (a)......................   1,700        59
           Miller, (Herman) Inc......................   4,500       109

            Furniture & Home Furnishings Stores (0.62 %)

           Williams-Sonoma, Inc. (a).................   4,300       167

            Gas Production & Distribution (1.43 %)

           Energen Corporation.......................   3,300        91
           Equitable Resources, Inc..................   4,200       140
           Questar Corporation.......................   6,200       154

            Health Services (1.19 %)

           Express Scripts, Inc. - Class A (a).......   2,800       154
           Quest Diagnostics Incorporated (a)........   2,200       165

            Industrial Machinery & Equipment (3.29 %)

           American Standard Companies Inc. (a)......   3,800       228
           DuPont Photomasks, Inc. (a)...............   2,300       111
           Kennametal Inc............................   1,900        70

                                                    Number of Market
                                                     Shares   Value
                                                    --------- -------
           COMMON STOCKS (continued)

              Industrial Machinery & Equipment (continued)

             Novellus Systems, Inc. (a)............   2,600   $   148
             SPX Corporation (a) (b)...............   1,800       225
             York International Corporation........   2,900       102

              Instruments & Related Products (1.12 %)

             Beckman Coulter Inc. (b)..............   2,900       118
             PerkinElmer, Inc......................   1,900        52
             Waters Corporation (a)................   4,700       130

              Insurance (5.05 %)

             Everest Re Group, Ltd.................   2,900       217
             Health Net Inc. (a)...................   8,100       141
             Old Republic International Corp.......   5,700       165
             Oxford Health Plans, Inc. (a).........   7,400       212
             PMI Group, Inc. (The).................   3,100       225
             Radian Group, Inc.....................   5,200       210
             Trigon Healthcare, Inc. (a)...........   2,900       188

              Insurance Agents, Brokers & Service (0.74 %)

             Gallagher (Arthur J.) & Co............   7,600       198

              Iron & Steel Foundries (0.53 %)

             Precision Castparts Corp..............   3,800       142

              Life Insurance (0.62 %)

             Nationwide Financial Services, Inc. -
              Class A..............................   3,800       166

              Manufacturing Industries (1.07 %)

             Callaway Golf Company.................   3,600        57
             International Game Technology (a).....   3,700       232

              Medical Instruments & Supplies (0.68 %)

             Apogent Technologies, Inc. (a)........   7,400       182

              Misc. General Merchandise Stores (1.31 %)

             BJ's Wholesale Club, Inc. (a) (b).....   6,600       351

              Mortgage Bankers & Brokers (0.60 %)

             GreenPoint Financial Corp.............   4,200       161

              Motion Pictures (0.48 %)

             Macrovision Corporation (a)...........   1,900       130

              Oil & Gas Extraction (3.73 %)

             BJ Services Company (a)...............   9,700       275
             ENSCO International Incorporated......   8,800       206
             Louis Dreyfus Natural Gas Corp. (a)...   3,500       122
             Marine Drilling Companies, Inc. (a)...   6,600       126

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 299

--------------------------------------------------------------------------------
   DREYFUS MID CAP


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                   Number of  Market
                                                    Shares    Value
                                                   --------- --------
           COMMON STOCKS (continued)

              Oil & Gas Extraction (continued)

             Nabors Industries, Inc. (a)..........   2,400   $     89
             Noble Affiliates, Inc................   1,700         60
             Rowan Companies, Inc. (a)............   5,700        126

              Paper & Allied Products (1.29 %)

             Bemis Company, Inc...................   2,400         96
             Bowater Incorporated.................   2,900        130
             Sonoco Products Company..............   4,900        122

              Personal Credit Institutions (0.60 %)

             Metris Companies Inc.................   4,800        162

              Petroleum Refining (2.79 %)

             Ashland Inc..........................   2,200         88
             Lyondell Chemical Company............   7,100        109
             Murphy Oil Corporation...............   3,100        228
             Ultramar Diamond Shamrock
              Corporation.........................   6,900        326

              Pharmaceuticals (9.14 %)

             AmeriSource Health Corporation -
              Class A (a) (b).....................   3,100        171
             Barr Laboratories, Inc. (a) (b)......   1,900        134
             Bergen Brunswig Corporation..........   7,300        140
             Genzyme Corporation -
              General Division (a)................  10,200        621
             IDEC Pharmaceuticals Corporation (a).   7,300        493
             IVAX Corporation (a).................   8,900        347
             King Pharmaceuticals, Inc. (a).......   1,900        102
             Millennium Pharmaceuticals, Inc. (a).   3,300        117
             Mylan Laboratories Inc...............   4,500        127
             Protein Design Labs, Inc. (a)........   2,400        208

              Primary Metal Industries (0.30 %)

             Engelhard Corporation................   3,100         80

              Printing & Publishing (1.67 %)

             Belo (A.H.) Corporation - Class A....   6,300        119
             Scholastic Corporation (a)...........   3,500        158
             Washington Post Company (The) -
              Class B.............................     300        172

              Radio & Television Broadcasting (0.82 %)

             Cox Radio, Inc. - Class A (a)........   4,800        134
             Entercom Communications Corp. (a)....   1,600         86

              Research & Testing Services (0.46 %)

             Edwards Lifesciences Corporation (a).   4,700        124

                                                    Number of Market
                                                     Shares   Value
                                                    --------- -------
          COMMON STOCKS (continued)

             Restaurants (1.23 %)

            Brinker International, Inc. (a)........   7,400   $   191
            Darden Restaurants, Inc................   5,000       140

             Retail Trade (0.63 %)

            Zale Corporation (a)...................   5,000       169

             Savings Institutions (1.18 %)

            Dime Bancorp, Inc......................   8,500       317
            Dime Bancorp, Inc. - warrants..........   3,850         1

             Security & Commodity Brokers (2.22 %)

            AmeriCredit Corp. (a)..................   3,600       187
            Federated Investors, Inc. - Class B....   4,500       145
            Investment Technology Group, Inc. (a)..   3,100       156
            LaBranche & Co Inc. (a)................   3,800       110

             Shoe Stores (0.58 %)

            Payless ShoeSource, Inc. (a)...........   2,400       155

             Stone, Clay & Glass Products (0.65 %)

            Cabot Microelectronics Corporation (a).   2,800       174

             Telecommunications (0.79 %)

            Telephone and Data Systems, Inc........   1,200       131
            United States Cellular Corporation (a).   1,400        81

             Textile Mill Products (0.73 %)

            Albany International Corp. -
             Class A (a) (b).......................   5,500       104
            Mohawk Industries, Inc. (a)............   2,600        92

             Tobacco Products (0.49 %)

            R.J. Reynolds Tobacco Holdings, Inc....   2,400       131

             Water Transportation (1.45 %)

            Alexander & Baldwin, Inc...............   3,800        98
            Teekay Shipping Corporation............   2,200        88
            Tidewater Inc..........................   5,400       204

             Wholesale Trade Durable Goods (0.56 %)

            Tech Data Corporation (a)..............   4,500       150
                                                              -------
           Total Common Stocks
           (cost: $ 25,639 )................................   26,284
                                                              -------

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 300

--------------------------------------------------------------------------------
   DREYFUS MID CAP


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                   Principal   Market
                                                    Amount     Value
                                                   ---------- --------
          SHORT-TERM OBLIGATIONS (2.08 %)

            Investors Bank & Trust Company (c)
             3.08 %, Repurchase Agreement
             dated 06/29/2001 to be
             repurchased at $ 561 on
             07/02/2001........................... $      560 $    560
                                                              --------
           Total Short-Term Obligations
           (cost: $ 560).....................................      560
                                                              --------
           Total Investment Securities
           (cost: $ 26,199).................................. $ 26,844
                                                              ========

          SUMMARY:

            Investments, at market value..........    99.84 % $ 26,844
            Other assets in excess of liabilities      0.16 %       43
                                                   ---------- --------
            Net assets............................   100.00 % $ 26,887
                                                   ========== ========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1C). The market value at June 30, 2001 of all securities on loan is $ 1,904.
(c)At June 30, 2001, repurchase agreements are collateralized by $ 668 Freddie Mac ARM - 846814 (7.87 %, due 11/01/2022) with a market value and accrued interest of $ 589.


DEFINITIONS

ARM Adjustable Rate Mortgage


See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 301

--------------------------------------------------------------------------------
   DREYFUS MID CAP


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost..................... $ 26,199
                                                          ========
  Investments in securities, at market value............. $ 26,844
  Cash...................................................       50
  Cash collateral for securities on loan.................    1,965
  Receivables:
   Securities sold.......................................        0
   Interest..............................................        1
   Dividends.............................................       14
   Other.................................................        3
                                                          --------
    Total assets.........................................   28,877
                                                          --------
Liabilities:
  Securities purchased...................................        0
  Accounts payable and accrued liabilities:
   Investment advisory fees..............................       20
   Dividends to shareholders.............................        0
   Deposits for securities on loan.......................    1,965
   Other fees............................................        5
                                                          --------
    Total liabilities....................................    1,990
                                                          --------
      Net assets......................................... $ 26,887
                                                          ========
Net Assets Consists of:
  Capital stock shares authorized........................   50,000
                                                          ========
  Capital stock ($ .01 par value)........................ $     23
  Additional paid-in capital.............................   26,828
  Accumulated undistributed (distributions in
   excess of) net investment income (loss)...............      306
  Accumulated undistributed net realized gain (loss) on
   investment securities.................................     (915)
  Net unrealized appreciation (depreciation) on
   investment securities.................................      645
                                                          --------
  Net assets applicable to outstanding shares of capital. $ 26,887
                                                          ========
  Shares outstanding.....................................    2,307
                                                          ========
  Net asset value and offering price per share........... $  11.65
                                                          ========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

Investment Income:
  Interest................................................. $   21
  Dividends................................................     84
                                                            ------
    Total investment income................................    105
                                                            ------
Expenses:
  Investment advisory fees.................................     82
  Printing and shareholder reports.........................      5
  Custody fees.............................................     44
  Administrative service fees..............................      2
  Legal fees...............................................      0
  Auditing and accounting fees.............................      4
  Directors fees...........................................      0
  Registration fees........................................      0
  Other fees...............................................      0
                                                            ------
    Total expenses.........................................    137
Less:
  Advisory fee waiver......................................     42
  Fees paid indirectly.....................................      0
                                                            ------
    Net expenses...........................................     95
                                                            ------
  Net investment income (loss).............................     10
                                                            ------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on investment securities........   (915)
  Change in unrealized appreciation (depreciation) on
   investment securities...................................    586
                                                            ------
  Net gain (loss) on investment securities.................   (329)
                                                            ------
    Net increase (decrease) in net assets resulting from
     operations............................................ $ (319)
                                                            ======

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 302

--------------------------------------------------------------------------------
   DREYFUS MID CAP


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                             June 30,   December 31,
                                                                               2001         2000
                                                                             ---------  ------------
Operations:
  Net investment income (loss).............................................. $      10    $     23
  Net realized gain (loss) on investment securities.........................      (915)        508
  Change in unrealized appreciation (depreciation) on investment securities.       586        (105)
                                                                             ---------    --------
  Net increase (decrease) in net assets resulting from operations...........      (319)        426
                                                                             ---------    --------
Distribution to Shareholders:
  Net investment income.....................................................         0         (57)
  In excess of net investment income........................................         0        (177)
  Net realized gains........................................................         0           0
  In excess of net realized gains...........................................         0           0
                                                                             ---------    --------
   Total distributions......................................................         0        (234)
                                                                             ---------    --------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares.........................................    15,724      17,452
  Dividends and distributions reinvested....................................         0         234
  Cost of shares redeemed...................................................    (3,232)     (6,548)
                                                                             ---------    --------
  Increase (decrease) in net assets from capital share transactions.........    12,492      11,138
                                                                             ---------    --------
  Net increase (decrease) in net assets.....................................    12,173      11,330

Net Assets:
  Beginning of period.......................................................    14,714       3,384
                                                                             ---------    --------
  End of period............................................................. $  26,887    $ 14,714
                                                                             =========    ========
  Undistributed (distributions in excess of) net investment income.......... $     306    $    296
                                                                             =========    ========

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                    June 30,     December 31,
                                                                    --------  --------------------
                                                                      2001      2000     1999/(1)/
                                                                    --------  ---------  --------
Net asset value, beginning of period............................... $  11.90  $   10.72  $  10.00
                                                                    --------  ---------  --------
  Income from operations:
   Net investment income (loss)....................................     0.01       0.03      0.04
   Net realized and unrealized gain (loss) on investments..........    (0.26)      1.36      0.68
                                                                    --------  ---------  --------
    Net income (loss) from operations..............................    (0.25)      1.39      0.72
                                                                    --------  ---------  --------
  Distributions:
   Dividends from net investment income............................     0.00      (0.05)     0.00
   Dividends in excess of net investment income....................     0.00      (0.16)     0.00
   Distributions from net realized gains on investments............     0.00       0.00      0.00
   Distributions in excess of net realized gains on investments....     0.00       0.00      0.00
                                                                    --------  ---------  --------
    Total distributions............................................     0.00      (0.21)     0.00
                                                                    --------  ---------  --------
Net asset value, end of period..................................... $  11.65  $   11.90  $  10.72
                                                                    ========  =========  ========
Total return.......................................................  (2.10)%    12.92 %    7.20 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)....................... $ 26,887  $  14,714  $  3,384
  Ratio of total expenses to average net assets/(6)/...............   1.44 %     1.90 %    4.89 %
  Ratio of net expenses to average net assets/(6)/.................   1.00 %     1.00 %    1.00 %
  Ratio of net investment income (loss) to average net assets/(6)/.   0.11 %     0.29 %    0.58 %
  Portfolio turnover rate..........................................  36.73 %   110.82 %   94.19 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 303

--------------------------------------------------------------------------------
   DREYFUS MID CAP


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Mid Cap, (the "portfolio", formerly known as WRL Dreyfus Mid Cap) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects a full six or twelve month time frame, except the period that includes the inception date of the portfolio which was May 3, 1999.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value.

D. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

E. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

F. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

G. Repurchase Agreements

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to

                   AEGON/Transamerica Series Fund, Inc. 304

--------------------------------------------------------------------------------
   DREYFUS MID CAP


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--(continued)

at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.85 %        1.00 %

AEGON/Transamerica Advisers receives compensation for its services at 0.85 % for the first $ 100 million of the portfolio's average daily net assets; and
0.80 % for the portfolio's average daily net assets above $ 100 million.

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with The Dreyfus Corporation ("Dreyfus") to provide investment services to the portfolio and compensates Dreyfus as described in the Fund's Statement of Additional Information.

Dreyfus may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Dreyfus. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Dreyfus during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 1. Invested plan amounts and the total liability for deferred compensation to the Directors under the plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.


                   AEGON/Transamerica Series Fund, Inc. 305

--------------------------------------------------------------------------------
   DREYFUS MID CAP


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 19,088
  U.S. Government................................        0

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............    6,908
  U.S. Government................................        0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001       2000
-                                 -------- ------------
Shares issued....................  1,361      1,468
Shares issued - reinvestment of
 dividends and distributions.....      0         19
Shares redeemed..................   (291)      (566)
                                   -----      -----
Net increase (decrease) in shares
 outstanding.....................  1,070        921
                                   =====      =====

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 26,273
                                           ========
Unrealized appreciation................... $  2,368
Unrealized (depreciation).................   (1,797)
                                           --------
Net unrealized appreciation (depreciation) $    571
                                           ========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A).


                   AEGON/Transamerica Series Fund, Inc. 306

--------------------------------------------------------------------------------
   DREYFUS MID CAP


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        90.5 %  1.2 %   8.3 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          93.0 %  0.9 %   6.1 %
Peter R. Brown          92.0 %  1.0 %   7.0 %
Charles C. Harris       92.3 %  0.7 %   7.0 %
Russell A. Kimball, Jr. 92.3 %  0.7 %   7.0 %
Patrick S. Baird        92.3 %  0.7 %   7.0 %
William W. Short, Jr.   92.7 %  0.4 %   6.9 %
Daniel Calabria         93.2 %  0.2 %   6.6 %
Janice B. Case          92.7 %  0.2 %   7.1 %
Leo J. Hill             92.5 %  0.3 %   7.2 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        80.9 %  7.1 %  12.0 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

         FOR   AGAINST ABSTAIN
        89.1 %  2.5 %   8.4 %

Proposal 9

To approve a change to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold:

         FOR   AGAINST ABSTAIN
        86.1 %  5.5 %   8.4 %

                   AEGON/Transamerica Series Fund, Inc. 307

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                            The Dreyfus Corporation
                                200 Park Avenue
                              New York, NY 10166

                               AEGON/Transamerica
                                Series Fund, Inc.
                         Formerly, WRL Series Fund, Inc.


                                   Value Line
                                Aggressive Growth
                            Formerly, WRL Value Line
                                Aggressive Growth


                       Semi-Annual Report | June 30, 2001


                                   August 2001
                                  ACC00001-8/01

VALUE LINE AGGRESSIVE GROWTH

 ...seeks to realize capital growth.



MARKET ENVIRONMENT

The prevailing investment climate across the last six months actually began to take shape in the fourth quarter of 2000. During that period, it became clear that tighter monetary policy, higher energy prices, and reduced liquidity were weighing heavy on the U.S. economy. The markets began to realize that corporate profits would be under some pressure for the foreseeable future.

Stock prices began moving down last fall, and dropped pretty much in a straight line until the end of March. After a noticeable but brief rally in April and early May, stocks have traded in a narrow range since.

PERFORMANCE

In this challenging market environment, it's not surprising that the portfolio posted negative performance for the period. For the six months ended June 30, 2001, Value Line Aggressive Growth returned (5.09)%. By comparison, though, the portfolio's benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500"), returned (6.70)% for the same period.

STRATEGY REVIEW

We pursued two notable strategic initiatives during the first half of 2001. The first concerns technology stocks. Like most aggressive growth portfolios, Value Line Aggressive Growth normally maintains an above-market weighting in the tech sector, which we define to include computer hardware and software, semiconductors, telecommunications equipment, and similar electronics and precision instruments. But 2001 thus far has not been a normal environment, with most stocks in the sector dropping precipitously. As prices fell, and as the companies' earnings failed to meet estimates (and earnings estimates were scaled back), nearly the entire tech sector fell within the Value Line Timeliness Ranking System, our principal stock-selection model. In accordance with our discipline, we sell stocks that fail to meet certain ranking criteria. Over the last six months, this list has included such significant holdings as Dell Computer Corporation, Intel Corporation, Cisco Systems, Inc. and Applied Materials, Inc. As a result, the portfolio is now underweighted in tech relative to the S&P 500.

The second initiative addresses the cash that was generated by selling all those tech positions. Some of that cash has simply accumulated as a cushion against market volatility and as a reservoir to fund opportunistic purchases. All together we ended the period with about 10 % of the portfolio's assets in cash, which is somewhat higher than the levels we typically maintain. Most of the new cash, however, was plowed back into stocks, mostly retailers and other consumer stocks. While the economy has been weak, the consumer sector (which accounts for about two-thirds of GDP) has remained relatively vibrant, and quality stocks in this sector have become an important portfolio component.

OUTLOOK

The market has not yet responded to the aggressive monetary ease engineered by the Federal Reserve Board since January 3, 2001. We believe, however, that late this year and into 2002 investors will begin to discount the economic recovery these lower interest rates will spark and that the equity market will respond positively. Though the timing of these events is difficult to predict with any accuracy, we are optimistic that a better climate for growth investors isn't too far in the future.


/s/ Alan N. Hoffman
-------------------
ALAN N. HOFFMAN

Value Line Aggressive Growth
Portfolio Manager


The views expressed in this commentary on Value Line Aggressive Growth reflect those of the portfolio manager through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                  AEGON/Transamerica Series Fund, Inc.  310

VALUE LINE AGGRESSIVE GROWTH
                                                                    [VALUE LOGO]
The portfolio is now underweighted in tech relative to the S&P 500.


Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Value Line Aggressive Growth and the Standard and Poor's 500 Composite Stock Index.


[ ]  Value Line
     Aggressive Growth      $ 8,570

[ ]  S&P 500                $ 8,547

Portfolio Average Annual Total Return
As of June 30, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years       10 Years        From Inception
--------------------------------------------------------------------------------

 (18.30) %         N/A            N/A             (12.41) %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite
Stock Index (S&P) over the same time frame.

                                             Portfolio       S&P Index
                 Inception 5/1/00            $10,000          $10,000
                 Period Ended 12/31/00       $ 9,030          $ 9,161
                 FPE 06/30/01                $ 8,570          $ 8,547

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
Harley-Davidson, Inc.                               3.93 %
AOL Time Warner Inc.                                3.81 %
Fifth Third Bancorp                                 3.37 %
Citigroup Inc.                                      3.12 %
Kohl's Corporation                                  2.98 %

Five Largest Industries (% of Net Assets)
Computer & Data Processing Services                10.89 %
Commercial Banks                                   10.43 %
Pharmaceuticals                                     8.01 %
Insurance                                           5.51 %
Apparel & Accessory Stores                          4.17 %



                                [GRAPHIC MATRIX]

                                Investment Style



Equity Matrix

Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.

There are risks associated with the use of the Value Line ranking systems ("systems"). The stocks selected using the systems may not perform as well as their ranking within the system may suggest.


                 AEGON/Transamerica Series Fund, Inc.  311

--------------------------------------------------------------------------------
   VALUE LINE AGGRESSIVE GROWTH


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)


                                         Number of Market
                                          Shares   Value
                                         --------- ------
COMMON STOCKS (87.26 %)

   Aerospace (0.88 %)

  Boeing Company (The)..................   1,100   $   61

   Air Transportation (0.76 %)

  Southwest Airlines Co.................   2,850       53

   Apparel & Accessory Stores (4.17 %)

  Abercrombie & Fitch Co. - Class A (a).   3,200      142
  AnnTaylor, Inc. (a)...................   2,600       93
  Gap, Inc. (The).......................   1,900       55

   Automotive (3.93 %)

  Harley-Davidson, Inc..................   5,800      273

   Beverages (0.50 %)

  PepsiCo, Inc..........................     800       35

   Business Services (2.85 %)

  Omnicom Group, Inc....................   2,300      198

   Chemicals & Allied Products (1.02 %)

  Colgate-Palmolive Company.............   1,200       71

   Commercial Banks (10.43 %)

  BB&T Corporation......................   1,400       51
  Citigroup Inc.........................   4,100      217
  Fifth Third Bancorp...................   3,900      234
  State Street Corporation..............   1,800       89
  U. S. Bancorp.........................   2,500       57
  Zions Bancorporation..................   1,300       77

   Communications Equipment (1.35 %)

  QUALCOMM Incorporated (a).............   1,600       94

   Computer & Data Processing Services (10.89 %)

  Adobe Systems Incorporated............   2,000       94
  AOL Time Warner Inc. (a)..............   5,000      265
  BEA Systems, Inc. (a).................   1,200       37
  Fiserv, Inc. (a)......................   1,900      122
  Microsoft Corporation (a).............   2,300      167
  Oracle Corporation (a)................   1,600       30
  Siebel Systems, Inc. (a)..............     900       42

   Computer & Office Equipment (1.63 %)

  International Business Machines
   Corporation..........................   1,000      113

   Construction (0.69 %)

  KB Home...............................   1,600       48

   Department Stores (2.98 %)

  Kohl's Corporation (a)................   3,300      207

                                                           Number of Market
                                                            Shares   Value
                                                           --------- ------
     COMMON STOCKS (continued)

        Drug Stores & Proprietary Stores (0.89 %)

       CVS Corporation....................................   1,600   $   62

        Educational Services (0.46 %)

       Education Management Corporation (a)...............     800       32

        Electric Services (1.48 %)

       AES Corporation (The) (a)..........................   2,400      103

        Electronic & Other Electric Equipment (2.46 %)

       General Electric Company...........................   3,500      171

        Electronic Components & Accessories (0.75 %)

       Flextronics International Ltd. (a).................   2,000       52

        Food Stores (1.31 %)

       Safeway Inc. (a)...................................   1,900       91

        Furniture & Home Furnishings Stores (1.29 %)

       Bed Bath & Beyond Inc. (a).........................   3,000       90

        Health Services (2.60 %)

       HCA - The Healthcare Company.......................   3,200      145
       Universal Health Services, Inc. - Class B (a)......     800       36

        Industrial Machinery & Equipment (1.80 %)

       Tyco International Ltd.............................   2,300      125

        Insurance (5.51 %)

       American International Group, Inc..................   2,300      198
       Chubb Corporation..................................     400       31
       MGIC Investment Corporation........................     900       65
       Oxford Health Plans, Inc. (a)......................   1,200       34
       UnumProvident Corporation..........................   1,700       55

        Insurance Agents, Brokers & Service (0.20 %)

       Hartford  Financial  Services  Group,  Inc.  (The).     200       14

        Lumber & Other Building Materials (1.77 %)

       Lowe's Companies, Inc..............................   1,700      123

        Management Services (0.58 %)

       Paychex, Inc.......................................   1,000       40

        Medical Instruments & Supplies (3.90 %)

       Biomet, Incorporated...............................   2,000       96
       Medtronic, Inc.....................................   3,800      175

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 312

--------------------------------------------------------------------------------
   VALUE LINE AGGRESSIVE GROWTH


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                     Number of Market
                                      Shares   Value
                                     --------- ------
COMMON STOCKS (continued)

   Oil & Gas Extraction (3.18 %)

  Anadarko Petroleum Corporation....     800   $   43
  Apache Corporation................   1,200       61
  BJ Services Company (a)...........   1,200       34
  Mitchell Energy & Development
   Corp. - Class A..................   1,300       60
  Noble Drilling Corporation (a)....     700       23

   Pharmaceuticals (8.01 %)

  Amgen Inc. (a)....................   1,300       79
  Biogen, Inc. (a)..................     800       43
  Bristol-Myers Squibb Co...........     500       26
  Cardinal Health, Inc..............     550       38
  Genzyme Corporation - General
   Division (a).....................     600       37
  Immunex Corporation (a)...........     900       16
  Johnson & Johnson.................   2,400      120
  Medimmune, Inc. (a)...............     900       42
  Merck & Co., Inc..................   1,000       64
  Pfizer Inc........................   2,300       92

   Primary Metal Industries (0.96 %)

  Alcoa Inc.........................   1,700       67

   Restaurants (0.73 %)

  Cheesecake Factory
   Incorporated (The) (a)...........   1,800       51

   Retail Trade (0.99 %)

  Tiffany & Co......................   1,900       69

   Savings Institutions (1.02 %)

  Golden West Financial Corporation.     400       26
  Washington Mutual, Inc............   1,200       45

                                                     Number of Market
                                                      Shares   Value
                                                     --------- -------
         COMMON STOCKS (continued)

            Security & Commodity Brokers (0.45 %)

           Lehman Brothers Holdings Inc.............      400  $    31

            Telecommunications (0.63 %)

           Telephone and Data Systems, Inc..........      400       44

            Tobacco Products (0.59 %)

           Philip Morris Companies Inc..............      800       41

            U.S. Government Agencies (0.99 %)

           Fannie Mae...............................      400       34
           Freddie Mac..............................      500       35

            Variety Stores (2.34 %)

           Costco Wholesale Corporation (a).........    1,400       58
           Target Corporation.......................    1,200       42
           Wal-Mart Stores, Inc.....................    1,300       63

            Wholesale Trade Durable Goods (0.29 %)

           Fisher Scientific International Inc. (a).      700       20
                                                               -------
          Total Common Stocks
          (cost: $ 5,985)....................................    6,067
                                                               -------
          Total Investment Securities
          (cost: $ 5,985)....................................  $ 6,067
                                                               =======

         SUMMARY:

           Investments, at market value.............  87.26 %  $ 6,067
           Other assets in excess of liabilities....  12.74 %      886
                                                     --------  -------
           Net assets............................... 100.00 %  $ 6,953
                                                     ========  =======

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.


See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 313

--------------------------------------------------------------------------------
   VALUE LINE AGGRESSIVE GROWTH


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

      Assets:
        Investments in securities, at cost..................... $   5,985
                                                                =========
        Investments in securities, at market value............. $   6,067
        Cash...................................................       959
        Cash collateral for securities on loan.................         0
        Receivables:
         Securities sold.......................................         0
         Interest..............................................         2
         Dividends.............................................         4
         Other.................................................         0
                                                                ---------
          Total assets.........................................     7,032
                                                                ---------
      Liabilities:
        Securities purchased...................................        73
        Accounts payable and accrued liabilities:
         Investment advisory fees..............................         5
         Dividends to shareholders.............................         0
         Deposits for securities on loan.......................         0
         Other fees............................................         1
                                                                ---------
          Total liabilities....................................        79
                                                                ---------
            Net assets......................................... $   6,953
                                                                =========
      Net Assets Consists of:
        Capital stock shares authorized........................    50,000
                                                                =========
        Capital stock ($ .01 par value)........................ $       8
        Additional paid-in capital.............................     8,283
        Accumulated undistributed (distributions in excess of)
         net investment income (loss)..........................        (9)
        Accumulated undistributed net realized gain (loss) on
         investment securities.................................    (1,411)
        Net unrealized appreciation (depreciation) on
         investment securities.................................        82
                                                                ---------
        Net assets applicable to outstanding shares of capital. $   6,953
                                                                =========
        Shares outstanding.....................................       812
                                                                =========
        Net asset value and offering price per share........... $    8.57
                                                                =========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

     Investment Income:
       Interest................................................. $      7
       Dividends................................................       13
                                                                 --------
         Total investment income................................       20
                                                                 --------
     Expenses:
       Investment advisory fees.................................       23
       Printing and shareholder reports.........................        2
       Custody fees.............................................       16
       Administrative service fees..............................        1
       Legal fees...............................................        0
       Auditing and accounting fees.............................        3
       Directors fees...........................................        0
       Registration fees........................................        0
       Other fees...............................................        0
                                                                 --------
         Total expenses.........................................       45
     Less:
       Advisory fee waiver......................................       16
       Fees paid indirectly.....................................        0
                                                                 --------
         Net expenses...........................................       29
                                                                 --------
       Net investment income (loss).............................       (9)
                                                                 --------
     Realized and Unrealized Gain (Loss):
       Net realized gain (loss) on investment securities........   (1,060)
       Change in unrealized appreciation (depreciation) on
        investment securities...................................      736
                                                                 --------
       Net gain (loss) on investment securities.................     (324)
                                                                 --------
         Net increase (decrease) in net assets resulting from
          operations............................................ $   (333)
                                                                 ========

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 314

--------------------------------------------------------------------------------
   VALUE LINE AGGRESSIVE GROWTH


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                             June 30,  December 31,
                                                                               2001     2000/(1)/
                                                                             --------  ------------
Operations:
  Net investment income (loss).............................................. $     (9)   $      0
  Net realized gain (loss) on investment securities.........................   (1,060)       (351)
  Change in unrealized appreciation (depreciation) on investment securities.      736        (654)
                                                                             --------    --------
  Net increase (decrease) in net assets resulting from operations...........     (333)     (1,005)
                                                                             --------    --------
Distribution to Shareholders:
  Net investment income.....................................................        0           0
  In excess of net investment income........................................        0           0
  Net realized gains........................................................        0           0
  In excess of net realized gains...........................................        0           0
                                                                             --------    --------
   Total distributions......................................................        0           0
                                                                             --------    --------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares.........................................    3,060       7,110
  Dividends and distributions reinvested....................................        0           0
  Cost of shares redeemed...................................................   (1,495)       (384)
                                                                             --------    --------
   Increase (decrease) in net assets from capital share transactions........    1,565       6,726
                                                                             --------    --------
  Net increase (decrease) in net assets.....................................    1,232       5,721

Net Assets:
  Beginning of period.......................................................    5,721           0
                                                                             --------    --------
  End of period............................................................. $  6,953       5,721
                                                                             ========    ========
  Undistributed (distributions in excess of) net investment income.......... $     (9)   $      0
                                                                             ========    ========

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,  December 31,
                                                                        2001     2000/(1)/
                                                                      --------  ------------
Net asset value, beginning of period................................. $   9.03    $  10.00
                                                                      --------    --------
  Income from operations:
   Net investment income (loss)......................................    (0.01)       0.00
   Net realized and unrealized gain (loss) on investments............    (0.45)      (0.97)
                                                                      --------    --------
    Net income (loss) from operations................................    (0.46)      (0.97)
                                                                      --------    --------
  Distributions:
   Dividends from net investment income..............................     0.00        0.00
   Dividends in excess of net investment income......................     0.00        0.00
   Distributions from net realized gains on investments..............     0.00        0.00
   Distributions in excess of net realized gains on investments......     0.00        0.00
                                                                      --------    --------
    Total distributions..............................................     0.00        0.00
                                                                      --------    --------
Net asset value, end of period....................................... $   8.57    $   9.03
                                                                      ========    ========
Total return.........................................................  (5.09)%     (9.70)%
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $  6,953    $  5,721
   Ratio of total expenses to average net assets/(6)/................   1.57 %      1.86 %
   Ratio of net expenses to average net assets/(6)/..................   1.00 %      1.00 %
   Ratio of net investment income (loss) to average net assets/(6)/..  (0.29)%     (0.01)%
   Portfolio turnover rate...........................................  26.83 %     26.13 %

The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 315

--------------------------------------------------------------------------------
   VALUE LINE AGGRESSIVE GROWTH


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Value Line Aggressive Growth, (the "portfolio", formerly known as WRL Value Line Aggressive Growth) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects a full six or twelve month time frame, except the period that includes the inception date of the portfolio which was May 1, 2000.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

D. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

E. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

F. Repurchase Agreements

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

                    AEGON/Transamerica Series Fund, Inc. 316

--------------------------------------------------------------------------------
   VALUE LINE AGGRESSIVE GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)




NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc., ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.80 %        1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Value Line, Inc. ("Value Line") to provide investment services to the portfolio and compensates Value Line as described in the Fund's Statement of Additional Information.

Value Line may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Value Line. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Value Line during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, there was no allocation of the market value of invested plan amounts to the portfolio.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 2,148
  U.S. Government................................      65

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............   1,142
  U.S. Government................................       0

                   AEGON/Transamerica Series Fund, Inc. 317

--------------------------------------------------------------------------------
   VALUE LINE AGGRESSIVE GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001    2000/(1)/
-                                 -------- ------------
Shares issued....................    354       674
Shares issued - reinvestment of
 dividends and distributions.....      0         0
Shares redeemed..................   (175)      (41)
                                    ----       ---
Net increase (decrease) in shares
 outstanding.....................    179       633
                                    ====       ===

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The net capital loss carryforward noted below as of December 31, 2000 is available to offset future realized capital gains through the period listed. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2000, of $ 155 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2001.

                      Net Capital Loss
                        Carryforward   Available through
                      ---------------- ------------------
                           $ 195        December 31, 2008

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 5,985
                                           =======
Unrealized appreciation................... $   437
Unrealized (depreciation).................    (355)
                                           -------
Net unrealized appreciation (depreciation) $    82
                                           =======

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A).

                   AEGON/Transamerica Series Fund, Inc. 318

--------------------------------------------------------------------------------
   VALUE LINE AGGRESSIVE GROWTH


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        94.8 %  0.9 %   4.3 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          96.3 %  3.2 %   0.5 %
Peter R. Brown          95.7 %  3.8 %   0.5 %
Charles C. Harris       95.7 %  3.8 %   0.5 %
Russell A. Kimball, Jr. 95.7 %  3.8 %   0.5 %
Patrick S. Baird        96.7 %  2.8 %   0.5 %
William W. Short, Jr.   95.7 %  3.8 %   0.5 %
Daniel Calabria         95.7 %  3.8 %   0.5 %
Janice B. Case          95.2 %  4.3 %   0.5 %
Leo J. Hill             94.6 %  4.9 %   0.5 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        89.2 %  5.3 %   5.5 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

         FOR   AGAINST ABSTAIN
        92.8 %  3.0 %   4.2 %

Proposal 9

To approve a change to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold:

         FOR   AGAINST ABSTAIN
        92.2 %  3.7 %   4.1 %

                   AEGON/Transamerica Series Fund, Inc. 319

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                               Value Line, Inc.
                             220 East 42nd Street
                            New York, NY 10017-5891

                               AEGON/Transamerica
                                Series Fund, Inc.
                         Formerly, WRL Series Fund, Inc.

                          Great Companies - America/SM/
                               Formerly, WRL Great
                             Companies - America/SM/


                       Semi-Annual Report | June 30, 2001


                                   August 2001
                                  ACC00001-8/01

GREAT COMPANIES - AMERICA/SM/

 ...seeks long-term growth of capital.


MARKET ENVIRONMENT

The period could well be known as the time of the "earnings warning". A sign of a slowing economy is a continuous stream of earnings warnings from companies in a variety of industries, and we have certainly had our share of earnings warnings so far this year. It's obvious that the economy has slowed more than many expected, and as a result, the major stock market indexes are down for the year.

In an effort to stimulate the economy, the Federal Reserve Board ("Fed") has aggressively lowered interest rates. Eventually, these rate cuts will positively impact the economy and the market will resume its climb upward. It is impossible, however, to forecast when this turnaround will come. That, in our opinion, is precisely why it is so important to be a long-term investor in the stock market.

PERFORMANCE

Many of the stocks in the Great Companies - America/SM/ portfolio have felt the pain of the economic downturn. For the six months ended June 30, 2001, Great Companies - AmericaSM returned (12.57)%. By comparison, however, the Standard and Poor's 500 Composite Stock Index returned (6.70)% for the same period.

STRATEGY REVIEW

We continue to believe investing in what we consider to be great companies during all market conditions, and especially during difficult markets, is a sound strategy. These companies have the size and financial strength to not only survive but to prosper during difficult economic periods. While we constantly review our strategy in order to improve returns, we find that weighting the portfolio more heavily toward stocks that are trading at a discount relative to their intrinsic values is a sound and proven strategy.

OUTLOOK

Eventually the Fed's actions will spur the economy toward greater growth and the market will resume its upward climb. We are seeing forecasts of 3% growth in 2002 that should lead to a strong stock market. The market turn may begin tomorrow or at some point in the future, but as long-term investors we continue to invest in great companies, many of which are trading well below their intrinsic values.


/s/ James H Huguet                                     /s/ Gerald W. Bollman
------------------                                     ---------------------
JAMES H HUGUET                                             GERALD W. BOLLMAN

                          Great Companies - America/SM/
                               Portfolio Managers

The views expressed in this commentary on Great Companies - AmericaSM reflect those of the portfolio managers through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                    AEGON/Transamerica Series Fund, Inc.  322

GREAT COMPANIES - AMERICA/SM/                             [GREAT COMPANIES LOGO]

Eventually, these rate cuts will positively impact the economy and the market will resume its climb upward.


Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Great Companies - America/SM/ and the Standard and Poor's 500 Composite Stock Index.


[ ]  Great Companies -
     America/SM/           $ 9,950

[ ]  S&P 500               $ 8,547


Portfolio Average Annual Total Return
As of June 30, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years       10 Years        From Inception
--------------------------------------------------------------------------------
  (4.51)%          N/A            N/A              (0.43)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite
Stock Index (S&P) over the same time frame.

                                           Portfolio         S&P Index
                 Inception 5/1/00          $10,000            $10,000
                 Period Ended 12/31/00     $11,380            $ 9,161
                 FPE 06/30/01              $ 9,950            $ 8,547

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
American International Group, Inc.                 11.19 %
Colgate-Palmolive Company                          10.75 %
Medtronic, Inc.                                    10.24 %
Johnson & Johnson                                   9.72 %
Goldman Sachs Group, Inc. (The)                     6.89 %

Five Largest Industries (% of Net Assets)
Pharmaceuticals                                    29.91 %
Chemicals & Allied Products                        12.77 %
Security & Commodity Brokers                       11.79 %
Insurance                                          11.19 %
Medical Instruments & Supplies                     10.24 %



                                [GRAPHIC MATRIX]

                                Investment Style


Equity Matrix

Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.



This material must be preceded or accompanied by the Fund's current prospectus.

Because non-diversified funds invest a substantial proportion of their assets in a limited number of securities within a specific industry, they may suffer greater volatility as a result of an economic, political, or regulatory event than diversified funds would.



                    AEGON/Transamerica Series Fund, Inc.  323

--------------------------------------------------------------------------------
   GREAT COMPANIES - AMERICA/SM /


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                         Number of Market
                                          Shares   Value
                                         --------- -------
COMMON STOCKS (93.47 %)

   Beverages (1.44 %)

  Coca-Cola Company (The)...............   40,000  $ 1,800

   Business Services (4.94 %)

  Omnicom Group, Inc....................   71,660    6,163

   Chemicals & Allied Products (12.77 %)

  Colgate-Palmolive Company.............  227,600   13,426
  Procter & Gamble Company (The)........   39,500    2,520

   Commercial Banks (4.96 %)

  Citigroup Inc.........................  117,193    6,192

   Electronic & Other Electric Equipment (4.84 %)

  General Electric Company..............  123,830    6,037

   Fabricated Metal Products (1.39 %)

  Gillette Company (The)................   60,000    1,739

   Insurance (11.19 %)

  American International Group, Inc.....  162,485   13,974

   Medical Instruments & Supplies (10.24 %)

  Medtronic, Inc........................  277,860   12,784

                                         Number of  Market
                                          Shares    Value
                                         --------- ---------
COMMON STOCKS (continued)

   Pharmaceuticals (29.91 %)

  American Home Products Corporation....   65,400  $   3,822
  Bristol-Myers Squibb Co...............  109,040      5,703
  Johnson & Johnson.....................  242,680     12,134
  Merck & Co., Inc......................   89,110      5,695
  Pfizer Inc............................  145,300      5,819
  Shering-Plough Corporation............  115,070      4,170

   Security & Commodity Brokers (11.79 %)

  Goldman Sachs Group, Inc. (The) (a)...  100,200      8,597
  Merrill Lynch & Co., Inc..............  103,300      6,121
                                                   ---------
 Total Common Stocks
 (cost: $ 122,075)...............................    116,696
                                                   ---------
 Total Investment Securities
 (cost: $ 122,075)...............................  $ 116,696
                                                   =========

SUMMARY:

  Investments, at market value..........  93.47 %  $ 116,696
  Other assets in excess of liabilities.   6.53 %      8,153
                                         --------  ---------
  Net assets............................ 100.00 %  $ 124,849
                                         ========  =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)At June 30, 2001, all or a portion of this security is on loan (see Note
   1C). The market value at June 30, 2001 of all securities on loan is $ 1,278.

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 324

--------------------------------------------------------------------------------
   GREAT COMPANIES - AMERICA/SM /


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

      Assets:
        Investments in securities, at cost..................... $ 122,075
                                                                =========
        Investments in securities, at market value............. $ 116,696
        Cash...................................................     8,306
        Cash collateral for securities on loan.................     1,326
        Receivables:
         Securities sold.......................................       668
         Interest..............................................        17
         Dividends.............................................        46
         Other.................................................        51
                                                                ---------
          Total assets.........................................   127,110
                                                                ---------
      Liabilities:
        Securities purchased...................................       797
        Accounts payable and accrued liabilities:
         Investment advisory fees..............................        83
         Dividends to shareholders.............................         0
         Deposits for securities on loan.......................     1,326
         Other fees............................................        55
                                                                ---------
          Total liabilities....................................     2,261
                                                                ---------
            Net assets......................................... $ 124,849
                                                                =========
      Net Assets Consists of:
        Capital stock shares authorized........................    50,000
                                                                =========
        Capital stock ($ .01 par value)........................ $     125
        Additional paid-in capital.............................   130,749
        Accumulated undistributed (distributions in excess of)
         net investment income (loss)..........................       580
        Accumulated undistributed net realized gain (loss) on
         investment securities.................................    (1,226)
        Net unrealized appreciation (depreciation) on
         investment securities.................................    (5,379)
                                                                ---------
        Net assets applicable to outstanding shares of capital. $ 124,849
                                                                =========
        Shares outstanding.....................................    12,550
                                                                =========
        Net asset value and offering price per share........... $    9.95
                                                                =========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

Investment Income:
  Interest................................................. $     177
  Dividends................................................       454
                                                            ---------
    Total investment income................................       631
                                                            ---------
Expenses:
  Investment advisory fees.................................       416
  Printing and shareholder reports.........................         8
  Custody fees.............................................        17
  Administrative service fees..............................         3
  Legal fees...............................................         1
  Auditing and accounting fees.............................         3
  Directors fees...........................................         1
  Registration fees........................................         0
  Other fees...............................................         0
                                                            ---------
    Total expenses.........................................       449
Less:
  Fees paid indirectly.....................................         0
                                                            ---------
    Net expenses...........................................       449
                                                            ---------
  Net investment income (loss).............................       182
                                                            ---------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on investment securities........    (1,156)
  Change in unrealized appreciation (depreciation) on
   investment securities...................................   (11,652)
                                                            ---------
  Net gain (loss) on investment securities.................   (12,808)
                                                            ---------
    Net increase (decrease) in net assets resulting from
     operations............................................ $ (12,626)
                                                            =========


The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 325

--------------------------------------------------------------------------------
   GREAT COMPANIES - AMERICA/SM /


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                             June 30,   December 31,
                                                                               2001      2000/(1)/
                                                                             ---------  ------------
Operations:
  Net investment income (loss).............................................. $     182    $    147
  Net realized gain (loss) on investment securities.........................    (1,156)        181
  Change in unrealized appreciation (depreciation) on investment securities.   (11,652)      6,273
                                                                             ---------    --------
  Net increase (decrease) in net assets resulting from operations...........   (12,626)      6,601
                                                                             ---------    --------
Distribution to Shareholders:
  Net investment income.....................................................         0           0
  In excess of net investment income........................................         0           0
  Net realized gains........................................................         0           0
  In excess of net realized gains...........................................         0           0
                                                                             ---------    --------
   Total distributions......................................................         0           0
                                                                             ---------    --------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares.........................................    60,261      79,112
  Cost of shares redeemed...................................................    (5,907)     (2,592)
                                                                             ---------    --------
   Dividends and distributions reinvested...................................    54,354      76,520
                                                                             ---------    --------
   Increase (decrease) in net assets from capital share transactions........    41,728      83,121

Net Assets:
  Beginning of period.......................................................    83,121           0
                                                                             ---------    --------
  End of period............................................................. $ 124,849    $ 83,121
                                                                             =========    ========
  Undistributed (distributions in excess of ) net investment income......... $     580    $    398
                                                                             =========    ========


FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                             June 30,   December 31,
                                                                               2001      2000/(1)/
                                                                             ---------  ------------
Net asset value, beginning of period........................................ $   11.38    $  10.00
                                                                             ---------    --------
  Income from operations:
   Net investment income (loss).............................................      0.02        0.04
   Net realized and unrealized gain (loss) on investments...................     (1.45)       1.34
                                                                             ---------    --------
    Net income (loss) from operations.......................................     (1.43)       1.38
                                                                             ---------    --------
  Distributions:
   Dividends from net investment income.....................................      0.00        0.00
   Dividends in excess of net investment income.............................      0.00        0.00
   Distributions from net realized gains on investments.....................      0.00        0.00
   Distributions in excess of net realized gains on investments.............      0.00        0.00
                                                                             ---------    --------
    Total distributions.....................................................      0.00        0.00
                                                                             ---------    --------
Net asset value, end of period.............................................. $    9.95    $  11.38
                                                                             =========    ========
Total return................................................................  (12.57)%     13.80 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)............................... $ 124,849    $ 83,121
   Ratio of expenses to average net assets/(6)/.............................    0.86 %      0.91 %
   Ratio of net investment income (loss) to average net assets/(6)/.........    0.35 %      0.52 %
   Portfolio turnover rate..................................................   21.55 %     14.67 %


The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 326

--------------------------------------------------------------------------------
   GREAT COMPANIES - AMERICA/SM /


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Great Companies - America/SM/, (the "portfolio", formerly known as WRL Great Companies - America/SM/) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects a full six or twelve month time frame, except the period that includes the inception date of the portfolio which was May 1, 2000.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.


C. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $ 4 is included in interest income.

D. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

E. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

F. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.


                   AEGON/Transamerica Series Fund, Inc. 327

--------------------------------------------------------------------------------
   GREAT COMPANIES - AMERICA/SM /


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                         Advisory Fee Expense Limit
                         ------------ -------------
                            0.80 %       1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Great Companies, L.L.C. ("Great Companies") to provide investment services to the portfolio and compensates Great Companies as described in the Fund's Statement of Additional Information.

AEGON USA is a controlling minority shareholder of Great Companies. Great Companies may be deemed to be an affiliate of the investment advisor.

Great Companies may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Great Companies. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Management or Great Companies during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 1. Invested plan amounts and the total liability for deferred compensation to the Directors under the plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

                   AEGON/Transamerica Series Fund, Inc. 328

--------------------------------------------------------------------------------
   GREAT COMPANIES - AMERICA/SM /


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)
NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 76,202
  U.S. Government................................        0

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............   20,679
  U.S. Government................................        0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001    2000/(1)/
-                                 -------- ------------
Shares issued....................  5,830      7,556
Shares issued - reinvestment of
 dividends and distributions.....      0          0
Shares redeemed..................   (583)      (253)
                                   -----      -----
Net increase (decrease) in shares
 outstanding.....................  5,247      7,303
                                   =====      =====

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions attributed to Great Companies - America/SM/ for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 122,470
                                           =========
Unrealized appreciation................... $   1,297
Unrealized (depreciation).................    (7,071)
                                           ---------
Net unrealized appreciation (depreciation) $  (5,774)
                                           =========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratios of expenses to average net assets equals total expenses less the advisory fee waiver (see Note
2A).

                   AEGON/Transamerica Series Fund, Inc. 329

--------------------------------------------------------------------------------
   GREAT COMPANIES - AMERICA/SM /


   SUPPLEMENTARY INFORMATION

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        94.3 %  2.9 %   2.8 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          94.6 %  1.7 %   3.7 %
Peter R. Brown          94.4 %  1.7 %   3.9 %
Charles C. Harris       94.4 %  1.7 %   3.9 %
Russell A. Kimball, Jr. 94.7 %  1.5 %   3.8 %
Patrick S. Baird        94.6 %  1.6 %   3.8 %
William W. Short, Jr.   94.6 %  1.6 %   3.8 %
Daniel Calabria         94.8 %  1.3 %   3.9 %
Janice B. Case          95.1 %  1.3 %   3.6 %
Leo J. Hill             94.7 %  1.4 %   3.9 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        91.8 %  3.9 %   4.3 %

Proposal 5

To approve a change to the fundamental investment restriction regarding investments in interests in oil, gas or other mineral exploration or development programs:

         FOR   AGAINST ABSTAIN
        95.9 %  0.0 %   4.1 %

                   AEGON/Transamerica Series Fund, Inc. 330

                 [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

Independent Certified Public Accountants:           Custodian:
       PricewaterhouseCoopers LLP         Investors Bank & Trust Company
         400 North Ashley Street               200 Clarendon Street
               Suite 2800                           16th Floor
             Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                            Great Companies, L.L.C.
                              8550 Ulmerton Road
                                Largo, FL 33771

                               AEGON/Transamerica
                                Series Fund, Inc.
                         Formerly, WRL Series Fund, Inc.


                        Great Companies - Technology/SM/
                               Formerly, WRL Great
                           Companies - Technology/SM/


                       Semi-Annual Report | June 30, 2001


                                   August 2001
                                  ACC00001-8/01

GREAT COMPANIES - TECHNOLOGY/SM/

 ...seeks long-term growth of capital.



MARKET ENVIRONMENT

The technology sector struggled across the period and Great Companies - Technology/SM/ languished as well. Eighteen months ago, all was right for technology as Y2K fears and a rush to exploit the Internet by dot-com companies stimulated technology purchases. Many thought technology sales would continue to rise at significant rates forever.

We realize now, of course, technology stocks are not "bullet proof." Indeed, a significant drop in dot-com investing and a severe business slowdown have combined to dramatically cut technology revenues and stock prices. Many tech firms are fervently searching for their true, long-term "run rates" (level of business). This situation has dramatically curtailed investor interest in the tech sector and limited funds from investment bankers that initially drove the Internet investing mania. We believe once the stocks represented in Great Companies - Technology/SM/ find their true run rates, and business growth resumes at the 20 % plus level, stocks in the portfolio will rise.

PERFORMANCE

Unfortunately, the portfolio's performance more than paralleled its benchmark, the NASDAQ Composite Index ("NASDAQ"). For the six months ended June 30, 2001, Great Companies - Technology/SM/ returned (28.49)%. The NASDAQ returned (12.38)%, while the Standard and Poor's 500 Composite Stock Index returned (6.70)%.

STRATEGY REVIEW

The uncertainty of revenue growth has made it difficult to accurately measure intrinsic values of the companies in the portfolio. However, using the most conservative estimates of revenue growth, we find many of the stocks of these companies are trading well below their intrinsic values. Once investors realize technology is an important segment of our economy, and the companies represented in Great Companies - Technology/SM/ once again resume their historic growth patterns, the portfolio's results should improve dramatically.

OUTLOOK

Over the long term, technology will continue to have a huge impact on productivity throughout the world. Once the economy begins growing again, we expect the technology companies to show rapid revenue growth because many companies that have delayed technology purchases will begin spending aggressively on technology. We are confident that over the long term technology stocks will provide solid returns for investors.


/s/ James H. Huguet                                        /s/ Gerald W. Bollman
-------------------                                        ---------------------
JAMES H. HUGUET                                                GERALD W. BOLLMAN

                        Great Companies - Technology/SM/
                               Portfolio Managers



The views expressed in this commentary on Great Companies - Technology/SM/ reflect those of the portfolio managers through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                    AEGON/Transamerica Series Fund, Inc.  334

GREAT COMPANIES - TECHNOLOGY/SM/                          [GREAT COMPANIES LOGO]

Technology will continue to have a large impact on productivity throughout the world.


Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.

Great Companies - Technology/SM/, the NASDAQ Composite Index and the Standard and Poor's 500 Composite Stock Index.


[ ]   Great Companies -
      Technology/SM/           $ 4,820

[ ]   NASDAQ
      Composite Index          $ 5,607

[ ]   S&P 500                  $ 8,547


Portfolio Average Annual Total Return
As of June 30, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years       10 Years        From Inception
--------------------------------------------------------------------------------
 (53.70)%          N/A            N/A             (46.57)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the NASDAQ Composite Index and the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                       Portfolio       NASDAQ        S&P Index
           Inception 5/1/00             $10,000       $10,000         $10,000
           Period Ended 12/31/00        $ 6,740       $ 6,399         $ 9,161
           FPE 06/30/01                 $ 4,820       $ 5,607         $ 8,547

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

Five Largest Holdings (% of Net Assets)
Texas Instruments Incorporated                      7.35 %
EMC Corporation                                     7.31 %
Sun Microsystems, Inc.                              7.23 %
Agilent Technologies, Inc.                          6.77 %
Applied Materials, Inc.                             5.93 %

Five Largest Industries (% of Net Assets)
Computer & Office Equipment                        30.08 %
Electronic Components & Accessories                23.10 %
Computer & Data Processing Services                 9.71 %
Communications Equipment                            8.52 %
Instruments & Related Products                      6.77 %


                                [GRAPHIC MATRIX]

                                Investment Style



Equity Matrix

Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.

Because non-diversified funds invest a substantial proportion of their assets in a limited number of securities within a specific industry, they may suffer greater volatility as a result of an economic, political, or regulatory event than diversified funds would.

Investing in technology stocks generally involves greater volatility and risks so an investment in the portfolio may not be appropriate for everyone.


                    AEGON/Transamerica Series Fund, Inc.  335

--------------------------------------------------------------------------------
   GREAT COMPANIES - TECHNOLOGY/SM /


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)


                                                      Number of Market
                                                       Shares   Value
                                                      --------- -------
        COMMON STOCKS (88.82 %)

           Communications Equipment (8.52 %)

          Corning Incorporated.......................  109,620  $ 1,832
          Motorola, Inc..............................   20,280      336
          Tellabs, Inc. (a) (b)......................   63,300    1,220

           Computer & Data Processing Services (9.71 %)

          Microsoft Corporation (a) (b)..............   26,080    1,893
          Oracle Corporation (a).....................  103,600    1,968

           Computer & Office Equipment (30.08 %)

          Cisco Systems, Inc. (a)....................  127,870    2,327
          Dell Computer Corporation (a)..............   26,960      700
          EMC Corporation (a)........................  100,000    2,905
          Hewlett-Packard Company....................   47,660    1,363
          International Business Machines
           Corporation...............................   15,800    1,785
          Sun Microsystems, Inc. (a).................  182,820    2,874

           Electronic Components & Accessories (23.10 %)

          Altera Corporation (a).....................   20,500      595
          Analog Devices, Inc. (a)...................   28,600    1,237
          Applied Micro Circuits Corporation (a) (b).   17,100      294
          Intel Corporation..........................   57,260    1,675
          Maxim Integrated Products (a)..............   16,900      747
          PMC-Sierra, Inc. (a).......................   15,400      478
          Texas Instruments Incorporated.............   92,700    2,921
          Xilinx, Inc. (a)...........................   30,000    1,237

                                                   Number of  Market
                                                    Shares    Value
                                                   --------- --------
          COMMON STOCKS (continued)

             Finance (4.71 %)

            Nasdaq - 100 shares (a) (b)...........   41,000  $  1,872

             Industrial Machinery & Equipment (5.93 %)

            Applied Materials, Inc. (a)...........   48,000     2,357

             Instruments & Related Products (6.77 %)

            Agilent Technologies, Inc. (a)........   82,874     2,693
                                                             --------
           Total Common Stocks
           (cost: $ 53,516)................................   35,309
                                                             --------
           Total Investment Securities
           (cost: $ 53,516)................................ $ 35,309
                                                             ========

          SUMMARY

            Investments, at market value..........  88.82 %  $ 35,309
            Other assets in excess of liabilities.  11.18 %     4,446
                                                   --------  --------
            Net assets............................ 100.00 %  $ 39,755
                                                   ========  ========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1C). The market value at June 30, 2001 of all securities on loan is $ 4,408.

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 336

--------------------------------------------------------------------------------
   GREAT COMPANIES - TECHNOLOGY/SM /


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost..................... $ 53,516
                                                          ========
  Investments in securities, at market value............. $ 35,309
  Cash...................................................    4,450
  Cash collateral for securities on loan.................    4,427
  Receivables:
   Securities sold.......................................        0
   Interest..............................................       15
   Dividends.............................................        9
   Other.................................................       18
                                                          --------
    Total assets.........................................   44,228
                                                          --------
Liabilities:
  Securities purchased...................................        0
  Accounts payable and accrued liabilities:
   Investment advisory fees..............................       25
   Dividends to shareholders.............................        0
   Deposits for securities on loan.......................    4,427
   Other fees............................................       21
                                                          --------
    Total liabilities....................................    4,473
                                                          --------
      Net assets......................................... $ 39,755
                                                          ========
Net Assets Consists of:
  Capital stock shares authorized........................   50,000
                                                          ========
  Capital stock ($ .01 par value)........................ $     82
  Additional paid-in capital.............................   63,847
  Accumulated undistributed (distributions in
   excess of) net investment income (loss)...............      (52)
  Accumulated undistributed net realized gain (loss) on
   investment securities.................................   (5,915)
  Net unrealized appreciation (depreciation) on
   investment securities.................................  (18,207)
                                                          --------
  Net assets applicable to outstanding shares of capital. $ 39,755
                                                          ========
  Shares outstanding.....................................    8,241
                                                          ========
  Net asset value and offering price per share........... $   4.82
                                                          ========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

Investment Income:
  Interest............................................... $      68
  Dividends..............................................        23
                                                          ---------
    Total investment income..............................        91
                                                          ---------
Expenses:
  Investment advisory fees...............................       116
  Printing and shareholder reports.......................         5
  Custody fees...........................................        16
  Administrative service fees............................         2
  Legal fees.............................................         1
  Auditing and accounting fees...........................         3
  Directors fees.........................................         0
  Registration fees......................................         0
  Other fees.............................................         0
                                                          ---------
    Total expenses.......................................       143
Less:
  Fees paid indirectly...................................         0
                                                          ---------
    Net expenses.........................................       143
                                                          ---------
  Net investment income (loss)...........................       (52)
                                                          ---------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on investment securities......    (3,531)
  Change in unrealized appreciation (depreciation) on
   investment securities.................................    (8,244)
                                                          ---------
  Net gain (loss) on investment securities...............   (11,775)
                                                          ---------
   Net increase (decrease) in net assets resulting from
    operations........................................... $ (11,827)
                                                          =========

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 337

--------------------------------------------------------------------------------
   GREAT COMPANIES - TECHNOLOGY/SM /


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                             June 30,  December 31,
                                                                               2001     2000/(1)/
                                                                             --------  ------------
Operations:
  Net investment income (loss).............................................. $    (52)   $    (21)
  Net realized gain (loss) on investment securities.........................   (3,531)     (2,384)
  Change in unrealized appreciation (depreciation) on investment securities.   (8,244)     (9,963)
                                                                             --------    --------
  Net increase (decrease) in net assets resulting from operations...........  (11,827)    (12,368)
                                                                             --------    --------
Distribution to Shareholders:
  Net investment income.....................................................        0           0
  In excess of net investment income........................................        0           0
  Net realized gains........................................................        0           0
  In excess of net realized gains...........................................        0           0
                                                                             --------    --------
   Total distributions......................................................        0           0
                                                                             --------    --------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares.........................................   36,212      41,624
  Dividends and distributions reinvested....................................        0           0
  Cost of shares redeemed...................................................   (8,789)     (5,097)
                                                                             --------    --------
   Increase (decrease) in net assets from capital share transactions........   27,423      36,527
                                                                             --------    --------
  Net increase (decrease) in net assets.....................................   15,596      24,159

Net Assets:
  Beginning of period.......................................................   24,159           0
                                                                             --------    --------
  End of period............................................................. $ 39,755    $ 24,159
                                                                             ========    ========
  Undistributed (distributions in excess of) net investment income.......... $    (52)   $      0
                                                                             ========    ========

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,   December 31,
                                                                        2001      2000/(1)/
                                                                      ---------  ------------
Net asset value, beginning of period................................. $    6.74   $   10.00
                                                                      ---------   ---------
  Income from operations:
   Net investment income (loss)......................................     (0.01)      (0.01)
   Net realized and unrealized gain (loss) on investments............     (1.91)      (3.25)
                                                                      ---------   ---------
    Net income (loss) from operations................................     (1.92)      (3.26)
                                                                      ---------   ---------
  Distributions:
   Dividends from net investment income..............................      0.00        0.00
   Dividends in excess of net investment income......................      0.00        0.00
   Distributions from net realized gains on investments..............      0.00        0.00
   Distributions in excess of net realized gains on investments......      0.00        0.00
                                                                      ---------   ---------
    Total distributions..............................................      0.00        0.00
                                                                      ---------   ---------
Net asset value, end of period....................................... $    4.82   $    6.74
                                                                      =========   =========
Total return.........................................................  (28.49)%    (32.60)%
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $  39,755   $  24,159
   Ratio of total expenses to average net assets/(6)/................    0.99 %      1.05 %
   Ratio of net expenses to average net assets/(6)/..................    0.99 %      1.00 %
   Ratio of net investment income (loss) to average net assets/(6)/..   (0.36)%     (0.16)%
   Portfolio turnover rate...........................................   18.00 %     48.23 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 338

--------------------------------------------------------------------------------
   GREAT COMPANIES - TECHNOLOGY/SM /


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Great Companies - Technology/SM/, (the "portfolio", formerly known as WRL Great Companies - Technology/SM/) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects a full six or twelve month time frame, except the period that includes the inception date of the portfolio which was May 1, 2000.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $ 1 is included in interest income.

D. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

E. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

F. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management,

                   AEGON/Transamerica Series Fund, Inc. 339

--------------------------------------------------------------------------------
   GREAT COMPANIES - TECHNOLOGY/SM /


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 2--(continued)

Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.80 %       1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Great Companies, L.L.C. ("Great Companies") to provide investment services to the portfolio and compensates Great Companies as described in the Fund's Statement of Additional Information.

AEGON USA is a controlling minority shareholder of Great Companies. Great Companies may be deemed to be an affiliate of the investment advisor.

Great Companies may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Great Companies. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Great Companies during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to the portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 1. Invested plan amounts and the total liability for deferred compensation to the Directors under the plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 30,130
  U.S. Government................................        0

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............    4,736
  U.S. Government................................        0

                   AEGON/Transamerica Series Fund, Inc. 340

--------------------------------------------------------------------------------
   GREAT COMPANIES - TECHNOLOGY/SM /


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:


                                  June 30, December 31,
                                    2001    2000/(1)/
-                                 -------- ------------
Shares issued....................   6,294     4,251
Shares issued - reinvestment of
 dividends and distributions.....       0         0
Shares redeemed..................  (1,637)     (667)
                                   ------     -----
Net increase (decrease) in shares
 outstanding.....................   4,657     3,584
                                   ======     =====

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The net capital loss carryforward noted below as of December 31, 2000 is available to offset future realized capital gains through the period listed. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2000, of $ 1,454 (Post-October Losses Deferred), as having been incurred in the fiscal year ending December 31, 2001.

                      Net Capital Loss
                        Carryforward   Available through
                      ---------------- ------------------
                           $ 204        December 31, 2008

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $  55,207
                                           =========
Unrealized appreciation................... $     368
Unrealized (depreciation).................   (20,266)
                                           ---------
Net unrealized appreciation (depreciation) $ (19,898)
                                           =========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of expenses to average net assets equals total expenses less the advisory fee waiver (see Note
2A).

                   AEGON/Transamerica Series Fund, Inc. 341

--------------------------------------------------------------------------------
   GREAT COMPANIES - TECHNOLOGY/SM /


   SUPPLEMENTARY INFORMATION

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        95.4 %  2.1 %   2.5 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          96.5 %  1.5 %   2.0 %
Peter R. Brown          94.7 %  2.5 %   2.8 %
Charles C. Harris       95.6 %  1.5 %   2.9 %
Russell A. Kimball, Jr. 95.8 %  1.2 %   3.0 %
Patrick S. Baird        95.6 %  1.5 %   2.9 %
William W. Short, Jr.   95.5 %  1.6 %   2.9 %
Daniel Calabria         95.7 %  1.3 %   3.0 %
Janice B. Case          95.7 %  1.3 %   3.0 %
Leo J. Hill             95.4 %  1.6 %   3.0 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        92.0 %  3.2 %   4.8 %

Proposal 5

To approve a change to the fundamental investment restriction regarding investments in interests in oil, gas or other mineral exploration or development programs:

         FOR   AGAINST ABSTAIN
        95.4 %  0.0 %   4.6 %

                   AEGON/Transamerica Series Fund, Inc. 342

                 [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                            Great Companies, L.L.C.
                              8550 Ulmerton Road
                                Largo, FL 33771

                                                       AEGON/Transamerica
                                                        Series Fund, Inc.
                                                 Formerly, WRL Series Fund, Inc.


                                                   Great Companies - Global/2/
                                                       Formerly, WRL Great
                                                      Companies - Global/2/



                                              Semi-Annual Report | June 30, 2001

August 2001
ACC00001-8/01

GREAT COMPANIES - GLOBAL/2/

 ...seeks long-term growth of capital in a manner consistent with preservation of capital.


MARKET ENVIRONMENT

As U.S. equities continue to suffer with an unexpectedly slow economy, we continue to see international markets suffer as well. The world markets have tracked closely with U.S. stocks, and as investors continue to discover new economic connections in this inter-linked world, foreign stocks have suffered more. Further, as overseas central banks have allowed their currencies to depreciate against the U.S. dollar, conditions for stocks have deteriorated. Fortunately, these trends will not continue as counter rallying market and political forces build up to reverse this course.

PERFORMANCE

Since the stocks in Great Companies - Global/2/ represent global companies with at least 30 % of their revenues outside of their home markets, performance reflects the global business environment and not any particular market. For the six months ended June 30, 2001, Great Companies - Global/2/ returned (15.22)%. By comparison, the portfolio's benchmark, the Morgan Stanley Capital International World Index, returned (10.50)% for the same period.

STRATEGY REVIEW

Concentrating on the best companies is the right strategy for the long-term. Outstanding businesses run by the best managers will outpace the overall market as average companies lose their share of the economic pie. We at Great Companies continue to believe that strength will prevail when conditions improve.

OUTLOOK

The continuation of interest rate cuts in the U.S. will ultimately improve the health of the world economy. Further, markets have a steadfast belief that the Federal Reserve Board will accomplish this without risking higher inflation. Therefore, we expect that when the upturn comes, equity markets around the world, specifically stocks of the best companies, will exhibit much improved performance.

/s/ James H. Huguet                                        /s/ Gerald W. Bollman
-------------------                                        ---------------------
JAMES H. HUGUET                                                GERALD W. BOLLMAN
                            Great Companies - Global/2/
                               Portfolio Managers


The views expressed in this commentary on Great Companies - Global/2/ reflect those of the portfolio managers through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                    AEGON/Transamerica Series Fund, Inc.  346

GREAT COMPANIES - GLOBAL/2/                               [GREAT COMPANIES LOGO]

Concentrating on the best companies is the right strategy for the long-term.


Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Great Companies - Global/2/ and the Morgan Stanley Capital International World Index


[ ]  Great Companies -
     Global/2/                  $ 7,240

[ ]  MSCI World                 $ 7,957

Portfolio Average Annual Total Return
As of June 30, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years       10 Years        From Inception
--------------------------------------------------------------------------------
    N/A            N/A            N/A             (27.60)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International World Index (MSCI World) over the same time frame.

                                            Portfolio       MSCI World
                 Inception 9/1/00            $10,000         $10,000
                 Period Ended 12/31/00       $ 8,540         $ 8,891
                 FPE 06/30/01                $ 7,240         $ 7,957


* Inception

Great Companies - Global/2/ commenced operations on 9/1/00. Due to its short term (ten months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
American International Group, Inc.                  4.43 %
Colgate-Palmolive Company                           4.30 %
Medtronic, Inc.                                     4.26 %
Johnson & Johnson                                   4.03 %
Goldman Sachs Group, Inc. (The)                     3.01 %

Five Largest Industries (% of Net Assets)
Pharmaceuticals                                    18.43 %
Commercial Banks                                    8.76 %
Chemicals & Allied Products                         7.24 %
Business Services                                   6.89 %
Computer & Office Equipment                         6.43 %




                                [GRAPHIC MATRIX]

                                Investment Style



Equity Matrix

Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuations, political instability, and different accounting standards.




                    AEGON/Transamerica Series Fund, Inc.  347

--------------------------------------------------------------------------------
   GREAT COMPANIES - GLOBAL  /2/


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                   Number of Market
                                                    Shares   Value
                                                   --------- -------
           COMMON STOCKS (93.33 %)

              Beverages (2.97 %)

             Coca-Cola Company (The)..............   2,225   $   100
             Heineken N.V. - ADR..................   5,712       230

              Business Services (6.89 %)

             Omnicom Group, Inc...................   3,575       307
             Reuters Group PLC - ADR..............   3,025       235
             Vivendi Universal - ADR..............   3,880       225

              Chemicals & Allied Products (7.24 %)

             Colgate-Palmolive Company............   8,125       479
             L'Oreal SA - ADR.....................  17,175       222
             Procter & Gamble Company (The).......   1,650       105

              Commercial Banks (8.76 %)

             Barclays PLC - ADR...................   1,825       229
             Citigroup Inc........................   5,825       308
             Credit Suisse Group - ADR (a)........   5,200       214
             HSBC Holdings PLC - ADR..............   3,750       225

              Communications Equipment (3.41 %)

             Alcatel - ADR........................   4,200        87
             Corning Incorporated.................   4,725        79
             Motorola, Inc........................   3,075        51
             Nokia Oyj - ADR......................   3,750        83
             Nortel Networks Corporation..........   5,775        52
             Tellabs, Inc. (a)....................   1,400        27

              Computer & Data Processing Services (1.99 %)

             Infosys Technologies Limited - ADR...     600        39
             Microsoft Corporation (a)............     650        47
             Oracle Corporation (a)...............   7,100       135

              Computer & Office Equipment (6.43 %)

             Canon Inc. - ADR.....................   5,750       237
             Cisco Systems, Inc. (a)..............   5,850       106
             Dell Computer Corporation (a)........     575        15
             EMC Corporation (a)..................   3,500       102
             Hewlett-Packard Company..............   2,300        66
             International Business Machines
              Corporation.........................     750        85
             Sun Microsystems, Inc. (a)...........   6,700       105

              Electronic & Other Electric Equipment (4.12 %)

             General Electric Company.............   6,050       295
             Samsung Electronics - GDR - 144A (b).   1,050        82
             Sony Corporation - ADR...............   1,225        81

                                                     Number of Market
                                                      Shares   Value
                                                     --------- ------
           COMMON STOCKS (continued)

              Electronic Components & Accessories (3.75 %)

             Altera Corporation (a).................   1,500   $   44
             Analog Devices, Inc. (a)...............   1,100       48
             Applied Micro Circuits Corporation (a).     200        3
             Infineon Technologies AG - ADR.........   3,550       83
             Intel Corporation......................   2,000       59
             Maxim Integrated Products (a)..........     300       13
             PMC-Sierra, Inc. (a)...................     500       16
             Texas Instruments Incorporated.........   3,500      110
             Xilinx, Inc. (a).......................   1,000       41

              Fabricated Metal Products (0.91 %)

             Gillette Company (The).................   3,500      101

              Food & Kindred Products (4.12 %)

             Groupe Danone SA - ADR.................   8,575      235
             Nestle SA - ADR........................   4,200      223

              Industrial Machinery & Equipment (2.25 %)

             Applied Materials, Inc. (a)............   1,875       92
             ASM Lithography Holding NV -
              NY Registered Shares (a)..............   3,425       76
             Siemens AG - ADR.......................   1,325       82

              Instruments & Related Products (0.84 %)

             Agilent Technologies, Inc. (a).........   2,875       93

              Insurance (4.43 %)

             American International Group, Inc......   5,725      493

              Life Insurance (4.17 %)

             Axa - ADR..............................   7,950      224
             ING Groep NV - ADR.....................   3,650      240

              Medical Instruments & Supplies (4.26 %)

             Medtronic, Inc.........................  10,300      474

              Motion Pictures (2.00 %)

             News Corporation Limited (The) - ADR...   6,000      223

              Pharmaceuticals (18.43 %)

             American Home Products Corporation.....   2,400      140
             AstraZeneca Group PLC - ADR............   4,575      214
             Bristol-Myers Squibb Co................   5,350      280
             GlaxoSmithKline PLC - ADR..............   4,100      230
             Johnson & Johnson......................   8,950      448
             Merck & Co., Inc.......................   4,450      284
             Pfizer Inc.............................   7,000      280
             Schering-Plough Corporation............   4,850      176

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 348

--------------------------------------------------------------------------------
   GREAT COMPANIES - GLOBAL  /2/


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                   Number of  Market
                                                    Shares    Value
                                                   --------- --------
          COMMON STOCKS (continued)

             Security & Commodity Brokers (5.72 %)

            Goldman Sachs Group, Inc. (The).......   3,900   $    335
            Merrill Lynch & Co., Inc..............   5,075        301

             Telecommunications (0.64 %)

           Telefonaktiebolaget LM Ericsson - ADR..  13,050         71
                                                              -------
           Total Common Stocks
           (cost: $ 11,446).................................   10,385
                                                              -------
           Total Investment Securities
           (cost: $ 11,446)................................. $ 10,385
                                                             ========


           SUMMARY:

             Investments, at market value..........  93.33 % $ 10,385
             Other assets in excess of liabilities.   6.67 %      742
                                                    -------- --------
             Net assets............................ 100.00 % $ 11,127
                                                    ======== ========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

DEFINITIONS

ADR American Depositary Receipt
GDR Global Depositary Receipt


See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 349

--------------------------------------------------------------------------------
   GREAT COMPANIES - GLOBAL  /2/


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost..................... $ 11,446
                                                          ========
  Investments in securities, at market value............. $ 10,385
  Cash...................................................      923
  Receivables:
   Securities sold.......................................        0
   Interest..............................................        2
   Dividends.............................................        6
   Dividend reclaims receivable..........................        1
   Other.................................................        0
                                                          --------
    Total assets.........................................   11,317
                                                          --------
Liabilities:
  Securities purchased...................................      181
  Accounts payable and accrued liabilities:
   Investment advisory fees..............................        7
   Dividends to shareholders.............................        0
   Other fees............................................        2
                                                          --------
    Total liabilities....................................      190
                                                          --------
      Net assets......................................... $ 11,127
                                                          ========
Net Assets Consists of:
  Capital stock shares authorized........................   50,000
                                                          ========
  Capital stock ($ .01 par value)........................ $     15
  Additional paid-in capital.............................   12,398
  Accumulated undistributed (distributions in excess of)
   net investment income (loss)..........................       19
  Accumulated undistributed net realized gain (loss) on
   investment securities.................................     (244)
  Net unrealized appreciation (depreciation) on
   investment securities.................................   (1,061)
                                                          --------
  Net assets applicable to outstanding shares of capital. $ 11,127
                                                          ========
  Shares outstanding.....................................    1,538
                                                          ========
  Net asset value and offering price per share........... $   7.24
                                                          ========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

Investment Income:
  Interest................................................. $     18
  Dividends................................................       34
  Foreign tax withheld.....................................       (2)
                                                            --------
    Total investment income................................       50
                                                            --------
Expenses:
  Investment advisory fees.................................       28
  Printing and shareholder reports.........................        2
  Custody fees.............................................       28
  Administrative service fees..............................        1
  Legal fees...............................................        0
  Auditing and accounting fees.............................        3
  Directors fees...........................................        0
  Registration fees........................................        0
  Other fees...............................................        0
                                                            --------
    Total expenses.........................................       62
Less:
  Advisory fee waiver......................................       27
  Fees paid indirectly.....................................        0
                                                            --------
    Net expenses...........................................       35
                                                            --------
  Net investment income (loss).............................       15
                                                            --------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on investment securities........     (224)
  Change in unrealized appreciation (depreciation) on
   investment securities...................................     (854)
                                                            --------
  Net gain (loss) on investment securities.................   (1,078)
                                                            --------
    Net increase (decrease) in net assets resulting from
     operations............................................ $ (1,063)
                                                            ========

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 350

--------------------------------------------------------------------------------
   GREAT COMPANIES - GLOBAL  /2/


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                              June 30,   December 31,
                                                                                2001      2000/(1)/
                                                                             ----------  ------------
Operations:
  Net investment income (loss).............................................. $       15   $        4
  Net realized gain (loss) on investment securities.........................       (224)         (20)
  Change in unrealized appreciation (depreciation) on investment securities.       (854)        (207)
                                                                             ----------   ----------
  Net increase (decrease) in net assets resulting from operations...........     (1,063)        (223)
                                                                             ----------   ----------
Distribution to Shareholders:
  Net investment income.....................................................          0            0
  In excess of net investment income........................................          0            0
  Net realized gains........................................................          0            0
  In excess of net realized gains...........................................          0            0
                                                                             ----------   ----------
   Total distributions......................................................          0            0
                                                                             ----------   ----------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares.........................................      9,878        5,462
  Dividends and distributions reinvested....................................          0            0
  Cost of shares redeemed...................................................     (2,745)        (182)
                                                                             ----------   ----------
   Increase (decrease) in net assets from capital share transactions........      7,133        5,280
                                                                             ----------   ----------
  Net increase (decrease) in net assets.....................................      6,070        5,057

Net Assets:
  Beginning of period.......................................................      5,057            0
                                                                             ----------   ----------
  End of period............................................................. $   11,127   $    5,057
                                                                             ==========   ==========
  Undistributed (distributions in excess of) net investment income.......... $       19   $        4
                                                                             ==========   ==========

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                              June 30,   December 31,
                                                                                2001      2000/(1)/
                                                                             ----------  ------------
Net asset value, beginning of period........................................ $     8.54   $    10.00
                                                                             ----------   ----------
  Income from operations:
   Net investment income (loss).............................................       0.02         0.02
   Net realized and unrealized gain (loss) on investments...................      (1.32)       (1.48)
                                                                             ----------   ----------
    Net income (loss) from operations.......................................      (1.30)       (1.46)
                                                                             ----------   ----------
  Distributions:............................................................
  Dividends from net investment income......................................       0.00         0.00
  Dividends in excess of net investment income..............................       0.00         0.00
  Distributions from net realized gains on investments......................       0.00         0.00
  Distributions in excess of net realized gains on investments..............       0.00         0.00
                                                                             ----------   ----------
    Total distributions.....................................................       0.00         0.00
                                                                             ----------   ----------
  Net asset value, end of period............................................ $     7.24   $     8.54
                                                                             ==========   ==========
Total return................................................................   (15.22)%     (14.60)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)................................ $   11,127   $    5,057
   Ratio of total expenses to average net assets/(6)/.......................     1.75 %       3.93 %
   Ratio of net expenses to average net assets/(6)/.........................     1.00 %       1.00 %
   Ratio of net investment income (loss) to average net assets/(6)/.........     0.43 %       0.53 %
   Portfolio turnover rate..................................................    31.29 %       6.49 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 351

--------------------------------------------------------------------------------
   GREAT COMPANIES - GLOBAL  /2/


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Great Companies - Global/2/, (the "portfolio", formerly known as WRL Great Companies - Global/2/) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects a full six or twelve month time frame, except the period that includes the inception date of the portfolio which was September 1, 2000.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

D. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

E. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the

                   AEGON/Transamerica Series Fund, Inc. 352

--------------------------------------------------------------------------------
   GREAT COMPANIES - GLOBAL  /2/


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 2--(continued)

portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.80 %       1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Great Companies, L.L.C. ("Great Companies") to provide investment services to the portfolio and compensates Great Companies as described in the Fund's Statement of Additional Information.

AEGON USA is a controlling minority shareholder of Great Companies. Great Companies may be deemed to be an affiliate of the investment advisor.

Great Companies may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Great Companies. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Great Companies during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a portfolio's shares, amounts equal to actual expenses associated with distributing such portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, there was no allocation of the market value of invested plan amounts to the portfolio.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 8,911
  U.S. Government................................       0

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............   1,976
  U.S. Government................................       0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001    2000/(1)/
                                  -------- ------------
Shares issued....................  1,282        613
Shares issued - reinvestment of
 dividends and distributions.....      0          0
Shares redeemed..................   (336)       (21)
                                   -----      -----
Net increase (decrease) in shares
 outstanding.....................    946        592
                                   =====      =====

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions/ /for accounting purposes are also attributed to the portfolio for federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated

                   AEGON/Transamerica Series Fund, Inc. 353

--------------------------------------------------------------------------------
   GREAT COMPANIES - GLOBAL  /2/


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 5--(continued)

investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The net capital loss carryforward noted below as of December 31, 2000, is available to offset future realized capital gains through the period listed. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2000, of $ 16 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2001.

                       Net Capital Loss
                         Carryforward   Available through
                       ---------------- -----------------
                             $ 72       December 31, 2008

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 11,661
                                           ========
Unrealized appreciation................... $    111
Unrealized (depreciation).................   (1,387)
                                           --------
Net unrealized appreciation (depreciation) $ (1,276)
                                           ========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A).

                   AEGON/Transamerica Series Fund, Inc. 354

--------------------------------------------------------------------------------
   GREAT COMPANIES - GLOBAL/2   /


   SUPPLEMENTARY INFORMATION

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        86.0 %  2.0 %  12.0 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          91.0 %  2.1 %   6.9 %
Peter R. Brown          92.1 %  1.0 %   6.9 %
Charles C. Harris       92.1 %  1.0 %   6.9 %
Russell A. Kimball, Jr. 92.1 %  1.0 %   6.9 %
Patrick S. Baird        91.0 %  2.1 %   6.9 %
William W. Short, Jr.   91.0 %  2.1 %   6.9 %
Daniel Calabria         92.1 %  1.0 %   6.9 %
Janice B. Case          92.1 %  1.0 %   6.9 %
Leo J. Hill             91.0 %  2.1 %   6.9 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        86.9 %  1.0 %  12.1 %

Proposal 5

To approve a change to the fundamental investment restriction regarding portfolio diversification:

   FOR   AGAINST ABSTAIN
  87.8 %  0.9 %  11.3 %

                   AEGON/Transamerica Series Fund, Inc. 355

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                            Great Companies, L.L.C.
                              8850 Ulmerton Road
                                Largo, FL 33771

                               AEGON/Transamerica
                                Series Fund, Inc.
                         Formerly, WRL Series Fund, Inc.


                              Gabelli Global Growth
                       Formerly, WRL Gabelli Global Growth


                       Semi-Annual Report | June 30, 2001


                                   August 2001
                                  ACC00001-8/01

GABELLI GLOBAL GROWTH

 ...seeks appreciation of capital.


MARKET ENVIRONMENT

The U.S. economy continued to sag this period in spite of six Federal Reserve Board ("Fed") interest rate cuts. It would appear, though, the stock market has already begun anticipating an economic recovery. The April/early May rally demonstrated that investors were at least temporarily willing to look past poor short-term earnings prospects to better times in 2002. Unfortunately, when confronted with second quarter earnings "confessions" and warnings that profits were not likely to improve in the third quarter, investors abandoned the "long view" and once again focused on the short-term earnings negatives. We may see this pattern hold for the balance of the year, as market rallies are cut short by bad earnings news. So, we think it will be difficult for the broad market indexes to make much progress this year. However, once we get past the tax-loss selling season and into more favorable first and second quarter 2002 earnings comparisons, stocks should trend higher.

PERFORMANCE

For the six months ended June 30, 2001, Gabelli Global Growth returned (5.05)%. By comparison, the portfolio's benchmark, the Morgan Stanley Capital International World Free Index returned (10.50)%.

STRATEGY REVIEW

Gabelli Global Growth attempts to take advantage of exceptional investment opportunities around the world. We strive to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, we look for solid franchises, ideally with unique copyrights that can add to overall value creation. And lastly, we seek a catalyst to unlock the underlying value of our investments.

A good example of a stock that meets our criteria would be Aventis SA ("Aventis"), a world leader in pharmaceuticals and agriculture. The company is dedicated to improving life through the discovery and development of innovative products. In 2000, Aventis generated group sales of 22.3 billion French francs and employed around 92,500 people in its pharmaceutical and agricultural businesses. Aventis announced in November 2000 that it intends to focus on pharmaceuticals and plans to divest its activities in agriculture. Aventis was launched in December 1999 through the merger of Hoechst AG of Germany and Rhone-Poulenc SA of France.

Finmeccanica SpA ("Finmeccanica") is another good example. The company is Italy's second largest industrial manufacturer and one of the leading technology companies with operations in defense, aeronautics, transportation, helicopters, energy, space, and information and communications technology. The company's strategy is to implement joint ventures in the aerospace and defense sectors; develop offerings in information technology, telecommunications, and Internet industries; and continue restructuring the transportation and energy segments. Finmeccanica holds a 22 % stake in STMicroelectronics NV which designs and manufactures semiconductor integrated circuits and discrete devices for microelectronics used in such items as automotive products, industrial automation and control products, consumer products, and telecommunication systems.

OUTLOOK

The $ 300 to $ 600 federal income tax rebate many Americans will be receiving in August/September should provide a modest boost for the economy by putting consumers in a better mood to spark a consumer led economic recovery beginning in the fourth quarter. We also believe excess inventory in non-technology businesses will have largely worked through the system at that point. The economy, we think, should bounce back in early 2002 and relatively easy earnings comparisons should help the market trend higher. In the interim, we remain focused on those industry groups and individual companies representing long-term value.


/s/ Marc J. Gabelli
-------------------
MARC J. GABELLI

Gabelli Global Growth
Portfolio Manager


The views expressed in this commentary on Gabelli Global Growth reflect those of the portfolio manager through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                    AEGON/Transamerica Series Fund, Inc.  358

GABELLI GLOBAL GROWTH                                             [GABELLI LOGO]

We think it will be difficult for the broad market indexes to make much progress this year.



Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Gabelli Global Growth and Morgan Stanley Capital International World Free Index.



[ ]   Gabelli Global Growth    $ 8,640
[ ]   MSCI World Free          $ 7,957


Portfolio Average Annual Total Return
As of June 30, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years       10 Years        From Inception
--------------------------------------------------------------------------------
    N/A            N/A            N/A             (13.60)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International World Free Index (MSCI World Free) over the same time frame.

                                                                MSCI
                                             Portfolio       World Free
                 Inception 9/1/00             $10,000          $10,000
                 Period Ended 12/31/00        $ 9,100          $ 8,891
                 FPE 06/30/01                 $ 8,640          $ 7,957

* Inception

Gabelli Global Growth commenced operations on 9/1/00. Due to its short term (ten months) performance history, no indication of fluctuation is illustrated. In the future, longer time periods will indicate market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
Finmeccanica SpA                                    2.12 %
Aventis SA                                          1.94 %
KDDI Corporation                                    1.55 %
Merrill Lynch & Co., Inc.                           1.44 %
Reuters Group PLC                                   1.41 %

Five Largest Industries (% of Net Assets)
Telecommunications                                 14.14 %
Security & Commodity Brokers                        4.83 %
Radio & Television Broadcasting                     4.02 %
Communications Equipment                            2.57 %
Aerospace                                           2.48 %


                                [GRAPHIC MATRIX]

                                Investment Style

Equity Matrix

Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuations, political instability, and different accounting standards.



                    AEGON/Transamerica Series Fund, Inc.  359

--------------------------------------------------------------------------------
   GABELLI GLOBAL GROWTH


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)


                                                        Number of Market
                                                         Shares   Value
                                                        --------- -------
       COMMON STOCKS (52.53 %)

          Aerospace (2.48 %)

         BAE Systems PLC...............................    23,000 $   110
         Finmeccanica SpA (a).......................... 1,242,000   1,135
         Lockheed Martin Corporation...................     2,200      82

          Apparel & Accessory Stores (0.49 %)

         Ross Stores, Inc. (b).........................    11,000     263

          Automotive (1.09 %)

         Delphi Automotive Systems Corporation.........    12,300     196
         Pininfarina SpA...............................     6,500     148
         Toyoda Automatic Loom Works, Ltd. (b).........    11,500     237

          Beverages (0.23 %)

         Coca-Cola Femsa SA - ADR......................     1,500      37
         Pepsi Bottling Group, Inc. (The)..............     2,100      84

          Business Services (1.45 %)

         Clear Channel Communications, Inc. (a)........     8,100     508
         Vivendi Universal.............................     4,600     268

          Chemicals & Allied Products (1.94 %)

         Aventis SA....................................    13,000   1,039

          Commercial Banks (1.22 %)

         Banca Intesa SpA..............................    26,000      92
         Grupo Financiero BBVA Bancomer,
          SA de CV - ADR (a) (b).......................     3,000      59
         HSBC Holdings PLC.............................    13,312     158
         State Street Corporation......................     7,000     346

          Communication (2.17 %)

         AT&T Corp. - Liberty Media
          Group - Class A (a)..........................    17,000     297
         Cablevision Systems Corporation - Class A (a).     1,500      88
         Cablevision Systems Corporation -
          Rainbow Media Group (a)......................       750      19
         CANAL +.......................................       600       2
         United Pan-Europe
          Communications NV (a)........................    22,000      56
         UnitedGlobalCom, Inc. - Class A (a) (b).......    22,500     195
         Viacom, Inc. - Class A (a)....................     9,500     504

          Communications Equipment (2.57 %)

         Ciena Corporation (a).........................     3,400     129
         Corning Incorporated..........................    27,000     451
         L-3 Communications Holdings, Inc. (a).........     5,500     420
         Lucent Technologies Inc.......................    34,000     211
         Motorola, Inc.................................     6,000      99
         Nortel Networks Corporation (b)...............     7,000      64

                                                   Number of Market
                                                    Shares   Value
                                                   --------- -------
           COMMON STOCKS (continued)

              Computer & Data Processing Services (2.14 %)

             AOL Time Warner Inc. (a).............   5,500   $   292
             Electronic Arts Inc. (a) (b).........   3,700       214
             Microsoft Corporation (a)............   2,780       202
             Ticketmaster Online - Citysearch,
              Inc. - Class B (a)..................  29,300       434

              Computer & Office Equipment (0.20 %)

             Fujitsu Limited......................  10,000       105

              Electric Services (0.12 %)

             Scottish and Southern Energy PLC.....   7,000        66

              Electronic & Other Electric Equipment (1.94 %)

             Koninklijke Philips Electronics NV -
              NY Registered Shares................   1,200        32
             Kyocera Corporation..................     900        79
             Kyocera Corporation - ADR............   1,860       166
             Samsung Electronics - GDR - 144A (c).   2,575       201
             Sony Corporation.....................   6,000       395
             Sony Corporation - ADR...............   2,500       165

              Electronic Components & Accessories (1.35 %)

             Egide (a)............................     106        10
             JDS Uniphase Corporation (a).........  10,000       128
             Rohm Company, Ltd....................     700       109
             Smiths Group PLC.....................  41,000       476

              Environmental Services (0.21 %)

             Allied Waste Industries, Inc. (a)....   6,050       113

              Food Stores (0.25 %)

             Centros Comerciales Carrefour SA.....  10,000       134

              Holding & Other Investment Offices (0.94 %)

             Groupe Bruxelles Lambert SA..........   9,000       505

              Industrial Machinery & Equipment (0.82 %)

             Tyco International Ltd...............   8,000       436

              Instruments & Related Products (1.13 %)

             Swatch Group AG (The) - Class B (a)..     600       602

              Insurance (0.26 %)

             Muenchener Rueckversicherungs -
              Gesellschaft AG.....................     500       140

              Machinery, Equipment & Supplies (0.28 %)

             THK Co., Ltd.........................   8,000       151

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 360

--------------------------------------------------------------------------------
   GABELLI GLOBAL GROWTH


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                        Number of Market
                                                         Shares   Value
                                                        --------- -------
       COMMON STOCKS (continued)

          Metal Mining (1.00 %)

         Harmony Gold Mining Company Limited...........   18,500  $   108
         Rio Tinto PLC - Registered Shares.............   24,000      426

          Oil & Gas Extraction (0.58 %)

         Anadarko Petroleum Corporation................      500       27
         ENI - Ente Nazionale Idrocarburi (b)..........   21,000      257
         Total Fina Elf SA.............................      200       28

          Paper & Allied Products (0.07 %)

         Kimberly-Clark Corporation....................      700       39

          Personal Services (0.42 %)

         Cendant Corp. (a).............................   11,500      224

          Petroleum Refining (0.12 %)

         BP Amoco PLC..................................    3,500       29
         Murphy Oil Corporation........................      500       37

          Pharmaceuticals (2.13 %)

         Fujisawa Pharmaceutical Company Limited.......    6,200      140
         Novartis AG...................................    6,000      217
         Roche Holdings AG.............................    7,000      505
         Takeda Chemical Industries, Ltd...............    6,000      279

          Primary Metal Industries (0.79 %)

         Companhia Siderurgica Nacional
          SA - ADR.....................................    1,200       22
         Furukawa Electric Co., Ltd. (The).............   21,200      169
         Pohang Iron & Steel Co., Ltd. - ADR...........   10,100      199
         Tubos de Acero de Mexico SA - ADR.............    2,800       35

          Radio & Television Broadcasting (4.02 %)

         Grupo Televisa SA de CV - ADR (a).............   10,000      400
         Mediaset SpA..................................   20,000      170
         Nippon Broadcasting System, Incorporated......   17,000      600
         Paxson Communications Corporation (a).........    4,400       59
         RTL Group SA..................................    2,300      140
         USA Networks, Inc. (a)........................   11,500      324
         Young Broadcasting Inc. (a)...................   13,500      453

          Retail Trade (0.85 %)

         Marks & Spencer PLC...........................  110,000      405
         ValueVision International, Inc. - Class A (a).    2,400       52

          Security & Commodity Brokers (4.83 %)

         Lehman Brothers Holdings Inc..................    9,500      739
         Merrill Lynch & Co., Inc......................   13,000      770
         Nikko Securities Co., Ltd. (The)..............   39,000      313
         Reuters Group PLC.............................   58,000      753

                                                     Number of  Market
                                                      Shares    Value
                                                     --------- --------
        COMMON STOCKS (continued)

           Telecommunications (14.14 %)

          ALLTEL Corporation........................    9,500  $    582
          AT&T Corp.................................    5,500       121
          BellSouth Corporation.....................    2,100        85
          British Telecommunications PLC............   19,000       119
          Cable & Wireless PLC......................   50,000       294
          Cable & Wireless PLC - ADR................    1,150        21
          Centennial Communications Corp. (a).......    5,600        74
          Deutsche Telekom AG.......................   13,000       294
          Elisa Communications Corporation -
           Class A..................................   18,000       294
          Embratel Participacoes SA - ADR...........    4,200        31
          KDDI Corporation..........................      178       831
          McLeodUSA Incorporated - Class A (a)......   20,000        92
          Nextel Communications, Inc. -
           Class A (a) (b)..........................   17,950       314
          NTT DoCoMo, Inc...........................        8       139
          Olivetti SpA..............................  158,000       281
          Orange SA (a).............................   37,000       301
          Rural Cellular Corporation - Class A (a)..   15,600       707
          SBC Communications Inc....................    1,200        48
          Sonera Oyj................................   70,000       546
          Sprint Corporation
           (PCS Group) (a) (b)......................   20,250       489
          Tele Norte Celular Participacoes SA - ADR.    7,100       192
          Telemig Celular Participacoes SA - ADR....    6,700       277
          Telephone and Data Systems, Inc...........    4,700       511
          Telesp Celular Participacoes SA - ADR (b).    7,200       109
          Verizon Communications, Inc...............      800        43
          Vodafone Group PLC - ADR (b)..............   18,000       402
          WorldCom, Inc. - MCI Group (a)............      920        15
          WorldCom, Inc. - WorldCom Group (a).......   23,000       344

           U.S. Government Agencies (0.30 %)

          Freddie Mac...............................    2,300       161
                                                               --------
          Total Common Stocks
          (cost: $ 30,737)..................................     28,088
                                                               --------

                                                     Principal  Market
                                                      Amount    Value
                                                     --------- --------
        SHORT-TERM U.S. GOVERNMENT
         OBLIGATIONS (18.83 %)

          U.S. Treasury Bill
           3.64 %, due 07/19/2001................... $ 10,088  $ 10,070
                                                               --------
         Total Short-Term U.S. Government
          Obligations
         (cost: $ 10,070)....................................    10,070
                                                               --------
         Total Investment Securities
         (cost: $ 40,807)....................................  $ 38,158
                                                               ========


See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 361

--------------------------------------------------------------------------------
   GABELLI GLOBAL GROWTH


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

          SUMMARY:

            Investments, at market value..........   71.36 %  $ 38,158
            Other assets in excess of liabilities.   28.64 %    15,317
                                                    --------  --------
            Net assets............................  100.00 %  $ 53,475
                                                    ========  ========

                                                               Market
                                                   Percentage  Value
                                                   ---------- --------
          INVESTMENTS BY COUNTRY:

            Belgium...............................    1.32 %  $    505
            Finland...............................    2.20 %       841
            France................................    4.32 %     1,648
            Germany...............................    1.14 %       434
            Italy.................................    5.46 %     2,084
            Japan.................................    9.30 %     3,547
            Luxembourg............................    0.37 %       140
            Netherlands...........................    0.15 %        56
            South Africa..........................    0.28 %       108
            Spain.................................    0.35 %       134
            Switzerland...........................    3.47 %     1,324
            United Kingdom........................    7.43 %     2,835
            United States.........................   64.21 %    24,502
                                                    --------  --------
             Investments, at market value.........  100.00 %  $ 38,158
                                                    ========  ========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)At June 30, 2001, all or a portion of this security is on loan (see Note
   1E). The market value at June 30, 2001 of all securities on loan is $ 2,467.
(c)Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

DEFINITIONS

ADR American Depositary Receipt
GDR Global Depositary Receipt


See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 362

--------------------------------------------------------------------------------
   GABELLI GLOBAL GROWTH


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

     Assets:
       Investments in securities, at cost....................... $ 40,807
                                                                 ========
       Foreign cash, at cost.................................... $      3
                                                                 ========
       Investments in securities, at market value............... $ 38,158
       Cash.....................................................   15,296
       Foreign cash.............................................        3
       Cash collateral for securities on loan...................    2,519
       Receivables:
        Securities sold.........................................        0
        Interest................................................       30
        Dividends...............................................       33
        Dividend reclaims receivable............................        5
        Foreign currency contracts..............................        0
        Other...................................................        4
                                                                 --------
         Total assets...........................................   56,048
                                                                 --------
     Liabilities:
       Securities purchased.....................................        0
       Accounts payable and accrued liabilities:
        Investment advisory fees................................       42
        Dividends to shareholders...............................        0
        Deposits for securities on loan.........................    2,519
        Foreign currency contracts..............................        0
        Other fees..............................................       12
                                                                 --------
         Total liabilities......................................    2,573
                                                                 --------
           Net assets........................................... $ 53,475
                                                                 ========
     Net Assets Consists of:
       Capital stock shares authorized..........................   50,000
                                                                 ========
       Capital stock ($ .01 par value).......................... $     62
       Additional paid-in capital...............................   56,156
       Accumulated undistributed (distributions in excess of)
        net investment income (loss)............................      315
       Accumulated undistributed net realized gain (loss) on
        investment securities and foreign currency transactions.     (409)
       Net unrealized appreciation (depreciation) on:
        Investment securities...................................   (2,649)
        Foreign currency transactions...........................        0
                                                                 --------
       Net assets applicable to outstanding shares of capital... $ 53,475
                                                                 ========
       Shares outstanding.......................................    6,187
                                                                 ========
       Net asset value and offering price per share............. $   8.64
                                                                 ========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

     Investment Income:
       Interest................................................. $    334
       Dividends................................................      122
       Foreign tax withheld.....................................      (10)
                                                                 --------
         Total investment income................................      446
                                                                 --------
     Expenses:
       Investment advisory fees.................................      160
       Printing and shareholder reports.........................        7
       Custody fees.............................................       27
       Administrative service fees..............................        2
       Legal fees...............................................        1
       Auditing and accounting fees.............................        3
       Directors fees...........................................        1
       Registration fees........................................        0
       Other fees...............................................        1
                                                                 --------
         Total expenses.........................................      202
                                                                 --------
     Less:
       Advisory fee waiver......................................       10
       Fees paid indirectly.....................................        0
                                                                 --------
         Net expenses...........................................      192
                                                                 --------
       Net investment income (loss).............................      254
                                                                 --------
     Realized and Unrealized Gain (Loss):
       Net realized gain (loss) on:
        Investment securities...................................     (307)
        Foreign currency transactions...........................       18
                                                                 --------
         Total net realized gain (loss).........................     (289)
                                                                 --------
       Change in unrealized appreciation (depreciation) on:
        Investment securities...................................   (2,200)
        Foreign currency transactions...........................        2
                                                                 --------
         Total change in unrealized appreciation
          (depreciation)........................................   (2,198)
                                                                 --------
       Net gain (loss) on investment securities,
        and foreign currency transactions.......................   (2,487)
                                                                 --------
         Net increase (decrease) in net assets resulting from
          operations............................................ $ (2,233)
                                                                 ========


The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 363

--------------------------------------------------------------------------------
   GABELLI GLOBAL GROWTH


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                                                           June 30,   December 31,
                                                                                                            2001      2000/(1)/
                                                                                                          --------   ------------
Operations:
  Net investment income (loss)........................................................................... $    254     $     61
  Net realized gain (loss) on investment securities and foreign currency transactions....................     (289)        (120)
  Change in unrealized appreciation (depreciation) on investment securities and
   foreign currency transactions.........................................................................   (2,198)        (451)
                                                                                                          --------     --------
  Net increase (decrease) in net assets resulting from operations........................................   (2,233)        (510)
                                                                                                          --------     --------
Distribution to Shareholders:
  Net investment income..................................................................................        0            0
  In excess of net investment income.....................................................................        0            0
  Net realized gains.....................................................................................        0            0
  In excess of net realized gains........................................................................        0            0
                                                                                                          --------     --------
   Total distributions...................................................................................        0            0
                                                                                                          --------     --------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares......................................................................   60,602       16,001
  Dividends and distributions reinvested.................................................................        0            0
  Cost of shares redeemed................................................................................  (18,445)      (1,940)
                                                                                                          --------     --------
   Increase (decrease) in net assets from capital share transactions.....................................   42,157       14,061
                                                                                                          --------     --------
  Net increase (decrease) in net assets..................................................................   39,924       13,551

Net Assets:
  Beginning of period....................................................................................   13,551            0
                                                                                                          --------     --------
  End of period.......................................................................................... $ 53,475     $ 13,551
                                                                                                          ========     ========
  Undistributed (distributions in excess of) net investment income....................................... $    315     $     61
                                                                                                          ========     ========

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                                                           June 30,   December 31,
                                                                                                             2001      2000/(1)/
                                                                                                          --------   ------------
Net asset value, beginning of period..................................................................... $   9.10     $  10.00
                                                                                                          --------     --------
  Income from operations:
   Net investment income (loss)..........................................................................     0.07         0.10
   Net realized and unrealized gain (loss) on investments................................................    (0.53)       (1.00)
                                                                                                          --------     --------
    Net income (loss) from operations....................................................................    (0.46)       (0.90)
                                                                                                          --------     --------
  Distributions:
   Dividends from net investment income..................................................................     0.00         0.00
   Dividends in excess of net investment income..........................................................     0.00         0.00
   Distributions from net realized gains on investments..................................................     0.00         0.00
   Distributions in excess of net realized gains on investments..........................................     0.00         0.00
                                                                                                          --------     --------
    Total distributions..................................................................................     0.00         0.00
                                                                                                          --------     --------
Net asset value, end of period........................................................................... $   8.64     $   9.10
                                                                                                          ========     ========
Total return.............................................................................................  (5.05)%      (9.00)%
Ratios and supplemental data:
   Net assets at end of period (in thousands)............................................................ $ 53,475     $ 13,551
   Ratio of total expenses to average net assets/(6)/....................................................   1.26 %       1.99 %
   Ratio of net expenses to average net assets/(6)/......................................................   1.20 %       1.20 %
   Ratio of net investment income (loss) to average net assets/(6)/......................................   1.59 %       3.32 %
   Portfolio turnover rate...............................................................................  15.12 %       5.62 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 364

--------------------------------------------------------------------------------
   GABELLI GLOBAL GROWTH


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)




NOTE 1--ORGANIZATION AND SIGNIFICANT
       ACCOUNTING POLICIES

Gabelli Global Growth, (the "portfolio", formerly known as WRL Gabelli Global Growth) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects a full six or twelve month time frame, except the period that includes the inception date of the portfolio which was September 1, 2000.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

D. Forward Foreign Currency Contracts

The portfolio is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counterparties to meet the terms of their contracts. There were no outstanding forward foreign currency contracts at June 30, 2001.

E. Securities Lending

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value.


                   AEGON/Transamerica Series Fund, Inc. 365

--------------------------------------------------------------------------------
   GABELLI GLOBAL GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--(continued)

F. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

G. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

H. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2--INVESTMENT ADVISORY AND
       TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.


                           Advisory Fee Expense Limit
                           ------------ -------------
                              1.00 %       1.20 %

AEGON/Transamerica Advisers receives compensation for its services at 1.00 % of the first $ 500 million of the portfolio's average daily net assets; .90 % of assets over $ 500 million up to $ 1 billion; and .80 % of assets in excess of $ 1 billion.

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Gabelli Asset Management Company ("Gabelli") to provide investment services to the portfolio and compensates Gabelli as described in the Fund's Statement of Additional Information.

Gabelli may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Gabelli. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Gabelli during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.


                   AEGON/Transamerica Series Fund, Inc. 366

--------------------------------------------------------------------------------
   GABELLI GLOBAL GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)




NOTE 2--(continued)

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the portfolio was $ 1. Invested plan amounts and the total liability for deferred compensation to the Directors under the plan at June 30, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 26,787
  U.S. Government................................   49,738
Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............    2,512
  U.S. Government................................   47,972

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30, December 31,
                                    2001    2000/(1)/
-                                 -------- ------------
Shares issued....................   6,799      1,695
Shares issued - reinvestment of
 dividends and distributions.....       0          0
Shares redeemed..................  (2,100)      (207)
                                   ------     ------
Net increase (decrease) in shares
 outstanding.....................   4,699      1,488
                                   ======     ======

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2000, of $ 120 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2001.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 41,028
                                           ========
Unrealized appreciation................... $  1,391
Unrealized (depreciation).................   (4,261)
                                           --------
Net unrealized appreciation (depreciation) $ (2,870)
                                           ========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A).

                   AEGON/Transamerica Series Fund, Inc. 367

--------------------------------------------------------------------------------
   GABELLI GLOBAL GROWTH


   SUPPLEMENTARY INFORMATION

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

         FOR   AGAINST ABSTAIN
        89.1 %  3.4 %   7.5 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                         FOR   AGAINST ABSTAIN
John R. Kenney          93.0 %  2.3 %.  4.7 %.
Peter R. Brown          91.8 %  2.2 %.  6.0 %.
Charles C. Harris       91.7 %  2.3 %.  6.0 %.
Russell A. Kimball, Jr. 91.6 %  2.5 %.  5.9 %.
Patrick S. Baird        92.0 %  2.3 %.  5.7 %.
William W. Short, Jr.   91.9 %  2.2 %.  5.9 %.
Daniel Calabria         91.9 %  2.2 %.  5.9 %.
Janice B. Case          91.5 %  2.7 %.  5.8 %.
Leo J. Hill             92.0 %  2.7 %.  5.3 %.

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

         FOR   AGAINST ABSTAIN
        89.4 %  2.8 %   7.8 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

         FOR   AGAINST ABSTAIN
        87.9 %  4.6 %   7.5 %

Proposal 6

To approve a change to the fundamental investment restriction regarding investments for the purpose of exercising control:

         FOR   AGAINST ABSTAIN
        87.9 %  3.6 %   8.5 %

                   AEGON/Transamerica Series Fund, Inc. 368

                 [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

Independent Certified Public Accountants:           Custodian:
       PricewaterhouseCoopers LLP         Investors Bank & Trust Company
         400 North Ashley Street               200 Clarendon Street
               Suite 2800                           16th Floor
             Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                       Gabelli Asset Management Company
                             One Corporate Center
                           Rye, New York 10580-1434

                               AEGON/Transamerica
                                Series Fund, Inc.
                         Formerly, WRL Series Fund, Inc.


                               LKCM Capital Growth
                        Formerly, WRL LKCM Capital Growth



                       Semi-Annual Report | June 30, 2001


                                   August 2001
                                  ACC00001-8/01

LKCM CAPITAL GROWTH

 ...seeks long-term growth of capital.


MARKET ENVIRONMENT

LKCM Capital Growth commenced operations December 1, 2000. After a very strong start, the portfolio has struggled across 2001. The year so far has been one of surprises, beginning with the unexpected Federal Reserve Board's ("Fed") easing the first week of January. While many expected the Fed to cut interest rates, including us, few expected it to act as aggressively as it did, including two inter-meeting rate cuts.

The key question now is how quickly will the economy recover. In the meantime, traders (not investors) are moving from one sector to the other at breakneck speed. One week the hot sector is technology, the next week it's energy, and the following utilities. We view our strengths as stock pickers, and this environment has not allowed us to successfully demonstrate those skills.

PERFORMANCE

For the six months ended June 30, 2001, LKCM Capital Growth returned (28.15)%. By comparison, the portfolio's benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned (6.70)%.

STRATEGY REVIEW

While we were not helped by the extreme sector rotation, we also made mistakes. The most critical was our belief that spending by telecommunications companies on "next generation" technology and optical networking would continue at a robust pace despite the economic slowdown. Clearly this was incorrect and our investments in Applied Micro Circuits Corporation, Ciena Corporation, Corning Incorporated, and Juniper Networks, Inc. were detrimental to performance. On the positive side, the portfolio benefited from strong performances in Microsoft Corporation, Manor Care, Inc., Phillip Morris Companies Inc., and AOL Time Warner Inc.

Over the long term, we believe that successful investing demands a mixture of imagination and discipline, of art and science. While we utilize quantitative tools to access the relative attractiveness of potential investments, we understand that many of the elements that make a successful growth stock investment can not be reduced to simple math. As such, we go to great pains to understand what drives earnings. Our primary focus is the energetic pursuit of companies that possess the ability to grow their earnings at a faster clip than the broad market. The portfolio's diversification across many sectors of the economy keeps us from getting "tunnel vision". Growth can be found in many places. The portfolio's investments will not be limited by company size, but mid- and large-capitalization stocks will be the focus. The portfolio will typically own around fifty stocks, but will be relatively concentrated, with the top twenty stocks accounting for nearly half the portfolio. Our goal, which we failed to achieve in the first half of the year, is to outperform the S&P 500 in both good and bad markets.


OUTLOOK

As we look into the second half of 2001, we see many reasons to be optimistic. Most importantly, the impact of the Fed cutting interest rates has always been a positive catalyst for both the economy and the stock market. Moreover, the best place to be while the Fed is easing has historically been in growth stocks. The past six months have seen a major resetting of expectations for companies of every stripe, and we are hopeful that we are virtually through this painful process. Completing this process is critical to sustained outperformance for equities. While the headlines are likely to continue to be negative, keep in mind that it typically takes six to nine months for rate cuts to begin to have an impact on the economy. The stock market is an excellent discounting mechanism and stocks should begin to improve before the fundamentals improve.


/s/ Luther King, Jr.                                           /s/ Brent W. Clum
--------------------                                           -----------------
LUTHER KING, JR.                                                  BRENT W. CLUM

                               LKCM Capital Growth
                               Portfolio Managers


The views expressed in this commentary on LKCM Capital Growth reflect those of the portfolio managers through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                    AEGON/Transamerica Series Fund, Inc.  372

LKCM CAPITAL GROWTH                                                  [LKCM LOGO]

Growth can be found in many places.


Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.LKCM Capital Growth and the Standard and Poor's 500 Composite Stock Index


[ ]   LKCM Capital Growth    $ 8,040

[ ]   S&P 500                $ 9,376

Portfolio Average Annual Total Return
As of June 30, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years       10 Years        From Inception
--------------------------------------------------------------------------------
    N/A            N/A            N/A             (19.60)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite
Stock Index (S&P) over the same time frame.

                                                Portfolio         S&P Index
                 Inception 12/1/00              $10,000            $10,000
                 Period Ended 12/31/00          $11,190            $10,049
                 FPE 06/30/01                   $ 8,040            $ 9,376

* Inception

LKCM Capital Growth commenced operations on 12/1/2000. Due to its short (7 months) performance history, no indication of fluctuation is illustrated. In the future, longer time periods will indicate market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
Microsoft Corporation                               6.12 %
Openwave Systems, Inc.                              4.67 %
AOL Time Warner Inc.                                3.86 %
Oxford Health Plans, Inc.                           3.86 %
Honeywell International Inc.                        3.76 %

Five Largest Industries (% of Net Assets)
Computer & Data Processing Services                21.36 %
Communications Equipment                           16.15 %
Security & Commodity Brokers                        7.35 %
Computer & Office Equipment                         6.44 %
Oil & Gas Extraction                                5.74 %


                                [GRAPHIC MATRIX]

                                Investment Style



Equity Matrix

Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.


                    AEGON/Transamerica Series Fund, Inc.  373

--------------------------------------------------------------------------------
   LKCM CAPITAL GROWTH


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                          Number of Market
                                           Shares   Value
                                          --------- -------
COMMON STOCKS (92.70 %)

   Apparel & Accessory Stores (1.88 %)

  Gap, Inc. (The)........................   1,200   $    35

   Automotive (3.76 %)

  Honeywell International Inc............   2,000        70

   Business Services (1.66 %)

  Clear Channel Communications, Inc. (a).     500        31

   Chemicals & Allied Products (2.41 %)

  Smith International, Inc. (a)..........     750        45

   Commercial Banks (3.22 %)

  Bank of America Corporation............     300        18
  Citigroup Inc..........................     800        42

   Communication (2.79 %)

  Viacom, Inc. - Class B (a).............   1,000        52

   Communications Equipment (16.15 %)

  Ciena Corporation (a)..................   1,500        57
  Comverse Technology, Inc. (a)..........   1,200        69
  Lucent Technologies Inc................  10,000        62
  Nokia Oyj - ADR........................   1,200        26
  Openwave Systems, Inc. (a).............   2,500        87

   Computer & Data Processing Services (21.36 %)

  Alliance Data Systems Corporation (a)..   3,100        47
  AOL Time Warner Inc. (a)...............   1,350        72
  First Data Corporation.................     750        48
  Mercury Interactive Corporation (a)....   1,000        60
  Microsoft Corporation (a)..............   1,575       114
  Quest Software, Inc. (a)...............   1,500        57

   Computer & Office Equipment (6.44 %)

  Cisco Systems, Inc. (a)................   1,500        27
  International Business Machines
   Corporation...........................     500        57
  Sun Microsystems, Inc. (a).............   2,300        36

   Environmental Services (0.91 %)

  Allied Waste Industries, Inc. (a)......     925        17

   Health Services (3.54 %)

  HEALTHSOUTH Corporation (a)............   2,800        45
  Manor Care, Inc. (a)...................     650        21

                                                      Number of Market
                                                       Shares   Value
                                                      --------  -------
         COMMON STOCKS (continued)

            Industrial Machinery & Equipment (2.95 %)

           Applied Materials, Inc. (a)...............      350  $    17
           Tyco International Ltd....................      690       38

            Insurance (3.86 %)

           Oxford Health Plans, Inc. (a).............    2,500       72

            Oil & Gas Extraction (5.74 %)

           ENSCO International Incorporated..........    1,500       35
           Ocean Energy Inc..........................    2,250       39
           Santa Fe International Corporation........    1,150       33

            Pharmaceuticals (1.66 %)

           Teva Pharmaceutical Industries Ltd. - ADR.      500       31

            Printing & Publishing (1.98 %)

           Reader's Digest Association,
            Inc. (The) - Class A.....................    1,300       37

            Savings Institutions (3.00 %)

           Washington Mutual, Inc....................    1,500       56

            Security & Commodity Brokers (7.35 %)

           Goldman Sachs Group, Inc. (The)...........      500       43
           Lehman Brothers Holdings Inc..............      550       43
           Morgan Stanley Dean Witter & Co...........      800       51

            Tobacco Products (2.04 %)

           Philip Morris Companies Inc...............      750       38
                                                                -------
           Total Common Stocks
           (cost: $ 1,801)...................................    1,728
                                                                -------
           Total Investment Securities
           (cost: $ 1,801)...................................  $ 1,728
                                                                =======

         SUMMARY:

           Investments, at market value..............  92.70 %  $ 1,728
           Other assets in excess of liabilities.....   7.30 %      136
                                                      --------  -------
           Net assets................................ 100.00 %  $ 1,864
                                                      ========  =======

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.

DEFINITIONS
ADR American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 374

--------------------------------------------------------------------------------
   LKCM CAPITAL GROWTH


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

      Assets:
        Investments in securities, at cost..................... $  1,801
                                                                ========
        Investments in securities, at market value.............    1,728
        Cash...................................................       39
        Receivables:
         Securities sold.......................................       98
         Interest..............................................        0
         Dividends.............................................        0
         Other.................................................        0
                                                                --------
          Total assets.........................................    1,865
                                                                --------
      Liabilities:
        Securities purchased...................................        0
        Accounts payable and accrued liabilities:
         Investment advisory fees..............................        1
         Dividends to shareholders.............................        0
         Other fees............................................        0
                                                                --------
          Total liabilities....................................        1
                                                                --------
            Net assets......................................... $  1,864
                                                                ========
      Net Assets Consists of:
        Capital stock shares authorized........................   50,000
                                                                ========
        Capital stock ($ .01 par value)........................        2
        Additional paid-in capital.............................    2,243
        Accumulated undistributed (distributions in excess of)
         net investment income (loss)..........................       23
        Accumulated undistributed net realized gain (loss) on
         investment securities.................................     (331)
        Net unrealized appreciation (depreciation) on
         investment securities.................................      (73)
                                                                --------
        Net assets applicable to outstanding shares of capital. $  1,864
                                                                ========
        Shares outstanding.....................................      232
                                                                ========
        Net asset value and offering price per share........... $   8.04
                                                                ========

STATEMENT OF OPERATIONS
Period ended June 30, 2001
(all amounts in thousands)
(unaudited)

Investment Income:
  Interest................................................. $    2
  Dividends................................................      4
                                                            ------
    Total investment income................................      6
                                                            ------
Expenses:
  Investment advisory fees.................................      6
  Printing and shareholder reports.........................      0
  Custody fees.............................................     18
  Administrative service fees..............................      0
  Legal fees...............................................      0
  Auditing and accounting fees.............................      3
  Directors fees...........................................      0
  Registration fees........................................      0
  Other fees...............................................      0
                                                            ------
    Total expenses.........................................     27
Less:
  Advisory fee waiver......................................     20
  Fees paid indirectly.....................................      0
                                                            ------
    Net expenses...........................................      7
                                                            ------
  Net investment income (loss).............................     (1)
                                                            ------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on investment securities........   (331)
  Change in unrealized appreciation (depreciation) on
   investment securities...................................   (122)
                                                            ------
  Net gain (loss) on investment securities.................   (453)
                                                            ------
    Net increase (decrease) in net assets resulting from
     operations............................................ $ (454)
                                                            ======

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 375

--------------------------------------------------------------------------------
   LKCM CAPITAL GROWTH


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                                              June 30,   December 31,
                                                                                2001      2000/(1)/
                                                                             ----------  ------------
Operations:
  Net investment income (loss).............................................. $       (1)   $      0
  Net realized gain (loss) on investment securities.........................       (331)         24
  Change in unrealized appreciation (depreciation) on investment securities.       (122)         49
                                                                             ----------    --------
  Net increase (decrease) in net assets resulting from operations...........       (454)         73
                                                                             ----------    --------
Distribution to Shareholders:
  Net investment income.....................................................          0           0
  In excess of net investment income........................................          0           0
  Net realized gains........................................................          0           0
  In excess of net realized gains...........................................          0           0
                                                                             ----------    --------
   Total distributions......................................................          0           0
                                                                             ----------    --------
Capital Share Transactions/(4)/:
  Net proceeds from sales of shares.........................................      2,025         693
  Dividends and distributions reinvested....................................          0           0
  Cost of shares redeemed...................................................       (472)         (1)
                                                                             ----------    --------
   Increase (decrease) in net assets from capital share transactions........      1,553         692
                                                                             ----------    --------
  Net increase (decrease) in net assets.....................................      1,099         765

Net Assets:
  Beginning of period.......................................................        765           0
                                                                             ----------    --------
  End of period............................................................. $    1,864    $    765
                                                                             ==========    ========
  Undistributed (distributions in excess of) net investment income.......... $       23    $     24
                                                                             ==========    ========

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                       June 30,  December 31,
                                                                         2001     2000/(1)/
                                                                      ---------- ------------
Net asset value, beginning of period................................. $    11.19  $   10.00
                                                                      ----------  ---------
  Income from operations:
   Net investment income (loss)......................................     (0.01)       0.00
   Net realized and unrealized gain (loss) on investments............     (3.14)       1.19
                                                                      ----------  ---------
    Net income (loss) from operations................................     (3.15)       1.19
                                                                      ----------  ---------
  Distributions:
   Dividends from net investment income..............................       0.00       0.00
   Dividends in excess of net investment income......................       0.00       0.00
   Distributions from net realized gains on investments..............       0.00       0.00
   Distributions in excess of net realized gains on investments......       0.00       0.00
                                                                      ----------  ---------
    Total distributions..............................................       0.00       0.00
                                                                      ----------  ---------
Net asset value, end of period....................................... $     8.04  $   11.19
                                                                      ==========  =========
Total return.........................................................   (28.15)%    11.90 %
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $    1,864  $     765
   Ratio of total expenses to average net assets/(6)/................     3.66 %     1.00 %
   Ratio of net expenses to average net assets/(6)/..................     1.00 %     1.00 %
   Ratio of net investment income (loss) to average net assets/(6)/..    (0.18)%     0.39 %
   Portfolio turnover rate...........................................   194.48 %    41.64 %

The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 376

--------------------------------------------------------------------------------
   LKCM CAPITAL GROWTH


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

LKCM Capital Growth, (the "portfolio", formerly known as WRL LKCM Capital Growth) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects a full six or twelve month time frame, except the period that includes the inception date of the portfolio which was December 1, 2000.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

C. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

D. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

E. Repurchase Agreements

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.


                    AEGON/Transamerica Series Fund, Inc. 377

--------------------------------------------------------------------------------
   LKCM CAPITAL GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 2--(continued)

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.80 %        1.00 %

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Luther King Capital Management Corporation ("LKCM") to provide investment services to the portfolio and compensates LKCM as described in the Fund's Statement of Additional Information.

LKCM may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or LKCM. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or LKCM during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, there was no allocation of the market value of invested plan amounts to the portfolio.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 4,101
  U.S. Government................................      29
Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............   2,685
  U.S. Government................................      13

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                June 30, December 31,
                                  2001    2000/(1)/
-                               -------- ------------
Shares issued..................   217         68
Shares issued - reinvestment of
 dividends and distributions...     0          0
Shares redeemed................   (53)         0
                                  ---         --
Net increase (decrease) in
 shares outstanding............   164         68
                                  ===         ==

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.


                   AEGON/Transamerica Series Fund, Inc. 378

--------------------------------------------------------------------------------
   LKCM CAPITAL GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 5--(continued)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

Federal tax cost basis.................... $ 1,825
                                           =======
Unrealized appreciation................... $    94
Unrealized (depreciation).................    (191)
                                           -------
Net unrealized appreciation (depreciation) $   (97)
                                           =======

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A).

                   AEGON/Transamerica Series Fund, Inc. 379

--------------------------------------------------------------------------------
   LKCM CAPITAL GROWTH


   SUPPLEMENTARY INFORMATION


Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, AEGON/Transamerica Series Fund, Inc. solicited a vote by the shareholders/policyholders for a special meeting held on May 29, 2001. The results of the proposals were as follows:

Proposal 1

To approve the adoption of a Brokerage Enhancement Plan:

          FOR   AGAINST ABSTAIN
        100.0 %  0.0 %   0.0 %

Proposal 2

To re-elect the following Directors of the Board of AEGON/Transamerica Series Fund, Inc.:

                          FOR   AGAINST ABSTAIN
John R. Kenney          100.0 %  0.0 %   0.0 %
Peter R. Brown          100.0 %  0.0 %   0.0 %
Charles C. Harris       100.0 %  0.0 %   0.0 %
Russell A. Kimball, Jr. 100.0 %  0.0 %   0.0 %
Patrick S. Baird        100.0 %  0.0 %   0.0 %
William W. Short, Jr.   100.0 %  0.0 %   0.0 %
Daniel Calabria         100.0 %  0.0 %   0.0 %
Janice B. Case          100.0 %  0.0 %   0.0 %
Leo J. Hill             100.0 %  0.0 %   0.0 %

Proposal 3

To approve a change to the fundamental investment restriction regarding the issuance of senior securities:

          FOR   AGAINST ABSTAIN
        100.0 %  0.0 %   0.0 %

Proposal 4

To approve a change to the fundamental investment restriction regarding portfolio diversification:

          FOR   AGAINST ABSTAIN
        100.0 %  0.0 %   0.0 %

                   AEGON/Transamerica Series Fund, Inc. 380

                 [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

Independent Certified Public Accountants:           Custodian:
       PricewaterhouseCoopers LLP         Investors Bank & Trust Company
         400 North Ashley Street               200 Clarendon Street
               Suite 2800                           16th Floor
             Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                  Luther King Capital Management Corporation
                        301 Commerce Street, Suite 1600
                             Fort Worth, TX 76102

                               AEGON/Transamerica

                                Series Fund, Inc.

                         Formerly, WRL Series Fund, Inc.

                         American Century International

                       Semi-Annual Report | June 30, 2001



August 2001
ACC00001-8/01

AMERICAN CENTURY INTERNATIONAL

 ...seeks capital growth.


MARKET ENVIRONMENT

Evidence mounted during the period that the slowdown of the United States' economy was having a deeper and more prolonged impact on international markets than many officials and executives originally anticipated. Global business activity took a sudden and steep downturn as companies around the world reported slower growth, lower profits, and reduced earnings. Some international equity markets, however, shrugged off the implications of slowing economic activity. That was partly because of a series of interest rate cuts by the world's central banks that gave investors reason to hope better times lay ahead. Indeed, although the Morgan Stanley Capital International (EAFE) Index ("MSCI EAFE") declined during the period, its performance significantly improved from the first quarter's numbers.

PERFORMANCE

From inception, May 1, 2001, American Century International returned (7.10)%, while its benchmark, the MSCI EAFE, returned (7.61)% for the same period.

STRATEGY REVIEW

Despite the weaker business conditions, we continued to follow our disciplined, "bottom-up" investment process of searching for growing companies. That quest led us to reduce our investment in financials, take a greater representation in energy-related companies, and increase our investments in auto manufacturers and selected retailers.

Those moves resulted in relative outperformance from a variety of sectors, including consumer cyclicals, the portfolio's second-largest sector commitment. This diverse group includes department stores, and construction and real property, both of which beat the benchmark. The portfolio's top performing sector relative to the benchmark--consumer non-cyclicals--also benefited from holdings that have some insulation during economic downturns. That trend helped such holdings as the United Kingdom's Diageo PLC, which boosted the portfolio. Diageo has operations in food, alcoholic beverages and fast-food restaurants. The portfolio also benefited from health care holdings, its third-largest sector stake, which turned in the period's best absolute performance. Investors in this sector continued to support drug companies with reliable earnings and stable growth, such as Danish pharmaceutical company Novo Nordisk A/S - Class B, the portfolio's top contributor.

Holdings in the financial sector declined on an absolute basis during the period. The portfolio reduced its position in the sector and now has a lighter weighting than its index, but financial holdings remain our largest stake. Technology, media, and telecommunications continued to be a drag, with telecommunications turning in the worst absolute performance. Among those slowing the portfolio were Nokia Oyj - ADR and Reed International PLC.

OUTLOOK

Despite the market turbulence, we think investors can look to the future with optimism. Economic reform continues to unfold around the world. In Europe, deregulation, privatization, pension and tax reform, and vibrant equity markets are creating new business opportunities. We have great confidence in the abilities of our investment process to direct us to companies that are leading these and other changes around the world. We will rigorously follow our strategy of identifying and owning businesses demonstrating strong, sustainable growth.

/s/ Henrik Strabo                               /s/ Mark Kopinski
------------------                              ---------------------
HENRIK STRABO                                   MARK KOPINSKI

                         American Century International

                               Portfolio Managers

The views expressed in this commentary on American Century International reflect those of the portfolio managers through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                    AEGON/Transamerica Series Fund, Inc. 384

AMERICAN CENTURY INTERNATIONAL

We think investors can look to the future with optimism.
                                                         [AMERICAN CENTURY LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.

American Century International and the Morgan Stanley Capital International
(EAFE) Index.

[ ] American Century
    International          $ 9,290

[ ] MSCI (EAFE)            $ 9,239

Portfolio Average Annual Total Return
As of June 30, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years       10 Years        From Inception
--------------------------------------------------------------------------------
    N/A            N/A            N/A              (7.10)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley International (EAFE) Index over the same time frame.

                                                Portfolio       MSCI (EAFE)
                 Inception 05/1/01              $10,000            $10,000
                 Period Ended 06/30/01           $9,290             $9,239


* Inception

American Century International commenced operations on 5/1/01. Due to its short term (two months) performance history, little indications of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
Novo Nordisk A/S - Class B                          3.37 %
Koninklijke Ahold NV                                2.79 %
Aventis SA                                          2.64 %
ING Groep NV                                        2.64 %
Nintendo Co., Ltd.                                  2.49 %

Five Largest Industries (% of Net Assets)
Pharmaceuticals                                     8.49 %
Commercial Banks                                    8.36 %
Food Stores                                         6.16 %
Chemicals & Allied Products                         5.72 %
Oil & Gas Extraction                                5.72 %

[GRAPHIC MATRIX]

Equity Matrix

Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.




This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuations, political instability, and different accounting standards.


                    AEGON/Transamerica Series Fund, Inc. 385

--------------------------------------------------------------------------------
   AMERICAN CENTURY INTERNATIONAL


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)


                                                       Number of Market
                                                        Shares   Value
                                                       --------- ------
        COMMON STOCKS (100.73 %)

           Aerospace (0.73 %)

          Bombardier Inc. - Class B...................      83   $   1
          Embraer-Empresa Brasileira de
           Aeronautica SA - ADR.......................      97       4

           Automotive (3.81 %)

          Bayerische Motoren Werke AG (BMW)...........     177       6
          Honda Motor Co., Ltd........................     240      11
          Toyota Motor Corporation....................     243       9

           Beverages (2.20 %)

          Diageo PLC..................................   1,334      15

           Business Services (2.35 %)

          Altran Technologies SA......................      42       2
          Capita Group PLC (The)......................     397       3
          ISS A/S (a).................................      30       2
          Securitas AB - Class B......................     292       5
          Vivendi Universal...........................      73       4

           Chemicals & Allied Products (5.72 %)

          Air Liquide.................................      38       5
          Aventis SA..................................     236      18
          Kao Corporation.............................     106       3
          Nitto Denko Corporation.....................      90       3
          Reckitt Benckiser PLC.......................     672      10

           Commercial Banks (8.36 %)

          Banca Intesa SpA............................   1,527       5
          Banco Popular Espanol SA....................      92       3
          Barclays PLC................................     213       7
          Credit Suisse Group (a).....................       9       1
          Danske Bank A/S.............................     257       5
          Deutsche Bank AG............................      86       6
          Dexia.......................................     216       3
          Grupo Financiero BBVA Bancomer,
           SA de CV - Class O (a).....................   2,064       2
          National Australia Bank Limited.............     143       3
          Royal Bank of Scotland Group PLC (The)......     390       9
          Sumitomo Mitsui Banking Corporation.........     680       6
          UBS AG - Registered Shares..................      46       7

           Communications Equipment (0.59 %)

          Nokia Oyj - ADR.............................     187       4

           Computer & Data Processing Services (2.49 %)

          Amdocs Limited (a)..........................      80       4
          Check Point Software Technologies, Ltd. (a).      88       4
          Logica PLC..................................     201       2
          Sap AG - ADR................................      53       7

                                                    Number of Market
                                                     Shares   Value
                                                    --------- ------
            COMMON STOCKS (continued)

               Computer & Office Equipment (1.61 %)

              Canon Inc............................     182   $   7
              NEC Corporation......................     283       4

               Construction (2.49 %)

              Autostrade SpA.......................     753       5
              Lafarge SA...........................      56       5
              Vinci SA.............................     117       7

               Electric Services (2.05 %)

              E.ON AG..............................     100       5
              International Power PLC (a)..........   1,041       4
              Scottish Power PLC...................     746       5

               Electric, Gas & Sanitary Services (3.52 %)

              Centrica PLC.........................   3,359      11
              Suez.................................     393      13

               Electronic & Other Electric Equipment (4.55 %)

              Keyence Corporation..................      23       5
              Koninklijke Philips Electronics NV -
               NY Registered Shares................      81       2
              Nintendo Co., Ltd....................      95      17
              Sharp Corporation....................     272       4
              Sony Corporation.....................      40       3

               Electronic Components & Accessories (1.03 %)

              Rohm Company, Ltd....................      12       2
              STMicroelectronics NV -
               NY Registered Shares................      72       2
              Toshiba Corporation..................     490       3

               Environmental Services (0.59 %)

              Vivendi Environnement................     103       4

               Food & Kindred Products (3.81 %)

              Ajinomoto Co., Inc...................     199       2
              Groupe Danone SA.....................      17       2
              Nestle SA - Registered Shares........      59      13
              Unilever NV - CVA....................     145       9

               Food Stores (6.16 %)

              Carrefour SA.........................      78       4
              Koninklijke Ahold NV.................     639      19
              Safeway PLC..........................   1,943      11
              Tesco PLC............................   2,185       8

               Holding & Other Investment Offices (0.44 %)

              Canary Wharf Group PLC (a)...........     396       3

               Industrial Machinery & Equipment (4.40 %)

              Alstom...............................      59       2
              Mitsubishi Heavy Industries, Ltd.....   2,561      12
              Tyco International Ltd...............     300      16

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 386

--------------------------------------------------------------------------------
   AMERICAN CENTURY INTERNATIONAL


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                         Number of Market
                                                          Shares   Value
                                                         --------- ------
       COMMON STOCKS (continued)

          Instruments & Related Products (0.44 %)

         Swatch Group AG (The) - Class B (a)............       3   $   3

          Insurance (5.57 %)

         AFLAC Incorporated.............................     269       8
         Allianz AG - Registered Shares.................      30       9
         MLP AG.........................................      82       9
         Riunione Adriatica di Sicurta SpA..............     185       2
         Royal  &  Sun  Alliance  Insurance  Group  PLC.     852       6
         Tokio Marine and Fire Insurance
          Company, Ltd (The)............................     481       4

          Leather & Leather Products (0.29 %)

         Gucci Group NV - NY Registered Shares..........      23       2

          Life Insurance (3.37 %)

         ING Groep NV...................................     270      18
         Prudential PLC.................................     410       5

          Lumber & Constuction Materials (0.88 %)

         CRH PLC........................................     324       6

          Oil & Gas Extraction (5.72 %)

         Alberta Energy Company Ltd.....................      39       2
         Ente Nazionale Idrocarburi - ADR...............   1,029      13
         Precision Drilling Corporation (a).............      55       2
         Schlumberger Limited...........................      30       2
         Talisman Energy Inc............................     113       4
         Total Fina Elf SA..............................      69      10
         Transocean Sedco Forex Inc.....................     141       6

          Paper & Allied Products (0.44 %)

         Stora Enso Oyj - R Shares......................     231       3

          Petroleum Refining (1.47 %)

         BP Amoco PLC...................................     582       5
         OAO LUKOIL - ADR...............................      42       2
         Suncor Energy Inc..............................     134       3

          Pharmaceuticals (8.49 %)

         Biovail Corporation (a)........................      64       3
         Elan Corporation PLC - ADR (a).................      83       5
         GlaxoSmithKline PLC - ADR......................     118       7
         Novartis AG....................................     160       6
         Novo Nordisk A/S - Class B.....................     545      23
         Sanofi-Synthelabo..............................     153      10
         Takeda Chemical Industries, Ltd................      85       4

                                                     Number of Market
                                                      Shares   Value
                                                     -----     -----
          COMMON STOCKS (continued)

             Primary Metal Industries (1.47 %)

            Alcan Inc...............................      69   $   3
            BHP Billiton Ltd........................     518       3
            BHP Billiton Ltd. - Bonus Issue (a).....     552       3
            Usinor SA...............................      88       1

             Printing & Publishing (2.49 %)

            Mondadori (Arnoldo) Editore SpA.........     402       3
            Reed International PLC..................     914       8
            VNU NV..................................      54       2
            Wolters Kluwer NV - CVA.................     163       4

             Radio & Television Broadcasting (0.29 %)

            Grupo Televisa SA de CV - ADR (a).......      57       2

             Railroads (0.88 %)

            Canadian Pacific Limited................     150       6

             Restaurants (0.88 %)

            Compass Group PLC (a)...................     769       6

             Retail Trade (2.64 %)

            Dixons Group PLC........................     925       3
            Great Universal Stores PLC (The)........     517       4
            Ito-Yokado Co., Ltd.....................     119       5
            JUSCO Co., Ltd..........................     174       4
            Next PLC................................     150       2

             Security & Commodity Brokers (2.64 %)

            Julius Baer Holding AG - Class B........       2       8
            Nomura Securities Co., Ltd. (The).......     497      10

             Telecommunications (2.79 %)

            British Telecommunications PLC..........     633       4
            British Telecommunications PLC - rights.     190       1
            Deutsche Telekom AG.....................      55       1
            France Telecom SA.......................      26       1
            KDDI Corporation........................       1       5
            Telefonica SA (a).......................     193       2
            Telefonos de Mexico SA de CV - ADR......      92       3
            Vodafone Group PLC......................   1,030       2

             Tobacco Products (0.88 %)

            British American Tobacco, PLC...........     789       6

             Transportation & Public Utilities (0.73 %)

            Exel PLC................................      64       1
            Preussag AG.............................     116       4

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 387

--------------------------------------------------------------------------------
   AMERICAN CENTURY INTERNATIONAL


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                     Number of Market
                                                      Shares   Value
                                                     --------  -----
           COMMON STOCKS (continued)

              Trucking & Warehousing (0.88 %)

             TNT Post Group NV......................      284  $   6

              Variety Stores (0.59 %)

             Coles Myer Limited.....................      942      3
             Wal-Mart de Mexico SA de CV - Series V.      370      1
                                                               -----
            Total Common Stocks
            (cost: $ 710)....................................    687
                                                               -----
            Total Investment Securities
            (cost: $ 710)....................................  $ 687
                                                               =====
           SUMMARY:

             Investments, at market value........... 100.73 %  $ 687
             Liabilities in excess of other assets..  (0.73)%     (5)
                                                     --------  -----
             Net assets............................. 100.00 %  $ 682
                                                     ========  =====

                                                           Market
                                                Percentage Value
                                                ---------  -----
              INVESTMENTS BY COUNTRY:

                Australia......................    1.60 %  $  11
                Belgium........................    0.44 %      3
                Canada.........................    1.75 %     12
                Denmark........................    4.51 %     31
                Finland........................    0.44 %      3
                France.........................   13.10 %     90
                Germany........................    6.84 %     47
                Ireland........................    0.87 %      6
                Italy..........................    4.08 %     28
                Japan..........................   17.47 %    120
                Mexico.........................    0.44 %      3
                Netherlands....................    8.59 %     59
                Spain..........................    0.87 %      6
                Sweden.........................    0.73 %      5
                Switzerland....................    5.39 %     37
                United Kingdom.................   20.51 %    141
                United States..................   12.37 %     85
                                                 --------  -----
                 Investments, at market value..  100.00 %  $ 687
                                                 ========  =====

                                                  -   -

                      FORWARD CURRENCY CONTRACTS:

                                              Amount in        Net
                                             U.S. Dollars   Unrealized
                          Bought  Settlement    Bought     Appreciation
            Currency      (Sold)     Date       (Sold)    (Depreciation)
            --------      ------  ---------- ------------ --------------
        Australian Dollar      1  07/03/2001    $   0          $ 0
        Australian Dollar     (2) 07/03/2001       (1)           0
        British Pound....      1  07/03/2001        1            0
        British Pound....      3  07/02/2001        4            0
        Danish Krone.....      6  07/02/2001        1            0
        Euro Dollar......      4  07/02/2001        3            0
        Euro Dollar......     (2) 07/03/2001       (2)           0
        Japanese Yen.....   (112) 07/02/2001       (1)           0
        Japanese Yen..... (2,751) 07/31/2001      (22)           0
                                                -----          ---
         Total.............................     $ (17)         $ 0
                                                =====          ===

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.

DEFINITIONS
ADR American Depositary Receipt
CVA Certificaaten van aandelen (share certificates)

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 388

--------------------------------------------------------------------------------
   AMERICAN CENTURY INTERNATIONAL


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost....................... $    710
                                                            ========
  Foreign cash, at cost.................................... $     13
                                                            ========
  Investments in securities, at market value...............      687
  Cash.....................................................       28
  Foreign cash.............................................       12
  Receivables:
   Securities sold.........................................       16
   Interest................................................        0
   Dividends...............................................        1
   Dividend reclaims receivable............................        0
   Foreign currency contracts..............................        0
   Other...................................................        0
                                                            --------
    Total assets...........................................      744
                                                            --------
Liabilities:
  Securities purchased.....................................       61
  Accounts payable and accrued liabilities:
   Investment advisory fees................................        1
   Dividends to shareholders...............................        0
   Foreign currency contracts..............................        0
   Other fees..............................................        0
                                                            --------
    Total liabilities......................................       62
                                                            --------
      Net assets........................................... $    682
                                                            ========
Net Assets Consists of:
  Capital stock shares authorized..........................   50,000
                                                            ========
  Capital stock ($ .01 par value).......................... $      1
  Additional paid-in capital...............................      721
  Accumulated undistributed (distributions in excess of)
   net investment income (loss)............................        1
  Accumulated undistributed net realized gain (loss) on
   investment securities and foreign currency transactions.      (17)
  Net unrealized appreciation (depreciation) on:
   Investment securities...................................      (23)
   Foreign currency transactions...........................       (1)
                                                            --------
  Net assets applicable to outstanding shares of capital... $    682
                                                            ========
  Shares outstanding.......................................       73
                                                            ========
  Net asset value and offering price per share............. $   9.29
                                                            ========

STATEMENT OF OPERATIONS
Period ended June 30, 2001/(1)/
(all amounts in thousands)
(unaudited)

Investment Income:
  Interest...................................................... $   1
  Dividends.....................................................     3
  Foreign tax withheld..........................................     0
                                                                 -----
    Total investment income.....................................     4
                                                                 -----
Expenses:
  Investment advisory fees......................................     2
  Printing and shareholder reports..............................     0
  Custody fees..................................................    19
  Administrative service fees...................................     0
  Legal fees....................................................     0
  Auditing and accounting fees..................................     1
  Directors fees................................................     0
  Registration fees.............................................     0
  Other fees....................................................     0
                                                                 -----
    Total expenses..............................................    22
Less:
  Advisory fee waiver...........................................    19
  Fees paid indirectly..........................................     0
                                                                 -----
    Net expenses................................................     3
                                                                 -----
  Net investment income (loss)..................................     1
                                                                 -----
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on:
   Investment securities........................................   (18)
   Foreign currency transactions................................     1
                                                                 -----
    Total net realized gain (loss)..............................   (17)
                                                                 -----
  Change in unrealized appreciation (depreciation) on:
   Investment securities........................................   (23)
   Foreign currency transactions................................    (1)
                                                                 -----
    Total change in unrealized appreciation
     (depreciation).............................................   (24)
                                                                 -----
  Net gain (loss) on investment securities and foreign currency
   transactions.................................................   (41)
                                                                 -----
    Net increase (decrease) in net assets resulting from
     operations................................................. $ (40)
                                                                 =====

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 389

--------------------------------------------------------------------------------
   AMERICAN CENTURY INTERNATIONAL


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                              June 30,
                                                              2001/(1)/
                                                              ---------
       Operations:
        Net investment income (loss)......................... $       1
        Net realized gain (loss) on investment securities and
          foreign currency transactions......................       (17)
        Change in unrealized appreciation (depreciation) on
          investment securities and foreign currency
          transactions.......................................       (24)
                                                              ---------
        Net increase (decrease) in net assets resulting from
          operations.........................................       (40)
                                                              ---------
       Distribution to Shareholders:
        Net investment income................................         0
        In excess of net investment income...................         0
        Net realized gains...................................         0
        In excess of net realized gains......................         0
                                                              ---------
          Total distributions................................         0
                                                              ---------
       Capital Share Transactions/(4)/:
        Net proceeds from sales of shares....................     1,721
        Dividends and distributions reinvested...............         0
        Cost of shares redeemed..............................      (999)
                                                              ---------
          Increase (decrease) in net assets from capital
           share transactions................................       722
                                                              ---------
        Net increase (decrease) in net assets................       682

       Net Assets:
        Beginning of period..................................         0
                                                              ---------
        End of period........................................ $     682
                                                              =========
        Undistributed (distributions in excess of) net
          investment income.................................. $       1
                                                              =========

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,
                                                                      2001/(1)/
-                                                                     ---------
Net asset value, beginning of period................................. $   10.00
                                                                      ---------
  Income from operations:
   Net investment income (loss)......................................      0.03
   Net realized and unrealized gain (loss) on investments............     (0.74)
                                                                      ---------
    Net income (loss) from operations................................     (0.71)
                                                                      ---------
  Distributions:
   Dividends from net investment income..............................      0.00
   Dividends in excess of net investment income......................      0.00
   Distributions from net realized gains on investments..............      0.00
   Distributions in excess of net realized gains on investments......      0.00
                                                                      ---------
    Total distributions..............................................      0.00
                                                                      ---------
Net asset value, end of period....................................... $    9.29
                                                                      =========
Total return.........................................................   (7.10)%
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $     682
   Ratio of total expenses to average net assets/(6)/................   21.55 %
   Ratio of net expenses to average net assets/(6)/..................    1.50 %
   Ratio of net investment income (loss) to average net assets/(6)/..    1.66 %
   Portfolio turnover rate...........................................   26.30 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 390

--------------------------------------------------------------------------------
   AMERICAN CENTURY INTERNATIONAL


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

American Century International, (the "portfolio") a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects the period from the inception date of the portfolio, which was May 1, 2001, to the report date.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance worth procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

D. Forward Foreign Currency Contracts

The portfolio is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counterparties to meet the terms of their contracts. The open forward currency contracts at June 30, 2001 are listed in the Schedule of Investments.

E. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

                   AEGON/Transamerica Series Fund, Inc. 391

--------------------------------------------------------------------------------
   AMERICAN CENTURY INTERNATIONAL


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 1--(continued)

F. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

G. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2--INVESTMENT ADVISORY AND
       TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              1.00 %        1.50 %

AEGON/Transamerica Advisers receives compensation for its services at 1.00 % of the first $ 50 million of the portfolio's average daily net assets; .95 % of daily net assets over $ 50 million up to $ 150 million; .90 % of daily net assets over $ 150 million up to $ 500 million; and .85 % of daily net assets in excess of $ 500 million.

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with American Century Investment Management, Inc. ("American Century") to provide investment services to the portfolio and compensates American Century as described in the Fund's Statement of Additional Information.

American Century may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or American Century. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or American Century during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, there was no allocation of the market value of invested plan amounts to the portfolio.

                   AEGON/Transamerica Series Fund, Inc. 392

--------------------------------------------------------------------------------
   AMERICAN CENTURY INTERNATIONAL


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

            Purchases of securities:
              Long-term excluding U.S. Government............ $ 874
              U.S. Government................................     0

            Proceeds from maturities and sales of securities:
              Long-term excluding U.S. Government............   146
              U.S. Government................................     0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                               June 30, 2001/(1)/
                                               -----------------
               Shares issued..................        180
               Shares issued - reinvestment of
                dividends and distributions...          0
               Shares redeemed................       (107)
                                                     ----
               Increase (decrease) in shares
                outstanding...................         73
                                                     ====

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are as follows:

               Federal tax cost basis.................... $ 712
                                                          =====
               Unrealized appreciation................... $  14
               Unrealized (depreciation).................   (39)
                                                          -----
               Net unrealized appreciation (depreciation) $ (25)
                                                          =====

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A).

                   AEGON/Transamerica Series Fund, Inc. 393

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                 American Century Investment Management, Inc.
                               4500 Main Street
                             Kansas City, MO 64111

                               AEGON/Transamerica

                                Series Fund, Inc.

                         Formerly, WRL Series Fund, Inc.

                                American Century
                                 Income & Growth

                       Semi-Annual Report | June 30, 2001


August 2001
ACC00001-8/01

AMERICAN CENTURY INCOME & GROWTH

 ...seeks dividend growth current income and capital appreciation.

MARKET ENVIRONMENT

U.S. stocks finished slightly lower in the two months ended June 30, 2001 after gyrating with investors' expectations for the economy and corporate profits. Volatility ruled most sectors, with massive amounts of money shifting back and forth from one sector to another. When the dust settled, growth-oriented stocks narrowly outperformed value shares. Technology stocks were responsible for most of the Standard and Poor's 500 Composite Stock Index's ("S&P 500") negative return, while energy stocks declined in step with oil prices. On the positive side, financial stocks advanced through all the volatility.

PERFORMANCE

American Century Income & Growth commenced operations May 1, 2001. From inception, May 1, 2001 through June 30, 2001, American Century Income & Growth returned (1.30)%. By comparison, the S&P 500 returned (1.78)% for the same period. Strong stock selection in the energy, financial, and consumer cyclical sectors contributed to the portfolio's modest outperformance. By contrast, our healthcare holdings detracted from performance, due mainly to investments in the medical products industry.

STRATEGY REVIEW

The portfolio's management team continued its use of quantitative models along with active management and risk controls to select stocks. American Century Income & Growth maintains a structured, disciplined investment approach for both stock selection and portfolio construction, while incorporating both growth and value measures (with a value tilt) to seek consistent long-term performance.

OUTLOOK

The economic rebound will probably be rocky at best, causing more volatility in the financial markets. The economy is sputtering, and there's a great deal of debate about whether or not interest rate and tax cuts will hit the economy in time to avoid a recession. We think the eventual recovery is still a ways off. Whatever the scenario, we think the portfolio's value orientation and broad diversification, coupled with our disciplined quantitative process and risk controls, should help the portfolio in the months ahead.

/s/ John Schneidwind, CFA                 /s/ Kurt Bougwardt, CFA
--------------------------                -------------------------
JOHN SCHNEIDWIND, CFA                     KURT BOUGWARDT, CFA

                        American Century Income & Growth
                               Portfolio Managers


The views expressed in this commentary on American Century Income & Growth reflect those of the portfolio managers through the period ended June 30, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                    AEGON/Transamerica Series Fund, Inc. 396

AMERICAN CENTURY INCOME & GROWTH

The portfolio's value orientation and broad diversification should help in the months ahead.
                                                   [AMERICAN CENTURY LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.

American Century Income & Growth and the Standard and Poor's 500 Composite Stock Index.

[ ] American Century
    Income & Growth        $ 9,870

[ ] S&P 500                $ 9,822

Portfolio Average Annual Total Return
As of June 30, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years       10 Years        From Inception
--------------------------------------------------------------------------------
    N/A            N/A            N/A              (1.30)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                                 Portfolio          S&P Index
                 Inception 05/1/01                 $10,000            $10,000
                 Period Ended 06/30/01              $9,870             $9,822

* Inception

American Century Income & Growth commenced operations on 5/1/01. Due to its short term (two months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


Five Largest Holdings (% of Net Assets)
iShares S&P 500 Index Fund                          4.26 %
Citigroup Inc.                                      3.68 %
General Electric Company                            3.53 %
Microsoft Corporation                               2.79 %
Pfizer Inc.                                         2.65 %

Five Largest Industries (% of Net Assets)
Commercial Banks                                    9.40 %
Pharmaceuticals                                     8.96 %
Computer & Data Processing Services                 7.35 %
Petroleum Refining                                  6.18 %
Telecommunications                                  6.03 %

[GRAPHIC MATRIX]

Equity Matrix

Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.



This material must be preceded or accompanied by the Fund's current prospectus.


                    AEGON/Transamerica Series Fund, Inc. 397

--------------------------------------------------------------------------------
   AMERICAN CENTURY INCOME & GROWTH


   SCHEDULE OF INVESTMENTS
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                            Number of Market
                                             Shares   Value
                                            --------- ------
COMMON STOCKS (99.56 %) (c)

   Aerospace (1.76 %)

  Boeing Company (The).....................    165     $  9
  Lockheed Martin Corporation..............     20        1
  Northrop Grumman Corporation.............     30        2

   Amusement & Recreation Services (1.03 %)

  Disney (Walt) Company (The)..............    225        7

   Apparel & Accessory Stores (0.15 %)

  Talbots, Inc. (The)......................     15        1

   Automotive (1.03 %)

  Ford Motor Company.......................    185        5
  Magna International Inc. - Class A.......     40        2

   Beverages (0.88 %)

  Coca-Cola Company (The)..................     35        2
  PepsiCo, Inc.............................     82        4

   Business Services (0.74 %)

  Akamai Technologies, Inc. (a)............     25       (b)
  Manpower, Inc............................     10       (b)
  Omnicom Group, Inc.......................     16        1
  TMP Worldwide Inc. (a)...................     10        1
  Viad Corp................................    125        3

   Chemicals & Allied Products (1.91 %)

  Avon Products, Inc.......................     15        1
  Church & Dwight Co., Inc.................     15       (b)
  Clorox Company (The).....................     50        2
  Eastman Chemical Company.................     40        2
  Pharmacia Corporation....................     45        2
  Procter & Gamble Company (The)...........     85        5
  Smith International, Inc. (a)............     20        1

   Commercial Banks (9.40 %)

  AmSouth Bancorporation...................     50        1
  Bank of America Corporation..............    204       12
  Bank of New York Company, Inc. (The).....     25        1
  Citigroup Inc............................    460       25
  City National Corporation................     20        1
  Comerica Incorporated....................     35        2
  First Tennessee National Corporation.....     10       (b)
  First Union Corporation..................     65        2
  FleetBoston Financial Corporation........    240        9
  Greater Bay Bancorp......................     10       (b)
  Hibernia Corporation - Class A...........     15       (b)
  KeyCorp..................................     30        1
  Mellon Financial Corporation.............     15        1
  PNC Financial Services Group, Inc. (The)      15        1
  Silicon Valley Bancshares (a)............     50        1

                                           Number of Market
                                            Shares   Value
                                           --------- ------
COMMON STOCKS (continued)

   Commercial Banks (continued)

  Suntrust Banks, Incorporated............     10     $  1
  U. S. Bancorp...........................     75        2
  Union Planters Corporation..............     10       (b)
  UnionBanCal Corporation.................     60        2
  Wells Fargo & Company...................     30        1
  Zions Bancorporation....................     25        1

   Communication (0.59 %)

  Comcast Corporation - Class A (a).......     95        4

   Communications Equipment (1.18 %)

  Comverse Technology, Inc. (a)...........     20        1
  Corning Incorporated....................     55        1
  Digital Lightwave, Inc. (a).............     20        1
  L-3 Communications Holdings, Inc. (a)...     15        1
  Nortel Networks Corporation.............     55       (b)
  QUALCOMM Incorporated (a)...............     30        2
  Scientific-Atlanta, Inc.................     55        2
  UTStarcom, Inc. (a).....................     20       (b)

   Computer & Data Processing Services (7.35 %)

  Adobe Systems Incorporated..............     20        1
  AOL Time Warner Inc. (a)................    290       15
  Automatic Data Processing, Inc..........     20        1
  Cerner Corporation (a)..................     10       (b)
  Computer Associates International, Inc..     30        1
  Electronic Data Systems Corp............     75        5
  First Data Corporation..................     40        3
  Galileo International, Inc..............     15       (b)
  Mentor Graphics Corporation (a).........     70        1
  Microsoft Corporation (a)...............    252       19
  Oracle Corporation (a)..................    185        4
  VeriSign, Inc. (a)......................      5       (b)

   Computer & Office Equipment (4.56 %)

  Cisco Systems, Inc. (a).................    320        6
  Compaq Computer Corporation.............     70        1
  Dell Computer Corporation (a)...........    110        3
  EMC Corporation (a).....................    129        4
  Hewlett-Packard Company.................     25        1
  International Business Machines
   Corporation............................    106       12
  Pitney Bowes Inc........................     36        2
  Sun Microsystems, Inc. (a)..............    135        2

   Construction (0.59 %)

  Centex Corporation......................     10       (b)
  KB Home.................................     33        1
  Lennar Corporation......................     65        3
  Pulte Corporation.......................     10       (b)

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 398

--------------------------------------------------------------------------------
   AMERICAN CENTURY INCOME & GROWTH


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                     Number of Market
                                                      Shares   Value
                                                     --------- ------
          COMMON STOCKS (continued)

             Department Stores (2.35 %)

            Federated Department Stores, Inc. (a)...     76     $  3
            May Department Stores Company (The)          90        3
            Sears, Roebuck and Co...................    230       10

             Electric Services (2.35 %)

            Entergy Corporation.....................    130        5
            GPU, Inc................................     10       (b)
            PPL Corporation.........................     40        2
            Puget Energy, Inc.......................     50        1
            Reliant Energy, Incorporated............    145        5
            TXU Corp................................     70        3

             Electric, Gas & Sanitary Services (1.18 %)

            ALLETE..................................     45        1
            Ameren Corporation......................     15        1
            CMS Energy Corporation..................     35        1
            Exelon Corporation......................      7       (b)
            Sempra Energy...........................    135        4
            UtiliCorp United, Inc...................     35        1

             Electronic & Other Electric Equipment (4.12 %)

            C&D Technologies, Inc...................     20        1
            Cooper Industries, Inc..................     20        1
            Eaton Corporation.......................      5       (b)
            Emerson Electric Co.....................     10        1
            General Electric Company................    473       24
            Whirlpool Corp..........................     10        1

             Electronic Components & Accessories (3.09 %)

            Advanced Micro Devices, Inc. (a)........     30        1
            Amphenol Corporation - Class A (a)......     18        1
            Analog Devices, Inc. (a)................     35        2
            Integrated Device Technology, Inc. (a)..     60        2
            Intel Corporation.......................    275        8
            International Rectifier Corporation (a).     50        2
            JDS Uniphase Corporation (a)............     20       (b)
            Linear Technology Corporation...........     60        3
            Maxim Integrated Products (a)...........     10       (b)
            Micron Technology, Inc. (a).............     30        1
            NVIDIA Corporation (a)..................      4       (b)
            Sanmina Corporation (a).................     23        1
            Texas Instruments Incorporated..........     10       (b)

             Fabricated Metal Products (0.29 %)

            Fortune Brands, Inc.....................     15        1
            Stanley Works (The).....................     35        1

             Finance (4.26 %)

            iShares S&P 500 Index Fund..............    230       29

                                                   Number of Market
                                                    Shares   Value
                                                   --------- ------
             COMMON STOCKS (continued)

                Food & Kindred Products (1.76 %)

               Archer Daniels Midland Co..........    195     $  3
               ConAgra Foods, Inc.................    123        2
               Hormel Foods Corporation...........     15       (b)
               Kellogg Company....................     20        1
               Kraft Foods, Inc. - Class A (a)....     80        2
               Sara Lee Corporation...............     35        1
               Unilever NV - NY Shares............     45        3

                Food Stores (0.15 %)

               Safeway Inc. (a)...................     15        1

                Furniture & Fixtures (0.29 %)

               Johnson Controls, Inc..............     14        1
               Lear Corporation (a)...............     25        1

                Furniture & Home Furnishings Stores (0.15 %)

               Pier 1 Imports, Inc................     60        1

                Gas Production & Distribution (0.59 %)

               Keyspan Corporation................     60        2
               Nicor Inc..........................     30        1
               Peoples Energy Corporation.........     25        1

                Holding & Other Investment Offices (0.29 %)

               CarrAmerica Realty Corporation.....     20        1
               Plum Creek Timber Company, Inc.....     31        1

                Industrial Machinery & Equipment (4.12 %)

               Applied Materials, Inc. (a)........     40        2
               Black & Decker Corporation (The)...     10       (b)
               Brunswick Corporation..............     80        2
               Caterpillar, Inc...................     15        1
               Deere & Company....................     13       (b)
               Ingersoll-Rand Company.............     10       (b)
               ITT Industries, Inc................     80        4
               Lam Research Corporation (a).......     30        1
               Novellus Systems, Inc. (a).........     30        2
               Pall Corporation...................     55        1
               SPX Corporation (a)................      5        1
               Tyco International Ltd.............    219       12
               York International Corporation.....     50        2

                Instruments & Related Products (1.18 %)

               Bausch & Lomb Incorporated.........     10       (b)
               Cytyc Corporation (a)..............     20       (b)
               Eastman Kodak Company..............     12        1
               KLA - Tencor Corporation (a).......     37        2
               PerkinElmer, Inc...................     85        2
               Rockwell International Corporation.     45        2
               Tektronix, Inc. (a)................     30        1
               Thermo Electron Corporation (a)....     15       (b)

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 399

--------------------------------------------------------------------------------
   AMERICAN CENTURY INCOME & GROWTH


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                          Number of Market
                                                           Shares   Value
                                                          --------- ------
    COMMON STOCKS (continued)

       Insurance (3.68 %)

      Allstate Corporation (The).........................     10    $   (b)
      American International Group, Inc..................     31         3
      Cigna Corporation..................................     55         5
      CNA Financial Corporation (a)......................     20         1
      Fidelity National Financial, Inc...................     55         1
      Health Net Inc. (a)................................     33         1
      Loews Corporation..................................    130         8
      Old Republic International Corp....................     70         2
      Oxford Health Plans, Inc. (a)......................     65         2
      Radian Group, Inc..................................     10        (b)
      WellPoint Health Networks Inc. (a).................     25         2

       Insurance Agents, Brokers & Service (0.29 %)

      Gallagher (Arthur J.) & Co.........................     20         1
      Hartford  Financial  Services  Group,  Inc.  (The)       5        (b)
      MetLife, Inc.......................................     35         1

       Life Insurance (0.74 %)

      Lincoln National Corporation.......................    105         5

       Lumber & Wood Products (0.74 %)

      Rayonier, Inc......................................     20         1
      Weyerhaeuser Company...............................     65         4

       Management Services (0.15 %)

      Paychex, Inc.......................................     25         1

       Manufacturing Industries (0.15 %)

      Callaway Golf Company..............................     25        (b)
      International Game Technology (a)..................     15         1

       Medical Instruments & Supplies (0.29 %)

      Bard, (C.R.) Inc...................................     25         1
      Baxter International Inc...........................     20         1

       Metal Cans & Shipping Containers (0.29 %)

      Ball Corporation...................................     32         2

       Mortgage Bankers & Brokers (0.59 %)

      Countrywide Credit Industries, Inc.................     72         3
      GreenPoint Financial Corp..........................     35         1

       Oil & Gas Extraction (3.24 %)

      Kerr-McGee Corporation.............................    134         9
      Noble Drilling Corporation (a).....................     20         1
      Occidental Petroleum Corporation...................    395        11
      Schlumberger Limited...............................     10         1

                                                         Number of Market
                                                          Shares   Value
                                                         --------- ------
       COMMON STOCKS (continued)

          Paper & Allied Products (0.74 %)

         Bemis Company, Inc.............................     15     $  1
         Bowater Incorporated...........................     15        1
         International Paper Company....................     20        1
         Pactiv Corporation (a).........................     50        1
         Westvaco Corporation...........................     48        1

          Personal Credit Institutions (0.29 %)

         Metris Companies Inc...........................     65        2

          Personal Services (0.15 %)

         Block, (H & R) Inc.............................     10        1

          Petroleum Refining (6.18 %)

         Amerada Hess Corporation.......................     40        3
         Chevron Corporation............................     95        9
         Exxon Mobil Corporation........................    186       17
         Lyondell Chemical Company......................    125        2
         Phillips Petroleum Company.....................     10        1
         Royal Dutch Petroleum Company -
          NY Registered Shares..........................     85        5
         Ultramar Diamond
          Shamrock Corporation..........................     49        2
         USX-Marathon Group.............................    105        3

          Pharmaceuticals (8.96 %)

         American Home Products Corporation.............     28        2
         Bristol-Myers Squibb Co........................    105        5
         Forest Laboratories, Inc. (a)..................     25        2
         IVAX Corporation (a)...........................     25        1
         Johnson & Johnson..............................    329       17
         Lilly (Eli) and Company........................     45        3
         Merck & Co., Inc...............................    162       10
         Pfizer Inc.....................................    431       18
         Schering-Plough Corporation....................     70        3

          Primary Metal Industries (0.44 %)

         Engelhard Corporation..........................     65        2
         Inco Limited (a)...............................     60        1

          Printing & Publishing (0.74 %)

         Deluxe Corporation.............................    122        4
         Gannett Co., Inc...............................     20        1

          Radio & Television Broadcasting (0.15 %)

         USA Networks, Inc. (a).........................     50        1

          Radio, Television, & Computer Stores (0.44 %)

         Best Buy Co., Inc. (a).........................     25        2
         Circuit City Stores, Inc. - Circuit City Group      40        1
         RadioShack Corporation.........................     15       (b)

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 400

--------------------------------------------------------------------------------
   AMERICAN CENTURY INCOME & GROWTH


   SCHEDULE OF INVESTMENTS (continued)
   At June 30, 2001
   (all amounts except share amounts in thousands)
   (unaudited)

                                                      Number of Market
                                                       Shares   Value
                                                      --------- ------
         COMMON STOCKS (continued)

            Railroads (0.44 %)

           Burlington Northern Santa Fe Corp.........     15     $ (b)
           Canadian Pacific Limited..................     45        2
           Union Pacific Corporation.................     10        1

            Restaurants (0.15 %)

           Darden Restaurants, Inc...................     41        1

            Retail Trade (0.15 %)

           Michaels Stores, Inc. (a).................     10       (b)
           Tiffany & Co..............................     10       (b)
           Zale Corporation (a)......................     30        1

            Rubber & Misc. Plastic Products (0.29 %)

           Cooper Tire & Rubber Company..............     30       (b)
           Tupperware Corporation....................     75        2

            Savings Institutions (0.44 %)

           Washington Mutual, Inc....................     75        3

            Security & Commodity Brokers (1.77 %)

           Bear Stearns Companies Inc. (The).........     23        1
           Goldman Sachs Group, Inc. (The)...........      5       (b)
           Lehman Brothers Holdings Inc..............     55        4
           Merrill Lynch & Co., Inc..................     35        2
           Morgan Stanley Dean Witter & Co...........     85        5

            Shoe Stores (0.15 %)

           Venator Group, Inc. (a)...................     50        1

            Telecommunications (6.03 %)

           AT&T Corp.................................    110        2
           BellSouth Corporation.....................    190        8
           Global Crossing Ltd. (a)..................     75        1
           Nextel Communications, Inc. - Class A (a).     20       (b)
           Qwest Communications International Inc....    100        3
           SBC Communications Inc....................    220        9
           Sprint Corporation (FON Group)............     95        2
           Telephone and Data Systems, Inc...........     15        2
           Verizon Communications, Inc...............    225       12
           WorldCom, Inc. - MCI Group (a)............      5       (b)
           WorldCom, Inc. - WorldCom Group (a).......    140        2

            Tobacco Products (0.59 %)

           Philip Morris Companies Inc...............     81        4

            Transportation Equipment (0.29 %)

           General Dynamics Corporation..............     25        2

            U.S. Government Agencies (1.91 %)

           Fannie Mae................................    101        9
           Freddie Mac...............................     63        4

                                                    Number of Market
                                                     Shares   Value
                                                    --------- ------
           COMMON STOCKS (continued)

              Variety Stores (1.03 %)

             Wal-Mart Stores, Inc..................      135  $   7

              Water Transportation (0.29 %)

             Carnival Corporation..................       75      2

              Wholesale Trade Durable Goods (0.15 %)

             Tech Data Corporation (a).............       30      1

              Wholesale Trade Nondurable Goods (0.29 %)

             SUPERVALU INC.........................      110      2
             SYSCO Corporation.....................       10     (b)
                                                              -----
            Total Common Stocks
            (cost: $ 690)...................................    677
                                                              -----
            Total Investment Securities
            (cost: $ 690)...................................  $ 677
                                                              =====

           SUMMARY

             Investments, at market value..........  99.56 %  $ 677
             Other assets in excess of liabilities.   0.44 %      3
                                                    --------  -----
             Net assets............................ 100.00 %  $ 680
                                                    ========  =====

NOTES TO SCHEDULE OF INVESTMENTS:
(a)No dividends were paid during the preceding twelve months.
(b)Market value is less than $ 1.
(c)The following industries have been omitted from the Schedule of Investments because their percentage of Net assets is less than 0.01 %, and the market value is less than $ 1. The securities in those categories are detailed below.

                     Industry                    Security
                     --------                    --------
            Air Transportation         Delta Air Lines, Inc.
            Apparel & Accessory Stores Liz Claiborne, Inc.
            Drug Stores &
             Proprietary Stores        CVS Corporation
                                       Longs Drug Store Corporation
            Electrical Goods           Avnet, Inc.
            Lumber & Other Building
             Materials                 Home Depot, Inc. (The)
            Mining                     Arch Coal, Inc.
            Stone, Clay & Glass
             Products                  Newell Rubbermaid Inc.

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 401

--------------------------------------------------------------------------------
   AMERICAN CENTURY INCOME & GROWTH


   STATEMENT OF ASSETS AND LIABILITIES
   At June 30, 2001
   (all amounts except per share amounts in thousands)
   (unaudited)

Assets:
  Investments in securities, at cost......................... $   690
                                                              =======
  Investments in securities, at market value.................     677
  Cash.......................................................       7
  Cash collateral for securities on loan.....................       0
  Receivables:
   Securities sold...........................................       1
   Interest..................................................       0
   Dividends.................................................       0
   Dividend reclaims receivable..............................       0
   Other.....................................................       0
                                                              -------
    Total assets.............................................     685
                                                              -------
Liabilities:
  Securities purchased.......................................       5
  Accounts payable and accrued liabilities:
   Investment advisory fees..................................       0
   Dividends to shareholders.................................       0
   Deposits for securities on loan...........................       0
   Other fees................................................       0
                                                              -------
    Total liabilities........................................       5
                                                              -------
      Net assets............................................. $   680
                                                              =======
Net Assets Consists of:
  Capital stock shares authorized............................  50,000
                                                              =======
  Capital stock ($ .01 par value)............................       1
  Additional paid-in capital.................................     693
  Accumulated undistributed (distributions in excess of) net
   investment income (loss)..................................      (1)
  Accumulated undistributed net realized gain (loss) on
   investment securities.....................................       0
  Net unrealized appreciation (depreciation) on investment
   securities................................................     (13)
                                                              -------
  Net assets applicable to outstanding shares of capital..... $   680
                                                              =======
  Shares outstanding.........................................      69
                                                              =======
  Net asset value and offering price per share............... $  9.87
                                                              =======

STATEMENT OF OPERATIONS
Period ended June 30, 2001/(1)/
(all amounts in thousands)
(unaudited)

       Investment Income:
         Interest................................................. $   0
         Dividends................................................     2
                                                                   -----
           Total investment income................................     2
                                                                   -----
       Expenses:
         Investment advisory fees.................................     3
         Printing and shareholder reports.........................     0
         Custody fees.............................................     7
         Administrative service fees..............................     0
         Legal fees...............................................     0
         Auditing and accounting fees.............................     1
         Directors fees...........................................     0
         Registration fees........................................     0
         Other fees...............................................     0
                                                                   -----
           Total expenses.........................................    11
       Less:
         Advisory fee waiver......................................     8
         Fees paid indirectly.....................................     0
                                                                   -----
           Net expenses...........................................     3
                                                                   -----
         Net investment income (loss).............................    (1)
                                                                   -----
       Realized and Unrealized Gain (Loss):
         Net realized gain (loss) on investment securities........     0
         Change in unrealized appreciation (depreciation) on
          investment securities...................................   (13)
                                                                   -----
         Net gain (loss) on investment securities.................   (13)
                                                                   -----
           Net increase (decrease) in net assets resulting from
            operations............................................ $ (14)
                                                                   =====

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 402

--------------------------------------------------------------------------------
   AMERICAN CENTURY INCOME & GROWTH


   STATEMENT OF CHANGES IN NET ASSETS
   For the period ended
   (all amounts in thousands)
   (unaudited)

                                                             June 30,
                                                             2001/(1)/
                                                             --------
         Operations:
          Net investment income (loss)...................... $    (1)
          Net realized gain (loss) on investment
            securities......................................       0
          Change in unrealized appreciation (depreciation)
            on investment securities........................     (13)
                                                             -------
          Net increase (decrease) in net assets resulting
            from operations.................................     (14)
                                                             -------
         Distribution to Shareholders:
          Net investment income.............................       0
          In excess of net investment income................       0
          Net realized gains................................       0
          In excess of net realized gains...................       0
                                                             -------
            Total distributions.............................       0
                                                             -------
         Capital Share Transactions/(4)/:
          Net proceeds from sales of shares.................     694
          Dividends and distributions reinvested............       0
          Cost of shares redeemed...........................       0
                                                             -------
            Increase (decrease) in net assets from capital
             share transactions.............................     694
                                                             -------
          Net increase (decrease) in net assets.............     680

         Net Assets:
          Beginning of period...............................       0
                                                             -------
          End of period..................................... $   680
                                                             =======
          Undistributed (distributions in excess of) net
            investment income............................... $    (1)
                                                             =======

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                      June 30,
                                                                      2000/(1)/
                                                                      ---------
Net asset value, beginning of period................................. $   10.00
                                                                      ---------
  Income from operations:
   Net investment income (loss)......................................      0.01
   Net realized and unrealized gain (loss) on investments............     (0.14)
                                                                      ---------
    Net income (loss) from operations................................     (0.13)
                                                                      ---------
  Distributions:
   Dividends from net investment income..............................      0.00
   Dividends in excess of net investment income......................      0.00
   Distributions from net realized gains on investments..............      0.00
   Distributions in excess of net realized gains on investments......      0.00
                                                                      ---------
    Total distributions..............................................      0.00
                                                                      ---------
Net asset value, end of period....................................... $    9.87
                                                                      =========
Total return.........................................................   (1.30)%
Ratios and supplemental data:
   Net assets at end of period (in thousands)........................ $     680
   Ratio of total expenses to average net assets/(6)/................    9.41 %
   Ratio of net expenses to average net assets/(6)/..................    1.40 %
   Ratio of net investment income (loss) to average net assets/(6)/..    0.56 %
   Portfolio turnover rate...........................................    3.77 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc. 403

--------------------------------------------------------------------------------
   AMERICAN CENTURY INCOME & GROWTH


   NOTES TO THE FINANCIAL STATEMENTS
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

American Century Income & Growth, (the "portfolio") a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund, Inc. and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects the period from the inception date of the portfolio, which was May 1, 2001, to the report date.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.


C. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

D. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the portfolio's shareholders for federal income tax purposes.

E. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

                   AEGON/Transamerica Series Fund, Inc. 404

--------------------------------------------------------------------------------
   AMERICAN CENTURY INCOME & GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)


NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. Investment Advisory Fees

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

                           Advisory Fee Expense Limit
                           ------------ -------------
                              0.90 %        140 %

AEGON/Transamerica Advisers receives compensation for its services at .90 % of the first $ 100 million of the portfolio's average daily net assets; .85 % of average daily net assets over $ 100 million up to $ 250 million; and .80 % of average daily net assets in excess of $ 250 million.

B. Sub-Advisers

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with American Century Investment Management, Inc. ("American Century") to provide investment services to the portfolio and compensates American Century as described in the Fund's Statement of Additional Information.

American Century may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or American Century. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or American Century during the period ended June 30, 2001.

C. Administrative Services

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not specifically attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund.

These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, there was no allocation of the market value of invested plan amounts to the portfolio.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government............ $ 701
  U.S. Government................................    12

Proceeds from maturities and sales of securities:
  Long-term excluding U.S. Government............    22
  U.S. Government................................     0


                   AEGON/Transamerica Series Fund, Inc. 405

--------------------------------------------------------------------------------
   AMERICAN CENTURY INCOME & GROWTH


   NOTES TO THE FINANCIAL STATEMENTS (continued)
   At June 30, 2001
   (all amounts in thousands)
   (unaudited)

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the period ended:

                                  June 30,
                                  2001/(1)/
-                                 --------
Shares issued....................    69
Shares issued - reinvestment of
 dividends and distributions.....     0
Shares redeemed..................     0
                                     --
Net increase (decrease) in shares
 outstanding.....................    69
                                     ==

NOTE 5--FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions for accounting purposes are also attributed to the portfolio for federal income tax purposes.

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2001, are follows:

Federal tax cost basis.................... $ 691
                                            =====
Unrealized appreciation................... $  17
Unrealized (depreciation).................   (31)
                                            -----
Net unrealized appreciation (depreciation) $ (14)
                                            =====

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets equals total expenses less the advisory fee waiver (see Note 2A).

                   AEGON/Transamerica Series Fund, Inc. 406

                 [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                     AEGON/Transamerica Series Fund, Inc.

              Office of the AEGON/Transamerica Series Fund, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716
                                1-800-851-9777

    Independent Certified Public Accountants:           Custodian:
           PricewaterhouseCoopers LLP         Investors Bank & Trust Company
             400 North Ashley Street               200 Clarendon Street
                   Suite 2800                           16th Floor
                 Tampa, FL 33602                     Boston, MA 02116

                              Investment Adviser:
                    AEGON/Transamerica Fund Advisers, Inc.
                             570 Carillon Parkway
                           St. Petersburg, FL 33716

                                 Sub-Adviser:
                 American Century Investment Management, Inc.
                               4500 Main Street
                             Kansas City, MO 64111

--------------------------------------------------------------------------------
   WRL FREEDOM ATTAINER(R) VARIABLE ANNUITY


   WRL QUARTERLY SUBACCOUNT PERFORMANCE
   At June 30, 2001

-                                                Standard Average Annual Total Returns
                                       Inception  One     Three   Five    Ten Years or
Subaccount                               Date     Year    Years   Years    Inception

WRL J.P. Morgan Money Market
 2.48 % Current Yield/ (1)+/           02/24/89   (1.67)%  2.74 %  3.60 %      3.22 %
WRL AEGON Bond+                        02/24/89    2.97 %  2.65 %  4.99 %      6.21 %
WRL Janus Growth+                      02/24/89  (45.91)%  2.20 % 11.78 %     13.65 %
WRL Janus Global /(3)/                 12/03/92  (36.77)%  4.58 % 13.15 %     16.25 %
WRL LKCM Strategic Total Return        03/01/93  (10.76)%  0.18 %  7.00 %      9.01 %
WRL Van Kampen Emerging Growth         03/01/93  (45.79)% 13.49 % 16.76 %     18.82 %
WRL Alger Aggressive Growth            03/01/94  (41.16)%  3.67 % 12.95 %     13.94 %
WRL AEGON Balanced                     03/01/94   (2.99)%  0.53 %  5.77 %      5.92 %
WRL Federated Growth & Income          03/01/94   26.89 %  9.27 % 11.79 %     10.96 %
WRL Dean Asset Allocation              01/03/95   14.91 %  3.15 %  8.31 %     10.07 %
WRL C.A.S.E. Growth                    05/01/95  (30.49)% (2.89)%  3.90 %      7.49 %
WRL NWQ Value Equity                   05/01/96    9.02 %  2.08 %  9.62 %      9.69 %
WRL GE International Equity            01/02/97  (32.41)% (6.38)%    n/a       1.06 %
WRL GE U.S. Equity                     01/02/97  (13.56)%  3.44 %    n/a      11.24 %
WRL Third Avenue Value                 01/02/98   10.80 % 15.34 %    n/a      11.68 %
WRL J.P. Morgan Real Estate Securities 05/01/98   14.90 %  3.07 %    n/a       2.41 %
WRL Goldman Sachs Growth               05/03/99  (22.66)%   n/a      n/a      (2.95)%
WRL Munder Net50 /(4)/                 05/03/99   (9.56)%   n/a      n/a       5.15 %
WRL T. Rowe Price Dividend Growth      05/03/99   (2.80)%   n/a      n/a      (3.72)%
WRL T. Rowe Price Small Cap            05/03/99  (25.10)%   n/a      n/a       6.31 %
WRL Salomon All Cap                    05/03/99   (0.18)%   n/a      n/a      15.30 %
WRL Pilgrim Baxter Mid Cap Growth      05/03/99  (53.70)%   n/a      n/a       3.84 %
WRL Dreyfus Mid Cap                    05/03/99   (6.46)%   n/a      n/a       5.02 %
WRL Value Line Aggressive Growth       05/01/00  (25.37)%   n/a      n/a     (18.94)%
WRL Great Companies - America/SM/      05/01/00  (11.76)%   n/a      n/a      (6.96)%
WRL Great Companies - Technology/SM/   05/01/00  (60.31)%   n/a      n/a     (53.19)%
WRL Great Companies - Global/2/ /(2)/  09/01/00     n/a     n/a      n/a     (34.38)%
WRL Gabelli Global Growth /(2)/        09/01/00     n/a     n/a      n/a     (20.53)%
WRL LKCM Capital Growth/ (2)/          12/01/00     n/a     n/a      n/a     (26.20)%
Fidelity VIP III Growth Opportunities  05/01/00  (28.73)%   n/a      n/a     (25.31)%
Fidelity VIP II Contrafund(R)          05/01/00  (22.13)%   n/a      n/a     (19.63)%
Fidelity VIP Equity-Income             05/01/00    2.67 %   n/a      n/a       1.52 %

 + Shows ten year performance.
(1)The current yield, which is for the seven day period ended 06/30/01, more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return. An investment in WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $ 1.00 per share, it is possible to lose money by investing in this subaccount.
(2)Not annualized.
(3)Effective September 1, 2000, WRL Janus Global is not available to new investors.
(4)Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, the underlying portfolio is sub-advised by Munder Capital Management. Effective May 29, 2001, this subaccount's underlying portfolio has a new investment objective.
The total return is based on the subaccount's historical performance and neither indicates nor guarantees future investment results. The total return and value of a subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.

The inception date refers to the date when the separate account first invested in the underlying portfolios.

All calculations reflect the mortality and expense risk charge, administrative charge and a $ 30 annual Contract charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes. The "returns" assume a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a five-year declining withdrawal charge which is initially a maximum of 6 % of the amount of the purchase payment surrendered or withdrawn.

This information must be preceded or accompanied by a currently effective prospectus for WRL Freedom Attainer(R) Variable Annuity and its Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.
                    WRL Quarterly Subaccount Performance 1

--------------------------------------------------------------------------------
   WRL FREEDOM BELLWETHER(R) VARIABLE ANNUITY


   WRL QUARTERLY SUBACCOUNT PERFORMANCE
   At June 30, 2001

-                                                Standard Average Annual Total Returns
                                       Inception  One     Three   Five    Ten Years or
Subaccount                               Date     Year    Years   Years    Inception

WRL J.P. Morgan Money Market
 2.33 % Current Yield /(1)+/           02/24/89    4.22 %  3.88 %  3.83 %      3.11 %
WRL AEGON Bond+                        02/24/89    8.85 %  3.79 %  5.20 %      6.10 %
WRL Janus Growth+                      02/24/89  (39.97)%  3.35 % 11.92 %     13.60 %
WRL Janus Global /(3)/                 12/03/92  (30.85)%  5.67 % 13.27 %     16.13 %
WRL LKCM Strategic Total Return        03/01/93   (4.87)%  1.38 %  7.18 %      8.90 %
WRL Van Kampen Emerging Growth         03/01/93  (39.85)% 14.39 % 16.85 %     18.69 %
WRL Alger Aggressive Growth            03/01/94  (35.23)%  4.79 % 13.07 %     13.82 %
WRL AEGON Balanced                     03/01/94    2.90 %  1.72 %  5.97 %      5.81 %
WRL Federated Growth & Income          03/01/94   32.75 % 10.26 % 11.93 %     10.84 %
WRL Dean Asset Allocation              01/03/95   20.79 %  4.28 %  8.48 %      9.95 %
WRL C.A.S.E. Growth                    05/01/95  (24.57)% (1.60)%  4.13 %      7.38 %
WRL NWQ Value Equity                   05/01/96   14.89 %  3.24 %  9.78 %      9.58 %
WRL GE International Equity            01/02/97  (26.49)% (4.98)%    n/a       1.38 %
WRL GE U.S. Equity                     01/02/97   (7.66)%  4.56 %    n/a      11.42 %
WRL Third Avenue Value                 01/02/98   16.68 % 16.21 %    n/a      12.20 %
WRL J.P. Morgan Real Estate Securities 05/01/98   20.77 %  4.20 %    n/a       3.19 %
WRL Goldman Sachs Growth               05/03/99  (16.75)%   n/a      n/a      (1.16)%
WRL Munder Net50 /(4)/                 05/03/99   (3.67)%   n/a      n/a       6.76 %
WRL T. Rowe Price Dividend Growth      05/03/99    3.09 %   n/a      n/a      (1.92)%
WRL T. Rowe Price Small Cap            05/03/99  (19.19)%   n/a      n/a       7.90 %
WRL Salomon All Cap                    05/03/99    5.70 %   n/a      n/a      16.74 %
WRL Pilgrim Baxter Mid Cap Growth      05/03/99  (47.76)%   n/a      n/a       5.48 %
WRL Dreyfus Mid Cap                    05/03/99   (0.57)%   n/a      n/a       6.64 %
WRL Value Line Aggressive Growth       05/01/00  (19.46)%   n/a      n/a     (13.71)%
WRL Great Companies - America/SM/      05/01/00   (5.86)%   n/a      n/a      (1.85)%
WRL Great Companies - Technology/SM/   05/01/00  (54.36)%   n/a      n/a     (47.46)%
WRL Great Companies - Global/2 (2)/    09/01/00     n/a     n/a      n/a     (28.42)%
WRL Gabelli Global Growth /(2)/        09/01/00     n/a     n/a      n/a     (14.64)%
WRL LKCM Capital Growth /(2)/          12/01/00     n/a     n/a      n/a     (20.26)%
Fidelity VIP III Growth Opportunities  05/01/00  (22.81)%   n/a      n/a     (20.01)%
Fidelity VIP II Contrafund(R)          05/01/00  (16.22)%   n/a      n/a     (14.39)%
Fidelity VIP Equity-Income             05/01/00    8.55 %   n/a      n/a       6.54 %

 + Shows ten year performance.
(1)The current yield, which is for the seven day period ended 06/30/01, more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return. An investment in WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $ 1.00 per share, it is possible to lose money by investing in this subaccount.
(2)Not annualized.
(3)Effective September 1, 2000, WRL Janus Global is not available to new investors.
(4)Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, the underlying portfolio is sub-advised by Munder Capital Management. Effective May 29, 2001, this subaccount's underlying portfolio has a new investment objective.
The total return is based on the subaccount's historical performance and neither indicates nor guarantees future investment results. The total return and value of a subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.

The inception date refers to the date when the separate account first invested in the underlying portfolios.

All calculations reflect the mortality and expense risk charge, administrative charge and a $ 30 annual Contract charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes.

This information must be preceded or accompanied by a currently effective prospectus for WRL Freedom Bellwether(R) Variable Annuity and its Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.
                    WRL Quarterly Subaccount Performance 2

--------------------------------------------------------------------------------
   WRL FREEDOM WEALTH CREATOR(R) VARIABLE ANNUITY


   WRL QUARTERLY SUBACCOUNT PERFORMANCE
   At June 30, 2001

-                                                Standard Average Annual Total Returns
                                       Inception  One     Three   Five    Ten Years or
Subaccount                               Date     Year    Years   Years    Inception

WRL J.P. Morgan Money Market
 2.33 % Current Yield /(1)+/           02/24/89   (3.88)%  1.88 %  3.03 %      3.01 %
WRL AEGON Bond+                        02/24/89    0.75 %  1.79 %  4.44 %      6.00 %
WRL Janus Growth+                      02/24/89  (48.03)%  1.34 % 11.29 %     13.49 %
WRL Janus Global /(3)/                 12/03/92  (38.91)%  3.75 % 12.66 %     16.01 %
WRL LKCM Strategic Total Return        03/01/93  (12.96)% (0.71)%  6.46 %      8.79 %
WRL Van Kampen Emerging Growth         03/01/93  (47.91)% 12.72 % 16.30 %     18.58 %
WRL Alger Aggressive Growth            03/01/94  (43.30)%  2.83 % 12.47 %     13.70 %
WRL AEGON Balanced                     03/01/94   (5.21)% (0.35)%  5.23 %      5.70 %
WRL Federated Growth & Income          03/01/94   24.62 %  8.48 % 11.30 %     10.73 %
WRL Dean Asset Allocation              01/03/95   12.67 %  2.30 %  7.79 %      9.66 %
WRL C.A.S.E. Growth                    05/01/95  (32.64)% (3.81)%  3.33 %      7.05 %
WRL NWQ Value Equity                   05/01/96    6.78 %  1.22 %  9.11 %      9.07 %
WRL GE International Equity            01/02/97  (34.56)% (7.35)%    n/a       0.41 %
WRL GE U.S. Equity                     01/02/97  (15.75)%  2.59 %    n/a      10.69 %
WRL Third Avenue Value                 01/02/98    8.56 % 14.59 %    n/a      11.00 %
WRL J.P. Morgan Real Estate Securities 05/01/98   12.65 %  2.22 %    n/a       1.59 %
WRL Goldman Sachs Growth               05/03/99  (24.83)%   n/a      n/a      (4.13)%
WRL Munder Net50 /(4)/                 05/03/99  (11.76)%   n/a      n/a       4.04 %
WRL T. Rowe Price Dividend Growth      05/03/99   (5.01)%   n/a      n/a      (4.91)%
WRL T. Rowe Price Small Cap            05/03/99  (27.27)%   n/a      n/a       5.21 %
WRL Salomon All Cap                    05/03/99   (2.40)%   n/a      n/a      14.27 %
WRL Pilgrim Baxter Mid Cap Growth      05/03/99  (55.81)%   n/a      n/a       2.72 %
WRL Dreyfus Mid Cap                    05/03/99   (8.67)%   n/a      n/a       3.91 %
WRL Value Line Aggressive Growth       05/01/00  (27.54)%   n/a      n/a     (20.01)%
WRL Great Companies - America/SM/      05/01/00  (13.95)%   n/a      n/a      (8.04)%
WRL Great Companies - Technology/SM/   05/01/00  (62.40)%   n/a      n/a     (54.28)%
WRL Great Companies - Global/2 (2)/    09/01/00     n/a     n/a      n/a     (36.46)%
WRL Gabelli Global Growth/ (2)/        09/01/00     n/a     n/a      n/a     (22.69)%
WRL LKCM Capital Growth/ (2)/          12/01/00     n/a     n/a      n/a     (28.28)%
Fidelity VIP III Growth Opportunities  05/01/00  (30.89)%   n/a      n/a     (26.38)%
Fidelity VIP II Contrafund(R)          05/01/00  (24.31)%   n/a      n/a     (20.70)%
Fidelity VIP Equity-Income             05/01/00    0.44 %   n/a      n/a       0.43 %

 + Shows ten year performance.
(1)The current yield, which is for the seven day period ended 06/30/01, more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return. An investment in WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $ 1.00 per share, it is possible to lose money by investing in this subaccount.
(2)Not annualized.
(3)Effective September 1, 2000, WRL Janus Global is not available to new investors.
(4)Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, the underlying portfolio is sub-advised by Munder Capital Management. Effective May 29, 2001, this subaccount's underlying portfolio has a new investment objective.
The total return is based on the subaccount's historical performance and neither indicates nor guarantees future investment results. The total return and value of a subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.

The inception date refers to the date when the separate account first invested in the underlying portfolios.

All calculations reflect the mortality and expense risk charge, administrative charge and a $ 35 annual Contract charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes. The "returns" assume a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a seven-year declining withdrawal charge which is initially a maximum of 8 % of the amount of the purchase payment surrendered or withdrawn.

This information must be preceded or accompanied by a currently effective prospectus for WRL Freedom Wealth Creator(R) Variable Annuity and its Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.
                    WRL Quarterly Subaccount Performance 3

--------------------------------------------------------------------------------
   WRL FREEDOM PREMIER(R) VARIABLE ANNUITY (STANDARD DEATH BENEFIT)


   WRL QUARTERLY SUBACCOUNT PERFORMANCE
   At June 30, 2001

                                                 Standard Average Annual Total Returns
-
                                       Inception  One     Three   Five    Ten Years or
Subaccount                               Date     Year    Years   Years    Inception

WRL J.P. Morgan Money Market
 2.33 % Current Yield/ (1)+/           02/24/89   (2.82)%  1.94 %  3.09 %      3.07 %
WRL AEGON Bond+                        02/24/89    1.81 %  1.85 %  4.50 %      6.06 %
WRL Janus Growth+                      02/24/89  (47.00)%  1.40 % 11.35 %     13.56 %
WRL Janus Global/ (3)/                 12/03/92  (37.87)%  3.81 % 12.73 %     16.08 %
WRL LKCM Strategic Total Return        03/01/93  (11.90)% (0.65)%  6.53 %      8.85 %
WRL Van Kampen Emerging Growth         03/01/93  (46.88)% 12.79 % 16.36 %     18.65 %
WRL Alger Aggressive Growth            03/01/94  (42.26)%  2.89 % 12.53 %     13.77 %
WRL AEGON Balanced                     03/01/94   (4.15)% (0.29)%  5.29 %      5.76 %
WRL Federated Growth & Income          03/01/94   25.69 %  8.54 % 11.37 %     10.80 %
WRL Dean Asset Allocation              01/03/95   13.74 %  2.36 %  7.85 %      9.73 %
WRL C.A.S.E. Growth                    05/01/95  (31.60)% (3.75)%  3.39 %      7.11 %
WRL NWQ Value Equity                   05/01/96    7.85 %  1.28 %  9.18 %      9.13 %
WRL GE International Equity            01/02/97  (33.52)% (7.29)%    n/a       0.47 %
WRL GE U.S. Equity                     01/02/97  (14.70)%  2.65 %    n/a      10.76 %
WRL Third Avenue Value                 01/02/98    9.63 % 14.66 %    n/a      11.07 %
WRL J.P. Morgan Real Estate Securities 05/01/98   13.72 %  2.28 %    n/a       1.65 %
WRL Goldman Sachs Growth               05/03/99  (23.78)%   n/a      n/a      (4.07)%
WRL Munder Net50 /(4)/                 05/03/99  (10.71)%   n/a      n/a       4.11 %
WRL T. Rowe Price Dividend Growth      05/03/99   (3.95)%   n/a      n/a      (4.85)%
WRL T. Rowe Price Small Cap            05/03/99  (26.22)%   n/a      n/a       5.28 %
WRL Salomon All Cap                    05/03/99   (1.34)%   n/a      n/a      14.34 %
WRL Pilgrim Baxter Mid Cap Growth      05/03/99  (54.78)%   n/a      n/a       2.79 %
WRL Dreyfus Mid Cap                    05/03/99   (7.61)%   n/a      n/a       3.98 %
WRL Value Line Aggressive Growth       05/01/00  (26.49)%   n/a      n/a     (19.96)%
WRL Great Companies - America/SM/      05/01/00  (12.90)%   n/a      n/a      (7.98)%
WRL Great Companies - Technology/SM/   05/01/00  (61.38)%   n/a      n/a     (54.24)%
WRL Great Companies - Global/2/ /(2)/  09/01/00     n/a     n/a      n/a     (35.43)%
WRL Gabelli Global Growth /(2)/        09/01/00     n/a     n/a      n/a     (21.66)%
WRL LKCM Capital Growth /(2)/          12/01/00     n/a     n/a      n/a     (27.27)%
Fidelity VIP III Growth Opportunities  05/01/00  (29.85)%   n/a      n/a     (26.34)%
Fidelity VIP II Contrafund(R)          05/01/00  (23.26)%   n/a      n/a     (20.65)%
Fidelity VIP Equity-Income             05/01/00    1.51 %   n/a      n/a       0.49 %

 + Shows ten year performance.
(1)The current yield, which is for the seven day period ended 06/30/01, more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return. An investment in WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $ 1.00 per share, it is possible to lose money by investing in this subaccount.
(2)Not annualized.
(3)Effective September 1, 2000, WRL Janus Global is not available to new investors.
(4)Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, the underlying portfolio is sub-advised by Munder Capital Management.
EffectiveMay 29, 2001, this subaccount's underlying portfolio has a new investment objective.
The total return is based on the subaccount's historical performance and neither indicates nor guarantees future investment results. The total return and value of a subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.

The inception date refers to the date when the separate account first invested in the underlying portfolios.

All calculations reflect the mortality and expense risk charge, administrative charge and a $ 30 annual Contract charge as charged to the Contract during the accumulation period. (If optional death benefit is elected, the mortality and expense risk charge is increased. The subaccount performance quoted herein does not reflect such increase and if it did, the performance quoted would be lower.) The calculations do not reflect any applicable premium taxes.

The ''returns'' assume a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a seven-year declining withdrawal charge which is initially a maximum of 7 % of the amount of the purchase payment surrendered or withdrawn.

This information must be preceded or accompanied by a currently effective prospectus for WRL Freedom Premier(R) Variable Annuity and its Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.
                    WRL Quarterly Subaccount Performance 4

--------------------------------------------------------------------------------
   WRL SERIES LIFE ACCOUNT


   WRL QUARTERLY SUBACCOUNT PERFORMANCE
   At June 30, 2001

-                                                     Standard Average Annual Total Returns
                                            Inception  One     Three   Five    Ten Years or
Subaccount                                  Date/(5)/  Year    Years   Years   Inception/(5)/

WRL J.P. Morgan Money Market
 2.84 % Current Yield /(1)+/                10/02/86    4.75 %  4.40 %  4.33 %      3.61 %
WRL AEGON Bond+                             10/02/86    9.42 %  4.34 %  5.76 %      6.65 %
WRL Janus Growth+                           10/02/86  (39.66)%  3.90 % 12.51 %     14.13 %
WRL Janus Global /(3)/ /(5)/                12/03/92  (30.48)%  6.23 % 13.86 %     16.75 %
WRL LKCM Strategic Total Return             03/01/93   (4.37)%  1.92 %  7.75 %      9.44 %
WRL Van Kampen Emerging Growth              03/01/93  (39.54)% 14.99 % 17.46 %     19.29 %
WRL Alger Aggressive Growth                 03/01/94  (34.89)%  5.34 % 13.67 %     14.38 %
WRL AEGON Balanced                          03/01/94    3.43 %  2.26 %  6.54 %      6.33 %
WRL Federated Growth & Income               03/01/94   33.44 % 10.84 % 12.52 %     11.39 %
WRL Dean Asset Allocation                   01/03/95   21.41 %  4.83 %  9.06 %     10.54 %
WRL C.A.S.E. Growth /(5)/                   05/01/95  (24.17)% (1.08)%  4.68 %      7.94 %
WRL NWQ Value Equity                        05/01/96   15.49 %  3.78 %    n/a      10.15 %
WRL GE International Equity                 01/02/97  (26.10)% (4.48)%    n/a       1.91 %
WRL GE U.S. Equity                          01/02/97   (7.18)%  5.11 %    n/a      12.01 %
WRL Third Avenue Value                      01/02/98   17.28 % 16.82 %    n/a      12.80 %
WRL J.P. Morgan Real Estate Securities      05/01/98   21.40 %  4.75 %    n/a       3.73 %
WRL Goldman Sachs Growth /(5)/              05/03/99  (16.31)%   n/a      n/a      (0.63)%
WRL Munder Net50 /(4)/ /(5)/                05/03/99   (3.16)%   n/a      n/a       7.34 %
WRL T. Rowe Price Dividend Growth /(5)/     05/03/99    3.63 %   n/a      n/a      (1.40)%
WRL T. Rowe Price Small Cap /(5)/           05/03/99  (18.77)%   n/a      n/a       8.48 %
WRL Salomon All Cap /(5)/                   05/03/99    6.25 %   n/a      n/a      17.37 %
WRL Pilgrim Baxter Mid Cap Growth /(5)/     05/03/99  (47.48)%   n/a      n/a       6.05 %
WRL Dreyfus Mid Cap /(5)/                   05/03/99   (0.05)%   n/a      n/a       7.21 %
WRL Value Line Aggressive Growth            05/01/00  (19.04)%   n/a      n/a     (13.20)%
WRL Great Companies - America/SM/           05/01/00   (5.37)%   n/a      n/a      (1.33)%
WRL Great Companies - Technology/SM/        05/01/00  (54.12)%   n/a      n/a     (47.05)%
WRL Great Companies - Global/2/ /(2)/       09/01/00     n/a     n/a      n/a     (28.09)%
WRL Gabelli Global Growth /(2)/             09/01/00     n/a     n/a      n/a     (14.18)%
WRL LKCM Capital Growth /(2)/ /(5)/         12/01/00     n/a     n/a      n/a     (20.02)%
Fidelity VIP III Growth Opportunities /(5)/ 01/03/95  (22.41)% (5.10)%  6.29 %     10.19 %
Fidelity VIP II Contrafund(R) /(5)/         01/03/95  (15.79)%  4.05 % 12.43 %     16.39 %
Fidelity VIP Equity-Income /(5)+/           10/09/86    9.12 %  3.75 % 10.88 %     14.33 %

 + Shows ten year performance.
(1)The current yield, which is for the seven day period ended 06/30/01, more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return. An investment in WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $ 1.00 per share, it is possible to lose money by investing in this subaccount.
(2)Not annualized.
(3)Effective September 1, 2000, WRL Janus Global is not available to new investors.
(4)Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, the underlying portfolio is sub-advised by Munder Capital Management. Effective May 29, 2001, this subaccount's underlying portfolio has a new investment objective.
(5)Underlying portfolios may have existed prior to the inception of the subaccount; therefore, performance is calculated using the actual fees and charges of WRL Series Life Account as if it was available on the dates shown.
WRL Series Life Account is the separate account holding the subaccounts, which contain the underlying investments for funding the variable universal life insurance products of Western Reserve Life Assurance Co. of Ohio: WRL Freedom Equity Protector(R), WRL Freedom Wealth Protector(R), WRL Financial Freedom Builder(R), and WRL Freedom Elite(R). The return for each subaccount reflects deductions for the policy's mortality and expense risk charge and investment advisory fees. The performance does not reflect the cost of insurance. Had these cost been reflected, each of the performance figures would be lower. Please note that past performance is no guarantee of future performance. Total return and principal value of a subaccount will fluctuate so that a Policy owners' units, when redeemed, may be worth more or less than their original cost.

Please refer to the hypothetical illustrations in the prospectus which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration which reflects all the charges that apply to a policy.

This information must be preceded or accompanied by a currently effective prospectus for WRL Freedom Wealth Protector(R), WRL Freedom Equity Protector(R), WRL Financial Freedom Builder(R), or WRL Freedom Elite(R), and its respective Investment Options. Read the prospectuses carefully before investing. This policy has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.
                    WRL Quarterly Subaccount Performance 5

--------------------------------------------------------------------------------
   AUSA SERIES LIFE ACCOUNT


   AUSA QUARTERLY SUBACCOUNT PERFORMANCE
   At June 30, 2001

-                                                     Standard Average Annual Total Returns
                                            Inception  One     Three   Five    Ten Years or
Subaccount                                  Date/(5)/  Year    Years   Years   Inception/(5)/

AUSA J.P. Morgan Money Market
  2.84 % Current Yield /(1)/ /(5)+/         10/02/86    4.75 %  4.40 %  4.33 %      3.61 %
AUSA AEGON Bond /(5)+/                      10/02/86    9.42 %  4.34 %  5.76 %      6.65 %
AUSA Janus Growth /(5)+/                    10/02/86  (39.66)%  3.90 % 12.51 %     14.13 %
AUSA Janus Global /(3)/ /(5)/               12/03/92  (30.48)%  6.23 % 13.86 %     16.75 %
AUSA LKCM Strategic Total Return /(5)/      03/01/93   (4.37)%  1.92 %  7.75 %      9.44 %
AUSA Van Kampen Emerging Growth /(5)/       03/01/93  (39.54)% 14.99 % 17.46 %     19.29 %
AUSA Alger Aggressive Growth /(5)/          03/01/94  (34.89)%  5.34 % 13.67 %     14.38 %
AUSA AEGON Balanced/ (5)/                   03/01/94    3.43 %  2.26 %  6.54 %      6.33 %
AUSA Federated Growth & Income /(5)/        03/01/94   33.44 % 10.84 % 12.52 %     11.39 %
AUSA Dean Asset Allocation /(5)/            01/03/95   21.41 %  4.83 %  9.06 %     10.54 %
AUSA C.A.S.E. Growth /(5)/                  05/01/95  (24.17)% (1.08)%  4.68 %      7.94 %
AUSA NWQ Value Equity /(5)/                 05/01/96   15.49 %  3.78 %    n/a      10.15 %
AUSA GE International Equity /(5)/          01/02/97  (26.10)% (4.48)%    n/a       1.91 %
AUSA GE U.S. Equity /(5)/                   01/02/97   (7.18)%  5.11 %    n/a      12.01 %
AUSA Third Avenue Value/ (5)/               01/02/98   17.28 % 16.82 %    n/a      12.80 %
AUSA J.P. Morgan Real Estate Sec. /(5)/     05/01/98   21.40 %  4.75 %    n/a       3.73 %
AUSA Goldman Sachs Growth /(5)/             05/03/99  (16.31)%   n/a      n/a      (0.63)%
AUSA Munder Net50 /(4)/ /(5)/               05/03/99   (3.16)%   n/a      n/a       7.34 %
AUSA T. Rowe Price Dividend Growth /(5)/    05/03/99    3.63 %   n/a      n/a      (1.40)%
AUSA T. Rowe Price Small Cap /(5)/          05/03/99  (18.77)%   n/a      n/a       8.48 %
AUSA Salomon All Cap /(5)/                  05/03/99    6.25 %   n/a      n/a      17.37 %
AUSA Pilgrim Baxter Mid Cap Growth /(5)/    05/03/99  (47.48)%   n/a      n/a       6.05 %
AUSA Dreyfus Mid Cap /(5)/                  05/03/99   (0.05)%   n/a      n/a       7.21 %
AUSA Value Line Aggressive Growth /(5)/     05/01/00  (19.04)%   n/a      n/a     (13.20)%
AUSA Great Companies - America/SM/ /(5)/    05/01/00   (5.37)%   n/a      n/a      (1.33)%
AUSA Great Companies - Technology/SM/ /(5)/ 05/01/00  (54.12)%   n/a      n/a     (47.05)%
AUSA Great Companies - Global/2/ /(2)/      09/01/00     n/a     n/a      n/a     (28.09)%
AUSA Gabelli Global Growth /(2)/            09/01/00     n/a     n/a      n/a     (14.18)%
AUSA LKCM Capital Growth /(2)/ /(5)/        12/01/00     n/a     n/a      n/a     (20.02)%
Fidelity VIP III Growth Opportunities /(5)/ 01/03/95  (22.41)% (5.10)%  6.29 %     10.19 %
Fidelity VIP II Contrafund(R)/ (5)/         01/03/95  (15.79)%  4.05 % 12.43 %     16.39 %
Fidelity VIP Equity-Income /(5)+/           10/09/86    9.12 %  3.75 % 10.88 %     14.33 %

 + Shows ten year performance.
(1)The current yield, which is for the seven day period ended 06/30/01, more closely reflects current earnings of AUSA J.P. Morgan Money Market than the total return. An investment in AUSA J.P. Morgan Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $ 1.00 per share, it is possible to lose money by investing in this subaccount.
(2)Not annualized.
(3)Effective September 1, 2000, WRL Janus Global is not available to new investors.
(4)Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, the underlying portfolio is sub-advised by Munder Capital Management. Effective May 29, 2001, this subaccount's underlying portfolio has a new investment objective.
(5)Underlying portfolios may have existed prior to the inception of the subaccount; therefore, performance is calculated using the actual fees and charges of AUSA Series Life Account as if it was available on the dates shown.
AUSA Series Life Account is the separate account holding the subaccounts, which contain the underlying investments for funding the AUSA Financial Freedom Builder/SM/, a variable universal life insurance policy. The return for each subaccount reflects deductions for the policy's mortality and expense risk charge and investment advisory fees. The performance does not reflect the cost of insurance. Had these cost been reflected, each of the performance figures would be lower. Please note that past performance is no guarantee of future performance. Total return and principal value of a subaccount will fluctuate so that a Policy owners' units, when redeemed, may be worth more or less than their original cost.
Please refer to the hypothetical illustrations in the prospectus which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration which reflects all the charges that apply to a policy.

This information must be preceded or accompanied by a currently effective prospectus for each of the AUSA Financial Freedom Builder/SM/ and its Investment Options. Read the prospectuses carefully before investing. This policy has limitations. For costs and complete details of the coverage, contact AUSA Life Insurance Company, Inc.
                    AUSA Quarterly Subaccount Performance 1